SEPTEMBER 30,  2008

RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

BENCHMARK FUNDS

NOVA FUND

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

S&P 500 FUND

HIGH YIELD STRATEGY FUND

INVERSE S&P 500 STRATEGY FUND

INVERSE HIGH YIELD STRATEGY FUND

NASDAQ-100®  FUND

EUROPE 1.25x STRATEGY FUND

(Formerly, OTC Fund)

JAPAN 2x STRATEGY FUND

INVERSE NASDAQ-100®  STRATEGY FUND

(Formerly, Inverse OTC Strategy Fund)

SMALL-CAP VALUE FUND

MID-CAP 1.5x STRATEGY FUND

MID-CAP VALUE FUND

INVERSE MID-CAP STRATEGY FUND

LARGE-CAP VALUE FUND

RUSSELL 2000®  1.5x STRATEGY FUND

SMALL-CAP GROWTH FUND

RUSSELL 2000®  FUND

MID-CAP GROWTH FUND

INVERSE RUSSELL 2000®  STRATEGY FUND

LARGE-CAP GROWTH FUND

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

U.S. GOVERNMENT MONEY MARKET FUND

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TABLE OF CONTENTS

LETTER TO OUR SHAREHOLDERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3

ABOUT SHAREHOLDERS’ FUND EXPENSES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4

FUND PROFILES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

9

SCHEDULES OF INVESTMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

21

STATEMENTS OF ASSETS AND LIABILITIES

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

108

STATEMENTS OF OPERATIONS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

112

STATEMENTS OF CHANGES IN NET ASSETS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

116

FINANCIAL HIGHLIGHTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

124

NOTES TO FINANCIAL STATEMENTS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

135

OTHER INFORMATION

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

149

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

150

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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1

LETTER TO OUR SHAREHOLDERS

DEAR SHAREHOLDER:

Most economic and market surveys tend to focus on more recent events because those that occurred earlier seem distant and less important. That dynamic was never so evident as in the April-to-September period, when events of just the previous three weeks completely overwhelmed everything that came before. In an incredibly short period of time, the entire global financial system seized up as the lubricant of any economy—bank lending—came to a complete halt. The resulting crash in global stock markets that began in September continued well into October.

In less than a month, the shape of the entire financial system was changed forever. The Wall Street model of large, aggressive, risk-taking investment banks was completely swept aside, as financial titans such as

Merrill Lynch, Morgan Stanley, Goldman Sachs and Lehman Brothers collapsed, merged with, or were reborn as commercial banks. It’s clear now that the decision by the U.S. Government to let Lehman

Brothers fail was the catalytic event, as the dramatic failure of an institution that weathered the Great

Depression and two world wars, laid bare the failings of the traditional investment banking model.

Financial dominos tumbled as a wave of commercial bank failures—the most since the savings and loan crisis of the 1990s—unfolded in the third quarter, culminating with the collapse of Washington Mutual, the largest bank failure in U.S. history.

The other huge and profound shift was the nationalization of the global financial system. Several events point to a nearly total takeover of the global financial system: the takeover of Fannie Mae and Freddie

Mac, AIG and Washington Mutual; the seizure of IndyMac; the forced merger of Wachovia; and the massive capital infusion and government guarantee of nearly every financial instrument available (both here and in Europe).

In this history-making period, government at all levels moved with unprecedented speed, scope and coordination to save the financial system, and with it, the global economy. In the United States, this culminated with the U.S. Treasury’s $700 billion bail-out plan that will essentially buy up all the bad mortgage assets clogging the financial system.

Rejection of that plan by the House of Representatives in late September sent the markets into a tailspin,

with the Dow suffering its largest point drop in history, while sending the index to three-year lows. Over the past six months, the Dow Jones IndustrialSM Average and the S&P 500® Index each lost more than 10% of their value, with virtually all of those declines coming in the last two weeks of September. T-Bill yields fell to near zero and interest rates on longer-dated Treasuries fell to decade lows in the market’s massive flight to safety.

It’s not all doom and gloom, however. This volatile market environment has burst the commodity bubble and has resulted in a huge slowdown in global inflation. This helps the emerging markets whose economies have been pummeled by the rise in food and energy costs. Slowing inflation has also ushered in a period of unprecedented dollar strength, which gives the Federal Reserve additional room to ease.

Interest rates could hardly be lower and stocks are cheaper than they have been in some time. With the massive amounts of liquidity pumped into the system, stocks could rally sharply in the months ahead.

Having gone through multiple false bottoms so far this year, the question that still remains is: Can any rally be sustained? The answer to that question is fairly straightforward. First, the allocation of credit in bond and money markets needs to resume. Simply put: A stock market recovery is not possible without it. As I write this, there is definite improvement on that front, but it remains slow and sporadic. Also, the process of de-leveraging (that is, selling assets accumulated during boom times) will be with us for a while. All of this is occurring during a period where global economic growth is downshifting rapidly. While this does not preclude any stock market rallies, it may make them temporary. Astute stock selection, the use of rotational strategies, exposure to currency movements, the implementation of long/short strategies and a focus on quality—above all else—are the keys to investment success in difficult and uncharted terrain.

We appreciate the trust you have placed in our firm’s quality and integrity by investing with

Rydex Investments.

Sincerely,

David C. Reilly, CFA

Director of Portfolio Strategy

2

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Rydex Funds described in this report are benchmarked daily to leveraged or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a

6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value

(“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls

9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

Index

Index

Fund

Fund

Level

Performance

Expectation

Fund NAV

Performance

Assessment

Start

100

$10.00

Day 1

106

6.0%

9.0%

$10.90

9.0%

In line

Day 2

99

-6.6%

-9.9%

$

9.82

-9.9%

In line

Cumulative

-1.0%

-1.5%

-1.8%

-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs,

including sales charges (loads) on purchase payments, reinvested dividends, or other distributions;

redemption fees; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2008 and ending September 30, 2008.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with

$1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and

Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5%

return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Certain retirement plans such as IRA, SEP, Roth IRA and 403(b) accounts are charged an annual $15 maintenance fee. Upon liquidating a retirement account, a $15 account-closing fee will be taken from the proceeds of the redemption.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Note that the expenses shown in the table are meant to highlight and help compare ongoing costs only and do not reflect any transactional costs which may be incurred by a Fund.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Table 1. Based on actual Fund return

Nova Fund

Investor Class

1.28%

$1,000.00

$

823.20

$

5.86

Advisor Class

1.78%

1,000.00

821.20

8.13

A-Class

1.54%

1,000.00

821.90

7.02

C-Class

2.28%

1,000.00

819.00

10.41

S&P 500 Fund

A-Class

1.52%

1,000.00

889.70

7.19

C-Class

2.27%

1,000.00

886.10

10.75

H-Class

1.53%

1,000.00

889.60

7.23

Inverse S&P 500 Strategy Fund

Investor Class

1.42%

1,000.00

1,097.80

7.49

Advisor Class

1.93%

1,000.00

1,094.60

10.12

A-Class

1.67%

1,000.00

1,096.40

8.79

C-Class

2.43%

1,000.00

1,092.40

12.73

NASDAQ-100® Fund

Investor Class

1.28%

1,000.00

895.90

6.10

Advisor Class

1.78%

1,000.00

894.00

8.47

A-Class

1.54%

1,000.00

894.30

7.29

C-Class

2.28%

1,000.00

891.30

10.83

Inverse NASDAQ-100® Strategy Fund

Investor Class

1.46%

1,000.00

1,077.10

7.58

Advisor Class

1.96%

1,000.00

1,074.10

10.18

A-Class

1.71%

1,000.00

1,075.80

8.88

C-Class

2.46%

1,000.00

1,071.80

12.76

Mid-Cap 1.5x Strategy Fund

A-Class

1.67%

1,000.00

872.80

7.83

C-Class

2.42%

1,000.00

869.50

11.33

H-Class

1.67%

1,000.00

873.10

7.83

Inverse Mid-Cap Strategy Fund

A-Class

1.67%

1,000.00

1,065.00

8.64

C-Class

2.42%

1,000.00

1,060.60

12.49

H-Class

1.67%

1,000.00

1,064.50

8.63

Russell 2000® 1.5x Strategy Fund

A-Class

1.69%

1,000.00

952.80

8.29

C-Class

2.44%

1,000.00

949.10

11.94

H-Class

1.69%

1,000.00

952.50

8.29

Russell 2000® Fund

A-Class

1.54%

1,000.00

983.00

7.67

C-Class

2.29%

1,000.00

979.00

11.38

H-Class

1.54%

1,000.00

983.00

7.67

Inverse Russell 2000® Strategy Fund

A-Class

2.23%

1,000.00

962.10

10.95

C-Class

2.97%

1,000.00

959.00

14.59

H-Class

2.22%

1,000.00

962.40

10.92

Government Long Bond 1.2x Strategy Fund

Investor Class

0.97%

1,000.00

1,012.00

4.88

Advisor Class

1.47%

1,000.00

1,010.30

7.40

A-Class

1.22%

1,000.00

1,011.60

6.15

C-Class

1.97%

1,000.00

1,007.00

9.91

Inverse Government Long Bond Strategy Fund

Investor Class

4.00%

1,000.00

1,000.00

20.07

Advisor Class

4.51%

1,000.00

998.80

22.58

A-Class

4.16%

1,000.00

998.80

20.83

C-Class

4.97%

1,000.00

995.50

24.88

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

High Yield Strategy Fund

A-Class

1.55%

$1,000.00

$

993.80

$

7.77

C-Class

2.31%

1,000.00

990.00

11.54

H-Class

1.58%

1,000.00

993.40

7.91

Inverse High Yield Strategy Fund

A-Class

1.52%

1,000.00

1,009.60

7.64

C-Class

2.27%

1,000.00

1,006.10

11.40

H-Class

1.52%

1,000.00

1,009.90

7.65

Europe 1.25x Strategy Fund

A-Class

1.67%

1,000.00

759.10

7.35

C-Class

2.42%

1,000.00

756.20

10.65

H-Class

1.71%

1,000.00

759.20

7.53

Japan 2x Strategy Fund

A-Class

1.52%

1,000.00

724.10

6.56

C-Class

2.27%

1,000.00

722.30

9.78

H-Class

1.52%

1,000.00

724.10

6.56

Small-Cap Value Fund

A-Class

1.52%

1,000.00

930.70

7.37

C-Class

2.27%

1,000.00

927.30

10.98

H-Class

1.52%

1,000.00

930.60

7.36

Mid-Cap Value Fund

A-Class

1.52%

1,000.00

926.00

7.34

C-Class

2.27%

1,000.00

922.50

10.95

H-Class

1.52%

1,000.00

926.30

7.33

Large-Cap Value Fund

A-Class

1.52%

1,000.00

842.50

7.02

C-Class

2.27%

1,000.00

839.60

10.46

H-Class

1.52%

1,000.00

843.00

7.01

Small-Cap Growth Fund

A-Class

1.52%

1,000.00

990.90

7.60

C-Class

2.28%

1,000.00

986.90

11.35

H-Class

1.56%

1,000.00

991.30

7.80

Mid-Cap Growth Fund

A-Class

1.57%

1,000.00

948.60

7.66

C-Class

2.31%

1,000.00

945.70

11.29

H-Class

1.54%

1,000.00

948.70

7.55

Large-Cap Growth Fund

A-Class

1.52%

1,000.00

882.90

7.18

C-Class

2.27%

1,000.00

879.70

10.70

H-Class

1.52%

1,000.00

882.90

7.18

U.S. Government Money Market Fund

Investor Class

0.92%

1,000.00

1,007.10

4.65

Advisor Class

1.42%

1,000.00

1,004.60

7.15

A-Class

1.17%

1,000.00

1,005.90

5.90

C-Class

1.92%

1,000.00

1,002.10

9.66

6

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

Table 2. Based on hypothetical 5% return (before expenses)

Nova Fund

Investor Class

1.28%

$1,000.00

$1,018.65

$

6.48

Advisor Class

1.78%

1,000.00

1,016.14

9.00

A-Class

1.54%

1,000.00

1,017.35

7.79

C-Class

2.28%

1,000.00

1,013.64

11.51

S&P 500 Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

H-Class

1.53%

1,000.00

1,017.40

7.74

Inverse S&P 500 Strategy Fund

Investor Class

1.42%

1,000.00

1,017.95

7.18

Advisor Class

1.93%

1,000.00

1,015.39

9.75

A-Class

1.67%

1,000.00

1,016.70

8.44

C-Class

2.43%

1,000.00

1,012.89

12.26

NASDAQ-100® Fund

Investor Class

1.28%

1,000.00

1,018.65

6.48

Advisor Class

1.78%

1,000.00

1,016.14

9.00

A-Class

1.54%

1,000.00

1,017.35

7.79

C-Class

2.28%

1,000.00

1,013.64

11.51

Inverse NASDAQ-100® Strategy Fund

Investor Class

1.46%

1,000.00

1,017.75

7.38

Advisor Class

1.96%

1,000.00

1,015.24

9.90

A-Class

1.71%

1,000.00

1,016.50

8.64

C-Class

2.46%

1,000.00

1,012.73

12.41

Mid-Cap 1.5x Strategy Fund

A-Class

1.67%

1,000.00

1,016.70

8.44

C-Class

2.42%

1,000.00

1,012.94

12.21

H-Class

1.67%

1,000.00

1,016.70

8.44

Inverse Mid-Cap Strategy Fund

A-Class

1.67%

1,000.00

1,016.70

8.44

C-Class

2.42%

1,000.00

1,012.94

12.21

H-Class

1.67%

1,000.00

1,016.70

8.44

Russell 2000® 1.5x Strategy Fund

A-Class

1.69%

1,000.00

1,016.60

8.54

C-Class

2.44%

1,000.00

1,012.84

12.31

H-Class

1.69%

1,000.00

1,016.60

8.54

Russell 2000® Fund

A-Class

1.54%

1,000.00

1,017.35

7.79

C-Class

2.29%

1,000.00

1,013.59

11.56

H-Class

1.54%

1,000.00

1,017.35

7.79

Inverse Russell 2000® Strategy Fund

A-Class

2.23%

1,000.00

1,013.89

11.26

C-Class

2.97%

1,000.00

1,010.18

14.97

H-Class

2.22%

1,000.00

1,013.94

11.21

Government Long Bond 1.2x Strategy Fund

Investor Class

0.97%

1,000.00

1,020.21

4.91

Advisor Class

1.47%

1,000.00

1,017.70

7.44

A-Class

1.22%

1,000.00

1,018.95

6.17

C-Class

1.97%

1,000.00

1,015.19

9.95

Inverse Government Long Bond Strategy Fund

Investor Class

4.00%

1,000.00

1,005.01

20.11

Advisor Class

4.51%

1,000.00

1,002.46

22.64

A-Class

4.16%

1,000.00

1,004.21

20.90

C-Class

4.97%

1,000.00

1,000.15

24.92

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

Beginning

Ending

Expenses

Expense

Account Value

Account Value

Paid During

Ratio†

March 31, 2008

September 30, 2008

Period*

High Yield Strategy Fund

A-Class

1.55%

$1,000.00

$1,017.30

$

7.84

C-Class

2.31%

1,000.00

1,013.49

11.66

H-Class

1.58%

1,000.00

1,017.15

7.99

Inverse High Yield Strategy Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

H-Class

1.52%

1,000.00

1,017.45

7.69

Europe 1.25x Strategy Fund

A-Class

1.67%

1,000.00

1,016.70

8.44

C-Class

2.42%

1,000.00

1,012.94

12.21

H-Class

1.71%

1,000.00

1,016.50

8.64

Japan 2x Strategy Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

H-Class

1.52%

1,000.00

1,017.45

7.69

Small-Cap Value Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

H-Class

1.52%

1,000.00

1,017.45

7.69

Mid-Cap Value Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

H-Class

1.52%

1,000.00

1,017.45

7.69

Large-Cap Value Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

H-Class

1.52%

1,000.00

1,017.45

7.69

Small-Cap Growth Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.28%

1,000.00

1,013.64

11.51

H-Class

1.56%

1,000.00

1,017.25

7.89

Mid-Cap Growth Fund

A-Class

1.57%

1,000.00

1,017.20

7.94

C-Class

2.31%

1,000.00

1,013.49

11.66

H-Class

1.54%

1,000.00

1,017.35

7.79

Large-Cap Growth Fund

A-Class

1.52%

1,000.00

1,017.45

7.69

C-Class

2.27%

1,000.00

1,013.69

11.46

H-Class

1.52%

1,000.00

1,017.45

7.69

U.S. Government Money Market Fund

Investor Class

0.92%

1,000.00

1,020.46

4.66

Advisor Class

1.42%

1,000.00

1,017.95

7.18

A-Class

1.17%

1,000.00

1,019.20

5.92

C-Class

1.92%

1,000.00

1,015.44

9.70

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

† This ratio represents annualized Total Expenses, which include interest and dividend expense from securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 2.60%, 2.60%, 2.50%, and

2.57% lower for the Investor Class, Advisor Class, A-Class and C-Class, respectively. Excluding short dividend expense, the operating expense ratio of the Inverse Russell 2000® Fund would be 0.53% lower for each class of the Fund.

8

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited)

NOVA FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

July 12, 1993

150%

Other

Advisor Class

October 15, 1998

Consumer Discretionary

A-Class

Industrials

Utilities

March 31, 2004

Consumer Staples

Materials

C-Class

March 14, 2001

Health Care

Telecommunication Services

Ten Largest Holdings (% of Total Net Assets)

100%

Energy

Exxon Mobil Corp.

3.4%

Financials

Consumer Discretionary

General Electric Co.

2.1%

Information Technology

Industrials

Microsoft Corp.

1.8%

Consumer Staples

Procter & Gamble Co.

1.8%

50%

Health Care

Johnson & Johnson, Inc.

1.6%

S&P 500 Index

Energy

JPMorgan Chase & Co.

1.4%

Mini Futures Contracts

Financials

Chevron Corp.

1.4%

Information Technology

AT&T, Inc.

1.4%

0%

International Business Machines Corp.

1.3%

Nova Fund

S&P 500 Index

Bank of America Corp.

1.3%

Top Ten Total

17.5%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

S&P 500 FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

May 31, 2006

100%

Telecommunication Services

Other

Materials

C-Class

May 31, 2006

Utilities

Consumer Discretionary

H-Class

May 31, 2006

Consumer Discretionary

Industrials

Industrials

Ten Largest Holdings (% of Total Net Assets)

75%

Consumer Staples

Exxon Mobil Corp.

2.8%

Health Care

Consumer Staples

General Electric Co.

1.7%

Energy

Health Care

Procter & Gamble Co.

1.5%

50%

Financials

Microsoft Corp.

1.4%

Energy

Johnson & Johnson, Inc.

1.3%

Information Technology

JPMorgan Chase & Co.

1.2%

25%

Financials

Chevron Corp.

1.2%

S&P 500 Index

AT&T, Inc.

1.1%

Mini Futures Contracts

Information Technology

Bank of America Corp.

1.1%

0%

International Business Machines Corp.

1.1%

S&P 500 Fund

S&P 500 Index

Top Ten Total

14.4%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes

“Ten Largest Holdings” exclude any temporary

any temporary cash investments.

cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

9

FUND PROFILES (Unaudited) (continued)

INVERSE S&P 500 STRATEGY FUND

OBJECTIVE: To provide investment results that will inversely correlate to the performance of the S&P 500 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

January 7, 1994

Utilities

Advisor Class

August 5, 1998

Materials

Telecommunications Services

A-Class

March 31, 2004

100%

C-Class

March 15, 2001

Consumer Discretionary

80%

Industrials

60%

Consumer Staples

The Fund invests principally in derivative investments

Health Care

such as equity index swap agreements, futures

40%

Energy

contracts, and options on index futures.

Financials

20%

Information Technology

0%

-20%

-40%

S&P 500 Index

Mini Futures Contracts

-60%

Short Sales

-80%

-100%

Inverse S&P 500

S&P 500 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

NASDAQ-100® FUND

OBJECTIVE: To provide investment results that correspond to a benchmark for over-the-counter securities. The Fund’s current benchmark is the NASDAQ-100 Index® .

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

February 14, 1994

NASDAQ-100 Index

Mini Futures Contracts

Advisor Class

September 22, 1998

100%

Other

Other

A-Class

March 31, 2004

Industrials

Industrials

C-Class

March 26, 2001

Consumer Discretionary

Consumer Discretionary

Ten Largest Holdings (% of Total Net Assets)

75%

9.9%

Health Care

Health Care

Apple, Inc.

Qualcomm, Inc.

6.0%

Microsoft Corp.

5.9%

50%

Google, Inc. — Class A

4.1%

Cisco Systems, Inc.

3.4%

Information Technology

Information Technology

Oracle Corp.

3.1%

25%

Gilead Sciences, Inc.

2.9%

Research In Motion Ltd.

2.7%

Intel Corp.

2.6%

Amgen, Inc.

2.1%

0%

NASDAQ-100®  Fund

NASDAQ-100 Index

Top Ten Total

42.7%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

any temporary cash investments.

10

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the NASDAQ-100 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

September 3, 1998

Other

100%

Advisor Class

August 1, 2003

Industrials

Consumer Discretionary

A-Class

March 31, 2004

80%

Health Care

C-Class

March 7, 2001

60%

40%

The Fund invests principally in derivative investments

Information Technology

such as equity index swap agreements, futures

20%

contracts, and options on index futures.

0%

-20%

-40%

NASDAQ-100 Index

Mini Futures Contracts

-60%

Short Sales

-80%

-100%

Inverse NASDAQ-100®

NASDAQ-100 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for mid-cap securities.

The Fund’s current benchmark is the S&P MidCap 400® Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

150%

Other

C-Class

August 20, 2001

Materials

Energy

H-Class

August 16, 2001

Utilities

Health Care

Ten Largest Holdings (% of Total Net Assets)

Information Technology

Other

100%

FMC Technologies, Inc.

0.5%

Consumer Discretionary

Materials

New York Community Bancorp, Inc.

0.5%

Industrials

Energy

Utilities

Cleveland-Cliffs, Inc.

0.5%

Financials

Health Care

DENTSPLY International, Inc.

0.5%

Information Technology

Covance, Inc.

0.5%

50%

Health Care REIT, Inc.

0.5%

Consumer Discretionary

Flir Systems, Inc.

0.5%

S&P MidCap 400 Index

Mini Futures Contracts

Industrials

Everest Re Group Ltd.

0.5%

Financials

MDU Resources Group, Inc.

0.5%

0%

Cephalon, Inc.

0.5%

Mid-Cap 1.5x Strategy Fund

S&P MidCap 400 Index

Top Ten Total

5.0%

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes

“Ten Largest Holdings” exclude any temporary

any temporary cash investments.

cash or derivative investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

11

FUND PROFILES (Unaudited) (continued)

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the S&P MidCap 400 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

100%

Other

C-Class

February 20, 2004

Materials

Energy

80%

H-Class

February 20, 2004

Utilities

Health Care

60%

Information Technology

The Fund invests principally in derivative investments

40%

Consumer Discretionary

such as equity index swap agreements, futures

S&P MidCap 400 Index

Industrials

20%

contracts, and options on index futures.

Mini Futures Contracts

Short Sales

Financials

0%

-20%

-40%

S&P MidCap 400 Index

Swap Agreement

-60%

Short Sales

-80%

-100%

Inverse Mid-Cap

S&P MidCap 400 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark for small-cap securities.

The Fund’s current benchmark is the Russell 2000® Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

150%

Other

C-Class

January 23, 2001

Energy

H-Class

November 1, 2000

Consumer Discretionary

Health Care

Telecommunication Services

Ten Largest Holdings (% of Total Net Assets)

Industrials

Consumer Staples

Utilities

Ralcorp Holdings, Inc.

0.3%

100%

Information Technology

Alexion Pharmaceuticals, Inc.

0.2%

Financials

Materials

Energy

Myriad Genetics, Inc.

0.2%

Consumer Discretionary

OSI Pharmaceuticals, Inc.

0.2%

Russell 2000 Index

Swap Agreement

Health Care

Senior Housing Properties Trust

0.2%

50%

Industrials

Foundry Networks, Inc.

0.2%

Energy Conversion Devices, Inc.

0.2%

Information Technology

Russell 2000 Index

Realty Income Corp.

0.2%

Mini Futures Contracts

ITC Holdings Corp.

0.2%

Financials

0%

Wabtec Corp.

0.2%

Russell 2000® 1.5x

Russell 2000 Index

Top Ten Total

2.1%

Strategy Fund

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

12

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

RUSSELL 2000® FUND

OBJECTIVE: To provide investment results that match the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

May 31, 2006

Russell 2000 Index

Swap Agreement

Telecommunication Services

C-Class

May 31, 2006

100%

Other

Consumer Staples

H-Class

May 31, 2006

Energy

Utilities

Materials

Ten Largest Holdings (% of Total Net Assets)

Consumer Discretionary

Energy

80%

Health Care

Ralcorp Holdings, Inc.

0.2%

Consumer Discretionary

Industrials

Alexion Pharmaceuticals, Inc.

0.1%

Information Technology

Health Care

Myriad Genetics, Inc.

0.1%

60%

OSI Pharmaceuticals, Inc.

0.1%

Financials

Industrials

Senior Housing Properties Trust

0.1%

40%

Longs Drug Stores Corp.

0.1%

Foundry Networks, Inc.

0.1%

Information Technology

Russell 2000 Index

Waste Connections, Inc.

0.1%

20%

Mini Futures Contracts

Energy Conversion Devices, Inc.

0.1%

Financials

Realty Income Corp.

0.1%

0%

Top Ten Total

1.1%

Russell 2000®  Fund

Russell 2000 Index

“Ten Largest Holdings” exclude any temporary

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: To provide investment results that will match the performance of a specific benchmark. The Fund’s current benchmark is the inverse of the performance of the Russell 2000 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

Telecommunication Services

100%

Consumer Staples

C-Class

February 20, 2004

Utilities

Energy

80%

Materials

H-Class

February 20, 2004

Consumer Discretionary

60%

Health Care

The Fund invests principally in short sales of

Industrials

40%

securities and derivative investments such as equity

Information Technology

20%

index swap agreements, futures contracts, and

Financials

options on index futures.

0%

-20%

Russell 2000 Index

Mini Futures Contracts

Short Sales

-40%

-60%

Russell 2000 Index Swap

-80%

Agreement Short Sales

-100%

Inverse Russell 2000®

Russell 2000 Index

Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

13

FUND PROFILES (Unaudited) (continued)

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: To provide investment results that correspond to a benchmark for U.S. Government securities. The Fund’s current benchmark is 120% of the price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

January 3, 1994

140%

Advisor Class

August 1, 2003

A-Class

March 31, 2004

120%

U.S. Treasury Bond

C-Class

May 2, 2001

100%

Futures Contracts

The Fund invests principally in U.S. Government

80%

securities and in derivative investments such as

futures and options contracts.

60%

U.S. Treasury Obligations

40%

20%

0%

Government Long Bond 1.2x Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: To provide total returns that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument. The Fund’s current benchmark is the inverse of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

March 3, 1995

0%

Advisor Class

August 1, 2003

A-Class

March 31, 2004

-20%

C-Class

March 28, 2001

-40%

U.S. Treasury Bond

The Fund invests principally in short sales and

Futures Contracts

derivative investments such as futures contracts,

-60%

Short Sales

and options on index futures.

-80%

-100%

Inverse Government Long Bond Strategy Fund

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

14

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

April 16, 2007

100%

Other

C-Class

April 16, 2007

CAA Rated Bonds

H-Class

April 16, 2007

75%

The Fund invests principally in derivative investments

such as high yield credit default swap agreements

BA Rated Bonds

and futures contracts.

50%

High Yield Index Credit Default

Swap Agreement Protection Sold

25%

B Rated Bonds

0%

High Yield Strategy Fund

Barclays Capital U.S.

Corporate High Yield Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

H-Class

April 16, 2007

100%

Other

CAA Rated Bonds

A-Class

April 16, 2007

80%

C-Class

April 16, 2007

60%

BA Rated Bonds

The Fund invests principally in derivative investments

40%

such as high yield credit default swap agreements

20%

B Rated Bonds

and futures contracts.

0%

-20%

-40%

High Yield Index Credit Default

Swap Agreement

-60%

Protection Purchased

-80%

-100%

Inverse High Yield

Barclays Capital U.S.

Strategy Fund

Corporate High Yield Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

15

FUND PROFILES (Unaudited) (continued)

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the Dow Jones STOXX® 50 Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

March 31, 2004

125%

Other

C-Class

May 10, 2001

H-Class

May 8, 2000

Energy

100%

Telecommunication Services

Other

Ten Largest Holdings (% of Total Net Assets)

Health Care

Industrial

Utilities

HSBC Holdings PLC — SP ADR

3.0%

Financials

Novartis AG — SP ADR

Basic Materials

3.0%

75%

Communications

GlaxoSmithKline PLC — SP ADR

2.7%

Energy

BP PLC — SP ADR

2.5%

50%

Total SA — SP ADR

2.3%

Dow Jones STOXX 50 Index

Futures Contracts

Consumer, Non-cyclical

Telefonica SA — SP ADR

2.3%

Vodafone Group PLC — SP ADR

2.1%

25%

Sanofi-Aventis — SP ADR

1.8%

Financial

France Telecom SA — SP ADR

1.8%

Royal Dutch Shell PLC — SP ADR

1.8%

0%

Europe 1.25x

Dow Jones STOXX 50 Index

Top Ten Total

23.3%

Strategy Fund

“Ten Largest Holdings” excludes any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

JAPAN 2x STRATEGY FUND

OBJECTIVE:

To provide investment results that correlate to the performance of a specific benchmark. The Fund’s current benchmark is the 200% of the fair value of the Nikkei-225 Stock Average Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

February 22, 2008

200%

C-Class

February 22, 2008

175%

H-Class

February 22, 2008

150%

The Fund invests principally in derivative investments

such as equity index swap agreements, futures

125%

contracts, and options on index futures.

Nikkei-225

Basic Materials

Other

100%

Stock Average Index

Communications

Futures Contracts

Financial

75%

Technology

Consumer, Non-cyclical

50%

Consumer, Cyclical

25%

Industrial

0%

Japan 2x Strategy

Nikkei-225

Fund

Stock Average Index

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

16

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

SMALL-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for small-cap value securities. The

Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Value Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Consumer Staples

Other

Consumer Staples

C-Class

February 20, 2004

Information Technology

Information Technology

H-Class

February 20, 2004

Materials

Materials

Utilities

Utilities

Ten Largest Holdings (% of Total Net Assets)

75%

Finish Line, Inc. — Class A

4.7%

Industrials

Industrials

M/I Homes, Inc.

2.0%

Wabash National Corp.

1.8%

50%

La-Z-Boy, Inc.

1.8%

Financials

Financials

Stewart Information Services Corp.

1.7%

First Bancorp Puerto Rico

1.6%

25%

Haverty Furniture Companies, Inc.

1.5%

Consumer Discretionary

Consumer Discretionary

Arkansas Best Corp.

1.5%

Gevity HR, Inc.

1.5%

0%

Jo-Ann Stores, Inc.

1.5%

Small-Cap Value Fund

S&P SmallCap 600/Citigroup

Top Ten Total

19.6%

Pure Value Index

“Ten Largest Holdings” exclude any temporary

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

MID-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of the benchmark for mid-cap value securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Value Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Consumer Staples

Consumer Staples

Health Care

Health Care

C-Class

February 20, 2004

Materials

Materials

H-Class

February 20, 2004

Information Technology

Information Technology

Ten Largest Holdings (% of Total Net Assets)

75%

Industrials

Industrials

ArvinMeritor, Inc.

3.3%

Furniture Brands International, Inc.

2.8%

Utilities

Utilities

Foot Locker, Inc.

2.4%

50%

Fidelity National Financial, Inc. — Class A

2.3%

Kelly Services, Inc. — Class A

2.3%

Consumer Discretionary

Consumer Discretionary

Ryland Group, Inc.

2.0%

25%

Imation Corp.

1.9%

Financials

Financials

Charming Shoppes, Inc.

1.9%

YRC Worldwide, Inc.

1.7%

0%

Rent-A-Center, Inc.

1.7%

Mid-Cap Value Fund

S&P MidCap 400/Citigroup

Top Ten Total

22.3%

Pure Value Index

“Ten Largest Holdings” exclude any temporary

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

17

FUND PROFILES (Unaudited) (continued)

LARGE-CAP VALUE FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for large-cap value securities. The

Fund’s current benchmark is the S&P 500/Citigroup Pure Value Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

Information Technology

Telecommunication Services

100%

C-Class

February 20, 2004

Other

Energy

H-Class

February 20, 2004

Consumer Staples

Consumer Staples

Health Care

Health Care

Materials

Ten Largest Holdings (% of Total Net Assets)

Materials

Industrials

75%

Industrials

D.R. Horton, Inc.

3.0%

Utilities

Utilities

KB HOME

2.9%

Lennar Corp. — Class A

2.6%

50%

Jones Apparel Group, Inc.

2.5%

Consumer Discretionary

Consumer Discretionary

Spectra Energy Corp.

2.5%

Integrys Energy Group, Inc.

2.0%

Ryder System, Inc.

1.9%

25%

Dillard's, Inc. — Class A

1.7%

Financials

Financials

NiSource, Inc.

1.6%

Tyson Foods, Inc. — Class A

1.5%

0%

Top Ten Total

22.2%

Large-Cap Value Fund

S&P 500/Citigroup

Pure Value Index

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

SMALL-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for small-cap growth securities. The

Fund’s current benchmark is the S&P SmallCap 600/Citigroup Pure Growth Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Consumer Staples

Consumer Staples

Materials

C-Class

February 20, 2004

Materials

Industrials

Energy

H-Class

February 20, 2004

Energy

Industrials

Ten Largest Holdings (% of Total Net Assets)

75%

Financials

Financials

Greenhill & Company, Inc.

1.9%

Meritage Homes Corp.

1.8%

Health Care

Health Care

LHC Group, Inc.

1.7%

50%

PetMed Express, Inc.

1.6%

Information Technology

Information Technology

j2 Global Communications, Inc.

1.6%

HealthExtras, Inc.

1.5%

25%

Quality Systems, Inc.

1.5%

Wilshire Bancorp, Inc.

1.4%

Consumer Discretionary

Consumer Discretionary

Websense, Inc.

1.4%

0%

Basic Energy Services, Inc.

1.4%

Small-Cap Growth Fund

S&P SmallCap 600/Citigroup

Top Ten Total

15.8%

Pure Growth Index

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

18

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

FUND PROFILES (Unaudited) (continued)

MID-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for mid-cap growth securities. The

Fund’s current benchmark is the S&P MidCap 400/Citigroup Pure Growth Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Consumer Staples

Consumer Staples

C-Class

February 20, 2004

Materials

Materials

Financials

Financials

H-Class

February 20, 2004

Energy

Energy

Ten Largest Holdings (% of Total Net Assets)

75%

Industrials

Industrials

Encore Acquisition Co.

2.5%

Psychiatric Solutions, Inc.

2.2%

Information Technology

Information Technology

Aeropostale, Inc.

2.1%

50%

DreamWorks Animation SKG, Inc. — Class A

2.0%

Health Care

Health Care

Digital River, Inc.

1.9%

NVR, Inc.

1.8%

25%

Cleveland-Cliffs, Inc.

1.7%

Consumer Discretionary

Consumer Discretionary

Philadelphia Consolidated Holding Corp.

1.7%

United Therapeutics Corp.

1.7%

0%

Urban Outfitters, Inc.

1.7%

Mid-Cap Growth Fund

S&P MidCap 400/Citigroup

Top Ten Total

19.3%

Pure Growth Index

“Ten Largest Holdings” exclude any temporary

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes cash or derivative investments.

any temporary cash investments.

LARGE-CAP GROWTH FUND

OBJECTIVE:

To provide investment results that match the performance of a benchmark for large-cap growth securities.

The Fund’s current benchmark is the S&P 500/Citigroup Pure Growth Index.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

A-Class

September 1, 2004

100%

Other

Utilities

Materials

C-Class

February 20, 2004

Financials

Financials

H-Class

February 20, 2004

Industrials

Industrials

Ten Largest Holdings (% of Total Net Assets)

75%

Consumer Staples

Consumer Staples

Sears Holdings Corp.

1.4%

Energy

Energy

Express Scripts, Inc.

1.2%

Varian Medical Systems, Inc.

1.2%

50%

Information Technology

Information Technology

Zimmer Holdings, Inc.

1.2%

Moody’s Corp.

1.2%

XTO Energy, Inc.

1.1%

Consumer Discretionary

Consumer Discretionary

25%

Coach, Inc.

1.1%

Intuitive Surgical, Inc.

1.1%

Health Care

Health Care

Amazon.com, Inc.

1.1%

0%

Bed Bath & Beyond, Inc.

1.1%

Large-Cap Growth Fund

S&P 500/Citigroup

Top Ten Total

11.7%

Pure Growth Index

“Ten Largest Holdings” exclude any temporary

cash or derivative investments.

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

19

FUND PROFILES (Unaudited) (concluded)

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE:

To provide security of principal, high current income and liquidity by investing in securities issued by the U.S.

Government, its agencies or instrumentalities.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:

Investor Class

December 1, 1993

110%

Advisor Class

April 1, 1998

100%

Other

A-Class

March 31, 2004

Freddie Mac—FADN

C-Class

October 19, 2000

90%

Farmer Mac—FADN

80%

Fannie Mae—FADN

The Fund invests principally in money market

70%

instruments issued or guaranteed as to principal

60%

Repurchase Agreements

and interest by the U.S. Government, its agencies

50%

or instrumentalities.

40%

Federal Home Loan Bank—FAB

30%

20%

10%

Federal Home Loan Bank—FADN

0%

U.S. Government Money Market Fund

FAB — Federal Agency Bonds

FADN — Federal Agency Discount Notes.

20

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

NOVA FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 84.9%

Affiliated Computer Services,

Inc. — Class A*

780

$

39,491

INFORMATION TECHNOLOGY 13.6%

Citrix Systems, Inc.*

1,460

36,880

Microsoft Corp.

63,040

$

1,682,538

SanDisk Corp.*

1,810

35,385

International Business Machines

Fidelity National Information

Corp.

10,880

1,272,525

Services, Inc.

1,520

28,059

Cisco Systems, Inc.*

46,891

1,057,861

Teradata Corp.*

1,430

27,885

Hewlett-Packard Co.

19,665

909,310

LSI Logic Corp.*†

5,060

27,122

Intel Corp.

44,658

836,444

National Semiconductor Corp.

1,565

26,934

Apple, Inc.*

7,110

808,123

Total System Services, Inc.

1,590

26,076

Google, Inc. — Class A*

1,920

768,998

Molex, Inc.

1,144

25,683

Oracle Corp.*

31,462

638,993

Advanced Micro Devices, Inc.*

4,776

25,074

Qualcomm, Inc.

13,079

562,005

Micron Technology, Inc.*

6,036

24,446

Dell, Inc.*

14,000

230,720

Akamai Technologies, Inc.*

1,360

23,718

Texas Instruments, Inc.

10,362

222,783

Lexmark International, Inc.*

710

23,125

EMC Corp*

16,630

198,895

Compuware Corp.*

2,050

19,865

eBay, Inc.*

8,770

196,273

QLogic Corp.*

1,050

16,128

Corning, Inc.

12,464

194,937

Jabil Circuit, Inc.

1,690

16,123

Yahoo!, Inc.*

11,130

192,549

Novellus Systems, Inc.*

782

15,358

Automatic Data Processing, Inc.

4,085

174,634

JDS Uniphase Corp.*

1,720

14,551

Adobe Systems, Inc.*

4,260

168,142

Convergys Corp.*

980

14,484

Applied Materials, Inc.

10,608

160,499

Novell, Inc.*

2,765

14,212

Western Union Co.

5,850

144,319

Tellabs, Inc.*

3,185

12,931

Symantec Corp.*

6,740

131,969

Teradyne, Inc.*

1,324

10,340

Motorola, Inc.

18,006

128,563

Unisys Corp.*

2,890

7,948

Tyco Electronics Ltd.

3,790

104,831

Ciena Corp.*

715

7,207

MasterCard, Inc.

580

102,851

Total Information Technology

13,000,426

Electronic Arts, Inc.*

2,551

94,361

FINANCIALS 13.4%

Juniper Networks, Inc.*

4,282

90,222

JPMorgan Chase & Co.

29,258

1,366,349

Paychex, Inc.

2,580

85,217

Bank of America Corp.

36,069

1,262,415

Agilent Technologies, Inc.*

2,865

84,976

Wells Fargo & Co.

26,249

985,125

Intuit, Inc.*

2,580

81,554

Citigroup, Inc.

43,537

892,944

Xerox Corp.

7,000

80,710

U.S. Bancorp

13,785

496,536

Broadcom Corp. — Class A*

3,479

64,814

Goldman Sachs Group, Inc.

3,490

446,720

CA, Inc.

3,160

63,074

American Express Co.

9,292

329,216

Fiserv, Inc.*

1,320

62,462

Merrill Lynch & Co., Inc.

12,228

309,368

Autodesk, Inc.*

1,810

60,725

MetLife, Inc.

5,462

305,872

Analog Devices, Inc.

2,284

60,183

Bank of New York Mellon Corp.

9,119

297,097

Amphenol Corp. — Class A

1,420

56,999

Prudential Financial, Inc.

3,392

244,224

Linear Technology Corp.

1,744

53,471

AFLAC, Inc.

3,786

222,427

Cognizant Technology Solutions

Travelers Companies, Inc.

4,721

213,389

Corp. — Class A*

2,340

53,422

PNC Financial Services Group, Inc.

2,756

205,873

Xilinx, Inc.

2,184

51,215

Morgan Stanley

8,863

203,849

MEMC Electronic Materials, Inc.*

1,791

50,614

CME Group, Inc.

540

200,615

Harris Corp.

1,076

49,711

Allstate Corp.

4,336

199,976

Altera Corp.

2,377

49,156

State Street Corp.

3,435

195,383

Computer Sciences Corp.*

1,220

49,032

Charles Schwab Corp.

7,404

192,504

NetApp, Inc.*

2,630

47,945

Simon Property Group, Inc.

1,810

175,570

Nvidia Corp.*

4,418

47,317

BB&T Corp.

4,348

164,354

Sun Microsystems, Inc.*

5,951

45,228

Chubb Corp.

2,875

157,837

BMC Software, Inc.*

1,530

43,804

Capital One Financial Corp.

2,999

152,949

KLA-Tencor Corp.

1,369

43,329

Marsh & McLennan Companies,

Microchip Technology, Inc.

1,449

42,644

Inc.

4,114

130,661

Salesforce.com, Inc.*

840

40,656

SunTrust Banks, Inc.

2,820

126,872

VeriSign, Inc.*

1,526

39,798

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

21

MARKET	MARKET
Total Financials
ENERGY 11.4%
Total Energy

SHARES	VALUE	SHARES	VALUE

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

22	|	See Notes to Financial Statements.

September 30, 2008
Northern Trust Corp.	1,751	$126,422	Federated Investors, Inc. —
Loews Corp.	2,873	113,455	Class B	710	$20,483
T. Rowe Price Group, Inc.	110,374	MBIA, Inc.	1,570	18,683
Franklin Resources, Inc.	1,220	107,519	CB Richard Ellis Group, Inc. —
Public Storage	1,010	100,000	Class A*	1,380	18,451
Aon Corp.	2,200	98,912	Sovereign Bancorp, Inc.	4,310	17,024
Vornado Realty Trust	1,082	98,408	CIT Group, Inc.	2,290	15,938
Hartford Financial Services Group,	First Horizon National Corp.	15,140
Inc.	2,398	98,294	E*Trade Financial Corp.*	4,310	12,068
Equity Residential	2,180	96,814	National City Corp.	6,018	10,532
Progressive Corp.	5,420	94,308	MGIC Investment Corp.	1,000	7,030
Principal Financial Group, Inc.	89,328
Boston Properties, Inc.	949	88,883
Lincoln National Corp.	2,050	87,760
ProLogis	2,110	87,080
NYSE Euronext	2,137	83,728
HCP, Inc.	2,020	81,063
Hudson City Bancorp, Inc.	75,479
American International Group, Inc.	71,362
Unum Group	2,736	68,674
Plum Creek Timber Co., Inc.
(REIT)	1,370	68,308
KIMCO Realty Corp.	1,820	67,231
Ameriprise Financial, Inc.	65,628
Leucadia National Corp.	1,420	64,525
Invesco Ltd.	3,064	64,283
Wachovia Corp.	17,073	59,755
AvalonBay Communities, Inc.	59,643
Host Hotels & Resorts, Inc.	55,419
M&T Bank Corp.	613	54,710
Fifth Third Bancorp	4,563	54,300
Moody’s Corp.	1,590	54,060
Regions Financial Corp.	5,492	52,723
Discover Financial Services	52,392
Assurant, Inc.	938	51,590
IntercontinentalExchange, Inc.*	49,215
KeyCorp	3,911	46,697
SLM Corp.*	3,750	46,275
XL Capital Ltd.	2,504	44,922
Legg Mason, Inc.	1,119	42,589
American Capital Ltd.	1,660	42,347
Marshall & Ilsley Corp.	2,050	41,307
Torchmark Corp.	688	41,142
Comerica, Inc.	1,210	39,676
Cincinnati Financial Corp.	36,972
Zions Bancorporation	920	35,604
Developers Diversified Realty
Corp.	970	30,739
Janus Capital Group, Inc.	30,569
Genworth Financial, Inc. —
Class A	3,465	29,834
General Growth Properties, Inc.	27,633
Apartment Investment &
Management Co. — Class A	24,164
Huntington Bancshares, Inc.	23,235

12,848,824
Exxon Mobil Corp.	41,710	3,239,199
Chevron Corp.	16,500	1,360,920
ConocoPhillips	12,200	893,650
Schlumberger Ltd.	9,633	752,241
Occidental Petroleum Corp.	462,152
Devon Energy Corp.	3,550	323,760
Transocean, Inc.*	2,560	281,190
Apache Corp.	2,690	280,513
Halliburton Co.	7,040	228,026
Marathon Oil Corp.	5,670	226,063
XTO Energy, Inc.	4,410	205,153
Hess Corp.	2,270	186,322
Anadarko Petroleum Corp.	182,398
EOG Resources, Inc.	2,000	178,920
National-Oilwell Varco, Inc.*	168,270
Chesapeake Energy Corp.	150,253
Baker Hughes, Inc.	2,480	150,139
Weatherford International Ltd.*	137,516
Valero Energy Corp.	4,200	127,260
Spectra Energy Corp.	4,940	117,572
Williams Companies, Inc.	109,499
Smith International, Inc.	1,729	101,389
Murphy Oil Corp.	1,530	98,134
Peabody Energy Corp.	2,180	98,100
Noble Corp.	2,160	94,824
Southwestern Energy Co.*	84,290
Noble Energy, Inc.	1,390	77,270
El Paso Corp.	5,630	71,839
Consol Energy, Inc.	1,470	67,458
Cameron International Corp.*	67,445
ENSCO International, Inc.	66,274
Nabors Industries Ltd.*	2,250	56,070
Range Resources Corp.	1,250	53,588
Pioneer Natural Resources Co.	50,189
BJ Services Co.	2,360	45,147
Sunoco, Inc.	940	33,445
Cabot Oil & Gas Corp.	830	29,996
Rowan Companies, Inc.	910	27,801
Massey Energy Co.	680	24,256
Tesoro Corp.	1,104	18,205
10,926,736

2,055

1,618

2,054

4,091

21,430

1,718

606

4,170

3,791

610

1,300

1,259

1,830

690

2,908

6,560

3,760

3,350

4,190

5,470

4,630

2,760

1,750

1,150

960

MARKET	MARKET
HEALTH CARE 11.1%	CONSUMER STAPLES 10.3%
Total Consumer Staples
INDUSTRIALS 9.4%
Total Health Care

SHARES	VALUE	SHARES	VALUE

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	23

September 30, 2008
Johnson & Johnson, Inc.	$	Procter & Gamble Co.	24,127	$
Pfizer, Inc.	54,127	998,102	Wal-Mart Stores, Inc.	17,783	1,065,024
Abbott Laboratories	12,368	712,149	PepsiCo, Inc.	12,463	888,238
Merck & Co., Inc.	17,185	542,359	Coca-Cola Co.	15,761	833,442
Amgen, Inc.*	8,500	503,795	Philip Morris International, Inc.	786,627
Medtronic, Inc.	9,060	453,906	Kraft Foods, Inc. — Class A	393,459
Wyeth	10,702	395,332	CVS Caremark Corp.	11,373	382,815
Eli Lilly & Co.	8,023	353,253	Anheuser-Busch Companies, Inc.	373,449
Gilead Sciences, Inc.*	7,390	336,836	Altria Group, Inc.	16,299	323,372
Bristol-Myers Squibb Co.	331,202	Colgate-Palmolive Co.	4,034	303,962
Baxter International, Inc.	5,040	330,775	Walgreen Co.	7,828	242,355
UnitedHealth Group, Inc.	248,314	Costco Wholesale Corp.	3,438	223,229
Schering-Plough Corp.	13,031	240,683	Kimberly-Clark Corp.	3,281	212,740
Celgene Corp.*	3,650	230,972	General Mills, Inc.	2,652	182,246
Covidien Ltd.	4,030	216,653	Sysco Corp.	4,747	146,350
WellPoint, Inc.*	4,108	192,131	Kroger Co.	5,194	142,731
Thermo Fisher Scientific, Inc.*	184,800	Avon Products, Inc.	3,420	142,169
Medco Health Solutions, Inc.*	182,385	Wm. Wrigley Jr. Co.	1,727	137,124
Genzyme Corp.*	2,160	174,722	H.J. Heinz Co.	2,468	123,326
Becton, Dickinson & Co.	1,960	157,310	Kellogg Co.	2,009	112,705
Boston Scientific Corp.*	147,706	Archer-Daniels-Midland Co.	111,522
Express Scripts, Inc.*	1,980	146,164	Lorillard, Inc.	1,370	97,476
Cardinal Health, Inc.	2,880	141,926	Safeway, Inc.	3,446	81,739
Aetna, Inc.	3,781	136,532	UST, Inc.	1,180	78,517
Allergan, Inc.	2,468	127,102	Sara Lee Corp.	5,567	70,311
Stryker Corp.	1,990	123,977	Clorox Co.	1,110	69,586
McKesson Corp.	2,220	119,458	ConAgra Foods, Inc.	3,572	69,511
St. Jude Medical, Inc.*	2,740	119,163	Campbell Soup Co.	1,700	65,620
Biogen Idec, Inc.*	2,330	117,176	Reynolds American, Inc.	1,341	65,200
Zimmer Holdings, Inc.*	1,810	116,854	Molson Coors Brewing Co. —
C.R. Bard, Inc.	800	75,896	Class B	1,187	55,492
CIGNA Corp.	2,209	75,062	Hershey Co.	1,330	52,588
Intuitive Surgical, Inc.*	310	74,704	Estee Lauder Companies, Inc. —
Forest Laboratories, Inc.*	69,286	Class A†	920	45,917
Quest Diagnostics, Inc.	1,270	65,621	Brown-Forman Corp. — Class B	45,240
Laboratory Corporation of	Coca-Cola Enterprises, Inc.	41,774
America Holdings*	890	61,855	McCormick & Co., Inc.	1,016	39,065
Varian Medical Systems, Inc.*	57,130	SUPERVALU, INC.	1,700	36,890
Barr Pharmaceuticals, Inc.*	56,811	Constellation Brands, Inc. —
Humana, Inc.*	1,356	55,867	Class A*	1,528	32,791
Hospira, Inc.*	1,280	48,896	Pepsi Bottling Group, Inc.	32,087
DaVita, Inc.*	840	47,888	Tyson Foods, Inc. — Class A	28,775
AmerisourceBergen Corp.	47,815	Dean Foods Co.*	1,207	28,196
Applied Biosystems Inc.	1,360	46,580	Whole Foods Market, Inc.	22,173
Waters Corp.*	790	45,962
Coventry Health Care, Inc.*	38,734
Millipore Corp.*	440	30,272
Mylan Laboratories, Inc.*	27,922
IMS Health, Inc.	1,460	27,609
PerkinElmer, Inc.	958	23,921
Watson Pharmaceuticals, Inc.*	23,797
Patterson Companies, Inc.*	22,199
King Pharmaceuticals, Inc.*	18,921
Tenet Healthcare Corp.*	3,330	18,482
10,697,610
9,867,244
General Electric Co.	79,870	2,036,685
United Parcel Service, Inc. —
Class B	8,100	509,409
United Technologies Corp.	464,864
3M Co.	5,610	383,219
Boeing Co.	5,940	340,659
Lockheed Martin Corp.	2,670	292,819
Caterpillar, Inc.	4,890	291,444

22,440

1,554,643

1,681,411

16,354

12,014

5,756

15,885

9,780

3,360

4,053

12,038

5,090

2,450

630

2,491

1,000

870

1,100

2,410

1,270

1,107

1,190

2,445

835

730

1,975

7,740

MARKET	MARKET
CONSUMER DISCRETIONARY 7.2%
Total Industrials

SHARES	VALUE	SHARES	VALUE

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

24	|	See Notes to Financial Statements.

September 30, 2008
Union Pacific Corp.	4,090	$291,044
Emerson Electric Co.	6,230	254,122	McDonald’s Corp.	8,924	$550,611
Honeywell International, Inc.	248,469	Comcast Corp. — Class A	459,931
General Dynamics Corp.	3,190	234,848	Walt Disney Co.	14,889	456,943
Burlington Northern Santa Fe	Time Warner, Inc.	28,352	371,695
Corp.	2,270	209,816	Home Depot, Inc.	13,445	348,091
Norfolk Southern Corp.	3,010	199,292	Target Corp.	5,970	292,828
FedEx Corp.	2,500	197,600	Lowe’s Companies, Inc.	11,730	277,884
Raytheon Co.	3,350	179,258	News Corp. — Class A	18,199	218,206
CSX Corp.	3,270	178,444	Nike, Inc. — Class B	3,150	210,735
Deere & Co.	3,430	169,785	Amazon.com, Inc.*	2,561	186,338
Northrop Grumman Corp.	164,063	Johnson Controls, Inc.	4,770	144,674
Illinois Tool Works, Inc.	3,210	142,684	Staples, Inc.	5,629	126,652
Danaher Corp.	2,050	142,270	Yum! Brands, Inc.	3,759	122,581
Tyco International Ltd.	3,810	133,426	Carnival Corp.	3,461	122,346
Waste Management, Inc.	124,071	Viacom, Inc. — Class B*	4,913	122,039
Paccar, Inc.	2,920	111,515	DIRECTV Group, Inc.*	4,640	121,429
L-3 Communications Holdings, Inc.	96,354	Kohl’s Corp.*	2,450	112,896
Precision Castparts Corp.	87,761	TJX Companies, Inc.	3,370	102,852
Southwest Airlines Co.	5,890	85,464	Best Buy Company, Inc.	2,704	101,400
ITT Corporation	1,460	81,191	Omnicom Group, Inc.	2,560	98,714
Fluor Corp.	1,440	80,208	Ford Motor Co.*	18,160	94,432
Ingersoll-Rand Co. — Class A	79,639	Starbucks Corp.*	5,870	87,287
Eaton Corp.	1,330	74,719	McGraw-Hill Companies, Inc.	80,605
Parker Hannifin Corp.	1,350	71,550	CBS Corp.	5,460	79,607
Cummins, Inc.	1,630	71,264	Harley-Davidson, Inc.	1,890	70,497
CH Robinson Worldwide, Inc.	69,815	Fortune Brands, Inc.	1,200	68,832
Rockwell Collins, Inc.	1,280	61,555	Coach, Inc.*	2,710	67,858
Dover Corp.	1,510	61,230	The Gap, Inc.	3,698	65,750
Expeditors International of	Bed Bath & Beyond, Inc.*	65,647
Washington, Inc.	1,710	59,576	Marriott International, Inc. —
Textron, Inc.	2,000	58,560	Class A	2,330	60,790
Cooper Industries Ltd. — Class A	55,930	Macy’s, Inc.	3,339	60,035
Pitney Bowes, Inc.	1,670	55,544	H&R Block, Inc.	2,630	59,832
Jacobs Engineering Group, Inc.*	53,224	J.C. Penney Company, Inc.	58,545
Masco Corp.	2,890	51,847	VF Corp.	700	54,117
Fastenal Co.	1,040	51,366	Mattel, Inc.	2,855	51,504
W.W. Grainger, Inc.	520	45,224	Genuine Parts Co.	1,279	51,429
Rockwell Automation, Inc.	43,688	Apollo Group, Inc. — Class A*	50,405
Goodrich Corp.	1,000	41,600	Whirlpool Corp.	600	47,574
RR Donnelley & Sons Co.	41,456	GameStop Corp. — Class A*	44,747
Avery Dennison Corp.	860	38,253	Sherwin-Williams Co.	774	44,242
Equifax, Inc.	1,030	35,484	Sears Holdings Corp.*	460	43,010
Pall Corp.	960	33,014	General Motors Corp.	4,550	42,998
Robert Half International, Inc.	30,938	International Game Technology,
Cintas Corp.	1,060	30,433	Inc.	2,475	42,521
Allied Waste Industries, Inc.*	30,219	AutoZone, Inc.*	340	41,936
Ryder System, Inc.	450	27,900	Starwood Hotels & Resorts
Terex Corp.*	780	23,806	Worldwide, Inc.	1,474	41,478
Manitowoc Co., Inc.	1,044	16,234	Limited Brands, Inc.	2,266	39,247
Monster Worldwide, Inc.*	979	14,597	Newell Rubbermaid, Inc.	2,225	38,404
Nordstrom, Inc.	1,255	36,169
Eastman Kodak Co.	2,288	35,189
Tiffany & Co.	977	34,703
Hasbro, Inc.	989	34,338

9,059,449

5,980

23,430

2,710

3,940

980

1,114

2,555

2,550

1,370

2,090

1,400

980

1,756

1,170

850

1,690

1,308

1,250

2,720

MARKET	MARKET
Total Utilities
MATERIALS 2.9%
Total Consumer Discretionary
UTILITIES 3.0%
Total Materials
TELECOMMUNICATION SERVICES 2.6%

SHARES	VALUE	SHARES	VALUE

NOVA FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	25

September 30, 2008
Darden Restaurants, Inc.	1,130	$32,352	AES Corp.*	5,400	$63,126
Gannett Co., Inc.	1,830	30,945	Questar Corp.	1,390	56,879
Polo Ralph Lauren Corp.	460	30,654	DTE Energy Co.	1,310	52,557
Goodyear Tire & Rubber Co.*	29,701	Allegheny Energy, Inc.	1,360	50,007
Interpublic Group of Companies,	CenterPoint Energy, Inc.	2,740	39,922
Inc.*	3,825	29,644	Pepco Holdings, Inc.	1,620	37,114
Black & Decker Corp.	480	29,160	Constellation Energy Group, Inc.	34,749
D.R. Horton, Inc.	2,210	28,774	NiSource, Inc.	2,200	32,472
Leggett & Platt, Inc.	1,290	28,109	Integrys Energy Group, Inc.	30,463
Washington Post Co. — Class B	27,838	Pinnacle West Capital Corp.	27,872
Abercrombie & Fitch Co. —	TECO Energy, Inc.	1,710	26,898
Class A	700	27,615	CMS Energy Corp.	1,810	22,571
Stanley Works	630	26,296	Nicor, Inc.	360	15,966
Scripps Networks Interactive,	Dynegy Inc.*	4,060	14,535
Inc. — Class A	720	26,143
Family Dollar Stores, Inc.	1,096	25,975
Expedia, Inc.*	1,680	25,385
Snap-On, Inc.	460	24,224
Pulte Homes, Inc.	1,714	23,945
Wyndham Worldwide Corp.	22,025
Big Lots, Inc.*	657	18,284
RadioShack Corp.	1,032	17,833
Lennar Corp. — Class A	1,140	17,317
Centex Corp.	990	16,038
Harman International Industries,
Inc.	470	16,013
New York Times Co. — Class A	13,433
Office Depot, Inc.*	2,183	12,705
Liz Claiborne, Inc.	760	12,487
Jones Apparel Group, Inc.	12,402
KB HOME	600	11,808
AutoNation, Inc.*	870	9,779
Meredith Corp.	290	8,132
Dillard’s, Inc. — Class A	460	5,428
6,883,017
Eastman Chemical Co.	610	33,587
Exelon Corp.	5,280	330,634	MeadWestvaco Corp.	1,370	31,935
Southern Co.	6,180	232,924	Ball Corp.	780	30,802
Dominion Resources, Inc.	199,355	Sealed Air Corp.	1,270	27,927
Duke Energy Corp.	10,160	177,089	Pactiv Corp.*	1,050	26,072
FPL Group, Inc.	3,280	164,984	International Flavors & Fragrances,
FirstEnergy Corp.	2,450	164,126	Inc.	630	24,860
Entergy Corp.	1,540	137,075	Allegheny Technologies, Inc.	23,936
Public Service Enterprise Group,	AK Steel Holding Corp.	900	23,328
Inc.	4,080	133,783	Bemis Co.	800	20,968
American Electric Power Co., Inc.	119,607	Hercules, Inc.	910	18,009
PPL Corp.	3,010	111,430	Ashland, Inc.	460	13,450
PG&E Corp.	2,880	107,856	Titanium Metals Corp.	680	7,711
Edison International	2,620	104,538
Sempra Energy	1,980	99,931
Consolidated Edison, Inc.	94,082
Progress Energy, Inc.	2,100	90,573
Xcel Energy, Inc.	3,580	71,564
Ameren Corp.	1,690	65,961

2,910,643
Monsanto Co.	4,420	437,492
E.I. du Pont de Nemours and Co.	291,772
Dow Chemical Co.	7,430	236,126
Praxair, Inc.	2,530	181,502
Freeport-McMoRan Copper &
Gold, Inc.	3,080	175,098
Alcoa, Inc.	6,530	147,447
Newmont Mining Corp.	3,670	142,249
Air Products & Chemicals, Inc.	116,433
Weyerhaeuser Co.	1,700	102,986
Nucor Corp.	2,540	100,330
International Paper Co.	3,430	89,797
PPG Industries, Inc.	1,320	76,982
United States Steel Corp.	940	72,953
Rohm & Haas Co.†	990	69,300
Ecolab, Inc.	1,410	68,413
Vulcan Materials Co.	880	65,560
Sigma-Aldrich Corp.	1,010	52,944
CF Industries Holdings, Inc.	41,157
2,751,126
AT&T, Inc.	46,808	1,306,879
Verizon Communications, Inc.	725,009
Sprint Nextel Corp.	22,586	137,775
American Tower Corp. — Class A*	111,831

1,940

1,430

610

50

810

1,402

940

670

4,660

810

3,230

2,190

7,240

1,700

450

22,593

3,109

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

NOVA FUND

MARKET

SHARES

VALUE

Embarq Corp.

1,131

$

45,862

Windstream Corp.

3,477

38,039

Qwest Communications

International, Inc.

11,653

37,639

CenturyTel, Inc.

803

29,430

Frontier Communications Corp.

2,508

28,842

Total Telecommunication Services

2,461,306

Total Common Stocks

(Cost $72,601,816)

81,406,381

SECURITIES LENDING COLLATERAL 0.1%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

85,572

85,572

Total Securities Lending Collateral

(Cost $85,572)

85,572

FACE

AMOUNT

REPURCHASE AGREEMENTS 11.0%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$4,362,028

4,362,028

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

3,613,174

3,613,174

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

2,558,000

2,558,000

Total Repurchase Agreements

(Cost $10,533,202)

10,533,202

Total Investments 96.0%

(Cost $83,220,590)

$92,025,155

Other Assets in Excess

of Liabilities – 4.0%

$

3,871,473

Net Assets – 100.0%

$95,896,628

UNREALIZED

CONTRACTS

LOSS

FUTURES CONTRACTS PURCHASED

December 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $61,680,563)

1,051

$ (1,535,967)

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

REIT — Real Estate Investment Trust

26

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
COMMON STOCKS 70.2%
INFORMATION TECHNOLOGY 11.2%
Total Information Technology
FINANCIALS 11.1%

SHARES	VALUE	SHARES	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	27

September 30, 2008
Affiliated Computer Services,
Inc. — Class A*	1,010	$51,136
Citrix Systems, Inc.*	1,915	48,373
Microsoft Corp.	81,540	$2,176,303	SanDisk Corp.*	2,363	46,197
International Business Machines	Fidelity National Information
Corp.	14,010	1,638,610	Services, Inc.	1,971	36,385
Cisco Systems, Inc.*	61,090	1,378,190	Teradata Corp.*	1,850	36,075
Hewlett-Packard Co.	25,330	1,171,259	LSI Logic Corp.*	6,661	35,703
Intel Corp.	58,140	1,088,962	National Semiconductor Corp.	34,764
Apple, Inc.*	9,246	1,050,900	Total System Services, Inc.	34,046
Google, Inc. — Class A*	2,472	990,085	Molex, Inc.	1,480	33,226
Oracle Corp.*	40,846	829,582	Advanced Micro Devices, Inc.*	32,970
Qualcomm, Inc.	16,970	729,201	Micron Technology, Inc.*	7,870	31,874
Dell, Inc.*	18,226	300,365	Akamai Technologies, Inc.*	30,782
Texas Instruments, Inc.	13,560	291,540	Lexmark International, Inc.*	30,258
EMC Corp*	21,410	256,064	Compuware Corp.*	2,645	25,630
Corning, Inc.	16,320	255,245	QLogic Corp.*	1,379	21,181
eBay, Inc.*	11,328	253,521	Jabil Circuit, Inc.	2,204	21,026
Yahoo!, Inc.*	14,416	249,397	Novellus Systems, Inc.*	1,030	20,229
Automatic Data Processing, Inc.	224,865	JDS Uniphase Corp.*	2,220	18,781
Adobe Systems, Inc.*	5,558	219,374	Convergys Corp.*	1,260	18,623
Applied Materials, Inc.	13,870	209,853	Novell, Inc.*	3,570	18,350
Western Union Co.	7,630	188,232	Tellabs, Inc.*	4,110	16,687
Symantec Corp.*	8,728	170,894	Teradyne, Inc.*	1,750	13,668
Motorola, Inc.	23,430	167,290	Unisys Corp.*	3,720	10,230
Tyco Electronics Ltd.	4,885	135,119	Ciena Corp.*	930	9,374
MasterCard, Inc.	758	134,416
Electronic Arts, Inc.*	3,300	122,067
Juniper Networks, Inc.*	5,620	118,413
Paychex, Inc.	3,334	110,122
Agilent Technologies, Inc.*	109,742
Intuit, Inc.*	3,354	106,020
Xerox Corp.	9,020	104,001
Broadcom Corp. — Class A*	84,953
CA, Inc.	4,094	81,716
Fiserv, Inc.*	1,725	81,627
Autodesk, Inc.*	2,360	79,178
Analog Devices, Inc.	3,000	79,050
Amphenol Corp. — Class A	74,941
Linear Technology Corp.	2,290	70,211
Cognizant Technology Solutions
Corp. — Class A*	3,063	69,928
Xilinx, Inc.	2,860	67,067
MEMC Electronic Materials, Inc.*	66,128
Altera Corp.	3,110	64,315
Harris Corp.	1,390	64,218
Computer Sciences Corp.*	63,098
NetApp, Inc.*	3,438	62,675
Nvidia Corp.*	5,760	61,690
Sun Microsystems, Inc.*	7,790	59,204
KLA-Tencor Corp.	1,790	56,654
BMC Software, Inc.*	1,972	56,458
Microchip Technology, Inc.	55,917
Salesforce.com, Inc.*	1,096	53,046
VeriSign, Inc.*	2,000	52,160

16,859,434
JPMorgan Chase & Co.	38,100	1,779,270
Bank of America Corp.	47,159	1,650,565
Wells Fargo & Co.	34,215	1,284,089
Citigroup, Inc.	56,305	1,154,816
U.S. Bancorp	18,012	648,792
Goldman Sachs Group, Inc.	574,720
American Express Co.	11,992	424,877
Merrill Lynch & Co., Inc.	400,752
MetLife, Inc.	7,100	397,600
Bank of New York Mellon Corp.	386,073
Prudential Financial, Inc.	4,420	318,240
AFLAC, Inc.	4,920	289,050
Travelers Companies, Inc.	276,172
PNC Financial Services Group,
Inc.	3,579	267,351
Morgan Stanley	11,465	263,695
Allstate Corp.	5,600	258,272
CME Group, Inc.	694	257,828
State Street Corp.	4,458	253,571
Charles Schwab Corp.	9,652	250,952
Simon Property Group, Inc.	227,465
BB&T Corp.	5,680	214,704
Chubb Corp.	3,730	204,777
Capital One Financial Corp.	198,390
Marsh & McLennan Companies,
Inc.	5,297	168,233

2,020

2,076

6,280

1,765

929

5,260

3,700

4,560

1,867

2,340

1,570

1,900

4,490

15,840

11,850

6,110

2,345

3,890

MARKET	MARKET
Total Financials
ENERGY 9.5%

SHARES	VALUE	SHARES	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

28	|	See Notes to Financial Statements.

September 30, 2008
Northern Trust Corp.	2,290	$165,338	Apartment Investment &
SunTrust Banks, Inc.	3,658	164,573	Management Co. — Class A	$31,448
Loews Corp.	3,740	147,693	Huntington Bancshares, Inc.	30,282
T. Rowe Price Group, Inc.	143,943	Federated Investors, Inc. —
Franklin Resources, Inc.	1,582	139,422	Class B	918	26,484
Public Storage	1,311	129,802	MBIA, Inc.	2,054	24,443
Vornado Realty Trust	1,423	129,422	CB Richard Ellis Group, Inc. —
Aon Corp.	2,870	129,035	Class A*	1,807	24,160
Hartford Financial Services Group,	Sovereign Bancorp, Inc.	5,620	22,199
Inc.	3,120	127,889	CIT Group, Inc.	2,973	20,692
Equity Residential	2,836	125,947	First Horizon National Corp.	19,603
Progressive Corp.	7,075	123,105	E*Trade Financial Corp.*	5,653	15,828
Principal Financial Group, Inc.	116,379	National City Corp.	7,870	13,772
Boston Properties, Inc.	1,240	116,138	MGIC Investment Corp.	1,302	9,153
Lincoln National Corp.	2,660	113,875
ProLogis	2,740	113,080
NYSE Euronext	2,750	107,745
HCP, Inc.	2,632	105,622
Hudson City Bancorp, Inc.	99,076
American International Group,
Inc.	27,810	92,607
Unum Group	3,570	89,607
Plum Creek Timber Co., Inc.
(REIT)	1,789	89,199
KIMCO Realty Corp.	2,371	87,585
Ameriprise Financial, Inc.	85,568
Leucadia National Corp.	1,850	84,064
Invesco Ltd.	4,000	83,920
AvalonBay Communities, Inc.	78,736
Wachovia Corp.	22,324	78,134
Host Hotels & Resorts, Inc.	72,218
M&T Bank Corp.	800	71,400
Fifth Third Bancorp	5,970	71,043
Moody’s Corp.	2,070	70,380
Regions Financial Corp.	7,191	69,034
Discover Financial Services	68,547
Assurant, Inc.	1,230	67,650
IntercontinentalExchange, Inc.*	63,414
KeyCorp	5,115	61,073
SLM Corp.*	4,898	60,441
XL Capital Ltd.	3,230	57,946
Legg Mason, Inc.	1,468	55,872
American Capital Ltd.	2,146	54,744
Marshall & Ilsley Corp.	2,678	53,962
Torchmark Corp.	900	53,820
Comerica, Inc.	1,566	51,349
Cincinnati Financial Corp.	47,779
Zions Bancorporation	1,190	46,053
Janus Capital Group, Inc.	39,941
Developers Diversified Realty
Corp.	1,253	39,708
Genworth Financial, Inc. —
Class A	4,480	38,573
General Growth Properties, Inc.	35,908

16,706,677
Exxon Mobil Corp.	54,116	4,202,649
Chevron Corp.	21,438	1,768,206
ConocoPhillips	15,894	1,164,235
Schlumberger Ltd.	12,613	984,949
Occidental Petroleum Corp.	601,925
Devon Energy Corp.	4,636	422,803
Transocean, Inc.*	3,357	368,733
Apache Corp.	3,513	366,336
Halliburton Co.	9,227	298,862
Marathon Oil Corp.	7,395	294,839
XTO Energy, Inc.	5,770	268,420
Hess Corp.	2,962	243,121
Anadarko Petroleum Corp.	237,990
EOG Resources, Inc.	2,612	233,669
National-Oilwell Varco, Inc.*	220,560
Baker Hughes, Inc.	3,250	196,755
Chesapeake Energy Corp.	196,190
Weatherford International Ltd.*	180,028
Valero Energy Corp.	5,491	166,377
Spectra Energy Corp.	6,461	153,772
Williams Companies, Inc.	142,799
Smith International, Inc.	2,269	133,054
Peabody Energy Corp.	2,857	128,565
Murphy Oil Corp.	2,004	128,537
Noble Corp.	2,838	124,588
Southwestern Energy Co.*	110,219
Noble Energy, Inc.	1,806	100,396
El Paso Corp.	7,353	93,824
Cameron International Corp.*	88,372
Consol Energy, Inc.	1,924	88,292
ENSCO International, Inc.	86,964
Nabors Industries Ltd.*	2,948	73,464
Range Resources Corp.	1,623	69,578
Pioneer Natural Resources Co.	62,736
BJ Services Co.	3,100	59,303
Sunoco, Inc.	1,229	43,728
Cabot Oil & Gas Corp.	1,086	39,248
Rowan Companies, Inc.	1,191	36,385

898

3,790

2,680

2,094

2,676

5,370

2,240

800

5,434

4,960

786

1,680

1,645

2,378

8,544

4,906

4,391

5,471

7,161

6,038

3,609

2,293

1,509

1,200

MARKET	MARKET
Total Energy
HEALTH CARE 9.2%
CONSUMER STAPLES 8.5%
Total Consumer Staples

SHARES	VALUE	SHARES	VALUE
Total Health Care

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	29

September 30, 2008
Massey Energy Co.	886	$31,604	Watson Pharmaceuticals, Inc.*	$30,780
Tesoro Corp.	1,430	23,581	Patterson Companies, Inc.*	28,981
King Pharmaceuticals, Inc.*	24,429
Tenet Healthcare Corp.*	4,356	24,176
13,823,147
Pfizer, Inc.	69,709	1,285,434
Abbott Laboratories	15,940	917,825	Procter & Gamble Co.	31,380	2,186,872
Merck & Co., Inc.	22,160	699,370	Wal-Mart Stores, Inc.†	23,190	1,388,849
Amgen, Inc.*	11,028	653,630	PepsiCo, Inc.	16,190	1,153,861
Medtronic, Inc.	11,722	587,272	Coca-Cola Co.	20,560	1,087,213
Wyeth	13,790	509,403	Philip Morris International, Inc.	1,025,492
Eli Lilly & Co.	10,350	455,710	Kraft Foods, Inc. — Class A	514,175
Gilead Sciences, Inc.*	9,593	437,249	CVS Caremark Corp.	14,840	499,514
Bristol-Myers Squibb Co.	426,799	Anheuser-Busch Companies, Inc.	482,707
Baxter International, Inc.	6,490	425,939	Altria Group, Inc.	21,300	422,592
UnitedHealth Group, Inc.	320,955	Colgate-Palmolive Co.	5,230	394,080
Schering-Plough Corp.	16,810	310,481	Walgreen Co.	10,244	317,154
Celgene Corp.*	4,739	299,884	Costco Wholesale Corp.	4,500	292,185
Covidien Ltd.	5,198	279,444	Kimberly-Clark Corp.	4,290	278,164
WellPoint, Inc.*	5,290	247,413	General Mills, Inc.	3,480	239,146
Thermo Fisher Scientific, Inc.*	238,150	Sysco Corp.	6,230	192,071
Medco Health Solutions, Inc.*	235,350	Kroger Co.	6,770	186,040
Genzyme Corp.*	2,802	226,654	Avon Products, Inc.	4,405	183,116
Becton, Dickinson & Co.	2,532	203,218	Wm. Wrigley Jr. Co.	2,230	177,062
Boston Scientific Corp.*	190,430	H.J. Heinz Co.	3,230	161,403
Express Scripts, Inc.*	2,576	190,160	Archer-Daniels-Midland Co.	145,921
Cardinal Health, Inc.	3,719	183,272	Kellogg Co.	2,590	145,299
Aetna, Inc.	4,880	176,217	Lorillard, Inc.	1,800	128,070
Allergan, Inc.	3,180	163,770	Safeway, Inc.	4,500	106,740
Stryker Corp.	2,578	160,609	UST, Inc.	1,538	102,339
St. Jude Medical, Inc.*	3,564	154,998	Sara Lee Corp.	7,300	92,199
McKesson Corp.	2,854	153,574	ConAgra Foods, Inc.	4,680	91,073
Biogen Idec, Inc.*	3,028	152,278	Clorox Co.	1,441	90,336
Zimmer Holdings, Inc.*	2,352	151,845	Reynolds American, Inc.	1,760	85,571
C.R. Bard, Inc.	1,046	99,234	Campbell Soup Co.	2,192	84,611
Intuitive Surgical, Inc.*	409	98,561	Molson Coors Brewing Co. —
CIGNA Corp.	2,840	96,503	Class B	1,560	72,930
Forest Laboratories, Inc.*	90,072	Hershey Co.	1,724	68,167
Quest Diagnostics, Inc.	1,649	85,204	Estee Lauder Companies, Inc. —
Laboratory Corporation of	Class A	1,196	59,692
America Holdings*	1,161	80,690	Brown-Forman Corp. — Class B	58,166
Varian Medical Systems, Inc.*	74,955	Coca-Cola Enterprises, Inc.	55,006
Barr Pharmaceuticals, Inc.*	74,573	McCormick & Co., Inc.	1,330	51,138
Humana, Inc.*	1,750	72,100	SUPERVALU, INC.	2,200	47,740
Hospira, Inc.*	1,666	63,641	Constellation Brands, Inc. —
DaVita, Inc.*	1,094	62,369	Class A*	2,000	42,920
AmerisourceBergen Corp.	62,235	Pepsi Bottling Group, Inc.	41,305
Waters Corp.*	1,033	60,100	Tyson Foods, Inc. — Class A	37,181
Applied Biosystems Inc.	1,750	59,938	Dean Foods Co.*	1,580	36,909
Coventry Health Care, Inc.*	50,355	Whole Foods Market, Inc.	29,044
Millipore Corp.*	570	39,216
IMS Health, Inc.	1,908	36,080
Mylan Laboratories, Inc.*	35,973
PerkinElmer, Inc.	1,240	30,963

14,235,656
Johnson & Johnson, Inc.	2,004,686
12,854,053

1,080

953

2,550

21,320

15,700

20,470

7,440

12,641

4,330

5,230

15,520

6,660

3,185

810

1,312

3,280

1,142

1,653

1,416

3,114

1,547

1,450

3,150

28,936

MARKET	MARKET
INDUSTRIALS 7.8%
Total Industrials
CONSUMER DISCRETIONARY 5.9%

SHARES	VALUE	SHARES	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

30	|	See Notes to Financial Statements.

September 30, 2008
Allied Waste Industries, Inc.*	$39,485
General Electric Co.	102,881	$2,623,465	Cintas Corp.	1,374	39,448
United Parcel Service, Inc. —	Ryder System, Inc.	600	37,200
Class B	10,578	665,250	Terex Corp.*	1,019	31,100
United Technologies Corp.	598,798	Manitowoc Co., Inc.	1,350	20,992
3M Co.	7,235	494,223	Monster Worldwide, Inc.*	19,085
Boeing Co.	7,655	439,014
Lockheed Martin Corp.	3,480	381,652
Union Pacific Corp.	5,351	380,777
Caterpillar, Inc.	6,356	378,818
Emerson Electric Co.	8,020	327,136
Honeywell International, Inc.	319,935
General Dynamics Corp.	4,151	305,597
Burlington Northern Santa Fe
Corp.	2,971	274,609
Norfolk Southern Corp.	3,940	260,867
FedEx Corp.	3,270	258,461
CSX Corp.	4,289	234,051
Raytheon Co.	4,310	230,628
Deere & Co.	4,420	218,790
Northrop Grumman Corp.	211,829
Danaher Corp.	2,672	185,437
Illinois Tool Works, Inc.	4,140	184,023
Tyco International Ltd.	4,941	173,034
Waste Management, Inc.	159,654
Paccar, Inc.	3,780	144,358
L-3 Communications Holdings,
Inc.	1,274	125,260
Precision Castparts Corp.	113,443
Southwest Airlines Co.	7,723	112,061
ITT Corporation	1,908	106,104
Fluor Corp.	1,850	103,045
Ingersoll-Rand Co. — Class A	102,549
Eaton Corp.	1,720	96,630
Cummins, Inc.	2,124	92,861
Parker Hannifin Corp.	1,730	91,690
CH Robinson Worldwide, Inc.	91,116
Rockwell Collins, Inc.	1,673	80,455
Dover Corp.	1,940	78,667
Expeditors International of
Washington, Inc.	2,246	78,251
Textron, Inc.	2,575	75,396
Pitney Bowes, Inc.	2,183	72,607
Cooper Industries Ltd. — Class A	71,910
Jacobs Engineering Group, Inc.*	69,625
Masco Corp.	3,765	67,544
Fastenal Co.	1,356	66,973
W.W. Grainger, Inc.	670	58,270
Rockwell Automation, Inc.	56,943
Goodrich Corp.	1,302	54,163
RR Donnelley & Sons Co.	53,696
Avery Dennison Corp.	1,110	49,373
Equifax, Inc.	1,348	46,439
Pall Corp.	1,240	42,644
Robert Half International, Inc.	39,847

11,735,278
McDonald’s Corp.	11,630	717,571
Walt Disney Co.	19,400	595,386
Comcast Corp. — Class A	594,122
Time Warner, Inc.	37,050	485,725
Home Depot, Inc.	17,562	454,680
Target Corp.	7,800	382,590
Lowe’s Companies, Inc.	15,160	359,140
News Corp. — Class A	23,740	284,643
Nike, Inc. — Class B	4,104	274,558
Amazon.com, Inc.*	3,300	240,108
Johnson Controls, Inc.	6,140	186,226
Staples, Inc.	7,350	165,375
Carnival Corp.	4,520	159,782
Viacom, Inc. — Class B*	6,420	159,473
Yum! Brands, Inc.	4,850	158,159
DIRECTV Group, Inc.*	5,997	156,941
Kohl’s Corp.*	3,152	145,244
TJX Companies, Inc.	4,370	133,372
Best Buy Company, Inc.	3,490	130,875
Omnicom Group, Inc.	3,339	128,752
Ford Motor Co.*	23,610	122,772
Starbucks Corp.*	7,581	112,729
McGraw-Hill Companies, Inc.	105,166
CBS Corp.	7,093	103,416
Harley-Davidson, Inc.	2,472	92,206
Fortune Brands, Inc.	1,550	88,908
Coach, Inc.*	3,542	88,692
The Gap, Inc.	4,860	86,411
Bed Bath & Beyond, Inc.*	85,310
Marriott International, Inc. —
Class A	3,060	79,835
H&R Block, Inc.	3,452	78,533
Macy’s, Inc.	4,347	78,159
J.C. Penney Company, Inc.	76,615
VF Corp.	900	69,579
Mattel, Inc.	3,730	67,289
Genuine Parts Co.	1,670	67,151
Apollo Group, Inc. — Class A*	66,297
Whirlpool Corp.	777	61,608
Sherwin-Williams Co.	1,020	58,303
GameStop Corp. — Class A*	57,815
General Motors Corp.	5,855	55,330
Sears Holdings Corp.*	590	55,165
International Game Technology,
Inc.	3,200	54,976

3,554

9,970

1,280

7,700

3,499

5,070

1,440

3,290

1,788

1,800

1,282

1,525

2,189

1,610

30,266

3,327

2,716

2,298

1,118

1,690

MARKET	MARKET
Total Utilities
MATERIALS 2.4%
Total Consumer Discretionary
UTILITIES 2.5%

SHARES	VALUE	SHARES	VALUE

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	31

September 30, 2008
Starwood Hotels & Resorts	American Electric Power Co.,
Worldwide, Inc.	1,930	$54,310	Inc.	4,200	$155,526
AutoZone, Inc.*	435	53,653	PPL Corp.	3,900	144,378
Limited Brands, Inc.	2,950	51,094	PG&E Corp.	3,748	140,363
Newell Rubbermaid, Inc.	2,870	49,536	Edison International	3,390	135,261
Nordstrom, Inc.	1,650	47,553	Sempra Energy	2,567	129,557
Eastman Kodak Co.	2,980	45,832	Consolidated Edison, Inc.	123,037
Tiffany & Co.	1,280	45,466	Progress Energy, Inc.	2,744	118,349
Hasbro, Inc.	1,300	45,136	Xcel Energy, Inc.	4,672	93,393
Darden Restaurants, Inc.	1,464	41,914	Ameren Corp.	2,205	86,061
Gannett Co., Inc.	2,389	40,398	AES Corp.*	7,058	82,508
Polo Ralph Lauren Corp.	600	39,984	Questar Corp.	1,819	74,434
Goodyear Tire & Rubber Co.*	38,811	DTE Energy Co.	1,714	68,766
Interpublic Group of Companies,	Allegheny Energy, Inc.	1,759	64,678
Inc.*	4,930	38,208	CenterPoint Energy, Inc.	3,582	52,190
D.R. Horton, Inc.	2,897	37,719	Pepco Holdings, Inc.	2,122	48,615
Black & Decker Corp.	620	37,665	Constellation Energy Group, Inc.	45,392
Leggett & Platt, Inc.	1,686	36,738	NiSource, Inc.	2,884	42,568
Abercrombie & Fitch Co. —	Integrys Energy Group, Inc.	40,401
Class A	910	35,900	Pinnacle West Capital Corp.	36,371
Family Dollar Stores, Inc.	1,440	34,128	TECO Energy, Inc.	2,235	35,157
Stanley Works	816	34,060	CMS Energy Corp.	2,360	29,429
Scripps Networks Interactive,	Nicor, Inc.	470	20,845
Inc. — Class A	930	33,768	Dynegy Inc.*	5,285	18,920
Washington Post Co. — Class B	33,406
Expedia, Inc.*	2,171	32,804
Snap-On, Inc.	596	31,385
Pulte Homes, Inc.	2,210	30,874
Wyndham Worldwide Corp.	28,906
Big Lots, Inc.*	850	23,656
RadioShack Corp.	1,360	23,501
Lennar Corp. — Class A	1,489	22,618
Harman International Industries,
Inc.	620	21,123
Centex Corp.	1,298	21,028
New York Times Co. — Class A	17,405
Office Depot, Inc.*	2,838	16,517
Liz Claiborne, Inc.	996	16,364
Jones Apparel Group, Inc.	16,289
KB HOME	790	15,547
AutoNation, Inc.*	1,115	12,533
Meredith Corp.	370	10,375
Dillard’s, Inc. — Class A	600	7,080
8,948,271
Sigma-Aldrich Corp.	1,328	69,614
Exelon Corp.	6,833	427,883	CF Industries Holdings, Inc.	54,602
Southern Co.	8,035	302,839	Eastman Chemical Co.	808	44,489
Dominion Resources, Inc.	258,348	MeadWestvaco Corp.	1,798	41,911
Duke Energy Corp.	13,216	230,355	Ball Corp.	1,010	39,885
FPL Group, Inc.	4,250	213,775	Sealed Air Corp.	1,666	36,635
FirstEnergy Corp.	3,165	212,023	Pactiv Corp.*	1,379	34,241
Entergy Corp.	1,994	177,486	International Flavors & Fragrances,
Public Service Enterprise Group,	Inc.	828	32,673
Inc.	5,291	173,492	Allegheny Technologies, Inc.	31,234

3,782,400
Monsanto Co.	5,758	569,927
E.I. du Pont de Nemours and
Co.	9,451	380,875
Dow Chemical Co.	9,698	308,202
Praxair, Inc.	3,302	236,886
Freeport-McMoRan Copper &
Gold, Inc.	4,044	229,901
Alcoa, Inc.	8,524	192,472
Newmont Mining Corp.	4,802	186,126
Air Products & Chemicals, Inc.	151,911
Weyerhaeuser Co.	2,220	134,488
Nucor Corp.	3,332	131,614
International Paper Co.	4,497	117,731
PPG Industries, Inc.	1,724	100,544
United States Steel Corp.	95,926
Rohm & Haas Co.	1,305	91,350
Ecolab, Inc.	1,847	89,616
Vulcan Materials Co.	1,156	86,122

2,864

2,535

1,868

809

1,057

60

1,840

1,218

880

597

6,039

1,057

2,218

1,236

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

S&P 500 FUND

MARKET

UNREALIZED

SHARES

VALUE

CONTRACTS

LOSS

AK Steel Holding Corp.

1,178

$

30,534

FUTURES CONTRACTS PURCHASED

Bemis Co.

1,040

27,258

December 2008 S&P 500 Index

Hercules, Inc.

1,179

23,332

Mini Futures Contracts

Ashland, Inc.

600

17,544

(Aggregate Market Value

Titanium Metals Corp.

900

10,206

of Contracts $42,431,063)

723

$

(1,220,494)

Total Materials

3,597,849

TELECOMMUNICATION SERVICES 2.1%

AT&T, Inc.

60,940

1,701,445

Verizon Communications, Inc.

29,450

945,050

Sprint Nextel Corp.

29,522

180,084

American Tower Corp. —

Class A*

4,070

146,398

Embarq Corp.

1,470

59,608

Windstream Corp.

4,550

49,777

Qwest Communications

International, Inc.

15,350

49,581

CenturyTel, Inc.

1,060

38,849

Frontier Communications Corp.

3,270

37,605

Total Telecommunication Services

3,208,397

Total Common Stocks

(Cost $110,499,279)

105,751,162

SECURITIES LENDING COLLATERAL 0.0%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

41,536

41,536

Total Securities Lending Collateral

(Cost $41,536)

41,536

FACE

AMOUNT

REPURCHASE AGREEMENTS 25.8%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$16,081,914

16,081,914

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

13,321,043

13,321,043

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

9,430,827

9,430,827

Total Repurchase Agreements

(Cost $38,833,784)

38,833,784

Total Investments 96.0%

(Cost $149,374,599)

$144,626,482

Other Assets in Excess

of Liabilities – 4.0%

$

6,037,923

Net Assets – 100.0%

$150,664,405

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

REIT — Real Estate Investment Trust.

32

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INVERSE S&P 500 STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

FEDERAL AGENCY DISCOUNT NOTES 61.5%

Federal Home Loan Bank*

2.50% due 10/10/08

$25,000,000

$

24,984,375

2.37% due 10/27/08

25,000,000

24,957,208

2.55% due 12/19/08

25,000,000

24,860,104

3.00% due 12/15/08

25,000,000

24,845,526

2.32% due 01/08/09

25,000,000

24,840,500

3.10% due 01/12/09

25,000,000

24,776,211

Freddie Mac*

2.85% due 01/26/09

50,000,000

49,536,875

Total Federal Agency Discount Notes

(Cost $198,800,799)

198,800,799

REPURCHASE AGREEMENTS 34.8%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

46,545,220

46,545,220

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

38,554,545

38,554,545

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

27,295,253

27,295,253

Total Repurchase Agreements

(Cost $112,395,018)

112,395,018

Total Investments 96.3%

(Cost $311,195,817)

$311,195,817

Other Assets in Excess

of Liabilities – 3.7%

$

12,021,489

Net Assets – 100.0%

$323,217,306

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS SOLD SHORT

December 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $319,377,375)

5,442

$

8,530,334

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

33

MARKET	MARKET
COMMON STOCKS 96.6%	HEALTH CARE 16.2%
INFORMATION TECHNOLOGY 59.7%
Total Health Care
CONSUMER DISCRETIONARY 12.7%
Total Consumer Discretionary
INDUSTRIALS 4.5%
Total Information Technology

SHARES	VALUE	SHARES	VALUE

NASDAQ-100® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

34	|	See Notes to Financial Statements.

September 30, 2008
Gilead Sciences, Inc.*	351,850	$
Amgen, Inc.*	191,530	11,351,983
Apple, Inc.*	479,890	$	Teva Pharmaceutical Industries
Qualcomm, Inc.	768,656	33,029,148	Ltd. — SP ADR†	244,490	11,195,197
Microsoft Corp.	1,220,430	32,573,277	Celgene Corp.*	175,167	11,084,568
Google, Inc. — Class A*	22,630,581	Genzyme Corp.*	130,810	10,581,221
Cisco Systems, Inc.*	819,660	18,491,530	Express Scripts, Inc.*	85,470	6,309,395
Oracle Corp.*	835,950	16,978,144	Biogen Idec, Inc.*	122,540	6,162,537
Research In Motion Ltd.*	14,981,537	Intuitive Surgical, Inc.*	15,070	3,631,569
Intel Corp.	764,600	14,320,958	DENTSPLY International, Inc.	2,080,842
eBay, Inc.*	376,721	8,431,016	Vertex Pharmaceuticals, Inc.*	2,029,634
Adobe Systems, Inc.*	201,910	7,969,388	Hologic, Inc.*	104,650	2,022,885
Activision Blizzard, Inc.*	7,055,213	Cephalon, Inc.*†	25,720	1,993,043
Symantec Corp.*	340,770	6,672,277	Henry Schein, Inc.*	34,610	1,863,402
Intuit, Inc.*†	157,050	4,964,350	Patterson Companies, Inc.*	1,375,444
Electronic Arts, Inc.*†	124,830	4,617,462	Amylin Pharmaceuticals, Inc.*	1,038,701
Dell, Inc.*	279,810	4,611,269
Yahoo!, Inc.*	258,732	4,476,064
Paychex, Inc.	133,010	4,393,320
Applied Materials, Inc.	269,480	4,077,232
CA, Inc.	193,330	3,858,867
Fiserv, Inc.*	79,690	3,770,931
Linear Technology Corp.†	3,525,471
Altera Corp.	164,320	3,398,138
Xilinx, Inc.†	142,440	3,340,218
Autodesk, Inc.*†	91,030	3,054,056
Juniper Networks, Inc.*	2,923,231
Broadcom Corp. — Class A*	2,907,211
KLA-Tencor Corp.†	81,530	2,580,424
Baidu.com - SP ADR*	10,250	2,544,357
Cognizant Technology Solutions
Corp. — Class A*	110,380	2,519,975
Flextronics International Ltd.*	2,500,019
NetApp, Inc.*	132,960	2,423,861
Nvidia Corp.*	212,270	2,273,412
Flir Systems, Inc.*	56,580	2,173,804
Citrix Systems, Inc.*	84,162	2,125,932
Marvell Technology Group Ltd.*	2,082,270
Check Point Software
Technologies Ltd.*†	82,210	1,869,455
VeriSign, Inc.*	70,750	1,845,160
Microchip Technology, Inc.	1,749,702
Lam Research Corp.*	50,310	1,584,262
Logitech International SA*†	1,580,396
SanDisk Corp.*	80,178	1,567,480
Infosys Technologies Ltd. —
SP ADR	43,590	1,451,983
Akamai Technologies, Inc.*	1,097,674
IAC/InterActiveCorp*	56,360	975,028
Sun Microsystems, Inc.*	966,788
Cadence Design Systems, Inc.*	715,952
328,223,120

88,757,744
Comcast Corp. — Class A	10,991,819
DIRECTV Group, Inc.*	313,940	8,215,810
Amazon.com, Inc.*	109,830	7,991,231
Starbucks Corp.*	394,530	5,866,661
Sears Holdings Corp.*†	51,350	4,801,225
Bed Bath & Beyond, Inc.*	4,272,074
Staples, Inc.	185,500	4,173,750
Apollo Group, Inc. — Class A*†	3,690,832
Wynn Resorts Ltd.†	43,930	3,586,445
Liberty Media Corp - Interactive*	2,728,270
Garmin Ltd.*†	74,670	2,534,300
Liberty Global, Inc. — Class A*†	1,847,694
DISH Network Corp. — Class A*	1,781,220
Expedia, Inc.*	109,471	1,654,107
Focus Media Holding —
SP ADR*†	43,410	1,237,619
Petsmart, Inc.	48,720	1,203,871
Virgin Media, Inc.†	138,990	1,098,021
Lamar Advertising Co. —
Class A*	28,300	874,187
Sirius XM Radio, Inc.*	761,503
Discovery Communications,
Inc. — Class A*	46,220	658,635
69,969,274
Paccar, Inc.	158,180	6,040,894
CH Robinson Worldwide, Inc.†	3,323,509
Expeditors International of
Washington, Inc.	81,240	2,830,402
Fastenal Co.	55,150	2,723,859
Foster Wheeler Ltd.*	58,520	2,113,157
Cintas Corp.	71,680	2,057,933
Stericycle, Inc.*†	34,850	2,053,014
Joy Global, Inc.	41,110	1,855,705

16,037,323

54,544,297

56,503

219,349

55,430

61,060

457,240

45,230

51,370

114,986

138,739

156,050

353,110

223,900

59,453

67,770

62,940

127,209

105,910

559,950

136,010

62,240

211,330

60,980

84,820

1,335,970

65,218

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

NASDAQ-100®  FUND

MARKET

MARKET

SHARES

VALUE

VALUE

Ryanair Holdings PLC —

Total Investments 105.4%

SP ADR*†

45,160

$

1,012,939

(Cost $390,261,545)

$579,326,074

Monster Worldwide, Inc.*

49,140

732,677

Liabilities in Excess of

Total Industrials

24,744,089

Other Assets – (5.4)%

$ (29,483,978)

CONSUMER STAPLES 1.4%

Net Assets – 100.0%

$549,842,096

Costco Wholesale Corp.

88,940

5,774,874

Hansen Natural Corp.*

35,480

1,073,270

UNREALIZED

CONTRACTS

LOSS

Whole Foods Market, Inc.†

53,430

1,070,203

Total Consumer Staples

7,918,347

FUTURES CONTRACTS PURCHASED

December 2008 NASDAQ-100 Index

TELECOMMUNICATION SERVICES 1.4%

Mini Futures Contracts

Millicom International Cellular

(Aggregate Market Value

SA†

40,660

2,792,122

of Contracts $19,605,420)

612

$

(733,121)

NII Holdings, Inc. — Class B*

62,540

2,371,517

Level 3 Communications, Inc.*

590,110

1,593,297

Leap Wireless International,

Inc. — Class B*

26,700

1,017,270

Total Telecommunication Services

7,774,206

MATERIALS 0.7%

Sigma-Aldrich Corp.

46,990

2,463,216

Steel Dynamics, Inc.

80,300

1,372,327

Total Materials

3,835,543

Total Common Stocks

(Cost $342,157,794)

531,222,323

SECURITIES LENDING COLLATERAL 5.4%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

29,320,434

29,320,434

Total Securities Lending Collateral

(Cost $29,320,434)

29,320,434

FACE

AMOUNT

REPURCHASE AGREEMENTS 3.4%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$7,778,580

7,778,580

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

6,443,188

6,443,188

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

4,561,549

4,561,549

Total Repurchase Agreements

(Cost $18,783,317)

18,783,317

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

35

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INVERSE NASDAQ-100® STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 97.0%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$27,818,821

$27,818,821

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

23,043,011

23,043,011

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

16,313,636

16,313,636

Total Repurchase Agreements

(Cost $67,175,468)

67,175,468

Total Investments 97.0%

(Cost $67,175,468)

$67,175,468

Other Assets in Excess

of Liabilities – 3.0%

$

2,046,115

Net Assets – 100.0%

$69,221,583

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS SOLD SHORT

December 2008 NASDAQ-100 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $69,131,530)

2,158

$

3,716,816

36

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
COMMON STOCKS 84.8%
FINANCIALS 16.2%
Total Financials
INDUSTRIALS 13.1%

SHARES	VALUE	SHARES	VALUE

MID-CAP 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	37

September 30, 2008
Hospitality Properties Trust	$30,780
BancorpSouth, Inc.	1,090	30,662
SVB Financial Group*	520	30,118
New York Community Bancorp, Inc.	$92,512	First Niagara Financial Group, Inc.	29,453
Health Care REIT, Inc.	1,630	86,765	Potlatch Corp.	630	29,226
Everest Re Group Ltd.	990	85,665	Jones Lang LaSalle, Inc.	650	28,262
Federal Realty Investment Trust	80,464	FirstMerit Corp.	1,290	27,090
Macerich Co.	1,190	75,743	Astoria Financial Corp.	1,290	26,742
Regency Centers Corp.	1,120	74,693	Westamerica Bancorporation	26,464
AMB Property Corp.	1,570	71,121	Washington Federal, Inc.	26,015
Eaton Vance Corp.	1,860	65,528	Colonial BancGroup, Inc.	25,466
Rayonier, Inc.	1,264	59,850	Webster Financial Corp.	840	21,210
Duke Realty Corp.	2,350	57,763	Unitrin, Inc.	790	19,703
Alexandria Real Estate Equities, Inc.	57,375	AmeriCredit Corp.*	1,860	18,842
Cullen/Frost Bankers, Inc.	950	57,000	Cathay General Bancorp	790	18,802
Liberty Property Trust	1,490	56,098	Cousins Properties, Inc.	690	17,409
Nationwide Health Properties,	PacWest Bancorp	390	11,150
Inc.	1,550	55,769	Equity One, Inc.	510	10,450
Philadelphia Consolidated Holding	Horace Mann Educators Corp.	8,108
Corp.*	930	54,470	The PMI Group, Inc.	1,110	3,275
Affiliated Managers Group, Inc.*	53,852
UDR, Inc.	2,050	53,607
W.R. Berkley Corp.	2,240	52,752
Raymond James Financial, Inc.	50,789
Fidelity National Financial, Inc. —
Class A	3,390	49,833
HCC Insurance Holdings, Inc.	49,680
Essex Property Trust, Inc.	410	48,515
SEI Investments Co.	2,150	47,730
Old Republic International Corp.	47,175
Synovus Financial Corp.	4,500	46,575
Commerce Bancshares, Inc.	46,400
First American Corp.	1,480	43,660
Jefferies Group, Inc.	1,920	43,008
Weingarten Realty Investors	42,447
Realty Income Corp.	1,620	41,472
Bank of Hawaii Corp.	770	41,156
Associated Banc-Corp.	2,040	40,698
Stancorp Financial Group, Inc.	40,560
BRE Properties, Inc. — Class A	40,180
Brown & Brown, Inc.	1,850	39,997
Camden Property Trust	850	38,981
Apollo Investment Corp.	2,280	38,874
Arthur J. Gallagher & Co.	38,233
Hanover Insurance Group, Inc.	36,871
Highwoods Properties, Inc.	35,916
Mack-Cali Realty Corp.	1,050	35,564
American Financial Group, Inc.	35,400
City National Corp.	640	34,752
Waddell & Reed Financial, Inc. —
Class A	1,370	33,908
TCF Financial Corp.	1,850	33,300
Protective Life Corp.	1,120	31,931
Mercury General Corp.	570	31,208
Wilmington Trust Corp.	1,080	31,136

2,846,203
Dun & Bradstreet Corp.	870	82,093
Roper Industries, Inc.	1,440	82,022
Flowserve Corp.	920	81,668
Stericycle, Inc.*	1,370	80,707
Joy Global, Inc.	1,730	78,092
Quanta Services, Inc.*	2,810	75,898
Republic Services, Inc.	2,480	74,350
AMETEK, Inc.	1,710	69,717
SPX Corp.	870	66,990
Kansas City Southern*	1,450	64,322
AGCO Corp.*	1,470	62,637
Pentair, Inc.	1,590	54,966
Manpower, Inc.	1,270	54,813
Donaldson Co., Inc.	1,260	52,807
DRS Technologies, Inc.	660	50,655
Harsco Corp.	1,350	50,206
Corrections Corporation of
America*	2,010	49,948
Alliant Techsystems, Inc.*	530	49,788
URS Corp.*	1,350	49,505
Lincoln Electric Holdings, Inc.	43,731
J.B. Hunt Transport Services, Inc.	43,715
KBR, Inc.	2,720	41,534
Shaw Group, Inc.*	1,340	41,178
IDEX Corp.	1,320	40,946
Brink’s Co.	670	40,883
Teleflex, Inc.	640	40,634
Copart, Inc.*	1,040	39,520
Wabtec Corp.	770	39,447
Timken Co.	1,360	38,556
Thomas & Betts Corp.*	920	35,944
Graco, Inc.	960	34,186

1,500

5,510

1,870

940

460

1,410

3,240

510

630

650

1,540

1,840

3,700

1,000

1,190

780

820

1,490

810

1,010

1,200

680

1,310

MARKET	MARKET
Total Industrials
CONSUMER DISCRETIONARY 11.6%

SHARES	VALUE	SHARES	VALUE

MID-CAP 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

38	|	See Notes to Financial Statements.

September 30, 2008
Trinity Industries, Inc.	1,310	$33,706	Lamar Advertising Co. — Class A*	$37,686
Kennametal, Inc.	1,230	33,358	Service Corporation International	34,443
MSC Industrial Direct Co. —	Aeropostale, Inc.*	1,070	34,358
Class A	720	33,170	Guess?, Inc.	960	33,398
Con-way, Inc.	730	32,200	The Warnaco Group, Inc.*	730	33,062
Hubbell, Inc. — Class B	900	31,545	Hanesbrands, Inc.*	1,500	32,625
GATX Corp.	780	30,865	Gentex Corp.	2,270	32,461
Carlisle Companies, Inc.	980	29,371	Phillips-Van Heusen Corp.	820	31,086
Alexander & Baldwin, Inc.	660	29,060	Chipotle Mexican Grill, Inc. —
Nordson Corp.	550	27,011	Class A*	530	29,410
BE Aerospace, Inc.*	1,590	25,170	Brinker International, Inc.	28,982
Crane Co.	780	23,174	John Wiley & Sons, Inc. — Class A	27,910
Herman Miller, Inc.	890	21,778	Tupperware Brands Corp.	990	27,354
Granite Construction, Inc.	520	18,626	Marvel Entertainment, Inc.*	26,971
Mine Safety Appliances Co.	18,298	Dick’s Sporting Goods, Inc.*	26,629
HNI Corp.†	710	17,991	Matthews International Corp. —
Corporate Executive Board Co.	17,188	Class A	490	24,863
Oshkosh Corp.	1,190	15,660	Scientific Games Corp. — Class A*	23,941
Werner Enterprises, Inc.	680	14,763	Rent-A-Center, Inc.*	1,070	23,840
Navigant Consulting, Inc.*	740	14,719	J. Crew Group, Inc.*	830	23,713
JetBlue Airways Corp.*	2,930	14,504	Williams-Sonoma, Inc.	1,390	22,490
United Rentals, Inc.*	950	14,478	Sotheby’s	1,080	21,665
Korn/Ferry International, Inc.*	13,365	M.D.C. Holdings, Inc.	590	21,588
Rollins, Inc.	660	12,527	Netflix, Inc.*	690	21,307
Deluxe Corp.	820	11,800	Saks, Inc.*	2,270	20,997
Alaska Air Group, Inc.*	570	11,622	Corinthian Colleges, Inc.*	20,550
YRC Worldwide, Inc.*†	920	11,003	Career Education Corp.*	19,293
Federal Signal Corp.	760	10,412	Regis Corp.	690	18,975
Avis Budget Group, Inc.*	9,299	AnnTaylor Stores Corp.*	910	18,782
Kelly Services, Inc. — Class A	8,192	Collective Brands, Inc.*	1,020	18,676
AirTran Holdings, Inc.*	1,880	4,568	Under Armour, Inc.*	580	18,421
Ryland Group, Inc.	680	18,034
Life Time Fitness, Inc.*†	560	17,511
International Speedway Corp. —
Class A	450	17,510
Chico’s FAS, Inc.*	2,830	15,480
ArvinMeritor, Inc.	1,180	15,387
Cheesecake Factory, Inc.*	15,205
Barnes & Noble, Inc.†	580	15,126
Callaway Golf Co.	1,040	14,633
Thor Industries, Inc.	570	14,147
Bob Evans Farms, Inc.	490	13,372
Timberland Co. — Class A*	13,201
Lear Corp.*	1,240	13,020
American Greetings Corp. —
Class A	780	11,926
Scholastic Corp.	420	10,786
Charming Shoppes, Inc.*	8,900
Boyd Gaming Corp.	910	8,518
Belo Corp. — Class A	1,410	8,404
99 Cents Only Stores*	750	8,228
Modine Manufacturing Co.	7,530
Pacific Sunwear of California, Inc.*	7,067
Furniture Brands International, Inc.	6,943
Valassis Communications, Inc.*	6,668
2,300,881
Ross Stores, Inc.	2,110	77,669
BorgWarner, Inc.	1,860	60,952
Advance Auto Parts, Inc.	1,530	60,680
Mohawk Industries, Inc.*	890	59,977
Urban Outfitters, Inc.*	1,820	58,003
O’Reilly Automotive, Inc.*	57,555
Dollar Tree, Inc.*	1,450	52,722
Toll Brothers, Inc.*	2,080	52,478
NVR, Inc.*	90	51,480
American Eagle Outfitters, Inc.	50,325
Petsmart, Inc.	2,030	50,161
CarMax, Inc.*	3,530	49,420
DeVry, Inc.	980	48,549
Strayer Education, Inc.	220	44,057
priceline.com, Inc.*	620	42,427
DreamWorks Animation SKG,
Inc. — Class A*	1,290	40,570
ITT Educational Services, Inc.*	40,455
Foot Locker, Inc.	2,480	40,077
Wendy’s/Arby’s Group, Inc. —
Class A	7,520	39,555

1,220

4,120

1,620

690

790

480

1,360

550

1,040

750

1,370

1,180

1,620

430

1,040

760

1,820

520

1,050

660

770

2,150

3,300

500

MARKET	MARKET
Total Consumer Discretionary
INFORMATION TECHNOLOGY 11.2%
Total Information Technology
HEALTH CARE 10.2%

SHARES	VALUE	SHARES	VALUE

MID-CAP 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	39

September 30, 2008
Hovnanian Enterprises, Inc. —	Fairchild Semiconductor
Class A*	810	$6,472	International, Inc.*	2,000	$17,780
Borders Group, Inc.	970	6,363	Plantronics, Inc.	780	17,566
Harte-Hanks, Inc.	610	6,326	ADTRAN, Inc.	890	17,346
Media General, Inc.	370	4,599	Mentor Graphics Corp.*	1,480	16,798
Coldwater Creek, Inc.*	760	4,400	ADC Telecommunications, Inc.*	15,971
Blyth, Inc.	380	4,309	SRA International, Inc. — Class A*	15,388
Entercom Communications Corp.	2,209	3Com Corp.*	6,500	15,145
MPS Group, Inc.*	1,490	15,019
Avocent Corp.*	720	14,731
ValueClick, Inc.*	1,390	14,220
Semtech Corp.*	990	13,820
Acxiom Corp.	1,080	13,543
RF Micro Devices, Inc.*	4,190	12,235
Wind River Systems, Inc.*	11,100
Imation Corp.	480	10,843
Palm, Inc.	1,740	10,388
ACI Worldwide, Inc.*	550	9,636
Advent Software, Inc.*	260	9,160
Dycom Industries, Inc.*	630	8,203
1,960,119
Trimble Navigation Ltd.*	1,930	49,910
Synopsys, Inc.*	2,310	46,084	DENTSPLY International, Inc.	89,345
Foundry Networks, Inc.*	2,360	42,976	Covance, Inc.*	1,010	89,294
Ingram Micro, Inc. — Class A*	42,746	Cephalon, Inc.*	1,090	84,464
Lender Processing Services, Inc.	40,897	Hologic, Inc.*	4,110	79,446
Sybase, Inc.*	1,290	39,500	Pharmaceutical Product
CommScope, Inc.*	1,130	39,143	Development, Inc.	1,910	78,979
DST Systems, Inc.*	680	38,073	Vertex Pharmaceuticals, Inc.*	78,446
FactSet Research Systems Inc.	35,530	Henry Schein, Inc.*	1,430	76,991
Diebold, Inc.	1,050	34,765	Beckman Coulter, Inc.	990	70,280
Broadridge Financial Solutions, Inc.	34,628	Charles River Laboratories
Parametric Technology Corp.*	34,040	International, Inc.*	1,090	60,528
Intersil Corp. — Class A	1,980	32,828	Invitrogen Corp.*	1,470	55,566
Cree, Inc.*	1,410	32,120	IDEXX Laboratories, Inc.*	950	52,060
Polycom, Inc.*	1,360	31,457	ResMed, Inc.*	1,210	52,030
F5 Networks, Inc.*	1,290	30,160	Edwards Lifesciences Corp.*	51,984
Zebra Technologies Corp. —	Cerner Corp.*	1,090	48,658
Class A*	1,050	29,243	Omnicare, Inc.	1,670	48,046
Cadence Design Systems, Inc.*	28,189	Perrigo Co.	1,240	47,690
Jack Henry & Associates, Inc.	28,055	Gen-Probe, Inc.*	870	46,154
Metavante Technologies, Inc.*	27,734	Universal Health Services, Inc. —
National Instruments Corp.	27,346	Class B	820	45,945
NeuStar, Inc.*	1,260	25,061	Community Health Systems, Inc.*	45,137
Atmel Corp.*	7,150	24,239	Techne Corp.*	620	44,714
Tech Data Corp.*	810	24,179	Health Net, Inc.*	1,720	40,592
Silicon Laboratories, Inc.*	770	23,639	VCA Antech, Inc.*	1,350	39,785
International Rectifier Corp.*	22,253	Endo Pharmaceuticals Holdings,
Gartner, Inc. — Class A*	950	21,546	Inc.*	1,920	38,400
Integrated Device Technology, Inc.*	21,162	United Therapeutics Corp.*	37,861
Macrovision Solutions Corp.*	20,609	Steris Corp.	950	35,701
Vishay Intertechnology, Inc.*	19,794	Lincare Holdings, Inc.*	1,180	35,506
Digital River, Inc.*	590	19,116	Psychiatric Solutions, Inc.*	890	33,776
Fair Isaac Corp.	780	17,979	Sepracor, Inc.*	1,740	31,859

2,034,862
Flir Systems, Inc.*	2,230	85,677
McAfee, Inc.*	2,420	82,183
Western Digital Corp.*	3,550	75,686
Alliance Data Systems Corp.*	68,450
Lam Research Corp.*	2,010	63,295
SAIC, Inc.*	3,078	62,268
Avnet, Inc.*	2,410	59,358
NCR Corp.*	2,620	57,771
Global Payments, Inc.	1,280	57,421
ANSYS, Inc.*	1,420	53,775
Arrow Electronics, Inc.*	1,920	50,342

1,890

680

440

1,110

2,380

2,660

1,340

2,360

680

2,250

1,850

900

4,170

1,380

1,440

910

1,540

1,170

2,720

360

1,340

2,990

1,080

MARKET	MARKET
Total Energy
MATERIALS 5.9%
Total Health Care
UTILITIES 6.6%
Total Utilities
ENERGY 6.3%
CONSUMER STAPLES 3.3%

SHARES	VALUE	SHARES	VALUE
Total Materials

MID-CAP 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

40	|	See Notes to Financial Statements.

September 30, 2008
Hill-Rom Holdings, Inc.	1,000	$30,310	Patterson-UTI Energy, Inc.	$50,250
Valeant Pharmaceuticals	Oceaneering International, Inc.*	47,455
International*	1,410	28,863	Tidewater, Inc.	820	45,395
LifePoint Hospitals, Inc.*	850	27,319	Superior Energy Services*	40,171
Kinetic Concepts, Inc.*	910	26,017	Helix Energy Solutions Group, Inc.*	35,692
WellCare Health Plans, Inc.*	24,120	Quicksilver Resources, Inc.*	35,530
Varian, Inc.*	470	20,163	Encore Acquisition Co.*	850	35,513
PDL BioPharma, Inc.	1,910	17,782	Exterran Holdings, Inc.*	1,050	33,558
Health Management Associates,	Frontier Oil Corp.	1,660	30,577
Inc. — Class A*	3,920	16,307	Patriot Coal Corp.*	1,020	29,631
Advanced Medical Optics, Inc.*	14,757	Overseas Shipholding Group, Inc.	25,073
Medicis Pharmaceutical Corp. —	Bill Barrett Corp.*	590	18,945
Class A	910	13,568
Kindred Healthcare, Inc.*	480	13,234
Apria Healthcare Group, Inc.*	12,768
Affymetrix, Inc.*	1,130	8,746
1,793,191
FMC Corp.	1,200	61,668
MDU Resources Group, Inc.	84,970	Steel Dynamics, Inc.	2,860	48,877
Wisconsin Energy Corp.	1,870	83,963	Sonoco Products Co.	1,590	47,191
Equitable Resources, Inc.	77,028	Lubrizol Corp.	1,090	47,023
SCANA Corp.	1,870	72,799	Albemarle Corp.	1,460	45,026
Northeast Utilities	2,490	63,868	Terra Industries, Inc.	1,470	43,218
Oneok, Inc.	1,670	57,448	AptarGroup, Inc.	1,090	42,630
NSTAR	1,710	57,285	RPM International, Inc.	2,080	40,227
Alliant Energy Corp.	1,770	57,012	Reliance Steel & Aluminum Co.	38,729
Puget Energy, Inc.	2,080	55,536	Packaging Corporation of
National Fuel Gas Co.	1,300	54,834	America	1,660	38,479
Energen Corp.	1,150	52,072	Greif, Inc. — Class A	550	36,091
OGE Energy Corp.	1,470	45,394	Valspar Corp.	1,600	35,664
DPL, Inc.	1,820	45,136	Cabot Corp.	1,030	32,733
Great Plains Energy, Inc.	1,900	42,218	Commercial Metals Co.	1,840	31,078
Westar Energy, Inc.	1,730	39,859	Cytec Industries, Inc.	760	29,572
Hawaiian Electric Industries, Inc.	39,299	Temple-Inland, Inc.	1,700	25,942
AGL Resources, Inc.	1,230	38,597	Olin Corp.	1,200	23,280
Aqua America, Inc.	2,160	38,405	Sensient Technologies Corp.	21,660
Vectren Corp.	1,290	35,927	Carpenter Technology Corp.	18,212
Sierra Pacific Resources	3,750	35,925	Minerals Technologies, Inc.	17,808
WGL Holdings, Inc.	800	25,960	Chemtura Corp.	3,880	17,693
IDACORP, Inc.	720	20,945	Scotts Miracle-Gro Co. —
Black Hills Corp.	620	19,263	Class A	690	16,312
PNM Resources, Inc.	1,380	14,131	Worthington Industries, Inc.	14,342
Ferro Corp.	700	14,070
Louisiana-Pacific Corp.	1,450	13,485
1,030,982
Pride International, Inc.*	2,770	82,020
Arch Coal, Inc.	2,310	75,976	Energizer Holdings, Inc.*	930	74,912
Denbury Resources, Inc.*	75,399	Church & Dwight Co., Inc.	66,436
Helmerich & Payne, Inc.	1,690	72,991	Ralcorp Holdings, Inc.*	900	60,669
Forest Oil Corp.*	1,440	71,424	J.M. Smucker Co.	880	44,607
Newfield Exploration Co.*	67,819	Hormel Foods Corp.	1,120	40,634
Cimarex Energy Co.	1,330	65,050	Corn Products International, Inc.	38,413
Plains Exploration & Production	BJ’s Wholesale Club, Inc.*	950	36,917
Co.*	1,720	60,475	Alberto-Culver Co.	1,350	36,774

1,093,906
Cleveland-Cliffs, Inc.	1,710	90,527
Martin Marietta Materials, Inc.	73,907
Airgas, Inc.	1,320	65,538
1,157,874
FMC Technologies, Inc.*	2,040	94,962

2,510

890

1,290

1,470

670

1,810

830

430

700

2,930

2,100

1,020

1,350

770

710

300

960

3,960

1,070

2,120

1,190

660

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

MID-CAP 1.5x STRATEGY FUND

MARKET

UNREALIZED

SHARES

VALUE

CONTRACTS

GAIN (LOSS)

Hansen Natural Corp.*

1,180

$

35,695

FUTURES CONTRACTS PURCHASED

Smithfield Foods, Inc.*

1,870

29,696

December 2008 S&P MidCap 400 Index

NBTY, Inc.*

870

25,682

Mini Futures Contracts

Ruddick Corp.

630

20,444

(Aggregate Market Value

Universal Corp.

410

20,127

of Contracts $10,888,500)

150

$

(767,535)

PepsiAmericas, Inc.

920

19,062

Lancaster Colony Corp.

320

12,051

UNITS

Tootsie Roll Industries, Inc.

410

11,853

Total Consumer Staples

573,972

EQUITY INDEX SWAP AGREEMENT

Credit Suisse Capital, LLC

TELECOMMUNICATION SERVICES 0.4%

December 2008 S&P MidCap 400 Index

Telephone & Data Systems, Inc.

1,710

61,133

Swap, Terminating 12/29/08**

Cincinnati Bell, Inc.*

3,770

11,649

(Notional Market Value

Total Telecommunication Services

72,782

$581,791)

800

$

—

Total Common Stocks

(Cost $15,567,212)

14,864,772

SECURITIES LENDING COLLATERAL 0.2%

Mount Vernon Securities

Lending Trust Prime

Portfolio (Note 9)

20,776

20,776

Total Securities Lending Collateral

(Cost $20,776)

20,776

FACE

AMOUNT

REPURCHASE AGREEMENTS 10.0%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$693,917

693,917

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

574,788

574,788

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

406,930

406,930

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08††

83,233

83,233

Total Repurchase Agreements

(Cost $1,758,868)

1,758,868

Total Investments 95.0%

(Cost $17,346,856)

$16,644,416

Other Assets in Excess

of Liabilities – 5.0%

$

884,258

Net Assets – 100.0%

$17,528,674

* Non-Income Producing Security.

** Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2008.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

41

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INVERSE MID-CAP STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 74.0%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$ 1,417,025

$1,417,025

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

1,173,757

1,173,757

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

830,978

830,978

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08†

310,453

310,453

Total Repurchase Agreements

(Cost $3,732,213)

3,732,213

Total Investments 74.0%

(Cost $3,732,213)

$3,732,213

Other Assets in Excess

of Liabilities – 26.0%

$1,312,448

Net Assets – 100.0%

$5,044,661

UNREALIZED

CONTRACTS

GAIN (LOSS)

FUTURES CONTRACTS SOLD SHORT

December 2008 S&P MidCap 400 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $72,590)

1

$

(2,962)

UNITS

EQUITY INDEX SWAP AGREEMENT

SOLD SHORT

Credit Suisse Capital, LLC

December 2008 S&P MidCap 400 Index

Swap, Terminating 12/29/08*

(Notional Market Value

$5,028,356)

6,914

$

—

* Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.

† All or a portion of this security is pledged as equity index swap collateral at September 30, 2008.

42

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
COMMON STOCKS 69.2%
FINANCIALS 14.9%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	43

September 30, 2008
Post Properties, Inc.	770	$21,537
Selective Insurance Group, Inc.	21,316
Extra Space Storage, Inc.	21,197
Senior Housing Properties Trust	$47,422	Eastgroup Properties, Inc.	430	20,872
Realty Income Corp.	1,760	45,056	Cathay General Bancorp	860	20,468
Apollo Investment Corp.	2,470	42,113	Stifel Financial Corp.*	410	20,459
Aspen Insurance Holdings Ltd.	40,700	First Midwest Bancorp, Inc.	20,362
Highwoods Properties, Inc.	35,204	Delphi Financial Group, Inc. —
BioMed Realty Trust, Inc.	32,798	Class A	720	20,189
Home Properties, Inc.	550	31,872	National Penn Bancshares, Inc.	20,148
Potlatch Corp.	680	31,545	RLI Corp.	320	19,869
Washington Real Estate Investment	MB Financial Corp.	600	19,842
Trust	860	31,502	Argo Group International Holdings
ProAssurance Corp.*	560	31,360	Ltd.*	530	19,530
National Retail Properties, Inc.	30,416	Cousins Properties, Inc.	760	19,175
Platinum Underwriters Holdings	First Financial Bankshares, Inc.	18,677
Ltd.	850	30,158	Equity Lifestyle Properties, Inc.	18,560
SVB Financial Group*	520	30,118	Odyssey Re Holdings Corp.	18,396
First Niagara Financial Group, Inc.	29,925	Phoenix Companies, Inc.	18,388
Hilb Rogal & Hobbs Co.	630	29,446	Cash America International, Inc.	18,380
FirstMerit Corp.	1,400	29,400	Signature Bank*	520	18,138
Susquehanna Bancshares, Inc.†	29,085	Trustmark Corp.	860	17,836
Entertainment Properties Trust	29,002	Ares Capital Corp.	1,690	17,627
Westamerica Bancorporation	28,765	Provident Financial Services, Inc.	17,170
UMB Financial Corp.	540	28,361	First Commonwealth Financial
NewAlliance Bancshares, Inc.	28,256	Corp.	1,270	17,107
Colonial BancGroup, Inc.	27,510	Sovran Self Storage, Inc.	380	16,982
Corporate Office Properties Trust	NBT Bancorp, Inc.	560	16,755
SBI	670	27,034	LaSalle Hotel Properties	700	16,324
Montpelier Re Holdings Ltd.	26,746	Pacific Capital Bancorp†	800	16,280
IPC Holdings Ltd.	870	26,283	CVB Financial Corp.	1,150	15,985
Validus Holdings Ltd.	1,120	26,040	Assured Guaranty Ltd.	970	15,772
Omega Healthcare Investors, Inc.	25,755	Inland Real Estate Corp.	990	15,533
Healthcare Realty Trust, Inc.	25,652	Interactive Brokers Group, Inc. —
American Campus Communities,	Class A*	700	15,519
Inc.	730	24,732	Lexington Realty Trust	900	15,498
Knight Capital Group, Inc. —	PrivateBancorp, Inc.	370	15,414
Class A*	1,630	24,222	TrustCo Bank Corp.	1,310	15,340
Tanger Factory Outlet Centers, Inc.	24,084	Colonial Properties Trust	820	15,326
International Bancshares Corp.	24,030	Umpqua Holding Corp.	1,040	15,298
Zenith National Insurance Corp.	23,816	S&T Bancorp, Inc.†	410	15,100
FNB Corp.	1,490	23,810	East-West Bancorp, Inc.	1,100	15,070
Glacier Bancorp, Inc.	940	23,284	PS Business Parks, Inc.	260	14,976
Prosperity Bancshares, Inc.	23,113	Employers Holdings, Inc.	860	14,947
United Bankshares, Inc.	660	23,100	DiamondRock Hospitality Co.	14,924
Old National Bancorp	1,150	23,023	KBW, Inc.*	450	14,823
Hancock Holding Co.	450	22,950	Park National Corp.	190	14,820
Max Capital Group Ltd.	980	22,765	Piper Jaffray Companies, Inc.*	14,272
Mid-America Apartment	optionsXpress Holdings, Inc.	14,177
Communities, Inc.	460	22,604	Acadia Realty Trust	560	14,157
DCT Industrial Trust, Inc.	2,980	22,320	First Bancorp Puerto Rico	13,604
MFA Mortgage Investments, Inc.	22,295	Navigators Group, Inc.*	230	13,340
Greenhill & Co., Inc.	300	22,125	National Health Investors, Inc.	13,330
First Industrial Realty Trust, Inc.†	22,084	Sterling Bancshares, Inc.	1,270	13,271

930

1,380

1,990

1,480

840

990

1,240

1,380

1,270

360

350

420

1,900

1,990

510

1,490

530

500

1,040

1,880

3,500

1,620

1,310

880

550

890

650

680

1,640

330

730

1,230

3,430

390

770

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

44	|	See Notes to Financial Statements.

September 30, 2008
Franklin Street Properties Corp.,	Cedar Shopping Centers, Inc.	$8,725
Inc.	1,020	$13,260	Harleysville Group, Inc.	230	8,694
Community Bank System, Inc.	13,078	Simmons First National Corp.	8,544
Medical Properties Trust Inc.	13,052	Texas Capital Bancshares, Inc.*	8,512
Sterling Savings Bank	900	13,050	SWS Group, Inc.	420	8,467
Brookline Bancorp, Inc.	1,010	12,918	Anworth Mortgage Asset Corp.	8,466
Chemical Financial Corp.	410	12,767	Ashford Hospitality Trust, Inc.	8,424
Portfolio Recovery Associates, Inc.*	12,644	Central Pacific Financial Corp.†	8,405
Ezcorp, Inc. — Class A*	670	12,596	Boston Private Financial Holdings,
Redwood Trust, Inc.	570	12,386	Inc.	950	8,303
UCBH Holdings, Inc.	1,920	12,307	Northwest Bancorp, Inc.	300	8,262
WesBanco, Inc.	460	12,245	Tower Group, Inc.	350	8,246
Wintrust Financial Corp.	410	12,033	Cohen & Steers, Inc.	290	8,216
Sunstone Hotel Investors, Inc.	12,015	Universal Health Realty Income
Pinnacle Financial Partners, Inc.*	12,012	Trust	210	8,169
PacWest Bancorp	420	12,008	Univest Corp. of Pennsylvania	8,140
Alexander’s, Inc.*	30	12,000	Saul Centers, Inc.	160	8,086
City Holding Co.	280	11,830	First Busey Corp.	440	8,065
LTC Properties, Inc.	400	11,728	StellarOne Corp.	390	8,061
IBERIABANK Corp.	220	11,627	Hilltop Holdings, Inc.*	780	8,050
Ambac Financial Group, Inc.	11,603	Aircastle Ltd.	810	8,027
Pennsylvania Real Estate	TowneBank	360	7,920
Investment Trust	610	11,498	Renasant Corp.	360	7,816
Greenlight Capital Re Ltd. —	FelCor Lodging Trust, Inc.	7,804
Class A*	500	11,495	GAMCO Investors, Inc. — Class A	7,709
Equity One, Inc.	560	11,474	Oriental Financial Group	420	7,501
Investors Bancorp, Inc.*	760	11,438	NorthStar Realty Finance Corp.	7,440
Investors Real Estate Trust	11,190	First Merchants Corp.	320	7,296
United Fire & Casualty Co.	11,150	State Auto Financial Corp.	7,267
Infinity Property & Casualty Corp.	11,124	Riskmetrics Group, Inc.*	370	7,241
Frontier Financial Corp.†	820	11,013	First Potomac Realty Trust	420	7,220
Capstead Mortgage Corp.	10,731	Beneficial Mutual Bancorp, Inc.*	7,210
Safety Insurance Group, Inc.	10,620	FPIC Insurance Group, Inc.*	7,195
U-Store-It Trust	860	10,552	American Equity Investment Life
National Financial Partners Corp.	10,350	Holding Co.	950	7,125
Parkway Properties, Inc.	270	10,222	Capital Southwest Corp.	50	7,102
Financial Federal Corp.	440	10,085	Tejon Ranch Co. De*	190	7,058
World Acceptance Corp.*	280	10,080	Radian Group, Inc.	1,400	7,056
Pico Holdings, Inc.*	280	10,055	SY Bancorp, Inc.	230	7,043
Strategic Hotels & Resorts, Inc.	9,739	FCStone Group, Inc.*	390	7,016
Enstar Group*	100	9,736	Glimcher Realty Trust	660	6,890
National Western Life Insurance	eHealth, Inc.*	430	6,880
Co. — Class A	40	9,683	Meadowbrook Insurance Group,
Bank Mutual Corp.	840	9,534	Inc.	960	6,778
First Financial Bancorp	650	9,490	Banco Latinoamericano de
First Financial Corp.	200	9,396	Exportaciones SA	470	6,777
United Community Banks, Inc.	9,293	SCBT Financial Corp.	180	6,768
Provident New York Bancorp	9,254	Urstadt Biddle Properties, Inc.	6,750
South Financial Group, Inc.	9,236	Suffolk Bancorp	170	6,700
Harleysville National Corp.	9,169	Getty Realty Corp.	300	6,651
Forestar Real Estate Group, Inc.*	9,145	WSFS Financial Corp.	110	6,600
Horace Mann Educators Corp.	9,009	LandAmerica Financial Group, Inc.	6,547
Community Trust Bancorp, Inc.	8,944	Flushing Financial Corp.	370	6,475
Stewart Information Services Corp.	8,925	Dollar Financial Corp.*	420	6,464
Independent Bank Corp.	280	8,728	Castlepoint Holdings Ltd.	580	6,455

660

520

240

1,150

410

1,430

2,080

260

500

890

390

220

4,980

1,090

130

960

1,000

390

250

270

980

570

280

140

690

1,290

701

700

360

1,260

540

620

700

270

260

300

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	45

September 30, 2008
MVC Capital, Inc.	420	$6,405	Ocwen Financial Corp.*	620	$4,991
Crawford & Co. — Class B*	6,384	Capitol Bancorp, Ltd.	250	4,872
American Physicians Capital, Inc.	6,349	Republic Bancorp, Inc.	160	4,851
Bancfirst Corp.	130	6,283	PMA Capital Corp.*	550	4,851
Calamos Asset Management,	CNA Surety Corp.*	290	4,843
Inc. — Class A	350	6,272	SeaBright Insurance Holdings, Inc.*	4,810
MainSource Financial Group, Inc.	6,272	Arrow Financial Corp.	160	4,706
Capital City Bank Group, Inc.	6,270	Peapack Gladstone Financial Corp.	4,690
Hersha Hospitality Trust	840	6,250	Hatteras Financial Corp.	200	4,640
Dime Community Bancshares	6,240	Lakeland Financial Corp.	210	4,612
Sandy Spring Bancorp, Inc.	6,188	United Financial Bancorp, Inc.	4,603
CapLease, Inc.	780	6,185	United America Indemnity Ltd. —
FBL Financial Group, Inc. — Class A	6,136	Class A*	320	4,554
1st Source Corp.	260	6,110	Camden National Corp.	130	4,544
Ramco-Gershenson Properties Trust	6,053	Capital Trust, Inc. — Class A	4,495
Amerisafe, Inc.*	330	6,006	Sterling Bancorp†	310	4,483
First Community Bancshares, Inc.	6,003	Nara Bancorp, Inc.	400	4,480
Presidential Life Corp.	380	6,000	Old Second Bancorp, Inc.†	4,445
Home Bancshares, Inc.	230	5,950	Southwest Bancorp, Inc.	250	4,418
RAIT Financial Trust	1,080	5,929	MarketAxess Holdings, Inc.*	4,358
Prospect Capital Corp.	460	5,893	Enterprise Financial Services Corp.	4,286
Newcastle Investment Corp.	5,842	First Bancorp	250	4,275
Heartland Financial USA, Inc.	5,764	Westwood Holdings Group, Inc.	4,266
Berkshire Hills Bancorp, Inc.	5,760	Nelnet, Inc. — Class A	300	4,260
Sun Communities, Inc.	290	5,745	Abington Bancorp, Inc.	420	4,250
Compass Diversified Trust	410	5,715	The PMI Group, Inc.†	1,410	4,160
Bank of the Ozarks, Inc.	210	5,670	Thomas Properties Group, Inc.	4,141
Westfield Financial, Inc.	550	5,665	First Financial Northwest, Inc.	4,128
Gladstone Capital Corp.	370	5,639	Northfield Bancorp, Inc.*	340	4,117
Provident Bankshares Corp.	5,632	Lakeland Bancorp, Inc.	350	4,092
Guaranty Bancorp*	910	5,551	Darwin Professional Underwriters,
NGP Capital Resources Co.	5,537	Inc.*	130	4,044
Hercules Technology Growth Capital,	ESSA Bancorp, Inc.	290	4,031
Inc.	570	5,529	Penson Worldwide Co., Inc.*	4,022
Union Bankshares Corp.	230	5,520	Wilshire Bancorp, Inc.	330	4,016
Columbia Banking Systems, Inc.†	5,496	LaBranche & Co., Inc.*	890	4,005
Anthracite Capital, Inc.	1,020	5,467	Agree Realty Corp.	140	4,004
Advanta Corp.	660	5,432	CoBiz Financial, Inc.	330	3,963
Education Realty Trust, Inc.	5,429	West Coast Bancorp	270	3,958
GFI Group, Inc.	1,150	5,416	Danvers Bancorp, Inc.	310	3,953
Green Bankshares, Inc.	230	5,407	BancTrust Financial Group, Inc.	3,936
Citizens, Inc.*	650	5,343	Maguire Properties, Inc.	660	3,934
Flagstone Reinsurance Holdings	5,340	Peoples Bancorp, Inc.	180	3,919
Washington Trust Bancorp, Inc.	5,320	West Bancorporation, Inc.	300	3,909
Southside Bancshares, Inc.	5,292	Consolidated-Tomoka Land Co.	3,887
First Financial Holdings, Inc.	5,236	Oritani Financial Corp.*	230	3,876
TradeStation Group, Inc.*	560	5,236	Shore Bancshares, Inc.	150	3,855
Triko Bancshares	240	5,167	Kite Realty Group Trust	350	3,850
Friedman Billings Ramsey Group,	Smithtown Bancorp, Inc.	170	3,825
Inc. — Class A*	2,570	5,140	Financial Institutions, Inc.	190	3,802
Citizens Banking Corp.	1,660	5,113	Kearny Financial Corp.	310	3,794
Western Alliance Bancorp, Inc.*	5,102	Winthrop Realty Trust	970	3,783
First Cash Financial Services, Inc.*	5,100	City Bank	240	3,744
Tompkins Financial Corp.	100	5,050	First Place Financial Corp.	290	3,727
BankFinancial Corp.	340	4,991	State Bancorp, Inc.	250	3,725

420

150

370

320

200

140

410

280

310

220

270

290

160

240

540

190

920

230

90

180

410

400

580

380

290

310

490

300

520

200

210

90

200

330

340

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

46	|	See Notes to Financial Statements.

September 30, 2008
Maiden Holdings Ltd.	850	$3,698	American Safety Insurance
Kansas City Life Insurance Co.	3,680	Holdings Ltd.*	180	$2,720
Amtrust Financial Services, Inc.	3,669	Oceanfirst Financial Corp.	150	2,718
Chimera Investment Corp.	3,664	Sierra Bancorp	130	2,712
Donegal Group, Inc. — Class A	3,626	Pennsylvania Commerce Bancorp,
Life Partners Holdings, Inc.	3,597	Inc.*	90	2,683
Diamond Hill Investment Group,	Flagstar Bancorp, Inc.	900	2,682
Inc.*	40	3,597	BlackRock Kelso Capital Corp.	2,652
Baldwind & Lyons, Inc. — Class B	3,596	Monmouth Real Estate Investment
Ameris Bancorp	240	3,564	Corp. — Class A	340	2,649
First Mercury Financial Corp.*	3,563	National Interstate Corp.	110	2,643
Cascade Bancorp.	390	3,467	Care Investment Trust, Inc.	2,640
Citizens & Northern Corp.	160	3,448	Bryn Mawr Bank Corp.	120	2,638
MCG Capital Corp.	1,310	3,432	Corus Bankshares, Inc.	650	2,633
NewStar Financial, Inc.*	420	3,398	Gladstone Investment Corp.	2,614
Cardinal Financial Corp.	420	3,394	Kohlberg Capital Corp.	300	2,577
Yadkin Valley Financial Corp.	3,392	Guaranty Financial Group, Inc.*	2,568
Sun Bancorp, Inc.*	250	3,388	AmCOMP, Inc.*	220	2,552
Quanta Capital Holdings Ltd.	3,367	Arbor Realty Trust, Inc.	250	2,500
ViewPoint Financial Group	3,325	BGC Partners, Inc. - Class A	2,488
Mission West Properties	340	3,312	One Liberty Properties, Inc.	2,474
Encore Capital Group, Inc.*	3,288	United Security Bancshares	2,454
Hanmi Financial Corp.	650	3,283	Anchor BanCorp Wisconsin, Inc.	2,426
Associated Estates Realty Corp.	3,258	First South Bancorp, Inc.†	140	2,418
Amcore Financial, Inc.	350	3,238	Rockville Financial, Inc.	150	2,363
DuPont Fabros Technology, Inc.	3,203	United Community Financial Corp.	2,300
Ladenburg Thalmann Financial	Patriot Capital Funding, Inc.	2,293
Services, Inc.*	1,770	3,186	Resource Capital Corp.	370	2,242
FBR Capital Markets Corp.*	3,110	Roma Financial Corp.	150	2,213
Evercore Partners, Inc. — Class A	3,057	US Global Investors, Inc. — Class A	2,211
Stratus Properties, Inc.*	110	3,027	Advance America Cash Advance
First Marblehead Corp.	1,200	2,988	Centers, Inc.	730	2,183
Farmers Capital Bank Corp.	2,972	Clifton Savings Bancorp, Inc.	2,158
EMC Insurance Group, Inc.	2,948	NYMAGIC, Inc.	80	2,020
American Capital Agency Corp.	2,944	Encore Bancshares, Inc.*	110	1,980
Sanders Morris Harris Group Inc.	2,941	NASB Financial, Inc.	60	1,949
First Bancorp, Inc.	150	2,940	Epoch Holding Corp.	180	1,899
Cogdell Spencer, Inc.	180	2,887	FirstFed Financial Corp.*†	240	1,882
Banner Corp.	240	2,882	JER Investors Trust, Inc.	390	1,880
Kayne Anderson Energy	Gramercy Capital Corp.	720	1,865
Development Co.	170	2,878	Meridian Interstate Bancorp, Inc.*	1,838
Integra Bank Corp.	360	2,873	Credit Acceptance Corp.*	100	1,700
Harris & Harris Group, Inc.*	2,871	International Assets Holding Corp.*	1,688
Thomas Weisel Partners Group,	Cardtronics, Inc.*	210	1,651
Inc.*	340	2,866	Grubb & Ellis Co.	600	1,620
Centerstate Banks of Florida, Inc.	2,859	Resource America, Inc. — Class A	1,615
Ames National Corp.	110	2,855	Midwest Banc Holdings, Inc.	1,560
Seacoast Banking Corporation of	Home Federal Bancorp, Inc.	1,403
Florida	260	2,790	Fox Chase Bancorp, Inc.*	110	1,287
Pacific Continental Corp.	190	2,782	Independence Holding Co.	1,271
Premierwest Bancorp	340	2,744	Broadpoint Securities Group, Inc.*	1,218
PennantPark Investment Corp.	2,742	Waterstone Financial, Inc.*	1,172
Asset Acceptance Capital Corp.*	2,740	CompuCredit Corp.*†	280	1,098
Heritage Commerce Corp.	2,740	W Holding Co., Inc.	1,980	1,069
Medallion Financial Corp.	260	2,722	Ampal American Israel — Class A*	1,051

80

270

590

200

100

230

150

250

230

380

200

650

1,220

190

580

140

240

150

330

250

210

460

360

480

170

220

110

180

100

170

340

180

450

70

160

170

390

110

110

420

370

120

260

180

340

MARKET	MARKET
Total Financials
INFORMATION TECHNOLOGY 11.7%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	47

September 30, 2008
Primus Guaranty Ltd.*	400	$1,048	Progress Software Corp.*	720	$18,713
Pzena Investment Management,	j2 Global Communications, Inc.*	17,979
Inc. — Class A	110	1,043	Mentor Graphics Corp.*	1,580	17,933
First Acceptance Corp.*	300	1,020	Synaptics, Inc.*	585	17,679
Doral Financial Corp.*	90	983	Websense, Inc.*	780	17,433
Downey Financial Corp.	350	980	Net 1 UEPS Technologies, Inc.*	17,417
Hallmark Financial Services, Inc.*	909	L-1 Identity Solutions, Inc.*	17,266
Meruelo Maddux Properties, Inc.*	903	MKS Instruments, Inc.*	860	17,123
Brooklyn Federal Bancorp, Inc.	887	SRA International, Inc. — Class A*	16,746
Santander BanCorp	80	864	MPS Group, Inc.*	1,640	16,531
Federal Agricultural Mortgage	Benchmark Electronics, Inc.*	16,474
Corp.	160	656	Arris Group, Inc.*	2,130	16,465
FX Real Estate and Entertainment,	3Com Corp.*	7,000	16,310
Inc.*	180	187	EarthLink, Inc.*	1,900	16,150
Quest Software, Inc.*	1,260	15,989
Avocent Corp.*	780	15,959
Rofin-Sinar Technologies, Inc.*	15,917
Tekelec*	1,130	15,809
Emulex Corp.*	1,460	15,578
Infinera Corp.*	1,610	15,392
ValueClick, Inc.*	1,500	15,345
Lawson Software, Inc.*	2,190	15,330
FEI Co.*	630	15,000
Semtech Corp.*	1,070	14,937
Formfactor, Inc.*	850	14,807
Cognex Corp.	730	14,717
Coherent, Inc.*	410	14,575
Blackbaud, Inc.	780	14,391
Plexus Corp.*	690	14,283
THQ, Inc.*	1,160	13,966
Harmonic, Inc.*	1,630	13,773
Tessera Technologies, Inc.*	13,726
Euronet Worldwide, Inc.*	820	13,719
Cymer, Inc.*	530	13,425
RF Micro Devices, Inc.*	4,560	13,315
Acxiom Corp.	1,060	13,292
Scansource, Inc.*	460	13,243
Cabot Microelectronics Corp.*	13,153
Checkpoint Systems, Inc.*	690	12,986
TiVo, Inc.*	1,770	12,956
Sanmina-SCI Corp.*	9,200	12,880
Electronics for Imaging, Inc.*	12,816
Power Integrations, Inc.*	530	12,773
Data Domain, Inc.*	570	12,694
Quality Systems, Inc.	300	12,678
MTS Systems Corp.	300	12,630
United Online, Inc.	1,340	12,609
SYKES Enterprises, Inc.*	570	12,517
Avid Technology, Inc.*	520	12,511
Wind River Systems, Inc.*	12,500
DealerTrack Holdings, Inc.*	12,462
Riverbed Technology, Inc.*	12,144
Amkor Technology, Inc.*	1,890	12,039
Triquint Semiconductor, Inc.*	11,927
MAXIMUS, Inc.	320	11,789

3,856,092
Foundry Networks, Inc.*	2,530	46,071
Sybase, Inc.*	1,380	42,256
Micros Systems, Inc.*	1,410	37,591
Parametric Technology Corp.*	36,800
Polycom, Inc.*	1,520	35,158
Microsemi Corp.*	1,360	34,653
Anixter International, Inc.*	520	30,945
Concur Technologies, Inc.*	28,695
PMC - Sierra, Inc.*	3,800	28,196
Jack Henry & Associates, Inc.	26,429
CACI International, Inc. — Class A*	26,052
Perot Systems Corp. — Class A*	26,025
Solera Holdings, Inc.*	900	25,848
VistaPrint Ltd.*	770	25,287
Atheros Communications, Inc.*	24,287
TIBCO Software, Inc.*	3,240	23,717
Skyworks Solutions, Inc.*	23,659
Gartner, Inc. — Class A*	1,030	23,360
Macrovision Solutions Corp.*	21,993
Take-Two Interactive Software,
Inc.	1,330	21,812
Blackboard, Inc.*	540	21,757
Mantech International Corp. —
Class A*	360	21,344
Intermec, Inc.*	1,070	21,015
Ariba, Inc.*	1,480	20,912
Digital River, Inc.*	640	20,736
Comtech Telecommunications
Corp.*	420	20,681
Informatica Corp.*	1,540	20,005
Wright Express Corp.*	670	19,999
Omniture, Inc.*	1,080	19,829
VeriFone Holdings, Inc.*	1,190	19,683
Fair Isaac Corp.	840	19,362
Cybersource Corp.*	1,200	19,332
Plantronics, Inc.	850	19,142
InterDigital, Inc.*	790	18,999
ADTRAN, Inc.	970	18,905

770

780

100

1,130

740

60

740

1,170

520

840

410

920

1,250

740

970

2,490

2,000

750

1,300

520

1,500

1,030

2,830

1,430

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

48	|	See Notes to Financial Statements.

September 30, 2008
Imation Corp.	520	$11,747	Micrel, Inc.	860	$7,800
Ultimate Software Group, Inc.*	11,610	Ness Technologies, Inc.*	680	7,800
Rogers Corp.*	310	11,464	Advanced Energy Industries, Inc.*	7,798
Hittite Microwave Corp.*	340	11,424	Cavium Networks, Inc.*	530	7,462
Littelfuse, Inc.*	380	11,297	CTS Corp.	580	7,412
Sapient Corp.*	1,520	11,294	Zoran Corp.*	900	7,344
Interwoven, Inc.*	790	11,155	TTM Technologies, Inc.*	740	7,341
Palm, Inc.	1,860	11,104	Cogent, Inc.*	710	7,256
Insight Enterprises, Inc.*	810	10,862	Netezza Corp.*	680	7,215
Heartland Payment Systems, Inc.	10,735	Finisar Corp.*	6,850	6,918
Sycamore Networks, Inc.*	10,724	SI International, Inc.*	230	6,911
CSG Systems International, Inc.*	10,693	Adaptec, Inc.*	2,100	6,888
ACI Worldwide, Inc.*	600	10,512	JDA Software Group, Inc.*	6,844
Technitrol, Inc.	710	10,501	Extreme Networks, Inc.*	2,020	6,807
ViaSat, Inc.*	440	10,375	China Security & Surveillance
Black Box Corp.	300	10,359	Technology, Inc.*	490	6,801
Advent Software, Inc.*	290	10,217	Silicon Image, Inc.*	1,270	6,782
Sonus Networks, Inc.*	3,540	10,195	Starent Networks Corp.*	520	6,729
OmniVision Technologies, Inc.*	10,155	SYNNEX Corp.*	300	6,702
ATMI, Inc.*	560	10,069	Applied Micro Circuits Corp.*	6,698
Tyler Technologies, Inc.*	660	10,012	Newport Corp.*	620	6,684
Mastec, Inc.*	750	9,967	Electro Scientific Industries, Inc.*	6,683
Standard Microsystems Corp.*	9,742	Sigma Designs, Inc.*	460	6,541
Manhattan Associates, Inc.*	9,606	InfoSpace, Inc.	600	6,510
Entegris, Inc.*	1,980	9,583	Ciber, Inc.*	930	6,501
MicroStrategy, Inc. — Class A*	9,525	Utstarcom, Inc.*	1,920	6,470
Vocus, Inc.*	280	9,509	IPG Photonics Corp.*	330	6,438
Daktronics, Inc.	570	9,496	OSI SYSTEMS INC*	270	6,348
Diodes, Inc.*	500	9,225	Cohu, Inc.	400	6,328
Brooks Automation, Inc.*	9,196	Terremark Worldwide, Inc.*	6,320
Netgear, Inc.*	610	9,150	Stratasys, Inc.*†	360	6,289
Dycom Industries, Inc.*	700	9,114	Emcore Corp.*†	1,270	6,274
SPSS, Inc.*	310	9,102	Brightpoint, Inc.*	870	6,264
Netlogic Microsystems, Inc.*	9,072	Cirrus Logic, Inc.*	1,130	6,158
Powerwave Technologies, Inc.*	9,029	RightNow Technologies, Inc.*	6,034
MercadoLibre, Inc.*	440	8,954	EMS Technologies, Inc.*	270	6,024
Taleo Corp.*	450	8,950	Integral Systems, Inc.*	290	6,023
Commvault Systems, Inc.*	740	8,917	Bel Fuse, Inc. — Class B	210	5,979
SAVVIS, Inc.*	650	8,736	Constant Contact, Inc.*	350	5,974
DTS, Inc. — Class A*	310	8,627	Faro Technologies, Inc.*	290	5,907
Bankrate, Inc.*	220	8,560	Methode Electronics, Inc. —
Park Electrochemical Corp.	8,484	Class A	660	5,900
MSC.Software Corp.*	780	8,346	Symyx Technologies, Inc.*	580	5,748
EPIQ Systems, Inc.*	610	8,296	Volterra Semiconductor Corp.*	5,601
ModusLink Global Solutions, Inc.*	8,168	AsiaInfo Holdings, Inc.*	600	5,508
Veeco Instruments, Inc.*	550	8,145	Actel Corp.*	440	5,491
TNS, Inc.*	420	8,135	Universal Display Corp.*	500	5,480
Epicor Software Corp.*	1,030	8,127	comScore, Inc.*	310	5,465
Blue Coat Systems, Inc.*	570	8,088	Ixia*	740	5,454
Greenfield Online, Inc.*	460	8,004	Internet Capital Group, Inc.*	5,434
RealNetworks, Inc.*	1,570	7,976	Netscout Systems, Inc.*	510	5,426
Forrester Research, Inc.*	270	7,916	Syntel, Inc.	220	5,390
Art Technology Group, Inc.*	7,850	Neutral Tandem, Inc.*	290	5,377
Monolithic Power Systems, Inc.*	7,816	Supertex, Inc.*	190	5,350

430

570

420

3,320

610

450

890

1,120

470

390

430

160

1,100

920

300

2,280

480

350

440

850

670

2,230

450

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	49

September 30, 2008
S1 Corp.*	860	$5,263	Actuate Corp.*	1,050	$3,675
Seachange International, Inc.*	5,216	Eagle Test Systems, Inc.*	240	3,674
Secure Computing Corp.*	920	5,042	Advanced Analogic Technologies,
Echelon Corp.*	510	5,039	Inc.*	790	3,674
LoopNet, Inc.*	510	5,013	Perficient, Inc.*	550	3,652
Rackable Systems, Inc.*	510	5,003	i2 Technologies, Inc.*	270	3,642
Exar Corp.*	650	4,979	Synchronoss Technologies, Inc.*	3,576
Ultratech, Inc.*	410	4,961	Global Cash Access Holdings, Inc.*	3,542
SonicWALL, Inc.*	930	4,873	FalconStor Software, Inc.*	660	3,538
Vasco Data Security International*	4,869	Mercury Computer Systems, Inc.*	3,471
NIC, Inc.	690	4,761	Harris Stratex Networks, Inc. —
Photon Dynamics, Inc.*	310	4,758	Class A*	440	3,436
Hutchinson Technology, Inc.*	4,748	Spansion, Inc.*	2,210	3,426
Move, Inc.*	2,230	4,728	Super Micro Computer, Inc.*	3,424
Silicon Storage Technology, Inc.*	4,727	Transmeta Corp.*	210	3,404
Aruba Networks, Inc.*	910	4,668	Zygo Corp., Inc.*	270	3,397
Vignette Corp.*	430	4,618	Radisys Corp.*	390	3,354
Digi International, Inc.*	450	4,590	Novatel Wireless, Inc.*	550	3,333
SuccessFactors, Inc.*	420	4,578	iGate Corp.*	380	3,295
Switch & Data Facilities Co., Inc.*	4,482	Pegasystems, Inc.	250	3,228
Rudolph Technologies, Inc.*	4,441	DSP Group, Inc.*	420	3,213
Hughes Communications, Inc.*	4,404	MRV Communications, Inc.*	3,194
Measurement Specialties, Inc.*	4,360	Semitool, Inc.*	390	3,190
Oplink Communications, Inc.*	4,345	Keynote Systems, Inc.*	240	3,180
ShoreTel, Inc.*	750	4,305	NCI, Inc.*	110	3,133
Cass Information Systems, Inc.	4,302	Immersion Corp.*	530	3,085
Maxwell Technologies, Inc.*	4,269	PC-Tel, Inc.	330	3,076
Marchex, Inc.	410	4,219	DemandTec, Inc.*	340	3,063
Kulicke & Soffa Industries, Inc.*	4,194	Anadigics, Inc.*	1,090	3,063
Radiant Systems, Inc.*	480	4,171	Globecomm Systems, Inc.*	3,059
Lattice Semiconductor Corp.*	4,120	Magma Design Automation, Inc.*	3,055
The Knot, Inc.*	490	4,092	DivX, Inc.*	470	3,041
STEC, Inc.*†	530	4,081	3PAR, Inc.*	470	3,032
Mattson Technology, Inc.*	860	4,068	Internap Network Services Corp.*	3,028
Intevac, Inc.*	380	4,043	Axcelis Technologies, Inc.*	3,026
TeleCommunication Systems,	Double-Take Software, Inc.*	2,985
Inc. — Class A*	580	4,008	Compellent Technologies, Inc.*	2,976
Parkervision, Inc.*	400	4,000	Loral Space & Communications,
Pericom Semiconductor Corp.*	3,990	Inc.*	200	2,954
Symmetricom, Inc.*	800	3,976	Cray, Inc.*	570	2,953
Bottomline Technologies, Inc.*	3,952	Gevity HR, Inc.	400	2,912
Agilysys, Inc.	390	3,935	Ceva, Inc.*	350	2,905
Online Resources Corp.*	500	3,885	Monotype Imaging Holdings, Inc.*	2,894
Hackett Group, Inc.*	710	3,862	Opnet Technologies, Inc.*	230	2,801
Phoenix Technologies, Ltd.*	3,835	Liquidity Services Inc.*	250	2,713
IXYS Corp.	420	3,818	Orbcomm, Inc.*	550	2,712
LTX-Credence Corp.*	2,170	3,776	Presstek, Inc.*	480	2,707
infoGROUP, Inc.	570	3,768	MIPS Technology, Inc.*	770	2,703
Smith Micro Software, Inc.*	3,763	Acme Packet, Inc.*	470	2,693
Ebix, Inc.*	40	3,758	Chordiant Software, Inc.*	520	2,668
Quantum Corp.*	3,570	3,749	Internet Brands, Inc. — Class A*	2,649
Gerber Scientific, Inc.*	410	3,747	Safeguard Scientifics, Inc.*	2,638
Kopin Corp.*	1,200	3,744	Website Pros, Inc.*	480	2,592
Hypercom Corp.*	930	3,701	Sourcefire, Inc.*	350	2,552

540

380

700

470

390

410

380

1,450

360

530

120

2,730

250

360

120

320

930

350

2,000

760

870

1,780

300

240

380

380

260

480

530

380

2,110

MARKET	MARKET
Total Information Technology
INDUSTRIALS 11.0%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

50	|	See Notes to Financial Statements.

September 30, 2008
Techwell, Inc.*	270	$2,546	Midway Games, Inc.*	200	$474
Trident Microsystems, Inc.*	2,544	Elixir Gaming Technologies, Inc.*	386
Anaren, Inc.*	250	2,538	Entropic Communications, Inc.*	226
Microtune, Inc.*	940	2,519
PLX Technology, Inc.*	490	2,509
Airvana, Inc.*	420	2,474
CPI International, Inc.*	170	2,462
SupportSoft, Inc.*	800	2,400
Rimage Corp.*	170	2,373
Cogo Group, Inc.*	450	2,372
Smart Modular Technologies WWH,
Inc.*	770	2,310
Entrust, Inc.*	1,060	2,279
NVE Corp.*	80	2,265
Multi-Fineline Electronix, Inc.*	2,219
Renaissance Learning, Inc.	170	2,208
ExlService Holdings, Inc.*	250	2,195
Interactive Intelligence, Inc.*	2,165
NetSuite, Inc.*	120	2,162
OpenTV Corp.*	1,510	2,129
American Software, Inc. — Class A	2,126
BigBand Networks, Inc.*	570	2,103
PROS Holdings, Inc.*	220	2,066
Asyst Technologies, Inc.*	860	2,064
Callidus Software, Inc.*	520	2,059
KEMET Corp.*	1,460	1,986
Bookham, Inc.*	1,750	1,978
Dice Holdings, Inc.*	270	1,917
TheStreet.com, Inc.	320	1,917
Isilon Systems, Inc.*	430	1,896
Unica Corp.*	240	1,882
China Information Security
Technology, Inc.*	400	1,880
ICx Technologies, Inc.*	240	1,850
Comverge, Inc.*	380	1,748
Ultra Clean Holdings*	340	1,714
TechTarget, Inc.*	240	1,680
Sonic Solutions, Inc.*	380	1,672
Rubicon Technology, Inc.*	230	1,661
SiRF Technology Holdings, Inc.*	1,565
QAD, Inc.	220	1,522
Opnext, Inc.*	330	1,515
Photronics, Inc.*	730	1,372
Deltek, Inc.*	220	1,338
PC Mall, Inc.*	190	1,298
Limelight Networks Inc.*	500	1,250
HSW International, Inc.*	480	1,248
Avanex Corp.*	230	1,076
PC Connection, Inc.*	160	1,070
Virtusa Corp.*	150	977
AuthenTec, Inc.*	430	925
ArcSight, Inc.*	120	916
Bidz.com, Inc.*	100	866
Guidance Software, Inc.*	160	750
Nextwave Wireless, Inc.*	840	504

3,029,031
Energy Conversion Devices, Inc.*	45,435
Wabtec Corp.	840	43,033
Waste Connections, Inc.*	39,445
Watson Wyatt & Co. Holdings	36,800
Woodward Governor Co.	35,975
Curtiss-Wright Corp.	780	35,451
Teledyne Technologies, Inc.*	34,868
Clarcor, Inc.	880	33,396
Moog, Inc. — Class A*	740	31,731
GrafTech International Ltd.*	31,278
EMCOR Group, Inc.*	1,180	31,058
Brady Corp. — Class A	870	30,694
Acuity Brands, Inc.	700	29,232
Nordson Corp.	580	28,484
Tetra Tech, Inc.*	1,020	24,541
Actuant Corp. — Class A	970	24,483
Orbital Sciences Corp.*	1,020	24,449
Belden, Inc.	760	24,160
HUB Group, Inc. — Class A*	24,096
IKON Office Solutions, Inc.†	23,984
Regal-Beloit Corp.	560	23,811
Herman Miller, Inc.	970	23,736
Baldor Electric Co.	800	23,048
Clean Harbors, Inc.*	340	22,967
Hexcel Corp.*	1,660	22,725
ESCO Technologies, Inc.*	450	21,676
Kaydon Corp.	480	21,629
Watsco, Inc.	410	20,615
Mine Safety Appliances Co.	20,585
Huron Consulting Group, Inc.*	20,513
Granite Construction, Inc.	570	20,417
Esterline Technologies Corp.*	20,191
Genesee & Wyoming, Inc. —
Class A*	530	19,886
TransDigm Group, Inc.*	580	19,853
Applied Industrial Technologies,
Inc.	730	19,659
United Stationers, Inc.*	410	19,610
HNI Corp.†	770	19,512
UAL Corp.	2,180	19,162
Mueller Water Products, Inc. —
Class A	2,000	17,960
Franklin Electric Co., Inc.	400	17,820
Resources Connection, Inc.*	17,799
Geo Group, Inc.*	880	17,785
Simpson Manufacturing Co., Inc.†	17,608
American Superconductor Corp.*	17,206
Ceradyne, Inc.*	460	16,864
Knight Transportation, Inc.	16,800

1,060

1,170

160

150

240

390

1,050

780

1,150

740

1,020

610

2,070

640

1,410

540

360

510

790

650

730

990

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE
RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	51

September 30, 2008
Barnes Group, Inc.	830	$16,783	American Reprographics Co.*	$10,867
Navigant Consulting, Inc.*	840	16,708	NCI Building Systems, Inc.*	10,795
ABM Industries, Inc.	760	16,598	Interface, Inc. — Class A	920	10,460
II-VI, Inc.*	420	16,237	Viad Corp.	360	10,364
SkyWest, Inc.	1,010	16,140	School Specialty, Inc.*	330	10,293
Werner Enterprises, Inc.	740	16,065	Universal Forest Products, Inc.	10,124
Middleby Corp.*	290	15,750	Administaff, Inc.	370	10,071
CoStar Group, Inc.*	340	15,433	Tennant Co.	290	9,935
Lindsay Manufacturing Co.	15,277	Pacer International, Inc.	600	9,882
Robbins & Myers, Inc.	490	15,156	Quanex Building Products Corp.	9,754
Heartland Express, Inc.	970	15,054	Astec Industries, Inc.*	310	9,557
JetBlue Airways Corp.*	2,996	14,830	American Science & Engineering,
Mueller Industries, Inc.	640	14,726	Inc.	160	9,557
Korn/Ferry International, Inc.*	14,256	EnerSys*	480	9,461
Albany International Corp. —	NACCO Industries, Inc. — Class A	9,452
Class A	520	14,212	Gorman-Rupp Co.	250	9,430
Chart Industries, Inc.*	490	13,994	RSC Holdings, Inc.*	830	9,429
Genco Shipping & Trading Ltd.	13,961	Comfort Systems USA, Inc.	9,352
Watts Industries, Inc. — Class A	13,948	Atlas Air Worldwide Holdings Co.,
Briggs & Stratton Corp.	860	13,915	Inc.*	230	9,271
Evergreen Solar, Inc.*	2,490	13,745	Interline Brands, Inc.*	560	9,078
Healthcare Services Group	13,717	Advisory Board Co.*	300	9,048
A.O. Smith Corp.	350	13,716	Heidrick & Struggles International,
Rollins, Inc.	720	13,666	Inc.	300	9,045
Forward Air Corp.	500	13,615	Axsys Technologies, Inc.*	150	8,841
Old Dominion Freight Line, Inc.*	13,603	Gibraltar Industries, Inc.	470	8,794
Triumph Group, Inc.	290	13,256	Kelly Services, Inc. — Class A	8,763
Arkansas Best Corp.	390	13,139	AZZ, Inc.*	210	8,688
EnPro Industries, Inc.*	350	13,006	Exponent, Inc.*	260	8,603
Deluxe Corp.	890	12,807	Allegiant Travel Co.*	240	8,477
RBC Bearings, Inc.*	380	12,802	Teletech Holdings, Inc.*	680	8,459
Titan International, Inc.	600	12,792	M&F Worldwide Corp.*	200	8,000
Knoll, Inc.	840	12,701	Taser International, Inc.*	1,090	7,793
Alaska Air Group, Inc.*	620	12,642	Columbus McKinnon Corp. —
Circor International, Inc.	290	12,595	Class A*	330	7,778
Seaboard Corp.	10	12,570	American Ecology Corp.	280	7,748
Kaman Corp. — Class A	440	12,531	Apogee Enterprises, Inc.	500	7,515
PHH Corp.*	940	12,493	Tredegar Corp.	420	7,472
Heico Corp.	380	12,472	Rush Enterprises, Inc. — Class A*	7,424
TrueBlue, Inc.*	770	12,443	Blount International, Inc.*	660	7,346
Perini Corp.*	470	12,121	DynCorp International, Inc. —
Beacon Roofing Supply, Inc.*	12,027	Class A*	430	7,207
US Airways Group, Inc.*	1,980	11,939	Insituform Technologies, Inc. —
YRC Worldwide, Inc.*	990	11,840	Class A*	480	7,181
Mcgrath Rentcorp	410	11,816	FuelCell Energy, Inc.*	1,190	7,176
Badger Meter, Inc.	250	11,737	ACCO Brands Corp.*	940	7,088
Layne Christensen Co.*	330	11,692	Tecumseh Products Co. — Class A*	7,011
Mobile Mini, Inc.*	600	11,598	Cascade Corp.	160	7,010
Team, Inc.*	320	11,558	Northwest Pipe Co.*	160	6,979
Ameron International Corp.	11,464	Ennis Inc.	450	6,957
Federal Signal Corp.	830	11,371	GeoEye, Inc.*	310	6,860
Eagle Bulk Shipping Inc.	810	11,291	Griffon Corp.*†	760	6,855
G & K Services, Inc. — Class A	11,237	Altra Holdings, Inc.*	460	6,790
AAR Corp.*	670	11,115	Amerco, Inc.*	160	6,709
Raven Industries, Inc.†	280	11,018	Gencorp, Inc.*	990	6,673

630

340

290

210

640

800

100

420

700

510

750

480

460

580

770

280

160

340

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

52	|	See Notes to Financial Statements.

September 30, 2008
Cubic Corp.	270	$6,639	3D Systems Corp.*	310	$4,417
American Commercial Lines, Inc.*	6,597	Celadon Group, Inc.*	380	4,359
CBIZ, Inc.*	780	6,591	Great Lakes Dredge & Dock Corp.
Furmanite Corp.*	630	6,514	Co.	690	4,354
Hawaiian Holdings, Inc.*	690	6,403	Ducommun, Inc.	180	4,298
Cenveo, Inc.*	830	6,383	Pike Electric Corp.*	290	4,272
Republic Airways Holdings, Inc.*	6,216	AAON, Inc.	230	4,184
Colfax Corp.*	370	6,183	Insteel Industries, Inc.	300	4,077
Kenexa Corp. — Class A*	390	6,158	American Woodmark Corp.	4,041
Freightcar America, Inc.	210	6,147	Aceto Corp.	420	4,028
Standex International Corp.	6,105	Herley Industries, Inc.*	230	3,933
Innerworkings, Inc.*	550	6,099	Schawk, Inc.	260	3,931
Polypore International, Inc.*	6,023	Teekay Tankers Ltd.	230	3,894
Fuel Tech, Inc.*	330	5,970	Orion Marine Group, Inc.*	3,881
Kimball International, Inc. —	PeopleSupport, Inc.*	330	3,858
Class B	550	5,940	Thermadyne Holdings Corp.*	3,834
EnergySolutions, Inc.	580	5,800	Applied Signal Technology, Inc.	3,824
Encore Wire Corp.	320	5,795	Met-Pro Corp.	260	3,793
LB Foster Co. — Class A*	190	5,780	Duff & Phelps Corp. — Class A*	3,785
Aerovironment, Inc.*	180	5,751	Odyssey Marine Exploration, Inc.*	3,768
Hill International, Inc.*	410	5,678	Courier Corp.	180	3,665
Stanley, Inc.*	150	5,536	Ampco-Pittsburgh Corp.	140	3,626
Kadant, Inc.*	240	5,465	NN, Inc.	280	3,598
Greenbrier Companies, Inc.	5,463	LECG Corp.*	440	3,551
Bowne & Co., Inc.	470	5,428	Arlington Tankers Ltd.	220	3,384
Kforce, Inc.*	530	5,411	Ultrapetrol Bahamas Ltd.*	430	3,375
Argon ST, Inc.*	230	5,403	Standard Parking Corp.*	150	3,333
Houston Wire & Cable Co.	5,323	PMFG, Inc.*	230	3,333
Powell Industries, Inc.*	130	5,305	Flow International Corp.*	650	3,302
Gehl Co.*	180	5,297	Capstone Turbine Corp.*	3,264
Marten Transport Ltd.*	270	5,268	Hurco Companies, Inc.*	110	3,253
CRA International, Inc.*	190	5,221	Sterling Construction Co., Inc.*	3,240
Sun Hydraulics Corp.	200	5,208	DXP Enterprises, Inc.*	60	3,199
TAL International Group, Inc.	5,205	LaBarge, Inc.*	210	3,163
Cornell Companies, Inc.*	190	5,164	Force Protection, Inc.*	1,176	3,152
Consolidated Graphics, Inc.*	5,156	Saia, Inc.*	230	3,054
K-Tron International, Inc.*	40	5,153	Waste Services Inc.*	410	3,038
CDI Corp.	230	5,136	Valence Technology, Inc.*†	3,036
Horizon Lines, Inc. — Class A†	5,132	Vicor Corp.	340	3,019
Dynamic Materials Corp.	220	5,106	LMI Aerospace, Inc.*	150	3,017
Ladish Co., Inc.*	250	5,062	Hudson Highland Group, Inc.*	2,989
Wabash National Corp.	530	5,008	Preformed Line Products Co.	2,917
Electro Rent Corp.	370	4,969	Lydall, Inc.*	290	2,793
AirTran Holdings, Inc.*	2,030	4,933	LSI Industries, Inc.	330	2,729
Graham Corp.	90	4,869	Titan Machinery, Inc.*	130	2,705
Ener1, Inc.*	620	4,842	H&E Equipment Services, Inc.*	2,705
On Assignment, Inc.*	610	4,807	Commercial Vehicle Group, Inc.*	2,631
Trex Co., Inc.*	260	4,709	Textainer Group Holdings Ltd.	2,582
Spherion Corp.*	950	4,626	American Railcar Industries, Inc.	2,566
Casella Waste Systems, Inc. —	Standard Register Co.	260	2,561
Class A*	390	4,579	First Advantage Corp. — Class A*	2,529
DHT Maritime, Inc.	680	4,570	China Fire & Security Group, Inc.*	2,522
Dynamex, Inc.*	160	4,554	TurboChef Technologies, Inc.*	2,522
Multi-Color Corp.	190	4,539	Park-Ohio Holdings Corp.*	2,505
Michael Baker Corp.*	130	4,524	Metalico, Inc.*	420	2,478

620

610

180

220

280

370

230

220

180

830

280

310

2,530

200

250

170

880

520

430

50

280

370

170

160

180

240

410

140

MARKET	MARKET
Total Industrials
HEALTH CARE 10.1%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	53

September 30, 2008
Advanced Battery Technologies,	Psychiatric Solutions, Inc.*	960	$36,432
Inc.*	760	$2,455	Onyx Pharmaceuticals, Inc.*	34,733
Universal Truckload Services, Inc.*	2,436	Owens & Minor, Inc.	710	34,435
COMSYS IT Partners, Inc.*	2,430	Bio-Rad Laboratories, Inc. —
TBS International Ltd. — Class A*	2,423	Class A*	330	32,710
Fushi Copperweld, Inc.*	250	2,423	NuVasive, Inc.*	620	30,585
International Shipholding Corp.*	2,409	Masimo Corp.*	800	29,760
Patriot Transportation Holding, Inc.*	2,370	Magellan Health Services, Inc.*	28,742
Key Technology, Inc.*	100	2,370	Healthsouth Corp.*	1,530	28,198
ICF International, Inc.*	120	2,370	Parexel International Corp.*	28,087
VSE Corp.	70	2,361	Haemonetics Corp.*	450	27,774
PRG-Schultz International, Inc.*	2,330	West Pharmaceutical Services, Inc.	27,339
Xerium Technologies, Inc.	360	2,318	Alpharma, Inc. — Class A*	26,561
Microvision, Inc.*	1,180	2,289	Isis Pharmaceuticals, Inc.*	26,517
Integrated Electrical Services, Inc.*	2,283	Sequenom, Inc.*	980	26,088
China Architectural Engineering,	Thoratec Corp.*	950	24,937
Inc.*	320	2,269	Valeant Pharmaceuticals
Beacon Power Corp.*	1,540	2,233	International*	1,210	24,769
Twin Disc, Inc.	150	2,064	Regeneron Pharmaceuticals, Inc.*	23,576
Volt Information Sciences, Inc.*	1,976	AMERIGROUP Corp.*	930	23,473
Lawson Products, Inc.	70	1,936	Auxilium Pharmaceuticals, Inc.*	23,004
Alamo Group, Inc.	110	1,876	Amedisys, Inc.*	460	22,388
China BAK Battery, Inc.*	520	1,872	American Medical Systems
Power-One, Inc.*	1,290	1,871	Holdings, Inc.*	1,260	22,378
Flanders Corp.*	280	1,764	Alkermes, Inc.*	1,660	22,078
EnerNOC, Inc.*	170	1,758	Varian, Inc.*	510	21,879
PowerSecure International, Inc.*	1,757	Cubist Pharmaceuticals, Inc.*	21,785
Ultralife Batteries, Inc.*	220	1,705	Celera Corp.*	1,390	21,475
Builders FirstSource, Inc.*	280	1,677	XenoPort, Inc.*	440	21,336
Trimas Corp.*	250	1,640	Medicines Co.*	900	20,898
Harbin Electric, Inc.*	130	1,541	PSS World Medical, Inc.*	20,865
CAI International, Inc.*	130	1,438	Dionex Corp.*	320	20,336
Coleman Cable Inc.*	140	1,404	Meridian Bioscience, Inc.	700	20,328
Plug Power, Inc.*	1,390	1,376	Eclipsys Corp.*	940	19,693
Akeena Solar, Inc.*	360	1,364	Wright Medical Group, Inc.*	19,482
Amrep Corp. PLC*	30	1,272	PDL BioPharma, Inc.	2,070	19,272
ICT Group, Inc.*	150	1,208	Healthspring, Inc.*	860	18,198
Omega Flex, Inc.	50	1,128	Luminex Corp.*	720	18,007
Medis Technologies Ltd.*	540	972	Alnylam Pharmaceuticals, Inc.*	17,949
Protection One, Inc.*	110	969	Martek Biosciences Corp.	570	17,909
Orion Energy Systems Inc.*	898	Sciele Pharma, Inc.	550	16,934
United Capital Corp.*	30	795	Chemed Corp.	410	16,835
Ascent Solar Technologies, Inc.*	790	Conmed Corp.*	500	16,000
Dollar Thrifty Automotive Group,	Viropharma, Inc.*	1,210	15,875
Inc.*	370	714	Phase Forward, Inc.*	740	15,473
China Direct, Inc.*	100	422	Centene Corp.*	750	15,382
Acorda Therapeutics, Inc.*	15,264
Human Genome Sciences, Inc.*	14,922
HealthExtras, Inc.*	570	14,888
Rigel Pharmaceuticals, Inc.*	14,710
Medicis Pharmaceutical Corp. —
Class A	980	14,612
Medarex, Inc.*	2,210	14,299
Volcano Corp.*	820	14,178
Mentor Corp.	590	14,077

2,840,196
Alexion Pharmaceuticals, Inc.*	52,269
Myriad Genetics, Inc.*	770	49,958
OSI Pharmaceuticals, Inc.*	990	48,797
United Therapeutics Corp.*	41,016
Immucor, Inc.*	1,220	38,991
Steris Corp.	1,020	38,332

960

100

250

180

110

30

700

980

260

560

720

1,570

130

1,080

220

710

290

980

1,070

640

620

160

130

640

2,350

630

1,330

390

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

54	|	See Notes to Financial Statements.

September 30, 2008
Savient Pharmaceuticals, Inc.*	$14,015	Durect Corp.*	1,420	$7,952
AmSurg Corp.*	550	14,008	Res-Care, Inc.*	430	7,800
Apria Healthcare Group, Inc.*	13,862	Halozyme Therapeutics, Inc.*	7,780
Cepheid, Inc.*	990	13,692	Molina Healthcare, Inc.*	250	7,750
Integra LifeSciences Holdings	Abaxis, Inc.*	380	7,486
Corp.*	310	13,649	Albany Molecular Research, Inc.*	7,417
Invacare Corp.	560	13,518	Par Pharmaceutical Companies,
Kindred Healthcare, Inc.*	490	13,509	Inc.*	600	7,374
KV Pharmaceutical Co.*	570	12,945	LHC Group, Inc.*	250	7,120
ArthroCare Corp.*	460	12,751	Omnicell, Inc.*	540	7,101
Allscripts Healthcare Solutions, Inc.*	12,316	MWI Veterinary Supply, Inc.*	7,072
ev3, Inc.*	1,220	12,249	National Healthcare Corp.	7,068
athenahealth, Inc.*	360	11,977	Neogen Corp.*	250	7,045
PharMerica Corp.*	530	11,920	Hanger Orthopedic Group, Inc.*	6,980
Datascope Corp.†	230	11,875	Cyberonics, Inc.*	410	6,970
Gentiva Health Services, Inc.*	11,854	Questcor Pharmaceuticals, Inc.*	6,909
Zoll Medical Corp.*	360	11,779	Allos Therapeutics, Inc.*	920	6,817
Bruker BioSciences Corp.*	11,730	Sirona Dental Systems, Inc.*	6,751
Align Technology, Inc.*	1,080	11,696	Angiodynamics, Inc.*	420	6,636
Medivation, Inc.*	440	11,642	Arena Pharmaceuticals, Inc.*	6,400
Landauer, Inc.	160	11,640	CryoLife, Inc.*	480	6,298
Symmetry Medical, Inc.*	620	11,507	Array Biopharma, Inc.*	820	6,298
Analogic Corp.	230	11,445	Enzo Biochem, Inc.*	560	6,149
CV Therapeutics, Inc.*	1,050	11,340	Progenics Pharmaceuticals, Inc.*	6,123
Seattle Genetics, Inc.*	1,050	11,235	GTx, Inc.*	320	6,086
AMAG Pharmaceuticals, Inc.*	11,232	Assisted Living Concepts, Inc. —
Theravance, Inc.*	900	11,214	Class A*	950	6,051
Exelixis, Inc.*	1,820	11,066	Pain Therapeutics, Inc.*	600	5,862
Sun Healthcare Group, Inc.*	10,995	NPS Pharmaceuticals, Inc.*	5,855
Natus Medical, Inc.*	480	10,877	Odyssey HealthCare, Inc.*	5,785
Sunrise Senior Living, Inc.*	10,756	Pharmasset, Inc.*	290	5,786
Abiomed, Inc.*	590	10,472	Bio-Reference Labs, Inc.*	200	5,780
AMN Healthcare Services, Inc.*	10,366	ICU Medical, Inc.*	190	5,778
Vital Signs, Inc.	140	10,346	Enzon Pharmaceuticals, Inc.*	5,756
HMS Holdings Corp.*	430	10,303	Nektar Therapeutics*	1,600	5,744
Kendle International, Inc.*	230	10,283	IRIS International, Inc.*	320	5,728
Incyte Corp.*	1,320	10,098	Momenta Pharmaceuticals, Inc.*	5,637
inVentiv Health, Inc.*	570	10,066	RehabCare Group, Inc.*	310	5,611
Healthways, Inc.*	610	9,839	Orthofix International NV*	5,589
Greatbatch, Inc.*	400	9,816	MedAssets, Inc.*	320	5,504
Vivus, Inc.*	1,200	9,528	Genomic Health, Inc.*	240	5,436
InterMune, Inc.*	550	9,410	Air Methods Corp.*	190	5,379
Affymetrix, Inc.*	1,200	9,288	Geron Corp.*	1,350	5,333
Dendreon Corp.*†	1,620	9,250	Salix Pharmaceuticals Ltd.*	5,320
SonoSite, Inc.*	290	9,106	Life Sciences Research, Inc.*	5,250
Merit Medical Systems, Inc.*	9,010	Accuray, Inc.*	630	5,084
eResearch Technology, Inc.*	8,932	Akorn, Inc.*	990	5,079
RTI Biologics, Inc.*	930	8,695	Idera Pharmaceuticals, Inc.*	5,065
Cougar Biotechnology, Inc.*	8,681	Noven Pharmaceuticals, Inc.*	5,022
Cross Country Healthcare, Inc.*	8,634	Medcath Corp.*	280	5,018
Conceptus, Inc.*	520	8,622	Osiris Therapeutics, Inc.*	260	5,015
SurModics, Inc.*	270	8,502	Sangamo Biosciences, Inc.*†	4,928
Emeritus Corp.*	340	8,466	XOMA Ltd.*	2,300	4,830
Universal American Financial Corp.*	8,289	Vnus Medical Technologies, Inc.*	4,814
Quidel Corp.*	490	8,041

940

760

1,060

410

990

180

150

400

440

940

880

290

1,280

460

290

750

820

570

780

590

780

430

300

830

150

480

750

360

260

430

530

640

680

230

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	55

September 30, 2008
Emergency Medical Services	Capital Senior Living Corp.*	$2,964
Corp. — Class A*	160	$4,781	Novavax, Inc.*	1,010	2,929
Cypress Bioscience, Inc.*	650	4,778	Ardea Biosciences, Inc.*	210	2,904
Skilled Healthcare Group, Inc. —	Clinical Data, Inc.*	180	2,894
Class A*	300	4,767	Cytokinetics, Inc.*	610	2,891
Pozen, Inc.*†	450	4,730	Exactech, Inc.*	130	2,891
Computer Programs & Systems,	Nighthawk Radiology Holdings,
Inc.	160	4,632	Inc.*	400	2,888
Somanetics Corp.*	210	4,593	DexCom, Inc.*	460	2,847
Genoptix Inc.*	140	4,574	Stereotaxis, Inc.*	470	2,844
Indevus Pharmaceuticals, Inc.*	4,523	IPC The Hospitalist Co., Inc.*	2,827
Alliance Imaging, Inc.*	440	4,519	BMP Sunstone Corp.*	400	2,776
Omrix Biopharmaceuticals, Inc.*	4,485	Adolor Corp.*	800	2,760
Insulet Corp.*	320	4,454	Tercica, Inc.*	300	2,682
Almost Family, Inc.*	110	4,351	FGX International Holdings Ltd.*	2,657
Zymogenetics, Inc.*	650	4,329	Inspire Pharmaceuticals, Inc.*	2,606
ImmunoGen, Inc.*	880	4,321	Spectranetics Corp.*	550	2,547
Palomar Medical Technologies,	BioMimetic Therapeutics, Inc.*	2,544
Inc.*	320	4,307	Repligen Corp.*	540	2,543
Ligand Pharmaceuticals, Inc. —	Accelrys, Inc.*	460	2,525
Class B*	1,460	4,307	Lexicon Genetics, Inc.*	1,390	2,474
Dyax Corp.*	960	4,224	PharmaNet Development Group,
Nabi Biopharmaceuticals*	900	4,194	Inc.*	340	2,455
Synovis Life Technologies, Inc.*	4,140	Ensign Group, Inc.	140	2,393
Kensey Nash Corp.*	130	4,090	Molecular Insight Pharmaceuticals,
Triple-S Management Corp. —	Inc.*	310	2,381
Class B*	250	4,073	Caraco Pharm Labs, Inc.*	190	2,377
Vital Images, Inc.*	270	4,050	Caliper Life Sciences, Inc.*	2,324
Hansen Medical, Inc.*	300	4,032	Arqule, Inc.*	700	2,254
Corvel Corp.*	140	4,005	Javelin Pharmaceuticals, Inc.*	2,210
OraSure Technologies, Inc.*	3,985	Synta Pharmaceuticals Corp.*	2,210
Orexigen Therapeutics, Inc.*	3,777	Columbia Labs, Inc. Com*	810	2,122
Micrus Endovascular Corp.*	3,767	Cantel Medical Corp.*	220	2,116
US Physical Therapy, Inc.*	210	3,646	TranS1, Inc.*	210	2,077
Metabolix, Inc.*	330	3,590	Chindex International, Inc.*	2,063
Optimer Pharmaceuticals, Inc.*	3,578	Five Star Quality Care, Inc.*	2,063
Affymax, Inc.*	180	3,573	Providence Service Corp.*	2,058
Cardiac Science Corp.*	340	3,522	Alexza Pharmaceuticals, Inc.*	2,025
I-Flow Corp.*	370	3,445	Immunomedics, Inc.*	1,130	2,011
MannKind Corp.*†	890	3,435	CardioNet, Inc.*	80	1,997
TomoTherapy, Inc.*	710	3,252	Alphatec Holdings, Inc.*	430	1,978
Medical Action Industries, Inc.*	3,151	NxStage Medical, Inc.*	450	1,899
Neurocrine Biosciences, Inc.*	3,142	Nanosphere, Inc.*	220	1,877
Discovery Laboratories, Inc.*	3,142	Maxygen Inc.*	440	1,861
Idenix Pharmaceuticals, Inc.*	3,109	Cytori Therapeutics, Inc.*	350	1,848
Cadence Pharmaceuticals, Inc.*	3,108	Targacept, Inc.*	310	1,801
Obagi Medical Products, Inc.*	3,094	Acadia Pharmaceuticals, Inc.*	1,528
Atrion Corp.	30	3,091	BioForm Medical, Inc.*	380	1,490
Cambrex Corp.*	500	3,075	RadNet, Inc.*	370	1,484
Cynosure, Inc.*	170	3,050	Opko Health, Inc.*	830	1,453
Depomed, Inc.*	830	3,030	MAP Pharmaceuticals, Inc.*	1,417
Celldex Therapeutics, Inc.*	3,024	Sucampo Pharmaceuticals, Inc. —
Emergent Biosolutions, Inc.*	3,011	Class A*	160	1,365
Orthovita, Inc.*	1,150	2,990	Amicus Therapeutics, Inc.*	80	1,210
Ariad Pharmaceuticals, Inc.*	2,989	Vision-Sciences, Inc.*	290	1,157

390

1,350

110

250

240

730

230

220

830

850

810

290

350

270

190

450

550

210

410

240

670

1,680

430

350

310

570

140

260

230

1,210

MARKET	MARKET
Total Health Care
CONSUMER DISCRETIONARY 8.7%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

56	|	See Notes to Financial Statements.

September 30, 2008
Acura Pharmaceuticals, Inc.*	$984	Sonic Corp.*	1,040	$15,153
Virtual Radiologic Corp.*	120	979	Buckle, Inc.	270	14,996
MiddleBrook Pharmaceuticals, Inc.*	930	Bob Evans Farms, Inc.	540	14,737
National Research Corp.	30	920	Timberland Co. — Class A*	14,417
Cell Genesys, Inc.*	1,490	879	Sally Beauty Holdings, Inc.*†	14,104
Marshall Edwards, Inc.*	360	774	Children’s Place Retail Stores, Inc.*	13,673
Rexahn Pharmaceuticals, Inc.*	658	Meritage Homes Corp.*†	530	13,091
Jazz Pharmaceuticals, Inc.*	642	Iconix Brand Group, Inc.*	13,080
Biodel, Inc.*	190	637	American Greetings Corp. —
Protalix BioTherapeutics, Inc.*	424	Class A	850	12,996
Quiksilver, Inc.*	2,190	12,571
Buffalo Wild Wings, Inc.*	310	12,474
Ethan Allen Interiors, Inc.	430	12,049
Brown Shoe Co., Inc.	730	11,957
Jakks Pacific, Inc.*	480	11,957
Dress Barn, Inc.*	780	11,926
Helen of Troy Ltd.*	520	11,840
Dillard’s, Inc. — Class A	990	11,682
Lear Corp.*	1,110	11,655
CEC Entertainment, Inc.*	350	11,620
Stewart Enterprises, Inc. —
Class A	1,450	11,397
Genesco, Inc.*	330	11,048
Scholastic Corp.	420	10,786
Unifirst Corp.	250	10,772
Jos. A. Bank Clothiers, Inc.*	10,752
Capella Education Co.*	250	10,715
Standard-Pacific Corp.*	2,150	10,556
Papa John’s International, Inc.*	10,321
CBRL Group, Inc.	380	9,994
P.F. Chang’s China Bistro, Inc.*	9,887
Blue Nile, Inc.*	230	9,860
Fred’s, Inc.	690	9,812
Hibbett Sports Inc.*	490	9,810
Exide Technologies*	1,310	9,668
CKE Restaurants, Inc.	910	9,646
Charming Shoppes, Inc.*	9,633
Steiner Leisure Ltd.*	280	9,626
Skechers U.S.A., Inc. — Class A*	9,593
NutriSystem, Inc.†	530	9,392
Belo Corp. — Class A	1,550	9,238
Jo-Ann Stores, Inc.*	440	9,231
American Public Education, Inc.*	9,173
Stage Stores, Inc.	660	9,016
99 Cents Only Stores*	810	8,886
Columbia Sportswear Co.	210	8,812
ATC Technology Corp.*	370	8,784
Cooper Tire & Rubber Co.	8,772
Group 1 Automotive, Inc.	400	8,692
Tenneco, Inc.*	810	8,610
Cato Corp. — Class A	480	8,424
Churchill Downs, Inc.	170	8,327
Dana Holding Corp.*	1,720	8,325
La-Z-Boy, Inc.	890	8,295
Pacific Sunwear of California, Inc.*	8,278

2,604,705
Aeropostale, Inc.*	1,160	37,248
The Warnaco Group, Inc.*	790	35,779
Tupperware Brands Corp.	29,840
Marvel Entertainment, Inc.*	29,019
Bally Technologies, Inc.*	950	28,766
Matthews International Corp. —
Class A	540	27,400
Polaris Industries, Inc.	570	25,929
Rent-A-Center, Inc.*	1,160	25,845
Tractor Supply Co.*	580	24,389
Deckers Outdoor Corp.*	230	23,938
Sotheby’s	1,170	23,470
WMS Industries, Inc.*	760	23,233
Wolverine World Wide, Inc.	22,756
Fossil, Inc.*	790	22,302
Corinthian Colleges, Inc.*	22,200
Netflix, Inc.*	700	21,616
Jack in the Box, Inc.*	1,020	21,522
Aaron Rents, Inc.	790	21,385
Live Nation, Inc.*	1,310	21,314
J. Crew Group, Inc.*	740	21,142
Arbitron, Inc.	470	21,004
Gaylord Entertainment Co.*	20,853
Regis Corp.	750	20,625
Collective Brands, Inc.*	1,110	20,324
Ryland Group, Inc.	740	19,625
Brunswick Corp.	1,520	19,441
Pool Corp.	830	19,364
Carter’s, Inc.*	980	19,335
Men’s Wearhouse, Inc.	900	19,116
Vail Resorts, Inc.*	540	18,873
Life Time Fitness, Inc.*†	600	18,762
Under Armour, Inc.*	570	18,103
Gymboree Corp.*	490	17,395
Cheesecake Factory, Inc.*	16,959
Chico’s FAS, Inc.*	3,060	16,738
ArvinMeritor, Inc.	1,280	16,691
Callaway Golf Co.	1,150	16,180
Interactive Data Corp.	630	15,889
Zale Corp.*	620	15,500
Coinstar, Inc.*	480	15,360
Tempur-Pedic International, Inc.	15,288

140

620

830

1,640

410

510

130

1,000

190

320

380

420

1,970

570

190

1,020

1,230

1,080

850

860

1,480

710

1,160

1,300

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	57

September 30, 2008
Domino’s Pizza, Inc.*	680	$8,255	CKX, Inc.*	910	$5,606
Cabela’s, Inc. — Class A*	680	8,214	Zumiez, Inc.*	340	5,603
Texas Roadhouse, Inc.*	910	8,181	Volcom, Inc.*	320	5,530
Modine Manufacturing Co.	8,109	Talbots, Inc.	420	5,502
National CineMedia, Inc.	730	8,066	M/I Homes, Inc.†	240	5,467
RCN Corp.*	650	7,969	Overstock.com, Inc.*†	270	5,349
Pinnacle Entertainment, Inc.*	7,862	Visteon Corp.*	2,270	5,266
K-Swiss, Inc. — Class A	450	7,830	Ambassadors Group, Inc.	330	5,250
Red Robin Gourmet Burgers, Inc.*	7,772	Ruby Tuesday, Inc.*	900	5,211
True Religion Apparel, Inc.*	7,755	Charter Communications, Inc. —
Steven Madden, Ltd.*	310	7,682	Class A*	7,080	5,168
Superior Industries International,	CROCS, Inc.*	1,440	5,155
Inc.	400	7,664	Morgans Hotel Group Co.*	5,128
Furniture Brands International, Inc.	7,574	DineEquity, Inc.	300	5,058
Jackson Hewitt Tax Service, Inc.	7,517	HOT Topic, Inc.*	760	5,024
thinkorswim Group, Inc.*	900	7,497	Sealy Corp.	770	4,974
Champion Enterprises, Inc.*	7,492	Media General, Inc.	400	4,972
Finish Line, Inc. — Class A	740	7,393	American Apparel, Inc.*	590	4,838
Fuel Systems Solutions, Inc.*	7,234	Hayes Lemmerz International, Inc.*	4,778
Valassis Communications, Inc.*	7,188	Blyth, Inc.	420	4,763
Lululemon Athletica, Inc.*	310	7,139	California Pizza Kitchen, Inc.*	4,762
Cinemark Holdings, Inc.	520	7,072	Fisher Communications, Inc.	4,728
Borders Group, Inc.	1,050	6,888	Sauer, Inc.	190	4,691
Peet’s Coffee & Tea, Inc.*	240	6,701	Shuffle Master, Inc.*	920	4,683
Harte-Hanks, Inc.	640	6,637	Christopher & Banks Corp.	4,679
Raser Technologies, Inc.*	780	6,630	Speedway Motorsports, Inc.	4,675
Bebe Stores, Inc.	670	6,546	Ulta Salon Cosmetics & Fragrance,
Winnebago Industries, Inc.	6,460	Inc.*	350	4,648
Oxford Industries, Inc.	250	6,457	Cox Radio Inc. — Class A*	4,646
Monro Muffler Brake, Inc.	280	6,457	iRobot Corp.*	310	4,594
PetMed Express, Inc.*	410	6,437	Sinclair Broadcast Group, Inc. —
Pier 1 Imports, Inc.*	1,550	6,401	Class A	910	4,586
Hovnanian Enterprises, Inc. —	PEP Boys-Manny Moe & Jack	4,511
Class A*	800	6,392	Dolan Media Co.*	440	4,440
GSI Commerce, Inc.*†	410	6,347	McClatchy Co. — Class A	990	4,356
Asbury Automotive Group, Inc.	6,336	Weyco Group, Inc.	130	4,351
Universal Technical Institute, Inc.*	6,312	Steak n Shake Co.*†	500	4,340
Blockbuster, Inc. — Class A*	6,293	G-III Apparel Group Ltd.*	230	4,303
Movado Group, Inc.	280	6,258	American Axle & Manufacturing
Universal Electronics, Inc.*	250	6,245	Holdings, Inc.	800	4,288
Ameristar Casinos, Inc.	440	6,244	Denny’s Corp.*	1,650	4,257
Leapfrog Enterprises, Inc.*	6,019	Tween Brands, Inc.*	430	4,210
RC2 Corp.*	300	6,000	Citi Trends, Inc.*	250	4,073
National Presto Industries, Inc.	5,960	Beazer Homes USA, Inc.*	680	4,066
DG FastChannel, Inc.*	270	5,918	Mediacom Communications
Drew Industries, Inc.*	340	5,817	Corp.*	680	4,026
The Wet Seal, Inc. — Class A*	5,808	Core-Mark Holding Co., Inc.*	3,998
Pre-Paid Legal Services, Inc.*	5,776	Cavco Industries, Inc.*	110	3,977
Coldwater Creek, Inc.*	990	5,732	Knology, Inc.*	490	3,954
World Wrestling Entertainment,	Big 5 Sporting Goods Corp.	3,922
Inc.	370	5,720	New York & Co., Inc.*	400	3,816
Wendy’s/Arby’s Group, Inc. —	Sonic Automotive, Inc.	450	3,807
Class A	1,080	5,681	Unifi, Inc.*	780	3,775
Maidenform Brands, Inc.*	390	5,659	Orbitz Worldwide, Inc.*	640	3,757
Marcus Corp.	350	5,628	Martha Stewart Omnimedia, Inc.*	3,744

560

1,040

290

300

470

720

490

1,350

210

1,750

830

370

120

610

240

500

440

730

550

370

3,070

570

80

1,600

160

140

380

440

MARKET	MARKET
Total Consumer Discretionary
ENERGY 4.3%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

58	|	See Notes to Financial Statements.

September 30, 2008
Charlotte Russe Holding, Inc.*	$3,690	Libbey, Inc.	250	$2,128
Avatar Holdings Inc.*	110	3,630	Build-A-Bear Workshop, Inc.*	2,111
CSS Industries, Inc.	140	3,604	MarineMax, Inc.*†	280	2,024
BJ’s Restaurants, Inc.*	300	3,582	Lumber Liquidators, Inc.*	160	2,010
Journal Communications, Inc. —	Learning Tree International, Inc.*	1,992
Class A	730	3,562	Cumulus Media, Inc. — Class A*	1,960
Haverty Furniture Companies, Inc.	3,546	Retail Ventures, Inc.*	500	1,950
drugstore.com, Inc.*	1,450	3,408	Global Traffic Network, Inc.*	1,947
Steinway Musical Instruments, Inc.*	3,398	Dover Downs Gaming &
Midas, Inc.*	240	3,302	Entertainment, Inc.	240	1,867
Gaiam, Inc.*	310	3,286	AH Belo Corp. - Class A	360	1,858
Shutterfly, Inc.*	340	3,267	Quantum Fuel Systems
Krispy Kreme Doughnuts, Inc.*	3,234	Technologies Worldwide, Inc.*†	1,845
Idearc, Inc.	2,560	3,200	Princeton Review, Inc.*	230	1,840
AFC Enterprises, Inc.*	440	3,194	Town Sports International Holdings,
Conn’s, Inc.*	170	3,181	Inc.*	300	1,830
Skyline Corp.	120	3,172	Nautilus, Inc.*†	400	1,828
America’s Car Mart, Inc.*	170	3,160	Spartan Motors, Inc.	560	1,781
DSW, Inc.*	230	3,151	Stein Mart, Inc.	440	1,720
Perry Ellis International, Inc.*	3,131	Great Wolf Resorts, Inc.*	470	1,720
Landry’s Restaurants, Inc.	200	3,110	Palm Harbor Homes, Inc.*	170	1,685
Hooker Furniture Corp.	170	3,018	Syms Corp.*	120	1,621
Luby’s, Inc.*	370	2,975	Rex Stores Corp.*	140	1,617
Global Sources Ltd.*	290	2,920	Wonder Auto Technology, Inc.*	1,603
Stamps.com, Inc.*	250	2,918	Bluegreen Corp.*	220	1,520
K12 Inc.*	110	2,915	Playboy Enterprises, Inc. —
Cherokee, Inc.	130	2,857	Class B*	370	1,458
Stoneridge, Inc.*	250	2,813	Dover Motorsports, Inc.	260	1,417
Audiovox Corp. — Class A*	2,811	Marine Products Corp.	170	1,411
Entravision Communications	Fuqi International, Inc.*	170	1,386
Corp. — Class A*	1,030	2,771	Ruth’s Chris Steak House*	350	1,376
Lee Enterprises, Inc.	780	2,730	Cache, Inc.*	200	1,374
O’Charleys, Inc.	310	2,713	Fleetwood Enterprises, Inc.*	1,346
1-800-FLOWERS.com, Inc.*	2,709	Gray Television, Inc.	740	1,273
Systemax, Inc.	190	2,671	Riviera Holdings Corp.*	170	1,250
Casual Male Retail Group, Inc.*	2,555	Rick’s Cabaret International, Inc.*	1,080
Amerigon, Inc.*	380	2,500	Primedia, Inc.†	440	1,069
Outdoor Channel Holdings, Inc.*	2,464	Crown Media Holdings, Inc. —
Shoe Carnival, Inc.*	150	2,457	Class A*	190	956
Citadel Broadcasting Corp.*	2,449	Lincoln Educational Services Corp.*	926
Isle of Capri Casinos, Inc.*	270	2,435	Six Flags, Inc.*	1,260	869
Smith & Wesson Holding Corp.*	2,431	Einstein Noah Restaurant Group,
Dorman Products, Inc.*	190	2,381	Inc.*	80	806
Lin TV Corp. — Class A*	460	2,374	Westwood One, Inc.*	1,230	677
RH Donnelley Corp.*	1,190	2,368	Value Line, Inc.	20	670
Kenneth Cole Productions, Inc. —	Aristotle Corp.*	20	159
Class A	160	2,352
Brookfield Homes Corp.	160	2,298
Monarch Casino & Resort, Inc.*	2,278
Entercom Communications Corp.	2,259
Circuit City Stores, Inc.	2,930	2,227
Russ Berrie & Co., Inc.*	290	2,224
Tuesday Morning Corp.*	530	2,189
Lodgian, Inc.*	280	2,184
hhgregg, Inc.*	220	2,145

2,247,315
EXCO Resources, Inc.*	2,590	42,269
Comstock Resources, Inc.*	39,539
Penn Virginia Corp.	720	38,477
Berry Petroleum Co. — Class A	28,660
Concho Resources, Inc.*	960	26,506
Arena Resources, Inc.*	660	25,641

360

290

160

460

310

210

120

980

1,430

210

250

300

1,320

450

650

110

280

3,140

70

650

200

450

790

740

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	59

September 30, 2008
Grey Wolf, Inc.*	3,100	$24,118	Callon Petroleum Co.*	360	$6,491
Dril-Quip, Inc.*	540	23,431	Clayton Williams Energy, Inc.*	6,348
Stone Energy Corp.*	550	23,281	Energy XXI Bermuda Ltd.	6,323
McMoRan Exploration Co.*	22,222	ENGlobal Corp.*	470	6,237
ION Geophysical Corp.*	1,470	20,859	Allis-Chalmers Energy, Inc.*	6,199
Lufkin Industries, Inc.	260	20,631	Harvest Natural Resources, Inc.*	6,173
Bill Barrett Corp.*	640	20,550	TXCO Resources, Inc.*	610	6,124
Swift Energy Co.*	530	20,506	Dawson Geophysical Co.*	130	6,070
Atlas America, Inc.	600	20,466	VeraSun Energy Corp.*	1,780	5,571
Nordic American Tanker Shipping	19,236	Clean Energy Fuels Corp.*	5,377
CARBO Ceramics, Inc.	360	18,580	Western Refining, Inc.	520	5,257
BPZ Resources, Inc.*†	1,040	17,888	FX Energy, Inc.*	700	5,208
Willbros Group, Inc.*	670	17,755	Energy Partners Ltd.*	550	4,769
GulfMark Offshore, Inc.*	390	17,503	Bronco Drilling Co., Inc.*	460	4,701
Crosstex Energy, Inc.	700	17,479	Gulfport Energy Corp.*	460	4,623
Carrizo Oil & Gas, Inc.*	470	17,047	Rex Energy Corp.*	290	4,570
Goodrich Petroleum Corp.*	17,000	Venoco, Inc.*	350	4,550
Complete Production Services,	Rentech, Inc.*	2,880	3,830
Inc.*	830	16,708	Trico Marine Services, Inc.*	3,758
Rosetta Resources, Inc.*	890	16,340	Panhandle Oil and Gas, Inc. —
Ship Finance International Ltd.	15,739	Class A	130	3,722
Parker Drilling Co.*	1,960	15,719	Natural Gas Services Group, Inc.*	3,669
Hornbeck Offshore Services, Inc.*	15,448	CVR Energy, Inc.*	400	3,408
Basic Energy Services, Inc.*	15,336	Northern Oil And Gas, Inc.*	3,008
Delta Petroleum Corp.*	1,080	14,666	Gasco Energy, Inc.*	1,630	2,967
Bristow Group, Inc.*	420	14,213	BMB Munai, Inc.*	690	2,864
NATCO Group, Inc.*	350	14,063	OYO Geospace Corp.*	70	2,750
GMX Resources, Inc.*	290	13,862	Toreador Resources Corp.*	2,607
International Coal Group, Inc.*	13,790	Endeavour International Corp.*	2,600
Contango Oil & Gas Co.*	230	12,415	Alon USA Energy, Inc.	190	2,561
Petroleum Development Corp.*	11,536	Union Drilling, Inc.*	240	2,542
World Fuel Services Corp.	500	11,515	Westmoreland Coal Co.*	160	2,528
Petroquest Energy, Inc.*	750	11,512	National Coal Corp.*	480	2,510
Pioneer Drilling Co.*	860	11,438	Meridian Resource Corp.*	2,484
Newpark Resources, Inc.*	11,388	Tri-Valley Corp.*	390	2,473
USEC, Inc.*	1,930	10,441	RAM Energy Resources, Inc.*	2,341
Warren Resources, Inc.*	1,010	10,080	Approach Resources, Inc.*	2,314
James River Coal Co.*	440	9,676	Bolt Technology Corp.*	150	2,171
Oilsands Quest, Inc.*	3,050	9,119	Delek US Holdings, Inc.	230	2,132
General Maritime Corp.	460	8,961	Double Eagle Petroleum Co.*	1,999
PHI, Inc.*	240	8,863	APCO Argentina, Inc.	70	1,982
Brigham Exploration Co.*	800	8,792	Abraxas Petroleum Corp.*	1,905
Matrix Service Co.*	450	8,595	Cano Petroleum, Inc.*	820	1,894
ATP Oil & Gas Corp.*	480	8,549	Cheniere Energy, Inc.*	840	1,890
T-3 Energy Services, Inc. —	Sulphco, Inc.*	920	1,849
Class A*	220	8,166	GeoMet, Inc.*	320	1,741
Cal Dive International, Inc.*	8,162	Mitcham Industries, Inc.*	170	1,715
Golar LNG Ltd.	610	8,101	American Oil & Gas, Inc.*	640	1,670
Knightsbridge Tankers Ltd.	7,941	GeoGlobal Resources, Inc.*	1,663
Superior Well Services, Inc.*	7,340	Houston American Energy Corp.	1,643
Gulf Island Fabrication, Inc.	7,239	Aventine Renewable Energy
Vaalco Energy, Inc.*	1,030	7,045	Holdings, Inc.*	510	1,612
RPC, Inc.†	500	7,030	Geokinetics, Inc.*	80	1,520
Parallel Petroleum Corp.*	720	6,782	PrimeEnergy Corp.*	20	1,480
Gran Tierra Energy, Inc.*	1,800	6,678	Uranium Resources, Inc.*	850	1,437

90

2,080

940

490

610

600

380

390

220

730

210

400

720

370

290

2,210

1,970

260

1,350

1,560

810

160

140

730

770

300

660

290

260

210

MARKET	MARKET
Total Energy
MATERIALS 2.7%
Total Materials
UTILITIES 2.5%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

60	|	See Notes to Financial Statements.

September 30, 2008
Evergreen Energy Inc.*	1,470	$1,382	A.M. Castle & Co.	290	$5,011
Quest Resource Corp.*	480	1,277	American Vanguard Corp.	330	4,976
Georesources, Inc.*	110	1,261	Neenah Paper, Inc.	250	4,950
Pacific Ethanol, Inc.*	770	1,070	Innospec, Inc.	410	4,945
GreenHunter Energy, Inc.*	70	998	General Moly, Inc.*	1,090	4,742
Olympic Steel, Inc.	160	4,718
Allied Nevada Gold Corp.*	4,462
Innophos Holdings, Inc.	180	4,388
Flotek Industries, Inc.*	390	4,290
LSB Industries, Inc.*	300	4,155
GenTek, Inc.*	160	4,114
Stillwater Mining Co.*	690	4,009
ShengdaTech, Inc.*	520	3,640
Horsehead Holding Corp.*	3,599
AbitibiBowater, Inc.*	920	3,560
Penford Corp.	190	3,361
Landec Corp.*	400	3,276
U S Concrete, Inc.*	690	3,084
Universal Stainless & Alloy*	3,066
ICO, Inc.*	480	2,693
KapStone Paper and Packaging
Corp.*	310	1,969
Mercer International, Inc.*	520	1,903
AEP Industries, Inc.*	90	1,800
Apex Silver Mines Ltd.*	1,020	1,754
Bway Holding Co.*	130	1,525
General Steel Holdings, Inc.*†	1,357
NL Industries, Inc.	120	1,232
United States Lime & Minerals,
Inc.*	30	1,155
China Precision Steel, Inc.*	999
Boise, Inc.*	620	967
Verso Paper Corp.	240	634
Sutor Technology Group Ltd.*	428
714,019
Hecla Mining Co.*†	2,210	10,343
Haynes International, Inc.*	210	9,834	ITC Holdings Corp.	860	44,522
Headwaters, Inc.*	730	9,745	Westar Energy, Inc.	1,820	41,933
A. Schulman, Inc.	470	9,297	Piedmont Natural Gas Co.	40,589
Balchem Corp.	310	8,268	Nicor, Inc.	780	34,593
Zoltek Companies, Inc.*	480	8,213	WGL Holdings, Inc.	860	27,907
RTI International Metals, Inc.*	7,824	Cleco Corp.	1,040	26,260
Wausau Paper Corp.	770	7,800	New Jersey Resources Corp.	26,200
Westlake Chemical Corp.	330	6,940	Portland General Electric Co.	25,789
Brush Engineered Materials, Inc.*	6,499	Northwest Natural Gas Co.	23,920
Zep, Inc.	360	6,350	IDACORP, Inc.	790	22,981
Graphic Packaging Holding Co.*	6,275	Southwest Gas Corp.	750	22,695
Myers Industries, Inc.	490	6,179	Black Hills Corp.	670	20,817
Stepan Co.	110	6,003	Allete, Inc.	450	20,025
Buckeye Technologies, Inc.*	5,569	Avista Corp.	920	19,973
Spartech Corp.	530	5,247	South Jersey Industries, Inc.	18,564
Schweitzer-Mauduit International,	Laclede Group, Inc.	380	18,426
Inc.	270	5,127	Unisource Energy Corp.	600	17,514
Quaker Chemical Corp.	180	5,123	NorthWestern Corp.	680	17,088

1,118,710
Hercules, Inc.	1,960	38,788
Compass Minerals International,
Inc.	560	29,338
Rock-Tenn Co. — Class A	660	26,387
Olin Corp.	1,300	25,220
Sensient Technologies Corp.	23,348
Solutia, Inc.*	1,640	22,960
Silgan Holdings, Inc.	440	22,480
Minerals Technologies, Inc.	19,589
W.R. Grace & Co.*	1,250	18,900
Rockwood Holdings, Inc.*	720	18,475
Royal Gold, Inc.	510	18,340
H.B. Fuller Co.	840	17,531
Texas Industries, Inc.	410	16,753
Worthington Industries, Inc.	16,733
Louisiana-Pacific Corp.	1,790	16,647
Ferro Corp.	760	15,276
Arch Chemicals, Inc.	430	15,179
Coeur d’Alene Mines Corp.*	14,611
Calgon Carbon Corp.*	710	14,456
Amcol International Corp.	450	14,067
Koppers Holdings, Inc.	360	13,468
NewMarket Corp.	230	12,089
OM Group, Inc.*	530	11,925
Kaiser Aluminum Corp.	270	11,596
Deltic Timber Corp.	180	11,455
Glatfelter	780	10,561
PolyOne Corp.*	1,620	10,449

780

610

120

190

300

130

1,270

400

730

1,090

350

460

2,510

680

520

830

330

1,120

9,550

MARKET	MARKET
Total Utilities
CONSUMER STAPLES 2.5%
Total Consumer Staples
TELECOMMUNICATION SERVICES 0.8%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® 1.5x STRATEGY FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	61

September 30, 2008
El Paso Electric Co.*	780	$16,380	Smart Balance, Inc.*	1,090	$7,150
Otter Tail Power Co.	520	15,980	Boston Beer Co., Inc. — Class A*	7,124
UIL Holding Corp.	440	15,105	American Oriental Bioengineering,
PNM Resources, Inc.	1,330	13,619	Inc.*	1,070	6,944
Mge Energy, Inc.	380	13,509	Weis Markets, Inc.	190	6,842
California Water Service Group	13,090	Central Garden and Pet Co. —
Empire District Electric Co.	12,597	Class A*	1,120	6,664
CH Energy Group, Inc.	270	11,764	Great Atlantic & Pacific Tea
American States Water Co.	11,550	Company, Inc*	610	6,600
Ormat Technologies, Inc.	310	11,262	Cal-Maine Foods, Inc.	230	6,311
EnergySouth, Inc.	130	7,986	Alliance One International, Inc.*	5,852
SJW Corp.	230	6,893	Prestige Brands Holdings, Inc. —
Southwest Water Co.†	420	5,355	Class A*	590	5,239
Connecticut Water Service, Inc.	4,343	Ingles Markets, Inc. — Class A	5,023
Consolidated Water Co., Inc.	4,255	USANA Health Sciences, Inc.*	4,919
Central Vermont Public Service	Pricesmart, Inc.	250	4,185
Corp.	180	4,219	Star Scientific, Inc.*	1,140	4,058
Middlesex Water Co.	230	4,018	Omega Protein Corp.*	320	3,763
Cadiz, Inc.*	210	4,005	Synutra International, Inc.*	3,623
Chesapeake Utilities Corp.	3,985	Zhongpin, Inc.*	320	3,402
Synthesis Energy Systems, Inc.*	2,134	Inter Parfums, Inc.	240	3,254
US Geothermal, Inc.*	1,080	1,937	Coca-Cola Bottling Co.
Consolidated	70	3,056
Farmer Brothers Co.	120	2,984
Arden Group, Inc.	20	2,912
Village Super Market	60	2,860
Alico, Inc.	60	2,846
Imperial Sugar Co., Inc.	210	2,843
AgFeed Industries, Inc.*	340	2,686
B&G Foods, Inc.	350	2,503
Calavo Growers, Inc.	180	2,243
Griffin Land & Nurseries, Inc.	2,225
Maui Land & Pineapple Co., Inc.*	2,199
Susser Holdings Corp.*	140	2,108
Pilgrim’s Pride Corp.†	780	1,942
National Beverage Corp.*	190	1,685
China Sky One Medical, Inc.*	1,580
American Dairy, Inc.*	120	1,216
Reddy Ice Holdings, Inc.	310	1,132
Schiff Nutrition International, Inc.*	1,093
Mannatech, Inc.†	270	1,080
Spectrum Brands, Inc.*	700	973
Lifeway Foods, Inc.*	80	936
HQ Sustainable Maritime Industries,
Inc.*	120	607
644,289
WD-40 Co.	290	10,420
Vector Group Ltd.	570	10,066	tw telecom Inc.*	2,550	26,494
Nash Finch Co.	220	9,486	Premiere Global Services, Inc.*	15,044
Spartan Stores, Inc.	380	9,454	Syniverse Holdings, Inc.*	890	14,783
J&J Snack Foods Corp.	250	8,478	NTELOS Holdings Corp.	520	13,983
Pantry, Inc.*	390	8,264	Fairpoint Communications, Inc.	13,352
Elizabeth Arden, Inc.*	420	8,245	Cincinnati Bell, Inc.*	4,220	13,040
Diamond Foods, Inc.	280	7,848

653,782
Ralcorp Holdings, Inc.*	980	66,062
Longs Drug Stores Corp.	540	40,846
Flowers Foods, Inc.	1,340	39,342
Casey’s General Stores, Inc.	26,550
Ruddick Corp.	730	23,689
Chattem, Inc.*	300	23,454
Universal Corp.	440	21,600
Hain Celestial Group, Inc.*	19,271
United Natural Foods, Inc.*	18,493
Fresh Del Monte Produce, Inc.*	16,206
TreeHouse Foods, Inc.*	540	16,038
Darling International, Inc.*	15,665
Nu Skin Enterprises, Inc.	860	13,949
Lancaster Colony Corp.	350	13,181
Winn-Dixie Stores, Inc.*	940	13,066
Sanderson Farms, Inc.	350	12,859
Chiquita Brands International, Inc.*	11,858
Tootsie Roll Industries, Inc.	11,853
Green Mountain Coffee Roasters,
Inc.*	300	11,802
Andersons, Inc.	310	10,918
Lance, Inc.	470	10,664

150

340

590

300

1,540

150

220

250

120

180

120

440

60

80

130

160

1,070

1,540

880

700

740

730

1,410

750

410

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

RUSSELL 2000® 1.5x STRATEGY FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

Iowa Telecommunications Services,

REPURCHASE AGREEMENTS 29.3%

Inc.

560

$

10,461

Repurchase Agreements (Note 5)

Alaska Communications Systems

Morgan Stanley

Group, Inc.

750

9,172

issued 09/30/08 at 0.05%

Shenandoah Telecommunications

due 10/01/08

$2,386,600

$

2,386,600

Co.

410

9,049

Mizuho Financial Group, Inc.

Centennial Communications Corp.*

1,170

7,301

issued 09/30/08 at 0.26%

General Communication, Inc. —

due 10/01/08

1,976,879

1,976,879

Class A*

780

7,223

Credit Suisse Group

Global Crossing*

450

6,822
issued 09/30/08 at 0.25%

iPCS, Inc. — Class A*

300

6,681

due 10/01/08††

1,807,529

1,807,529

Cogent Communications Group,

Morgan Stanley

Inc.*

830

6,407

issued 09/30/08 at 0.10%

Cbeyond, Inc.*

420

6,044

due 10/01/08

1,399,560

1,399,560

Consolidated Communications

Total Repurchase Agreements

Holdings, Inc.

400

6,032

(Cost $7,570,568)

7,570,568

PAETEC Holding Corp.*

2,140

4,601

Total Investments 99.4%

Atlantic Tele-Network, Inc.

160

4,480

(Cost $25,629,896)

$25,698,032

USA Mobility, Inc.*

400

4,400

FiberTower Corp.*

2,090

2,884

Other Assets in Excess

ICO Global Communications

of Liabilities – 0.6%

$

160,410

Holdings Ltd.*

1,800

1,962

Net Assets – 100.0%

$25,858,442

Ibasis, Inc.

550

1,919

Hungarian Telephone & Cable

UNREALIZED

Corp.*

80

1,592

CONTRACTS

GAIN (LOSS)

Virgin Mobile USA, Inc. — Class A*

530

1,558

FUTURES CONTRACTS PURCHASED

Globalstar, Inc.*

730

1,241

December 2008 Russell 2000 Index

TerreStar Corp.*

1,010

1,010

Mini Futures Contracts

IDT Corp. — Class B*

940

696

(Aggregate Market Value

Total Telecommunication Services

198,231

of Contracts $11,522,420)

169

$

(552,446)

Total Common Stocks

(Cost $17,838,234)

17,906,370

UNITS

SECURITIES LENDING COLLATERAL 0.9%

EQUITY INDEX SWAP AGREEMENT

Mount Vernon Securities

Credit Suisse Capital, LLC

Lending Trust Prime

December 2008 Russell 2000 Index

Portfolio (Note 9)

221,094

221,094

Swap, Terminating 12/29/08**

Total Securities Lending Collateral

(Notional Market Value

(Cost $221,094)

221,094

$9,310,647)

13,701

$

—

* Non-Income Producing Security.

** Total Return based on Russell 2000 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2008.

62

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

MARKET	MARKET
COMMON STOCKS 48.5%
FINANCIALS 10.5%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	63

September 30, 2008
Cousins Properties, Inc.	795	$20,058
Greenhill & Co., Inc.	270	19,912
Post Properties, Inc.	700	19,579
Senior Housing Properties Trust	$43,132	Extra Space Storage, Inc.	19,354
Realty Income Corp.	1,600	40,960	Selective Insurance Group, Inc.	19,253
Apollo Investment Corp.	2,250	38,362	Eastgroup Properties, Inc.	390	18,931
Aspen Insurance Holdings Ltd.	37,125	First Midwest Bancorp, Inc.	18,665
Highwoods Properties, Inc.	35,560	Cathay General Bancorp	780	18,564
BioMed Realty Trust, Inc.	29,888	Stifel Financial Corp.*	370	18,463
Home Properties, Inc.	500	28,975	National Penn Bancshares, Inc.	18,396
Potlatch Corp.	620	28,762	Delphi Financial Group, Inc. —
Washington Real Estate Investment	Class A	650	18,226
Trust	780	28,571	MB Financial Corp.	550	18,188
ProAssurance Corp.*	510	28,560	Sovran Self Storage, Inc.	405	18,099
National Retail Properties, Inc.	27,782	Argo Group International Holdings
Platinum Underwriters Holdings	Ltd.*	490	18,056
Ltd.	770	27,320	RLI Corp.	290	18,006
First Niagara Financial Group, Inc.	27,247	First Financial Bankshares, Inc.	17,120
SVB Financial Group*	470	27,222	Equity Lifestyle Properties, Inc.	16,970
Healthcare Realty Trust, Inc.	27,109	Phoenix Companies, Inc.	16,724
Hilb Rogal & Hobbs Co.	580	27,109	Odyssey Re Holdings Corp.	16,644
FirstMerit Corp.	1,280	26,880	Cash America International, Inc.	16,578
Susquehanna Bancshares, Inc.	26,547	Signature Bank*	470	16,394
Westamerica Bancorporation	26,464	Lexington Realty Trust	945	16,273
Entertainment Properties Trust	26,266	Trustmark Corp.	780	16,177
NewAlliance Bancshares, Inc.	25,852	Ares Capital Corp.	1,540	16,062
UMB Financial Corp.	490	25,735	First Commonwealth Financial
Omega Healthcare Investors, Inc.	25,361	Corp.	1,160	15,625
Colonial BancGroup, Inc.	25,066	Provident Financial Services, Inc.	15,519
Corporate Office Properties Trust	NBT Bancorp, Inc.	510	15,259
SBI	610	24,613	Pacific Capital Bancorp	730	14,855
Montpelier Re Holdings Ltd.	24,435	LaSalle Hotel Properties	630	14,692
IPC Holdings Ltd.	790	23,866	CVB Financial Corp.	1,050	14,595
Validus Holdings Ltd.	1,020	23,715	Assured Guaranty Ltd.	880	14,309
Mid-America Apartment	Inland Real Estate Corp.	910	14,278
Communities, Inc.	472	23,194	Interactive Brokers Group, Inc. —
American Campus Communities,	Class A*	640	14,189
Inc.	670	22,700	PrivateBancorp, Inc.	340	14,164
Knight Capital Group, Inc. —	TrustCo Bank Corp.	1,200	14,052
Class A*	1,480	21,993	Colonial Properties Trust	750	14,017
Tanger Factory Outlet Centers,	S&T Bancorp, Inc.	380	13,995
Inc.	500	21,895	Umpqua Holding Corp.	950	13,974
International Bancshares Corp.	21,870	PS Business Parks, Inc.	240	13,824
FNB Corp.	1,360	21,733	East-West Bancorp, Inc.	999	13,686
Zenith National Insurance Corp.	21,618	DiamondRock Hospitality Co.	13,650
Prosperity Bancshares, Inc.	21,074	Employers Holdings, Inc.	780	13,556
Glacier Bancorp, Inc.	850	21,054	KBW, Inc.*	410	13,505
Old National Bancorp	1,050	21,021	Park National Corp.	170	13,260
United Bankshares, Inc.	600	21,000	optionsXpress Holdings, Inc.	13,011
Hancock Holding Co.	410	20,910	Piper Jaffray Companies, Inc.*	12,975
Max Capital Group Ltd.	890	20,675	Acadia Realty Trust	510	12,893
MFA Mortgage Investments, Inc.	20,345	First Bancorp Puerto Rico	12,387
DCT Industrial Trust, Inc.	2,710	20,298	Navigators Group, Inc.*	209	12,122
First Industrial Realty Trust, Inc.†	20,076	Sterling Bancshares, Inc.	1,160	12,122

1,810

1,260

840

1,350

770

1,000

1,130

1,260

1,160

1,730

330

320

930

1,810

380

460

1,360

460

480

1,720

1,290

3,189

940

1,480

810

590

1,500

620

670

300

3,130

1,120

700

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

64	|	See Notes to Financial Statements.

September 30, 2008
Franklin Street Properties Corp.,	Horace Mann Educators Corp.	$8,237
Inc.	930	$12,090	Independent Bank Corp.	260	8,104
Alexander’s, Inc.*	30	12,000	Stewart Information Services Corp.	8,032
National Health Investors, Inc.	11,963	Harleysville Group, Inc.	210	7,938
Medical Properties Trust Inc.	11,917	Cedar Shopping Centers, Inc.	7,932
Sterling Savings Bank	820	11,890	Simmons First National Corp.	7,832
Community Bank System, Inc.	11,820	Anworth Mortgage Asset Corp.	7,696
Chemical Financial Corp.	379	11,802	SWS Group, Inc.	380	7,661
Brookline Bancorp, Inc.	920	11,767	Ashford Hospitality Trust, Inc.	7,654
Portfolio Recovery Associates, Inc.*	11,671	Saul Centers, Inc.	150	7,581
Ezcorp, Inc. — Class A*	610	11,468	Central Pacific Financial Corp.	7,564
Redwood Trust, Inc.	520	11,300	Tower Group, Inc.	320	7,539
UCBH Holdings, Inc.	1,750	11,217	Boston Private Financial Holdings,
WesBanco, Inc.	420	11,180	Inc.	859	7,508
PacWest Bancorp	390	11,150	American Equity Investment Life
Pinnacle Financial Partners, Inc.*	11,088	Holding Co.	993	7,447
Sunstone Hotel Investors, Inc.	10,935	StellarOne Corp.	360	7,441
Wintrust Financial Corp.	370	10,859	Northwest Bancorp, Inc.	270	7,436
Greenlight Capital Re Ltd. —	Univest Corp. of Pennsylvania	7,400
Class A*	460	10,575	Universal Health Realty Income
IBERIABANK Corp.	200	10,570	Trust	190	7,391
City Holding Co.	250	10,562	Cohen & Steers, Inc.	260	7,366
Pennsylvania Real Estate	Aircastle Ltd.	740	7,333
Investment Trust	560	10,556	First Busey Corp.	400	7,332
LTC Properties, Inc.	360	10,555	Hilltop Holdings, Inc.*	710	7,327
Ambac Financial Group, Inc.	10,555	TowneBank	330	7,260
Investors Bancorp, Inc.*	700	10,535	Renasant Corp.	330	7,164
Equity One, Inc.	510	10,450	GAMCO Investors, Inc. — Class A	7,116
United Fire & Casualty Co.	10,292	Capital Southwest Corp.	50	7,103
Investors Real Estate Trust	910	10,183	FelCor Lodging Trust, Inc.	990	7,088
Frontier Financial Corp.	739	9,925	NorthStar Realty Finance Corp.	6,820
Infinity Property & Casualty Corp.	9,888	Oriental Financial Group	380	6,787
Safety Insurance Group, Inc.	9,862	First Potomac Realty Trust	390	6,704
Capstead Mortgage Corp.	9,745	Tejon Ranch Co. De*	180	6,687
National Western Life Insurance	FPIC Insurance Group, Inc.*	6,681
Co. — Class A	40	9,683	Crawford & Co. — Class B*	6,658
U-Store-It Trust	780	9,571	Riskmetrics Group, Inc.*	340	6,654
Getty Realty Corp.	430	9,533	First Merchants Corp.	290	6,612
World Acceptance Corp.*	260	9,360	Beneficial Mutual Bancorp, Inc.*	6,578
Pico Holdings, Inc.*	260	9,337	FCStone Group, Inc.*	360	6,476
National Financial Partners Corp.	9,300	SY Bancorp, Inc.	210	6,430
Financial Federal Corp.	400	9,168	Radian Group, Inc.	1,270	6,401
Texas Capital Bancshares, Inc.*	9,134	State Auto Financial Corp.	6,395
Parkway Properties, Inc.	240	9,086	Glimcher Realty Trust	600	6,264
Strategic Hotels & Resorts, Inc.	8,909	eHealth, Inc.*	390	6,240
Enstar Group*	89	8,665	Meadowbrook Insurance Group,
Bank Mutual Corp.	759	8,615	Inc.	880	6,213
First Financial Bancorp	590	8,614	Banco Latinoamericano de
United Community Banks, Inc.	8,493	Exportaciones SA	430	6,201
Harleysville National Corp.	8,490	Urstadt Biddle Properties, Inc.	6,188
First Financial Corp.	180	8,456	SCBT Financial Corp.	160	6,016
South Financial Group, Inc.	8,429	WSFS Financial Corp.	100	6,000
Provident New York Bancorp	8,329	Capital City Bank Group, Inc.	5,957
Forestar Real Estate Group, Inc.*	8,260	Flushing Financial Corp.	340	5,950
Community Trust Bancorp, Inc.	8,256	Suffolk Bancorp	150	5,912

640

270

350

1,050

600

220

470

1,300

1,890

240

450

360

810

200

4,530

120

360

880

240

260

890

130

438

520

620

440

220

1,180

640

500

330

1,150

630

190

560

240

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	65

September 30, 2008
Castlepoint Holdings Ltd.	530	$5,899	BankFinancial Corp.	310	$4,551
Dollar Financial Corp.*	380	5,848	Republic Bancorp, Inc.	150	4,548
LandAmerica Financial Group, Inc.	5,820	Tompkins Financial Corp.	90	4,545
Bancfirst Corp.	120	5,800	Ocwen Financial Corp.*	560	4,508
MVC Capital, Inc.	380	5,795	Capitol Bancorp, Ltd.	230	4,483
Sandy Spring Bancorp, Inc.	5,746	PMA Capital Corp.*	500	4,410
Calamos Asset Management,	Peapack Gladstone Financial Corp.	4,355
Inc. — Class A	320	5,734	CNA Surety Corp.*	260	4,342
MainSource Financial Group, Inc.	5,684	SeaBright Insurance Holdings, Inc.*	4,290
Hersha Hospitality Trust	760	5,654	Camden National Corp.	120	4,194
1st Source Corp.	240	5,640	Hatteras Financial Corp.	180	4,176
Dime Community Bancshares	5,631	Lakeland Financial Corp.	190	4,172
CapLease, Inc.	710	5,630	United Financial Bancorp, Inc.	4,158
Ramco-Gershenson Properties	United America Indemnity Ltd. —
Trust	250	5,605	Class A*	290	4,127
FBL Financial Group, Inc. —	Arrow Financial Corp.	140	4,117
Class A	200	5,578	Old Second Bancorp, Inc.	220	4,074
American Physicians Capital, Inc.	5,503	Southwest Bancorp, Inc.	230	4,064
Amerisafe, Inc.*	300	5,460	Sterling Bancorp	280	4,049
Berkshire Hills Bancorp, Inc.	5,440	Nara Bancorp, Inc.	360	4,032
Home Bancshares, Inc.	210	5,433	Capital Trust, Inc. — Class A	4,030
Bank of the Ozarks, Inc.	200	5,400	Nelnet, Inc. — Class A	280	3,976
Friedman Billings Ramsey Group,	MarketAxess Holdings, Inc.*	3,954
Inc. — Class A*	2,697	5,394	Abington Bancorp, Inc.	390	3,947
RAIT Financial Trust	980	5,380	First Bancorp	230	3,933
Prospect Capital Corp.	420	5,380	Consolidated-Tomoka Land Co.	3,887
Presidential Life Corp.	340	5,369	Thomas Properties Group, Inc.	3,838
Compass Diversified Trust	379	5,283	Enterprise Financial Services Corp.	3,835
Newcastle Investment Corp.	5,271	Westwood Holdings Group, Inc.	3,792
Heartland Financial USA, Inc.	5,263	The PMI Group, Inc.	1,280	3,776
First Community Bancshares, Inc.	5,253	Northfield Bancorp, Inc.*	310	3,754
Sun Communities, Inc.	260	5,151	Penson Worldwide Co., Inc.*	3,745
Westfield Financial, Inc.	500	5,150	Lakeland Bancorp, Inc.	320	3,741
Columbia Banking Systems, Inc.	5,142	ESSA Bancorp, Inc.	269	3,739
Guaranty Bancorp*	830	5,063	Darwin Professional Underwriters,
Provident Bankshares Corp.	5,049	Inc.*	120	3,733
Hercules Technology Growth Capital,	First Financial Northwest, Inc.	3,715
Inc.	520	5,044	West Coast Bancorp	250	3,665
Union Bankshares Corp.	210	5,040	BancTrust Financial Group, Inc.	3,660
Gladstone Capital Corp.	330	5,029	Wilshire Bancorp, Inc.	300	3,651
Advanta Corp.	610	5,020	LaBranche & Co., Inc.*	810	3,645
Education Realty Trust, Inc.	4,986	West Bancorporation, Inc.	279	3,635
NGP Capital Resources Co.	4,954	Smithtown Bancorp, Inc.	160	3,600
Green Bankshares, Inc.	210	4,937	CoBiz Financial, Inc.	299	3,591
Flagstone Reinsurance Holdings	4,930	Maguire Properties, Inc.	600	3,576
GFI Group, Inc.	1,040	4,898	Danvers Bancorp, Inc.	279	3,557
Citizens, Inc.*	590	4,850	Oritani Financial Corp.*	210	3,539
Southside Bancshares, Inc.	4,788	Kite Realty Group Trust	320	3,520
Washington Trust Bancorp, Inc.	4,788	Peoples Bancorp, Inc.	160	3,483
TradeStation Group, Inc.*	510	4,769	First Place Financial Corp.	269	3,457
Triko Bancshares	220	4,737	Donegal Group, Inc. — Class A	3,445
First Financial Holdings, Inc.	4,712	City Bank	220	3,432
Citizens Banking Corp.	1,520	4,682	Agree Realty Corp.	120	3,432
Western Alliance Bancorp, Inc.*	4,638	Winthrop Realty Trust	880	3,432
First Cash Financial Services, Inc.*	4,635	Kearny Financial Corp.	280	3,427

240

260

130

290

330

370

280

130

170

260

490

90

380

170

830

80

210

140

270

290

520

360

279

450

340

480

190

180

190

180

300

309

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

66	|	See Notes to Financial Statements.

September 30, 2008
State Bancorp, Inc.	230	$3,427	Premierwest Bancorp	310	$2,502
Financial Institutions, Inc.	170	3,402	Pacific Continental Corp.	170	2,489
Amtrust Financial Services, Inc.	3,398	Seacoast Banking Corporation of
Maiden Holdings Ltd.	780	3,393	Florida	230	2,468
Shore Bancshares, Inc.	130	3,341	PennantPark Investment Corp.	2,445
Baldwind & Lyons, Inc. — Class B	3,332	Flagstar Bancorp, Inc.	820	2,444
Chimera Investment Corp.	3,291	Heritage Commerce Corp.	2,435
First Mercury Financial Corp.*	3,278	Corus Bankshares, Inc.	599	2,426
Life Partners Holdings, Inc.	90	3,237	Monmouth Real Estate Investment
Kansas City Life Insurance Co.	3,220	Corp. — Class A	310	2,415
Ameris Bancorp	210	3,119	Care Investment Trust, Inc.	2,411
MCG Capital Corp.	1,190	3,118	BlackRock Kelso Capital Corp.	2,410
Sun Bancorp, Inc.*	230	3,117	Medallion Financial Corp.	230	2,408
Cascade Bancorp.	349	3,103	Gladstone Investment Corp.	2,408
NewStar Financial, Inc.*	380	3,074	National Interstate Corp.	100	2,403
Quanta Capital Holdings Ltd.	3,064	Bryn Mawr Bank Corp.	109	2,396
Cardinal Financial Corp.	379	3,062	Pennsylvania Commerce Bancorp,
Yadkin Valley Financial Corp.	3,053	Inc.*	80	2,385
Cogdell Spencer, Inc.	190	3,048	Guaranty Financial Group, Inc.*	2,331
Ladenburg Thalmann Financial	Kohlberg Capital Corp.	270	2,319
Services, Inc.*	1,690	3,042	One Liberty Properties, Inc.	2,297
Mission West Properties	310	3,019	BGC Partners, Inc. - Class A	2,274
Citizens & Northern Corp.	140	3,017	First South Bancorp, Inc.	130	2,245
Encore Capital Group, Inc.*	3,014	Rockville Financial, Inc.	140	2,205
Associated Estates Realty Corp.	2,997	Arbor Realty Trust, Inc.	220	2,200
Hanmi Financial Corp.	590	2,980	Anchor BanCorp Wisconsin, Inc.	2,198
ViewPoint Financial Group	2,975	United Security Bancshares	2,127
Amcore Financial, Inc.	320	2,960	Patriot Capital Funding, Inc.	2,102
DuPont Fabros Technology, Inc.	2,898	United Community Financial Corp.	2,100
Evercore Partners, Inc. — Class A	2,859	Roma Financial Corp.	140	2,065
FBR Capital Markets Corp.*	2,845	Resource Capital Corp.	340	2,060
American Capital Agency Corp.	2,771	Clifton Savings Bancorp, Inc.	2,038
Stratus Properties, Inc.*	100	2,752	US Global Investors, Inc. —
First Bancorp, Inc.	139	2,724	Class A	200	2,010
First Marblehead Corp.	1,090	2,714	JER Investors Trust, Inc.	415	2,000
Kayne Anderson Energy	Advance America Cash Advance
Development Co.	160	2,709	Centers, Inc.	660	1,973
Farmers Capital Bank Corp.	2,702	Encore Bancshares, Inc.*	100	1,800
Diamond Hill Investment Group,	Epoch Holding Corp.	170	1,794
Inc.*	30	2,698	NYMAGIC, Inc.	70	1,768
Anthracite Capital, Inc.	502	2,691	Meridian Interstate Bancorp, Inc.*	1,736
Sanders Morris Harris Group Inc.	2,682	FirstFed Financial Corp.*†	220	1,725
Centerstate Banks of Florida, Inc.	2,681	Gramercy Capital Corp.	660	1,709
Banner Corp.	220	2,642	International Assets Holding Corp.*	1,688
Integra Bank Corp.	330	2,633	NASB Financial, Inc.	50	1,625
EMC Insurance Group, Inc.	89	2,624	Fifth Street Finance Corp.	160	1,608
Harris & Harris Group, Inc.*	2,616	Credit Acceptance Corp.*	90	1,530
Thomas Weisel Partners Group,	Resource America, Inc. — Class A	1,520
Inc.*	310	2,613	Cardtronics, Inc.*	190	1,493
Ames National Corp.	100	2,595	Grubb & Ellis Co.	550	1,485
American Safety Insurance	Midwest Banc Holdings, Inc.	1,400
Holdings Ltd.*	170	2,569	AmCOMP, Inc.*	110	1,276
Oceanfirst Financial Corp.	140	2,537	Home Federal Bancorp, Inc.	1,275
Asset Acceptance Capital Corp.*	2,530	Fox Chase Bancorp, Inc.*	100	1,170
Sierra Bancorp	120	2,503	Independence Holding Co.	1,155

250

330

139

530

160

230

70

210

209

350

1,110

180

590

130

530

220

230

299

170

130

330

190

420

159

439

160

170

100

170

310

150

70

410

160

350

100

240

100

MARKET	MARKET
Total Financials
INFORMATION TECHNOLOGY 8.2%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	67

September 30, 2008
Broadpoint Securities Group, Inc.*	$1,099	Cybersource Corp.*	1,089	$17,544
Waterstone Financial, Inc.*	1,075	ADTRAN, Inc.	890	17,346
Downey Financial Corp.	370	1,036	Plantronics, Inc.	770	17,340
Doral Financial Corp.*	90	983	InterDigital, Inc.*	720	17,316
CompuCredit Corp.*	250	980	Progress Software Corp.*	660	17,153
W Holding Co., Inc.	1,800	972	j2 Global Communications, Inc.*	16,345
Primus Guaranty Ltd.*	370	969	Mentor Graphics Corp.*	1,429	16,219
Ampal American Israel — Class A*	958	Synaptics, Inc.*	535	16,168
Pzena Investment Management,	Websense, Inc.*	710	15,868
Inc. — Class A	100	948	Net 1 UEPS Technologies, Inc.*	15,854
First Acceptance Corp.*	270	918	L-1 Identity Solutions, Inc.*	15,738
Santander BanCorp	80	864	MKS Instruments, Inc.*	790	15,729
Meruelo Maddux Properties, Inc.*	830	SRA International, Inc. — Class A*	15,162
Hallmark Financial Services, Inc.*	818	Benchmark Electronics, Inc.*	15,066
Brooklyn Federal Bancorp, Inc.	740	MPS Group, Inc.*	1,490	15,019
Federal Agricultural Mortgage	Arris Group, Inc.*	1,940	14,996
Corp.	149	611	3Com Corp.*	6,370	14,842
FX Real Estate and Entertainment,	EarthLink, Inc.*	1,730	14,705
Inc.*	160	166	Avocent Corp.*	710	14,527
Quest Software, Inc.*	1,140	14,467
Tekelec*	1,030	14,410
Rofin-Sinar Technologies, Inc.*	14,387
Emulex Corp.*	1,329	14,180
Infinera Corp.*	1,470	14,053
ValueClick, Inc.*	1,370	14,015
FEI Co.*	580	13,810
Semtech Corp.*	980	13,681
Formfactor, Inc.*	769	13,396
Cognex Corp.	660	13,306
Coherent, Inc.*	370	13,153
Blackbaud, Inc.	710	13,099
Lawson Software, Inc.*	1,870	13,090
Plexus Corp.*	630	13,041
THQ, Inc.*	1,050	12,642
Harmonic, Inc.*	1,490	12,590
Tessera Technologies, Inc.*	12,418
Euronet Worldwide, Inc.*	740	12,380
Imation Corp.	542	12,244
Acxiom Corp.	970	12,164
Cymer, Inc.*	480	12,158
RF Micro Devices, Inc.*	4,160	12,147
Scansource, Inc.*	420	12,092
Cabot Microelectronics Corp.*	11,870
Checkpoint Systems, Inc.*	630	11,857
Quality Systems, Inc.	280	11,833
MTS Systems Corp.	280	11,788
TiVo, Inc.*	1,610	11,785
Sanmina-SCI Corp.*	8,390	11,746
Electronics for Imaging, Inc.*	11,687
Data Domain, Inc.*	520	11,580
Power Integrations, Inc.*	480	11,568
Avid Technology, Inc.*	480	11,549
United Online, Inc.	1,220	11,480
SYKES Enterprises, Inc.*	520	11,419
Wind River Systems, Inc.*	11,400

3,540,114
Foundry Networks, Inc.*	2,300	41,883
Sybase, Inc.*	1,250	38,275
Micros Systems, Inc.*	1,290	34,391
Parametric Technology Corp.*	33,488
Polycom, Inc.*	1,380	31,919
Microsemi Corp.*	1,240	31,595
Anixter International, Inc.*	470	27,970
CACI International, Inc. — Class A*	27,805
Concur Technologies, Inc.*	26,017
PMC - Sierra, Inc.*	3,460	25,673
Jack Henry & Associates, Inc.	23,989
Perot Systems Corp. — Class A*	23,769
Solera Holdings, Inc.*	820	23,550
VistaPrint Ltd.*	700	22,988
Atheros Communications, Inc.*	22,165
TIBCO Software, Inc.*	2,950	21,594
Skyworks Solutions, Inc.*	21,569
Gartner, Inc. — Class A*	940	21,319
Wright Express Corp.*	703	20,985
Fair Isaac Corp.	887	20,445
Macrovision Solutions Corp.*	19,994
Take-Two Interactive Software, Inc.	19,844
Blackboard, Inc.*	490	19,742
Digital River, Inc.*	590	19,116
Ariba, Inc.*	1,350	19,075
Intermec, Inc.*	970	19,051
Mantech International Corp. —
Class A*	320	18,973
Comtech Telecommunications
Corp.*	380	18,711
Informatica Corp.*	1,400	18,186
Omniture, Inc.*	990	18,176
VeriFone Holdings, Inc.*	1,080	17,863

379

110

700

310

710

1,030

680

670

90

1,070

50

470

760

370

839

1,140

1,820

555

680

1,180

1,370

940

2,580

1,300

1,210

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

68	|	See Notes to Financial Statements.

September 30, 2008
DealerTrack Holdings, Inc.*	$11,283	RealNetworks, Inc.*	1,430	$7,264
Riverbed Technology, Inc.*	11,143	Art Technology Group, Inc.*	7,146
Amkor Technology, Inc.*	1,720	10,956	Monolithic Power Systems, Inc.*	7,122
Triquint Semiconductor, Inc.*	10,878	Advanced Energy Industries, Inc.*	7,114
MAXIMUS, Inc.	290	10,684	Ness Technologies, Inc.*	620	7,111
Ultimate Software Group, Inc.*	10,530	Micrel, Inc.	780	7,075
Hittite Microwave Corp.*	310	10,416	CTS Corp.	530	6,773
Rogers Corp.*	280	10,354	Cavium Networks, Inc.*	480	6,758
Sapient Corp.*	1,390	10,328	Zoran Corp.*	820	6,691
Interwoven, Inc.*	720	10,166	TTM Technologies, Inc.*	670	6,646
Littelfuse, Inc.*	340	10,108	Cogent, Inc.*	650	6,643
Palm, Inc.	1,690	10,089	Netezza Corp.*	620	6,578
Heartland Payment Systems, Inc.	9,968	SI International, Inc.*	210	6,310
Insight Enterprises, Inc.*	740	9,923	Finisar Corp.*	6,240	6,302
Sycamore Networks, Inc.*	9,755	Adaptec, Inc.*	1,910	6,265
CSG Systems International, Inc.*	9,641	China Security & Surveillance
Black Box Corp.	279	9,634	Technology, Inc.*	450	6,246
Technitrol, Inc.	650	9,613	JDA Software Group, Inc.*	6,236
ACI Worldwide, Inc.*	540	9,461	Silicon Image, Inc.*	1,160	6,194
ViaSat, Inc.*	400	9,432	Newport Corp.*	570	6,145
Sonus Networks, Inc.*	3,220	9,274	Electro Scientific Industries, Inc.*	6,115
OmniVision Technologies, Inc.*	9,242	Applied Micro Circuits Corp.*	6,100
ATMI, Inc.*	510	9,170	Starent Networks Corp.*	470	6,082
Advent Software, Inc.*	260	9,160	SYNNEX Corp.*	270	6,032
Tyler Technologies, Inc.*	600	9,102	Sigma Designs, Inc.*	420	5,972
Mastec, Inc.*	680	9,037	Ciber, Inc.*	850	5,941
Standard Microsystems Corp.*	8,993	Utstarcom, Inc.*	1,750	5,897
Manhattan Associates, Inc.*	8,713	OSI SYSTEMS INC*	250	5,877
Entegris, Inc.*	1,800	8,712	InfoSpace, Inc.	540	5,859
Daktronics, Inc.	520	8,663	IPG Photonics Corp.*	300	5,853
Vocus, Inc.*	250	8,490	Terremark Worldwide, Inc.*	5,771
Diodes, Inc.*	460	8,487	Stratasys, Inc.*	330	5,765
Netgear, Inc.*	560	8,400	Emcore Corp.*	1,160	5,730
Brooks Automation, Inc.*	999	8,352	Cohu, Inc.	360	5,695
MicroStrategy, Inc. — Class A*	8,334	Brightpoint, Inc.*	790	5,688
Powerwave Technologies, Inc.*	8,237	Cirrus Logic, Inc.*	1,030	5,613
SPSS, Inc.*	280	8,221	Integral Systems, Inc.*	270	5,608
Dycom Industries, Inc.*	630	8,203	EMS Technologies, Inc.*	250	5,577
Commvault Systems, Inc.*	680	8,194	RightNow Technologies, Inc.*	5,531
Netlogic Microsystems, Inc.*	8,165	Constant Contact, Inc.*	320	5,462
Taleo Corp.*	410	8,155	Bel Fuse, Inc. — Class B	190	5,409
MercadoLibre, Inc.*	400	8,140	Methode Electronics, Inc. —
SAVVIS, Inc.*	590	7,930	Class A	600	5,364
Bankrate, Inc.*	200	7,782	Faro Technologies, Inc.*	260	5,296
DTS, Inc. — Class A*	279	7,765	Symyx Technologies, Inc.*	530	5,252
Park Electrochemical Corp.	7,757	Volterra Semiconductor Corp.*	5,092
EPIQ Systems, Inc.*	560	7,616	Supertex, Inc.*	180	5,069
MSC.Software Corp.*	710	7,597	AsiaInfo Holdings, Inc.*	550	5,049
TNS, Inc.*	390	7,554	Universal Display Corp.*	460	5,042
Epicor Software Corp.*	940	7,417	Netscout Systems, Inc.*	470	5,001
Veeco Instruments, Inc.*	500	7,405	Actel Corp.*	399	4,980
ModusLink Global Solutions, Inc.*	7,400	Internet Capital Group, Inc.*	4,947
Blue Coat Systems, Inc.*	520	7,379	Ixia*	670	4,938
Greenfield Online, Inc.*	420	7,308	comScore, Inc.*	280	4,936
Forrester Research, Inc.*	249	7,301	Syntel, Inc.	200	4,900

670

890

2,030

410

2,271

520

390

390

3,020

550

410

430

810

1,020

360

390

840

140

2,080

440

270

320

400

770

610

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	69

September 30, 2008
Neutral Tandem, Inc.*	260	$4,820	Perficient, Inc.*	510	$3,386
S1 Corp.*	780	4,774	Gerber Scientific, Inc.*	370	3,382
Seachange International, Inc.*	4,733	i2 Technologies, Inc.*	250	3,372
Extreme Networks, Inc.*	1,400	4,718	Eagle Test Systems, Inc.*	220	3,368
Echelon Corp.*	469	4,634	Actuate Corp.*	960	3,360
Rackable Systems, Inc.*	470	4,611	Advanced Analogic Technologies,
Secure Computing Corp.*	840	4,603	Inc.*	720	3,348
LoopNet, Inc.*	460	4,522	Synchronoss Technologies, Inc.*	3,293
Exar Corp.*	590	4,519	FalconStor Software, Inc.*	600	3,216
Ultratech, Inc.*	370	4,477	Mercury Computer Systems, Inc.*	3,204
SonicWALL, Inc.*	840	4,402	Global Cash Access Holdings, Inc.*	3,188
Vasco Data Security International*	4,351	Super Micro Computer, Inc.*	3,154
NIC, Inc.	630	4,347	Spansion, Inc.*	2,020	3,131
Move, Inc.*	2,030	4,304	Harris Stratex Networks, Inc. —
Silicon Storage Technology, Inc.*	4,303	Class A*	400	3,124
Photon Dynamics, Inc.*	280	4,298	Transmeta Corp.*	190	3,080
Hutchinson Technology, Inc.*	4,285	iGate Corp.*	350	3,035
Aruba Networks, Inc.*	830	4,258	Novatel Wireless, Inc.*	500	3,030
Vignette Corp.*	390	4,189	Zygo Corp., Inc.*	240	3,019
Digi International, Inc.*	410	4,182	Radisys Corp.*	350	3,010
SuccessFactors, Inc.*	380	4,142	Pegasystems, Inc.	230	2,969
Hughes Communications, Inc.*	4,037	Semitool, Inc.*	360	2,945
Rudolph Technologies, Inc.*	4,022	Keynote Systems, Inc.*	220	2,915
Measurement Specialties, Inc.*	4,011	DSP Group, Inc.*	380	2,907
Switch & Data Facilities Co., Inc.*	3,984	MRV Communications, Inc.*	2,902
Oplink Communications, Inc.*	3,983	NCI, Inc.*	100	2,848
Cass Information Systems, Inc.	3,943	Ebix, Inc.*	30	2,819
Marchex, Inc.	380	3,910	Magma Design Automation, Inc.*	2,814
ShoreTel, Inc.*	680	3,903	Globecomm Systems, Inc.*	2,797
Maxwell Technologies, Inc.*	3,869	PC-Tel, Inc.	300	2,796
Hypercom Corp.*	970	3,861	Immersion Corp.*	480	2,794
Kulicke & Soffa Industries, Inc.*	3,833	DemandTec, Inc.*	309	2,784
Radiant Systems, Inc.*	440	3,824	Internap Network Services Corp.*	2,784
STEC, Inc.*	490	3,773	Anadigics, Inc.*	990	2,782
The Knot, Inc.*	450	3,757	DivX, Inc.*	429	2,776
Lattice Semiconductor Corp.*	3,749	3PAR, Inc.*	430	2,774
Mattson Technology, Inc.*	780	3,689	Axcelis Technologies, Inc.*	2,754
BearingPoint, Inc.*	3,440	3,681	Compellent Technologies, Inc.*	2,728
Pericom Semiconductor Corp.*	3,675	Gevity HR, Inc.	370	2,694
TeleCommunication Systems,	Cray, Inc.*	520	2,694
Inc. — Class A*	530	3,662	Double-Take Software, Inc.*	2,687
Bottomline Technologies, Inc.*	3,640	Monotype Imaging Holdings, Inc.*	2,671
Agilysys, Inc.	360	3,632	Loral Space & Communications,
Symmetricom, Inc.*	730	3,628	Inc.*	180	2,659
Intevac, Inc.*	340	3,618	Ceva, Inc.*	320	2,656
Parkervision, Inc.*	360	3,600	Rackspace Hosting*	270	2,638
Online Resources Corp.*	460	3,574	Opnet Technologies, Inc.*	210	2,558
Hackett Group, Inc.*	650	3,536	Liquidity Services Inc.*	230	2,496
IXYS Corp.	380	3,454	Presstek, Inc.*	440	2,482
LTX-Credence Corp.*	1,980	3,445	Orbcomm, Inc.*	500	2,465
infoGROUP, Inc.	520	3,437	Acme Packet, Inc.*	430	2,464
Phoenix Technologies, Ltd.*	3,436	MIPS Technology, Inc.*	700	2,457
Quantum Corp.*	3,250	3,412	Internet Brands, Inc. — Class A*	2,440
Smith Micro Software, Inc.*	3,408	Chordiant Software, Inc.*	470	2,411
Kopin Corp.*	1,090	3,401	Safeguard Scientifics, Inc.*	2,400

490

350

360

630

420

350

1,320

370

110

480

230

320

2,480

330

110

700

320

290

850

800

1,820

1,620

220

350

270

350

240

430

350

480

1,920

MARKET	MARKET
Total Information Technology
INDUSTRIALS 7.8%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

70	|	See Notes to Financial Statements.

September 30, 2008
Website Pros, Inc.*	440	$2,376	Guidance Software, Inc.*	150	$704
Anaren, Inc.*	230	2,335	Nextwave Wireless, Inc.*	770	462
Sourcefire, Inc.*	320	2,333	Midway Games, Inc.*	180	427
Microtune, Inc.*	860	2,305	Elixir Gaming Technologies, Inc.*	353
Trident Microsystems, Inc.*	2,304	Entropic Communications, Inc.*	212
Techwell, Inc.*	240	2,263
PLX Technology, Inc.*	440	2,253
Airvana, Inc.*	379	2,232
SupportSoft, Inc.*	730	2,190
Cogo Group, Inc.*	410	2,161
CPI International, Inc.*	149	2,158
Smart Modular Technologies
WWH, Inc.*	700	2,100
Rimage Corp.*	150	2,094
Entrust, Inc.*	970	2,086
Multi-Fineline Electronix, Inc.*	2,071
Interactive Intelligence, Inc.*	1,984
NetSuite, Inc.*	110	1,982
NVE Corp.*	70	1,982
American Software, Inc. — Class A	1,962
Renaissance Learning, Inc.	150	1,949
OpenTV Corp.*	1,370	1,932
ExlService Holdings, Inc.*	220	1,932
BigBand Networks, Inc.*	520	1,919
Callidus Software, Inc.*	480	1,901
Asyst Technologies, Inc.*	789	1,894
PROS Holdings, Inc.*	200	1,878
KEMET Corp.*	1,330	1,809
Bookham, Inc.*	1,589	1,796
Dice Holdings, Inc.*	250	1,775
TheStreet.com, Inc.	290	1,737
Unica Corp.*	220	1,725
Isilon Systems, Inc.*	390	1,720
ICx Technologies, Inc.*	220	1,696
China Information Security
Technology, Inc.*	360	1,692
Comverge, Inc.*	340	1,564
Ultra Clean Holdings*	310	1,562
Sonic Solutions, Inc.*	350	1,540
TechTarget, Inc.*	220	1,540
Rubicon Technology, Inc.*	210	1,516
SiRF Technology Holdings, Inc.*	1,430
QAD, Inc.	200	1,384
Opnext, Inc.*	300	1,377
Photronics, Inc.*	660	1,241
Deltek, Inc.*	200	1,216
PC Mall, Inc.*	170	1,161
Limelight Networks Inc.*	460	1,150
HSW International, Inc.*	440	1,144
PC Connection, Inc.*	150	1,004
Avanex Corp.*	209	978
Virtusa Corp.*	140	911
AuthenTec, Inc.*	400	860
ArcSight, Inc.*	110	839
Bidz.com, Inc.*	89	771

2,772,812
Waste Connections, Inc.*	41,469
Energy Conversion Devices, Inc.*	41,357
Wabtec Corp.	760	38,935
Watson Wyatt & Co. Holdings	33,319
Woodward Governor Co.	930	32,801
Curtiss-Wright Corp.	710	32,269
Teledyne Technologies, Inc.*	32,010
Clarcor, Inc.	800	30,360
Moog, Inc. — Class A*	670	28,730
GrafTech International Ltd.*	28,558
EMCOR Group, Inc.*	1,070	28,162
Brady Corp. — Class A	789	27,836
Acuity Brands, Inc.	640	26,726
Nordson Corp.	530	26,028
Belden, Inc.	795	25,273
Hexcel Corp.*	1,752	23,985
Tetra Tech, Inc.*	930	22,376
Actuant Corp. — Class A	880	22,211
Orbital Sciences Corp.*	920	22,052
HUB Group, Inc. — Class A*	21,837
Herman Miller, Inc.	890	21,778
IKON Office Solutions, Inc.	21,773
Regal-Beloit Corp.	510	21,685
Baldor Electric Co.	730	21,031
Clean Harbors, Inc.*	309	20,873
Perini Corp.*	800	20,632
Kaydon Corp.	440	19,826
ESCO Technologies, Inc.*	410	19,750
Huron Consulting Group, Inc.*	18,803
Mine Safety Appliances Co.	18,679
Granite Construction, Inc.	520	18,626
Watsco, Inc.	370	18,604
Esterline Technologies Corp.*	18,211
TransDigm Group, Inc.*	530	18,142
Applied Industrial Technologies, Inc.	18,043
Genesee & Wyoming, Inc. —
Class A*	480	18,010
HNI Corp.	700	17,738
United Stationers, Inc.*	370	17,697
Knight Transportation, Inc.	17,598
UAL Corp.	1,990	17,492
Geo Group, Inc.*	810	16,370
Mueller Water Products, Inc. —
Class A	1,820	16,344
Resources Connection, Inc.*	16,222
Franklin Electric Co., Inc.	360	16,038
Simpson Manufacturing Co., Inc.	15,983

1,070

960

150

140

220

360

960

1,209

710

670

560

1,890

580

1,280

330

490

460

670

1,037

720

590

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	71

September 30, 2008
American Superconductor Corp.*	$15,556	Ameron International Corp.	$10,031
Ceradyne, Inc.*	420	15,397	American Reprographics Co.*	10,005
Barnes Group, Inc.	760	15,367	NCI Building Systems, Inc.*	9,842
Navigant Consulting, Inc.*	760	15,116	Raven Industries, Inc.	250	9,837
II-VI, Inc.*	390	15,077	Comfort Systems USA, Inc.	9,686
ABM Industries, Inc.	690	15,070	Interface, Inc. — Class A	840	9,551
SkyWest, Inc.	920	14,702	Viad Corp.	330	9,501
Middleby Corp.*	269	14,609	School Specialty, Inc.*	299	9,326
Werner Enterprises, Inc.	670	14,546	Universal Forest Products, Inc.	9,077
CoStar Group, Inc.*	310	14,071	Pacer International, Inc.	550	9,058
Lindsay Manufacturing Co.	13,822	Quanex Building Products Corp.	8,992
Heartland Express, Inc.	880	13,658	Astec Industries, Inc.*	290	8,941
Robbins & Myers, Inc.	440	13,609	Tennant Co.	260	8,908
Mueller Industries, Inc.	590	13,576	Gorman-Rupp Co.	230	8,676
JetBlue Airways Corp.*	2,740	13,563	RSC Holdings, Inc.*	750	8,520
Alaska Air Group, Inc.*	658	13,417	NACCO Industries, Inc. — Class A	8,507
Korn/Ferry International, Inc.*	13,009	EnerSys*	430	8,475
Chart Industries, Inc.*	450	12,852	Atlas Air Worldwide Holdings Co.,
Albany International Corp. —	Inc.*	210	8,465
Class A	470	12,845	American Science & Engineering,
Genco Shipping & Trading Ltd.	12,631	Inc.	140	8,362
Briggs & Stratton Corp.	780	12,620	Interline Brands, Inc.*	510	8,267
Watts Industries, Inc. — Class A	12,581	Axsys Technologies, Inc.*	139	8,193
Seaboard Corp.	10	12,570	Advisory Board Co.*	270	8,143
A.O. Smith Corp.	320	12,541	Heidrick & Struggles International,
Evergreen Solar, Inc.*	2,270	12,530	Inc.	270	8,140
Rollins, Inc.	660	12,527	AZZ, Inc.*	190	7,860
Forward Air Corp.	460	12,526	Gibraltar Industries, Inc.	420	7,858
Old Dominion Freight Line, Inc.*	12,470	Kelly Services, Inc. — Class A	7,811
Healthcare Services Group	12,437	Allegiant Travel Co.*	220	7,770
Arkansas Best Corp.	360	12,128	Teletech Holdings, Inc.*	620	7,713
EnPro Industries, Inc.*	320	11,891	Exponent, Inc.*	230	7,611
Triumph Group, Inc.	260	11,885	M&F Worldwide Corp.*	180	7,200
Circor International, Inc.	270	11,726	American Ecology Corp.	260	7,194
Deluxe Corp.	810	11,656	Taser International, Inc.*	990	7,079
Knoll, Inc.	770	11,642	Columbus McKinnon Corp. —
Titan International, Inc.	540	11,513	Class A*	300	7,071
Heico Corp.	350	11,487	CBIZ, Inc.*	820	6,929
RBC Bearings, Inc.*	340	11,455	Furmanite Corp.*	670	6,928
PHH Corp.*	860	11,429	Apogee Enterprises, Inc.	460	6,914
Kaman Corp. — Class A	400	11,392	Rush Enterprises, Inc. — Class A*	6,784
TrueBlue, Inc.*	700	11,312	Tredegar Corp.	380	6,760
Beacon Roofing Supply, Inc.*	10,934	Blount International, Inc.*	600	6,678
US Airways Group, Inc.*	1,800	10,854	Insituform Technologies, Inc. —
Badger Meter, Inc.	230	10,798	Class A*	440	6,582
YRC Worldwide, Inc.*	900	10,764	DynCorp International, Inc. —
Administaff, Inc.	393	10,697	Class A*	390	6,536
Mcgrath Rentcorp	370	10,663	FuelCell Energy, Inc.*	1,080	6,512
Mobile Mini, Inc.*	550	10,631	Tecumseh Products Co. — Class A*	6,510
Layne Christensen Co.*	300	10,629	ACCO Brands Corp.*	860	6,484
Team, Inc.*	290	10,475	Ennis Inc.	410	6,339
Federal Signal Corp.	760	10,412	Amerco, Inc.*	150	6,290
Eagle Bulk Shipping Inc.	740	10,316	Griffon Corp.*	690	6,224
G & K Services, Inc. — Class A	10,245	Altra Holdings, Inc.*	420	6,199
AAR Corp.*	610	10,120	GeoEye, Inc.*	279	6,174

660

140

580

310

725

260

190

590

90

730

380

460

440

410

680

530

700

260

310

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

72	|	See Notes to Financial Statements.

September 30, 2008
Cubic Corp.	250	$6,148	Multi-Color Corp.	170	$4,061
Cascade Corp.	140	6,133	Ducommun, Inc.	170	4,060
Northwest Pipe Co.*	140	6,107	Celadon Group, Inc.*	350	4,015
Gencorp, Inc.*	900	6,066	3D Systems Corp.*	280	3,990
American Commercial Lines, Inc.*	5,958	Pike Electric Corp.*	270	3,977
Hawaiian Holdings, Inc.*	630	5,846	Great Lakes Dredge & Dock Corp.
Cenveo, Inc.*	760	5,844	Co.	630	3,975
Kenexa Corp. — Class A*	360	5,684	AAON, Inc.	210	3,820
Colfax Corp.*	340	5,681	American Woodmark Corp.	3,817
Cornell Companies, Inc.*	207	5,626	Insteel Industries, Inc.	280	3,805
Republic Airways Holdings, Inc.*	5,605	Aceto Corp.	390	3,740
Freightcar America, Inc.	190	5,561	Schawk, Inc.	240	3,629
Standex International Corp.	5,550	Herley Industries, Inc.*	210	3,591
Innerworkings, Inc.*	500	5,545	Duff & Phelps Corp. — Class A*	3,575
Fuel Tech, Inc.*	299	5,409	Orion Marine Group, Inc.*	3,567
Kimball International, Inc. — Class B	5,400	Teekay Tankers Ltd.	210	3,555
Polypore International, Inc.*	5,378	PeopleSupport, Inc.*	300	3,507
Wabash National Corp.	565	5,339	Met-Pro Corp.	240	3,502
Encore Wire Corp.	290	5,252	Thermadyne Holdings Corp.*	3,501
GT Solar International, Inc.*	5,208	Applied Signal Technology, Inc.	3,476
EnergySolutions, Inc.	520	5,200	Odyssey Marine Exploration, Inc.*	3,450
LB Foster Co. — Class A*	170	5,171	Ampco-Pittsburgh Corp.	130	3,367
Stanley, Inc.*	140	5,167	Courier Corp.	160	3,258
K-Tron International, Inc.*	40	5,153	LECG Corp.*	400	3,228
Hill International, Inc.*	370	5,125	NN, Inc.	250	3,213
Aerovironment, Inc.*	160	5,112	DXP Enterprises, Inc.*	60	3,199
Greenbrier Companies, Inc.	5,073	Standard Parking Corp.*	140	3,111
Kadant, Inc.*	220	5,009	Arlington Tankers Ltd.	200	3,076
Argon ST, Inc.*	210	4,933	Ultrapetrol Bahamas Ltd.*	390	3,062
Kforce, Inc.*	480	4,901	Flow International Corp.*	590	2,997
Powell Industries, Inc.*	120	4,897	Capstone Turbine Corp.*	2,967
Consolidated Graphics, Inc.*	4,853	Hurco Companies, Inc.*	100	2,957
Bowne & Co., Inc.	420	4,851	Sterling Construction Co., Inc.*	2,916
Houston Wire & Cable Co.	4,808	PMFG, Inc.*	200	2,898
TAL International Group, Inc.	4,789	Force Protection, Inc.*	1,080	2,894
Gehl Co.*	160	4,709	LaBarge, Inc.*	190	2,861
Sun Hydraulics Corp.	180	4,687	Waste Services Inc.*	380	2,816
Marten Transport Ltd.*	240	4,682	LMI Aerospace, Inc.*	140	2,815
CRA International, Inc.*	170	4,672	Saia, Inc.*	210	2,789
CDI Corp.	209	4,667	Hudson Highland Group, Inc.*	2,780
Ladish Co., Inc.*	230	4,658	Valence Technology, Inc.*	800	2,760
Dynamic Materials Corp.	200	4,642	Vicor Corp.	310	2,753
Horizon Lines, Inc. — Class A	4,639	H&E Equipment Services, Inc.*	2,512
Electro Rent Corp.	340	4,566	Lydall, Inc.*	260	2,504
AirTran Holdings, Inc.*	1,850	4,496	Titan Machinery, Inc.*	120	2,497
Ener1, Inc.*	570	4,452	LSI Industries, Inc.	300	2,481
On Assignment, Inc.*	560	4,413	Commercial Vehicle Group, Inc.*	2,410
Trex Co., Inc.*	240	4,346	American Railcar Industries, Inc.	2,406
Graham Corp.	80	4,328	Patriot Transportation Holding, Inc.*	2,370
Dynamex, Inc.*	150	4,269	Preformed Line Products Co.	2,334
Spherion Corp.*	870	4,237	Park-Ohio Holdings Corp.*	2,326
Casella Waste Systems, Inc. —	China Fire & Security Group, Inc.*	2,312
Class A*	360	4,226	TBS International Ltd. — Class A*	2,288
Michael Baker Corp.*	120	4,176	Textainer Group Holdings Ltd.	2,279
DHT Maritime, Inc.	620	4,166	TurboChef Technologies, Inc.*	2,276

560

170

550

200

170

340

500

250

210

480

200

760

260

2,300

160

180

280

230

400

470

260

339

150

30

40

130

220

170

150

370

MARKET	MARKET
Total Industrials
HEALTH CARE 6.9%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	73

September 30, 2008
Standard Register Co.	230	$2,266	United Therapeutics Corp.*	$37,861
First Advantage Corp. — Class A*	2,248	Immucor, Inc.*	1,110	35,476
Metalico, Inc.*	380	2,242	Steris Corp.	930	34,949
COMSYS IT Partners, Inc.*	2,236	Psychiatric Solutions, Inc.*	880	33,396
Advanced Battery Technologies,	Onyx Pharmaceuticals, Inc.*	31,838
Inc.*	690	2,229	Owens & Minor, Inc.	650	31,525
Fushi Copperweld, Inc.*	230	2,229	Bio-Rad Laboratories, Inc. —
Energy Recovery, Inc.*	230	2,206	Class A*	300	29,736
Universal Truckload Services, Inc.*	2,192	NuVasive, Inc.*	560	27,625
International Shipholding Corp.*	2,190	Masimo Corp.*	730	27,156
PRG-Schultz International, Inc.*	2,150	Magellan Health Services, Inc.*	26,278
Key Technology, Inc.*	90	2,133	Healthsouth Corp.*	1,390	25,618
Xerium Technologies, Inc.	330	2,125	Parexel International Corp.*	25,507
Integrated Electrical Services, Inc.*	2,107	Haemonetics Corp.*	410	25,305
Microvision, Inc.*	1,070	2,076	West Pharmaceutical Services,
China Architectural Engineering,	Inc.	510	24,898
Inc.*	290	2,056	AMERIGROUP Corp.*	982	24,786
Beacon Power Corp.*	1,400	2,030	Isis Pharmaceuticals, Inc.*	24,153
VSE Corp.	60	2,024	Sequenom, Inc.*	890	23,692
ICF International, Inc.*	100	1,975	Thoratec Corp.*	860	22,575
Lawson Products, Inc.	70	1,936	Valeant Pharmaceuticals
Twin Disc, Inc.	140	1,926	International*	1,100	22,517
China BAK Battery, Inc.*	520	1,872	Regeneron Pharmaceuticals, Inc.*	21,372
Volt Information Sciences, Inc.*	1,796	Amedisys, Inc.*	420	20,441
Power-One, Inc.*	1,180	1,711	American Medical Systems
Alamo Group, Inc.	100	1,705	Holdings, Inc.*	1,150	20,424
PowerSecure International, Inc.*	1,636	Varian, Inc.*	470	20,163
Flanders Corp.*	250	1,575	Alkermes, Inc.*	1,510	20,083
EnerNOC, Inc.*	150	1,551	Cubist Pharmaceuticals, Inc.*	19,785
Ultralife Batteries, Inc.*	200	1,550	Celera Corp.*	1,260	19,467
Trimas Corp.*	230	1,509	XenoPort, Inc.*	400	19,396
Builders FirstSource, Inc.*	250	1,498	PSS World Medical, Inc.*	980	19,110
Harbin Electric, Inc.*	120	1,422	Medicines Co.*	820	19,040
CAI International, Inc.*	120	1,327	Dionex Corp.*	290	18,429
Coleman Cable Inc.*	130	1,304	Meridian Bioscience, Inc.	630	18,295
Amrep Corp. PLC*	30	1,272	Eclipsys Corp.*	859	17,996
Plug Power, Inc.*	1,270	1,257	Wright Medical Group, Inc.*	17,960
Akeena Solar, Inc.*	330	1,251	PDL BioPharma, Inc.	1,890	17,596
Omega Flex, Inc.	50	1,128	Healthspring, Inc.*	780	16,505
ICT Group, Inc.*	140	1,127	Martek Biosciences Corp.	520	16,338
Accuride Corp.*	560	896	Luminex Corp.*	650	16,256
Medis Technologies Ltd.*	490	882	Alnylam Pharmaceuticals, Inc.*	16,212
Protection One, Inc.*	100	881	Sciele Pharma, Inc.	500	15,395
United Capital Corp.*	30	795	Chemed Corp.	370	15,192
Orion Energy Systems Inc.*	785	Viropharma, Inc.*	1,110	14,563
Ascent Solar Technologies, Inc.*	724	Conmed Corp.*	449	14,368
Dollar Thrifty Automotive Group,	Phase Forward, Inc.*	680	14,219
Inc.*	340	656	Centene Corp.*	690	14,152
China Direct, Inc.*	110	464	Acorda Therapeutics, Inc.*	14,071
Human Genome Sciences, Inc.*	13,589
HealthExtras, Inc.*	520	13,582
Rigel Pharmaceuticals, Inc.*	13,543
Alpharma, Inc. — Class A*	13,280
Medicis Pharmaceutical Corp. —
Class A	890	13,270
2,627,992
Alexion Pharmaceuticals, Inc.*	47,553
Myriad Genetics, Inc.*	710	46,065
OSI Pharmaceuticals, Inc.*	900	44,361

360

160

230

880

90

100

240

640

890

120

1,430

979

200

270

890

590

560

140

119

590

2,140

580

360

1,210

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

74	|	See Notes to Financial Statements.

September 30, 2008
Medarex, Inc.*	2,020	$13,069	Emeritus Corp.*	309	$7,694
Volcano Corp.*	750	12,967	Universal American Financial Corp.*	7,558
Savient Pharmaceuticals, Inc.*	12,823	SurModics, Inc.*	240	7,558
AmSurg Corp.*	500	12,735	Quidel Corp.*	450	7,384
Mentor Corp.	530	12,646	Durect Corp.*	1,289	7,218
Apria Healthcare Group, Inc.*	12,586	Molina Healthcare, Inc.*	230	7,130
Cepheid, Inc.*	900	12,447	Res-Care, Inc.*	390	7,075
Integra LifeSciences Holdings	Halozyme Therapeutics, Inc.*	7,046
Corp.*	280	12,328	Par Pharmaceutical Companies,
Invacare Corp.	510	12,311	Inc.*	550	6,759
Kindred Healthcare, Inc.*	440	12,131	Albany Molecular Research, Inc.*	6,693
KV Pharmaceutical Co.*	520	11,809	Abaxis, Inc.*	339	6,678
ArthroCare Corp.*	420	11,642	LHC Group, Inc.*	230	6,550
Auxilium Pharmaceuticals, Inc.*	11,340	Neogen Corp.*	230	6,481
Allscripts Healthcare Solutions,	Enzo Biochem, Inc.*	590	6,478
Inc.*	900	11,196	Omnicell, Inc.*	490	6,443
ev3, Inc.*	1,110	11,144	Cyberonics, Inc.*	379	6,443
athenahealth, Inc.*	330	10,979	MWI Veterinary Supply, Inc.*	6,286
Landauer, Inc.	150	10,912	Sirona Dental Systems, Inc.*	6,286
Zoll Medical Corp.*	330	10,798	Hanger Orthopedic Group, Inc.*	6,282
PharMerica Corp.*	480	10,795	Questcor Pharmaceuticals, Inc.*	6,248
Datascope Corp.	209	10,791	Allos Therapeutics, Inc.*	840	6,224
Gentiva Health Services, Inc.*	10,776	National Healthcare Corp.	6,126
Bruker BioSciences Corp.*	10,664	Angiodynamics, Inc.*	379	5,988
Align Technology, Inc.*	980	10,613	Arena Pharmaceuticals, Inc.*	5,850
Medivation, Inc.*	400	10,584	CryoLife, Inc.*	440	5,773
Analogic Corp.	210	10,450	Array Biopharma, Inc.*	750	5,760
AMAG Pharmaceuticals, Inc.*	10,418	Progenics Pharmaceuticals, Inc.*	5,590
Symmetry Medical, Inc.*	560	10,394	Assisted Living Concepts, Inc. —
CV Therapeutics, Inc.*	960	10,368	Class A*	870	5,542
Seattle Genetics, Inc.*	960	10,272	GTx, Inc.*	290	5,516
Theravance, Inc.*	820	10,217	Pharmasset, Inc.*	270	5,387
Exelixis, Inc.*	1,660	10,093	NPS Pharmaceuticals, Inc.*	5,355
Natus Medical, Inc.*	440	9,970	Odyssey HealthCare, Inc.*	5,278
Sun Healthcare Group, Inc.*	9,969	Pain Therapeutics, Inc.*	540	5,276
Sunrise Senior Living, Inc.*	9,791	RehabCare Group, Inc.*	290	5,249
Vital Signs, Inc.	130	9,607	Nektar Therapeutics*	1,460	5,241
Abiomed, Inc.*	539	9,567	Enzon Pharmaceuticals, Inc.*	5,240
Kendle International, Inc.*	210	9,389	Bio-Reference Labs, Inc.*	180	5,202
HMS Holdings Corp.*	390	9,344	IRIS International, Inc.*	290	5,191
AMN Healthcare Services, Inc.*	9,312	ICU Medical, Inc.*	170	5,170
inVentiv Health, Inc.*	520	9,183	Momenta Pharmaceuticals, Inc.*	5,113
Incyte Corp.*	1,200	9,180	Orthofix International NV*	5,030
Healthways, Inc.*	560	9,033	MedAssets, Inc.*	290	4,988
Greatbatch, Inc.*	360	8,834	Genomic Health, Inc.*	220	4,983
Vivus, Inc.*	1,090	8,655	Life Sciences Research, Inc.*	4,900
InterMune, Inc.*	500	8,555	Geron Corp.*	1,230	4,859
SonoSite, Inc.*	270	8,478	Air Methods Corp.*	170	4,813
Dendreon Corp.*	1,470	8,394	Salix Pharmaceuticals Ltd.*	4,808
Merit Medical Systems, Inc.*	8,259	Osiris Therapeutics, Inc.*	240	4,630
eResearch Technology, Inc.*	8,099	Affymetrix, Inc.*	597	4,621
Cougar Biotechnology, Inc.*	8,014	Akorn, Inc.*	900	4,617
Conceptus, Inc.*	480	7,958	Accuray, Inc.*	569	4,592
RTI Biologics, Inc.*	850	7,947	Noven Pharmaceuticals, Inc.*	4,555
Cross Country Healthcare, Inc.*	7,819	Idera Pharmaceuticals, Inc.*	4,502

620

860

690

960

370

350

160

270

360

850

400

130

800

1,170

269

420

750

520

680

710

710

530

390

270

140

750

440

680

240

390

480

320

MARKET	MARKET

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.	|	75

September 30, 2008
Emergency Medical Services	Orthovita, Inc.*	1,050	$2,730
Corp. — Class A*	150	$4,482	Ariad Pharmaceuticals, Inc.*	2,715
Medcath Corp.*	250	4,480	Cynosure, Inc.*	149	2,673
Sangamo Biosciences, Inc.*	4,466	Nighthawk Radiology Holdings,
Skilled Healthcare Group, Inc. —	Inc.*	370	2,671
Class A*	280	4,449	Exactech, Inc.*	120	2,669
Vnus Medical Technologies, Inc.*	4,395	Novavax, Inc.*	920	2,668
XOMA Ltd.*	2,090	4,389	Ardea Biosciences, Inc.*	190	2,628
Computer Programs & Systems,	Stereotaxis, Inc.*	430	2,602
Inc.	150	4,343	Clinical Data, Inc.*	160	2,573
Cypress Bioscience, Inc.*	590	4,337	IPC The Hospitalist Co., Inc.*	2,570
Pozen, Inc.*	410	4,309	BMP Sunstone Corp.*	370	2,568
Genoptix Inc.*	130	4,247	DexCom, Inc.*	410	2,538
Somanetics Corp.*	190	4,155	Adolor Corp.*	730	2,519
Omrix Biopharmaceuticals, Inc.*	4,126	FGX International Holdings Ltd.*	2,435
Alliance Imaging, Inc.*	400	4,108	Tercica, Inc.*	270	2,414
Indevus Pharmaceuticals, Inc.*	4,087	Inspire Pharmaceuticals, Inc.*	2,392
Insulet Corp.*	290	4,037	BioMimetic Therapeutics, Inc.*	2,323
Almost Family, Inc.*	100	3,955	Spectranetics Corp.*	500	2,315
Zymogenetics, Inc.*	590	3,929	Repligen Corp.*	490	2,308
ImmunoGen, Inc.*	800	3,928	Accelrys, Inc.*	420	2,306
Ligand Pharmaceuticals, Inc. —	Lexicon Genetics, Inc.*	1,270	2,261
Class B*	1,330	3,924	PharmaNet Development Group,
Palomar Medical Technologies,	Inc.*	310	2,238
Inc.*	290	3,903	Ensign Group, Inc.	130	2,222
Dyax Corp.*	880	3,872	Molecular Insight Pharmaceuticals,
Nabi Biopharmaceuticals*	820	3,821	Inc.*	280	2,150
Synovis Life Technologies, Inc.*	3,764	Caliper Life Sciences, Inc.*	2,128
Vital Images, Inc.*	250	3,750	Caraco Pharm Labs, Inc.*	170	2,127
Corvel Corp.*	130	3,719	Arqule, Inc.*	640	2,061
OraSure Technologies, Inc.*	3,641	Javelin Pharmaceuticals, Inc.*	2,028
Hansen Medical, Inc.*	270	3,629	Synta Pharmaceuticals Corp.*	1,981
Triple-S Management Corp. —	Atrion Corp.	19	1,958
Class B*	220	3,584	Columbia Labs, Inc. Com*	740	1,939
Micrus Endovascular Corp.*	3,488	Cantel Medical Corp.*	200	1,924
Kensey Nash Corp.*	110	3,461	TranS1, Inc.*	190	1,879
Orexigen Therapeutics, Inc.*	3,453	Alexza Pharmaceuticals, Inc.*	1,877
US Physical Therapy, Inc.*	190	3,298	Five Star Quality Care, Inc.*	1,875
Metabolix, Inc.*	300	3,264	Providence Service Corp.*	1,862
Optimer Pharmaceuticals, Inc.*	3,260	Chindex International, Inc.*	1,846
Cardiac Science Corp.*	310	3,212	Immunomedics, Inc.*	1,030	1,833
I-Flow Corp.*	340	3,165	Alphatec Holdings, Inc.*	390	1,794
MannKind Corp.*	810	3,127	CardioNet, Inc.*	70	1,747
Capital Senior Living Corp.*	3,063	NxStage Medical, Inc.*	410	1,730
TomoTherapy, Inc.*	650	2,977	Affymax, Inc.*	87	1,727
Idenix Pharmaceuticals, Inc.*	2,892	Nanosphere, Inc.*	200	1,706
Medical Action Industries, Inc.*	2,889	Maxygen Inc.*	400	1,692
Discovery Laboratories, Inc.*	2,861	Targacept, Inc.*	290	1,685
Neurocrine Biosciences, Inc.*	2,861	Cytori Therapeutics, Inc.*	310	1,637
Cadence Pharmaceuticals, Inc.*	2,842	Cytokinetics, Inc.*	295	1,398
Cambrex Corp.*	460	2,829	Acadia Pharmaceuticals, Inc.*	1,394
Obagi Medical Products, Inc.*	2,794	BioForm Medical, Inc.*	350	1,372
Celldex Therapeutics, Inc.*	2,791	RadNet, Inc.*	340	1,363
Depomed, Inc.*	760	2,774	Opko Health, Inc.*	760	1,330
Emergent Biosolutions, Inc.*	2,749	MAP Pharmaceuticals, Inc.*	1,214

1,099

580

210

100

230

220

1,220

670

210

200

760

740

780

260

250

320

380

500

190

410

170

403

400

220

1,530

610

320

520

280

240

210

120

MARKET	MARKET
Total Health Care
CONSUMER DISCRETIONARY 6.1%

SHARES	VALUE	SHARES	VALUE

RUSSELL 2000® FUND

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

76	|	See Notes to Financial Statements.

September 30, 2008
Amicus Therapeutics, Inc.*	80	$1,210	Interactive Data Corp.	580	$14,628
Sucampo Pharmaceuticals, Inc. —	Coinstar, Inc.*	440	14,080
Class A*	140	1,194	Tempur-Pedic International, Inc.	13,877
Vision-Sciences, Inc.*	270	1,077	Sonic Corp.*	950	13,841
National Research Corp.	30	920	Bob Evans Farms, Inc.	490	13,372
Acura Pharmaceuticals, Inc.*	914	Buckle, Inc.	240	13,330
Virtual Radiologic Corp.*	110	898	Timberland Co. — Class A*	13,201
MiddleBrook Pharmaceuticals, Inc.*	855	Sally Beauty Holdings, Inc.*	12,814
Cell Genesys, Inc.*	1,359	802	Zale Corp.*	510	12,750
Marshall Edwards, Inc.*	330	710	Brown Shoe Co., Inc.	775	12,694
Rexahn Pharmaceuticals, Inc.*	593	Children’s Place Retail Stores, Inc.*	12,339
Jazz Pharmaceuticals, Inc.*	593	Iconix Brand Group, Inc.*	910	11,903
Biodel, Inc.*	170	570	Meritage Homes Corp.*	480	11,856
Protalix BioTherapeutics, Inc.*	379	American Greetings Corp. —
Class A	770	11,773
Quiksilver, Inc.*	1,990	11,423
Buffalo Wild Wings, Inc.*	279	11,227
Helen of Troy Ltd.*	480	10,930
Ethan Allen Interiors, Inc.	390	10,928
Dress Barn, Inc.*	710	10,856
Jakks Pacific, Inc.*	430	10,711
CEC Entertainment, Inc.*	320	10,624
Dillard’s, Inc. — Class A	900	10,620
Lear Corp.*	1,010	10,605
Stewart Enterprises, Inc. —
Class A	1,320	10,375
Genesco, Inc.*	300	10,044
Unifirst Corp.	230	9,911
Scholastic Corp.	380	9,758
Jos. A. Bank Clothiers, Inc.*	9,744
Standard-Pacific Corp.*	1,960	9,624
Papa John’s International, Inc.*	9,506
Capella Education Co.*	220	9,429
CBRL Group, Inc.	350	9,205
Hibbett Sports Inc.*	450	9,009
Blue Nile, Inc.*	210	9,003
Fred’s, Inc.	630	8,959
P.F. Chang’s China Bistro, Inc.*	8,945
Steiner Leisure Ltd.*	260	8,939
CKE Restaurants, Inc.	830	8,798
Exide Technologies*	1,190	8,782
Charming Shoppes, Inc.*	8,753
Skechers U.S.A., Inc. — Class A*	8,752
NutriSystem, Inc.	480	8,506
Belo Corp. — Class A	1,410	8,404
Jo-Ann Stores, Inc.*	400	8,392
Columbia Sportswear Co.	199	8,350
Stage Stores, Inc.	610	8,333
American Public Education, Inc.*	8,208
99 Cents Only Stores*	740	8,118
ATC Technology Corp.*	340	8,072
Group 1 Automotive, Inc.	370	8,040
Cooper Tire & Rubber Co.	7,998
Tenneco, Inc.*	740	7,866
Cato Corp. — Class A	440	7,722

2,350,065
Aeropostale, Inc.*	1,060	34,037
The Warnaco Group, Inc.*	720	32,609
Tupperware Brands Corp.	980	27,077
Marvel Entertainment, Inc.*	26,288
Bally Technologies, Inc.*	860	26,041
Matthews International Corp. —
Class A	490	24,863
Sotheby’s	1,222	24,513
Wolverine World Wide, Inc.	24,079
Polaris Industries, Inc.	520	23,655
Rent-A-Center, Inc.*	1,050	23,394
Tractor Supply Co.*	530	22,286
Deckers Outdoor Corp.*	210	21,857
WMS Industries, Inc.*	690	21,093
Fossil, Inc.*	720	20,326
Corinthian Colleges, Inc.*	20,235
Netflix, Inc.*	640	19,763
Jack in the Box, Inc.*	930	19,623
Live Nation, Inc.*	1,200	19,524
Aaron Rents, Inc.	720	19,490
Arbitron, Inc.	430	19,217
J. Crew Group, Inc.*	670	19,142
Gaylord Entertainment Co.*	19,090
Regis Corp.	680	18,700
Collective Brands, Inc.*	1,010	18,493
Ryland Group, Inc.	670	17,768
Pool Corp.	760	17,731
Brunswick Corp.	1,380	17,650
Carter’s, Inc.*	890	17,560
Men’s Wearhouse, Inc.	820	17,417
Life Time Fitness, Inc.*	550	17,198
Vail Resorts, Inc.*	490	17,125
Under Armour, Inc.*	520	16,515
Gymboree Corp.*	450	15,975
Cheesecake Factory, Inc.*	15,483
Chico’s FAS, Inc.*	2,790	15,261
ArvinMeritor, Inc.	1,160	15,126
Callaway Golf Co.	1,050	14,773

1,180

130

760

570

1,490

460

370

120

170

290

350

380

1,790

520

170

930

770

910

1,349

650

1,059

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Dana Holding Corp.*

1,560

$

7,550

Wendy’s/Arby’s Group, Inc. —

La-Z-Boy, Inc.

810

7,549

Class A

990

$

5,184

Domino’s Pizza, Inc.*

620

7,527

Marcus Corp.

320

5,146

Cabela’s, Inc. — Class A*

620

7,490

CKX, Inc.*

830

5,113

Texas Roadhouse, Inc.*

830

7,462

Talbots, Inc.

390

5,109

Modine Manufacturing Co.

510

7,385

Zumiez, Inc.*

310

5,109

Churchill Downs, Inc.

149

7,298

Maidenform Brands, Inc.*

350

5,078

National CineMedia, Inc.

660

7,293

M/I Homes, Inc.

220

5,012

Red Robin Gourmet Burgers, Inc.*

270

7,236

Volcom, Inc.*

290

5,011

RCN Corp.*

590

7,233

Visteon Corp.*

2,070

4,802

Pinnacle Entertainment, Inc.*

950

7,182

Ambassadors Group, Inc.

299

4,757

K-Swiss, Inc. — Class A

410

7,134

Overstock.com, Inc.*

240

4,754

Pacific Sunwear of California, Inc.*

1,040

6,999

Ruby Tuesday, Inc.*

820

4,748

True Religion Apparel, Inc.*

270

6,979

CROCS, Inc.*

1,320

4,726

Furniture Brands International, Inc.

660

6,943

Charter Communications, Inc. —

Steven Madden, Ltd.*

280

6,938

Class A*

6,450

4,708

Jackson Hewitt Tax Service, Inc.

450

6,903

Morgans Hotel Group Co.*

430

4,691

Superior Industries International,

HOT Topic, Inc.*

690

4,561

Inc.

360

6,898

DineEquity, Inc.

270

4,552

thinkorswim Group, Inc.*

820

6,831

Sealy Corp.

700

4,522

Champion Enterprises, Inc.*

1,230

6,826

Media General, Inc.

360

4,475

Finish Line, Inc. — Class A

669

6,683

Sauer, Inc.

180

4,444

Blockbuster, Inc. — Class A*

3,227

6,615

American Apparel, Inc.*

540

4,428

Valassis Communications, Inc.*

760

6,582

Blyth, Inc.

390

4,423

Fuel Systems Solutions, Inc.*

190

6,545

Hayes Lemmerz International, Inc.*

1,600

4,368

Lululemon Athletica, Inc.*

280

6,448

Fisher Communications, Inc.

110

4,334

Cinemark Holdings, Inc.

470

6,392

Cox Radio Inc. — Class A*

410

4,330

Borders Group, Inc.

960

6,298

Christopher & Banks Corp.

560

4,295

Peet’s Coffee & Tea, Inc.*

220

6,142

Speedway Motorsports, Inc.

220

4,286

Raser Technologies, Inc.*

710

6,035

Shuffle Master, Inc.*

840

4,276

Harte-Hanks, Inc.

580

6,015

Ulta Salon Cosmetics & Fragrance,

Monro Muffler Brake, Inc.

260

5,996

Inc.*

320

4,250

PetMed Express, Inc.*

380

5,966

California Pizza Kitchen, Inc.*

330

4,247

Bebe Stores, Inc.

610

5,960

Sinclair Broadcast Group, Inc. —

Winnebago Industries, Inc.

460

5,943

Class A

830

4,183

Hovnanian Enterprises, Inc. —

iRobot Corp.*

280

4,150

Class A*

730

5,833

PEP Boys-Manny Moe & Jack

670

4,141

Pier 1 Imports, Inc.*

1,410

5,823

Dolan Media Co.*

400

4,036

Universal Technical Institute, Inc.*

340

5,800

McClatchy Co. — Class A

900

3,960

Asbury Automotive Group, Inc.

500

5,760

G-III Apparel Group Ltd.*

210

3,929

GSI Commerce, Inc.*

370

5,728

American Axle & Manufacturing

Oxford Industries, Inc.

220

5,683

Holdings, Inc.

730

3,913

Ameristar Casinos, Inc.

400

5,676

Steak n Shake Co.*

450

3,906

RC2 Corp.*

280

5,600

Denny’s Corp.*

1,499

3,867

Movado Group, Inc.

250

5,587

Tween Brands, Inc.*

390

3,818

Universal Electronics, Inc.*

220

5,496

Core-Mark Holding Co., Inc.*

150

3,748

Leapfrog Enterprises, Inc.*

520

5,491

Citi Trends, Inc.*

230

3,747

Pre-Paid Legal Services, Inc.*

130

5,364

Beazer Homes USA, Inc.*

620

3,708

Drew Industries, Inc.*

310

5,304

Haverty Furniture Companies, Inc.

322

3,684

The Wet Seal, Inc. — Class A*

1,450

5,263

Weyco Group, Inc.

110

3,682

DG FastChannel, Inc.*

240

5,261

Mediacom Communications Corp.*

620

3,670

World Wrestling Entertainment,

Knology, Inc.*

450

3,631

Inc.

340

5,256

Cavco Industries, Inc.*

100

3,615

National Presto Industries, Inc.

70

5,215

Steinway Musical Instruments, Inc.*

127

3,597

Coldwater Creek, Inc.*

900

5,211

New York & Co., Inc.*

370

3,530

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

77

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Big 5 Sporting Goods Corp.

340

$

3,509

Lodgian, Inc.*

260

$

2,028

Sonic Automotive, Inc.

410

3,469

Russ Berrie & Co., Inc.*

260

1,994

Unifi, Inc.*

710

3,436

Dover Downs Gaming &

Orbitz Worldwide, Inc.*

580

3,405

Entertainment, Inc.

255

1,984

Martha Stewart Omnimedia, Inc.*

400

3,404

Tuesday Morning Corp.*

480

1,982

Charlotte Russe Holding, Inc.*

330

3,382

Libbey, Inc.

230

1,957

Avatar Holdings Inc.*

100

3,300

hhgregg, Inc.*

200

1,950

Journal Communications, Inc. —

Build-A-Bear Workshop, Inc.*

260

1,893

Class A

670

3,270

Lumber Liquidators, Inc.*

150

1,884

BJ’s Restaurants, Inc.*

270

3,224

MarineMax, Inc.*

260

1,880

RHI Entertainment*

210

3,129

Retail Ventures, Inc.*

460

1,794

drugstore.com, Inc.*

1,320

3,102

Cumulus Media, Inc. — Class A*

420

1,789

CSS Industries, Inc.

120

3,089

Global Traffic Network, Inc.*

190

1,761

Midas, Inc.*

220

3,027

Learning Tree International, Inc.*

140

1,743

Shutterfly, Inc.*

310

2,979

Town Sports International Holdings,

America’s Car Mart, Inc.*

160

2,974

Inc.*

279

1,702

Gaiam, Inc.*

279

2,957

Princeton Review, Inc.*

210

1,680

Krispy Kreme Doughnuts, Inc.*

890

2,937

Quantum Fuel Systems

Idearc, Inc.

2,330

2,912

Technologies Worldwide, Inc.*

1,300

1,677

Skyline Corp.

110

2,907

AH Belo Corp. — Class A

320

1,651

AFC Enterprises, Inc.*

399

2,897

Nautilus, Inc.*

360

1,645

DSW, Inc.*

210

2,877

Spartan Motors, Inc.

510

1,622

Perry Ellis International, Inc.*

190

2,833

Palm Harbor Homes, Inc.*

160

1,586

Conn’s, Inc.*

150

2,806

Great Wolf Resorts, Inc.*

430

1,574

Landry’s Restaurants, Inc.

180

2,799

Stein Mart, Inc.

400

1,564

Luby’s, Inc.*

340

2,734

Dover Motorsports, Inc.

277

1,510

Global Sources Ltd.*

270

2,719

Rex Stores Corp.*

130

1,501

Stamps.com, Inc.*

230

2,684

Wonder Auto Technology, Inc.*

230

1,474

K12 Inc.*

100

2,650

Bluegreen Corp.*

200

1,382

Audiovox Corp. — Class A*

280

2,624

Syms Corp.*

100

1,351

Cherokee, Inc.

119

2,616

Playboy Enterprises, Inc. — Class B*

340

1,340

Stoneridge, Inc.*

230

2,587

Marine Products Corp.

160

1,328

O’Charleys, Inc.

290

2,537

Ruth’s Chris Steak House*

320

1,258

Entravision Communications

Cache, Inc.*

180

1,237

Corp. — Class A*

940

2,529

Fleetwood Enterprises, Inc.*

1,210

1,234

Hooker Furniture Corp.

140

2,485

Fuqi International, Inc.*

150

1,223

Lee Enterprises, Inc.

709

2,481

Riviera Holdings Corp.*

160

1,176

1-800-FLOWERS.com, Inc.*

410

2,468

Gray Television, Inc.

670

1,152

Systemax, Inc.

170

2,390

Rick’s Cabaret International, Inc.*

100

982

Entercom Communications Corp.

473

2,374

Primedia, Inc.

400

972

Casual Male Retail Group, Inc.*

590

2,319

Lincoln Educational Services Corp.*

70

926

Amerigon, Inc.*

350

2,303

Crown Media Holdings, Inc. —

Shoe Carnival, Inc.*

140

2,293

Class A*

170

855

Isle of Capri Casinos, Inc.*

250

2,255

Six Flags, Inc.*

1,150

794

Citadel Broadcasting Corp.*

2,860

2,231

Einstein Noah Restaurant Group,

Smith & Wesson Holding Corp.*

590

2,207

Inc.*

70

706

Outdoor Channel Holdings, Inc.*

250

2,200

Value Line, Inc.

20

670

RH Donnelley Corp.*

1,090

2,169

Westwood One, Inc.*

1,120

616

Lin TV Corp. — Class A*

420

2,167

GateHouse Media, Inc.

500

510

Brookfield Homes Corp.

150

2,154

Aristotle Corp.*

19

151

Dorman Products, Inc.*

170

2,130

Total Consumer Discretionary

2,058,540

Kenneth Cole Productions, Inc. —

ENERGY 3.0%

Class A

140

2,058

EXCO Resources, Inc.*

2,360

38,515

Monarch Casino & Resort, Inc.*

180

2,050

Comstock Resources, Inc.*

720

36,036

Circuit City Stores, Inc.

2,670

2,029

78

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Penn Virginia Corp.

660

$

35,270

Clayton Williams Energy, Inc.*

90

$

6,348

Berry Petroleum Co. — Class A

773

29,938

Parallel Petroleum Corp.*

650

6,123

Concho Resources, Inc.*

870

24,021

Gran Tierra Energy, Inc.*

1,640

6,084

Arena Resources, Inc.*

600

23,310

Callon Petroleum Co.*

330

5,950

McMoRan Exploration Co.*

950

22,458

Energy XXI Bermuda Ltd.

1,890

5,746

Grey Wolf, Inc.*

2,830

22,017

ENGlobal Corp.*

430

5,706

Dril-Quip, Inc.*

490

21,261

Harvest Natural Resources, Inc.*

560

5,667

Stone Energy Corp.*

500

21,165

Dawson Geophysical Co.*

120

5,603

ION Geophysical Corp.*

1,340

19,015

Allis-Chalmers Energy, Inc.*

440

5,566

Atlas America, Inc.

550

18,760

TXCO Resources, Inc.*

550

5,522

Bill Barrett Corp.*

580

18,624

VeraSun Energy Corp.*

1,620

5,071

Swift Energy Co.*

480

18,571

Clean Energy Fuels Corp.*

340

4,811

Lufkin Industries, Inc.

230

18,250

FX Energy, Inc.*

639

4,754

Nordic American Tanker Shipping

540

17,312

Western Refining, Inc.

470

4,752

CARBO Ceramics, Inc.

320

16,515

Energy Partners Ltd.*

500

4,335

BPZ Resources, Inc.*

950

16,340

Brigham Exploration Co.*

392

4,308

Willbros Group, Inc.*

610

16,165

Bronco Drilling Co., Inc.*

420

4,292

GulfMark Offshore, Inc.*

360

16,157

Venoco, Inc.*

320

4,160

Crosstex Energy, Inc.

640

15,981

Gulfport Energy Corp.*

410

4,120

Goodrich Petroleum Corp.*

361

15,736

Rex Energy Corp.*

260

4,098

Carrizo Oil & Gas, Inc.*

430

15,596

Rentech, Inc.*

2,620

3,485

Complete Production Services, Inc.*

760

15,299

Panhandle Oil and Gas, Inc. —

Rosetta Resources, Inc.*

810

14,872

Class A

120

3,436

Ship Finance International Ltd.

670

14,445

Trico Marine Services, Inc.*

200

3,416

Hornbeck Offshore Services, Inc.*

370

14,289

Natural Gas Services Group, Inc.*

190

3,319

Parker Drilling Co.*

1,780

14,276

CVR Energy, Inc.*

360

3,067

Delta Petroleum Corp.*

980

13,308

Northern Oil And Gas, Inc.*

340

2,764

Bristow Group, Inc.*

380

12,859

Gasco Energy, Inc.*

1,480

2,694

NATCO Group, Inc.*

320

12,858

BMB Munai, Inc.*

630

2,614

International Coal Group, Inc.*

2,010

12,542

Toreador Resources Corp.*

270

2,427

GMX Resources, Inc.*

260

12,428

Endeavour International Corp.*

1,800

2,376

Contango Oil & Gas Co.*

210

11,336

Westmoreland Coal Co.*

150

2,370

Petroquest Energy, Inc.*

690

10,591

OYO Geospace Corp.*

60

2,357

Pioneer Drilling Co.*

790

10,507

Union Drilling, Inc.*

220

2,330

Newpark Resources, Inc.*

1,420

10,366

National Coal Corp.*

440

2,301

World Fuel Services Corp.

450

10,363

Alon USA Energy, Inc.

170

2,292

Petroleum Development Corp.*

230

10,205

Meridian Resource Corp.*

1,230

2,263

USEC, Inc.*

1,760

9,522

Tri-Valley Corp.*

350

2,219

Warren Resources, Inc.*

920

9,182

RAM Energy Resources, Inc.*

740

2,139

James River Coal Co.*

400

8,796

Approach Resources, Inc.*

140

2,024

Oilsands Quest, Inc.*

2,770

8,282

Bolt Technology Corp.*

139

2,011

General Maritime Corp.

420

8,182

Delek US Holdings, Inc.

210

1,947

PHI, Inc.*

220

8,125

Double Eagle Petroleum Co.*

130

1,856

Matrix Service Co.*

410

7,831

Cheniere Energy, Inc.*

770

1,732

ATP Oil & Gas Corp.*

439

7,819

Cano Petroleum, Inc.*

750

1,732

Basic Energy Services, Inc.*

350

7,455

Abraxas Petroleum Corp.*

660

1,723

Golar LNG Ltd.

560

7,437

APCO Argentina, Inc.

60

1,699

T-3 Energy Services, Inc. —

Sulphco, Inc.*

840

1,688

Class A*

200

7,424

GeoMet, Inc.*

290

1,578

Cal Dive International, Inc.*

700

7,420

Geokinetics, Inc.*

80

1,520

Knightsbridge Tankers Ltd.

270

7,147

Houston American Energy Corp.

240

1,517

Superior Well Services, Inc.*

260

6,581

American Oil & Gas, Inc.*

580

1,514

Gulf Island Fabrication, Inc.

190

6,549

Mitcham Industries, Inc.*

150

1,513

RPC, Inc.

460

6,468

GeoGlobal Resources, Inc.*

600

1,512

Vaalco Energy, Inc.*

930

6,361

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

79

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Aventine Renewable Energy

Spartech Corp.

480

$

4,752

Holdings, Inc.*

460

$

1,454

Schweitzer-Mauduit International,

Uranium Resources, Inc.*

780

1,318

Inc.

250

4,747

Evergreen Energy Inc.*

1,340

1,260

Neenah Paper, Inc.

230

4,554

Quest Resource Corp.*

440

1,170

Quaker Chemical Corp.

160

4,554

Georesources, Inc.*

100

1,146

American Vanguard Corp.

300

4,524

GreenHunter Energy, Inc.*

70

998

A.M. Castle & Co.

260

4,493

Pacific Ethanol, Inc.*

700

973

Innospec, Inc.

370

4,462

PrimeEnergy Corp.*

10

740

General Moly, Inc.*

990

4,306

Total Energy

1,013,648

Innophos Holdings, Inc.

170

4,145

MATERIALS 1.9%

Olympic Steel, Inc.

140

4,129

Hercules, Inc.

1,790

35,424

Allied Nevada Gold Corp.*

710

4,061

Compass Minerals International,

Flotek Industries, Inc.*

360

3,960

Inc.

510

26,719

LSB Industries, Inc.*

270

3,740

Rock-Tenn Co. — Class A

600

23,988

Stillwater Mining Co.*

620

3,602

Olin Corp.

1,180

22,892

GenTek, Inc.*

140

3,599

Sensient Technologies Corp.

760

21,379

ShengdaTech, Inc.*

480

3,360

Solutia, Inc.*

1,490

20,860

AbitibiBowater, Inc.*

840

3,251

Silgan Holdings, Inc.

400

20,436

Horsehead Holding Corp.*

550

3,245

Minerals Technologies, Inc.

300

17,808

Penford Corp.

180

3,184

Texas Industries, Inc.

427

17,447

Landec Corp.*

370

3,030

W.R. Grace & Co.*

1,140

17,237

U S Concrete, Inc.*

630

2,816

Rockwood Holdings, Inc.*

660

16,936

Universal Stainless & Alloy*

110

2,811

Royal Gold, Inc.

460

16,542

ICO, Inc.*

440

2,468

H.B. Fuller Co.

770

16,070

AEP Industries, Inc.*

90

1,800

Worthington Industries, Inc.

1,020

15,239

KapStone Paper and Packaging

Louisiana-Pacific Corp.

1,630

15,159

Corp.*

280

1,778

Ferro Corp.

690

13,869

Mercer International, Inc.*

480

1,757

Arch Chemicals, Inc.

390

13,767

Apex Silver Mines Ltd.*

931

1,601

Coeur d’Alene Mines Corp.*

8,700

13,311

Bway Holding Co.*

120

1,408

Calgon Carbon Corp.*

650

13,234

General Steel Holdings, Inc.*

170

1,214

Amcol International Corp.

410

12,817

United States Lime & Minerals, Inc.*

30

1,155

Deltic Timber Corp.

197

12,537

NL Industries, Inc.

110

1,130

Koppers Holdings, Inc.

330

12,345

China Precision Steel, Inc.*

270

899

NewMarket Corp.

210

11,038

Boise, Inc.*

560

874

OM Group, Inc.*

480

10,800

Verso Paper Corp.

220

581

Kaiser Aluminum Corp.

250

10,737

Sutor Technology Group Ltd.*

120

395

Glatfelter

710

9,613

Total Materials

654,896

PolyOne Corp.*

1,470

9,481

UTILITIES 1.8%

Hecla Mining Co.*

2,010

9,407

ITC Holdings Corp.

780

40,381

Haynes International, Inc.*

190

8,898

Westar Energy, Inc.

1,660

38,246

Headwaters, Inc.*

660

8,811

Piedmont Natural Gas Co.

1,160

37,074

A. Schulman, Inc.

430

8,505

Nicor, Inc.

710

31,488

Balchem Corp.

290

7,734

WGL Holdings, Inc.

780

25,311

Zoltek Companies, Inc.*

430

7,357

Cleco Corp.

950

23,987

Wausau Paper Corp.

700

7,091

New Jersey Resources Corp.

660

23,687

RTI International Metals, Inc.*

360

7,042

Portland General Electric Co.

990

23,423

Westlake Chemical Corp.

300

6,309

Northwest Natural Gas Co.

420

21,840

Brush Engineered Materials, Inc.*

320

5,942

IDACORP, Inc.

710

20,654

Zep, Inc.

330

5,821

Southwest Gas Corp.

680

20,577

Graphic Packaging Holding Co.*

2,280

5,700

Black Hills Corp.

610

18,953

Myers Industries, Inc.

450

5,674

Allete, Inc.

410

18,245

Stepan Co.

100

5,457

Avista Corp.

840

18,236

Buckeye Technologies, Inc.*

620

5,078

Otter Tail Power Co.

560

17,209

80

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

RUSSELL 2000® FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

South Jersey Industries, Inc.

470

$

16,779

J&J Snack Foods Corp.

220

$

7,460

Laclede Group, Inc.

340

16,487

Pantry, Inc.*

350

7,416

Unisource Energy Corp.

540

15,763

Diamond Foods, Inc.

250

7,007

NorthWestern Corp.

620

15,581

Smart Balance, Inc.*

990

6,494

El Paso Electric Co.*

710

14,910

American Oriental Bioengineering,

PNM Resources, Inc.

1,370

14,029

Inc.*

980

6,360

UIL Holding Corp.

400

13,732

Boston Beer Co., Inc. — Class A*

130

6,174

Mge Energy, Inc.

350

12,442

Weis Markets, Inc.

170

6,122

California Water Service Group

310

11,935

Central Garden and Pet Co. —

Empire District Electric Co.

530

11,315

Class A*

1,020

6,069

CH Energy Group, Inc.

250

10,892

Great Atlantic & Pacific Tea

American States Water Co.

270

10,395

Company, Inc*

560

6,059

Ormat Technologies, Inc.

280

10,172

Cal-Maine Foods, Inc.

200

5,488

EnergySouth, Inc.

120

7,372

Alliance One International, Inc.*

1,400

5,320

SJW Corp.

210

6,294

Prestige Brands Holdings, Inc. —

Southwest Water Co.

390

4,973

Class A*

530

4,706

Consolidated Water Co., Inc.

230

3,915

Ingles Markets, Inc. — Class A

200

4,566

Connecticut Water Service, Inc.

130

3,764

USANA Health Sciences, Inc.*

110

4,509

Central Vermont Public Service

Pricesmart, Inc.

230

3,850

Corp.

160

3,750

Star Scientific, Inc.*

1,040

3,702

Middlesex Water Co.

210

3,669

Omega Protein Corp.*

290

3,410

Chesapeake Utilities Corp.

110

3,653

Synutra International, Inc.*

160

3,221

Cadiz, Inc.*

190

3,623

Zhongpin, Inc.*

290

3,083

Synthesis Energy Systems, Inc.*

400

1,940

Inter Parfums, Inc.

220

2,983

US Geothermal, Inc.*

980

1,744

Arden Group, Inc.

20

2,912

Total Utilities

598,440

Alico, Inc.

60

2,846

CONSUMER STAPLES 1.8%

Farmer Brothers Co.

110

2,736

Ralcorp Holdings, Inc.*

890

59,995

Coca-Cola Bottling Co.

Longs Drug Stores Corp.

565

42,737

Consolidated

59

2,576

Flowers Foods, Inc.

1,220

35,819

Imperial Sugar Co., Inc.

190

2,573

Casey’s General Stores, Inc.

799

24,106

AgFeed Industries, Inc.*

310

2,449

Ruddick Corp.

670

21,741

Village Super Market

50

2,383

Chattem, Inc.*

270

21,109

B&G Foods, Inc.

320

2,288

Universal Corp.

400

19,636

Calavo Growers, Inc.

160

1,994

Hain Celestial Group, Inc.*

640

17,619

Maui Land & Pineapple Co., Inc.*

70

1,924

United Natural Foods, Inc.*

680

16,993

Griffin Land & Nurseries, Inc.

50

1,854

Fresh Del Monte Produce, Inc.*

660

14,652

Susser Holdings Corp.*

120

1,807

Nu Skin Enterprises, Inc.

900

14,598

Pilgrim’s Pride Corp.

710

1,768

TreeHouse Foods, Inc.*

490

14,553

National Beverage Corp.*

170

1,508

Darling International, Inc.*

1,290

14,332

China Sky One Medical, Inc.*

120

1,458

Lancaster Colony Corp.

320

12,051

American Dairy, Inc.*

110

1,114

Winn-Dixie Stores, Inc.*

850

11,815

Schiff Nutrition International, Inc.*

150

1,025

Sanderson Farms, Inc.

320

11,757

Reddy Ice Holdings, Inc.

279

1,018

Tootsie Roll Industries, Inc.

380

10,986

Mannatech, Inc.

250

1,000

Chiquita Brands International, Inc.*

680

10,751

Lifeway Foods, Inc.*

80

936

Green Mountain Coffee Roasters,

Spectrum Brands, Inc.*

630

876

Inc.*

270

10,622

HQ Sustainable Maritime Industries,

Andersons, Inc.

290

10,214

Inc.*

110

557

Lance, Inc.

430

9,757

Total Consumer Staples

592,957

WD-40 Co.

260

9,342

TELECOMMUNICATION SERVICES 0.5%

Vector Group Ltd.

520

9,183

tw telecom Inc.*

2,320

24,105

Spartan Stores, Inc.

350

8,708

Fairpoint Communications, Inc.

1,628

14,115

Nash Finch Co.

200

8,624

Premiere Global Services, Inc.*

980

13,779

Elizabeth Arden, Inc.*

390

7,656

Syniverse Holdings, Inc.*

810

13,454

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

81

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

RUSSELL 2000® FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

NTELOS Holdings Corp.

470

$

12,638

REPURCHASE AGREEMENTS 73.5%

Cincinnati Bell, Inc.*

3,840

11,865

Repurchase Agreements (Note 5)

Iowa Telecommunications

Morgan Stanley

Services, Inc.

510

9,527

issued 09/30/08 at 0.05%

Alaska Communications Systems

due 10/01/08

$10,129,048

$10,129,048

Group, Inc.

680

8,316

Mizuho Financial Group, Inc.

Shenandoah Telecommunications

issued 09/30/08 at 0.26%

Co.

370

8,166

due 10/01/08

8,390,137

8,390,137

Centennial Communications

Morgan Stanley

Corp.*

1,060

6,614

issued 09/30/08 at 0.10%

General Communication, Inc. —

due 10/01/08

5,939,920

5,939,920

Class A*

710

6,575

Credit Suisse Group

Global Crossing*

410

6,216

issued 09/30/08 at 0.25%

iPCS, Inc. — Class A*

270

6,013

due 10/01/08††

409,028

409,028

Cogent Communications Group,

Total Repurchase Agreements

Inc.*

750

5,790

(Cost $24,868,133)

24,868,133

Consolidated Communications

Total Investments 122.0%

Holdings, Inc.

370

5,580

(Cost $41,707,109)

$41,264,778

Cbeyond, Inc.*

380

5,468

PAETEC Holding Corp.*

1,950

4,192

Liabilities in Excess of

Atlantic Tele-Network, Inc.

149

4,172

Other Assets – (22.0)%

$ (7,431,267)

USA Mobility, Inc.*

370

4,070

Net Assets – 100.0%

$33,833,511

FiberTower Corp.*

1,900

2,622

ICO Global Communications

UNREALIZED

Holdings Ltd.*

1,640

1,788

CONTRACTS

G

AIN

(L

OSS

)

Ibasis, Inc.

500

1,745

FUTURES CONTRACTS PURCHASED

Hungarian Telephone & Cable

December 2008 Russell 2000 Index

Corp.*

80

1,592

Mini Futures Contracts

Virgin Mobile USA, Inc. — Class A*

480

1,411

(Aggregate Market Value

Globalstar, Inc.*

660

1,122

of Contracts $11,522,420)

232

$

(417,909)

TerreStar Corp.*

920

920

Vonage Holdings Corp.*

810

818

UNITS

IDT Corp. — Class B*

850

629

EQUITY INDEX SWAP AGREEMENT

Total Telecommunication Services

183,302

Credit Suisse Capital, LLC

Total Common Stocks

December 2008 Russell 2000 Index

(Cost $16,835,097)

16,392,766

Swap, Terminating 12/29/08**

SECURITIES LENDING COLLATERAL 0.0%

(Notional Market Value

Mount Vernon Securities

$9,310,647)

2,957

$

—

Lending Trust Prime

Portfolio (Note 9)

3,879

3,879

Total Securities Lending Collateral

(Cost $3,879)

3,879

* Non-Income Producing Security.

** Total Return based on Russell 2000 Index +/- financing at a variable rate.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

†† All or a portion of this security is pledged as equity index swap collateral at September 30, 2008.

82

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INVERSE RUSSELL 2000® STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 96.5%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$15,898,884

$15,898,884

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

13,169,435

13,169,435

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

9,323,494

9,323,494

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08†

1,552,988

1,552,988

Total Repurchase Agreements

(Cost $39,944,801)

39,944,801

Total Long Securities 96.5%

(Cost $39,944,801)

$39,944,801

SHARES

COMMON STOCKS SOLD SHORT 0.0%

INFORMATION TECHNOLOGY 0.0%

DMRC Corp.*

126

(1,584)

Total Information Technology

(1,584)

Total Common Stocks Sold Short

(Proceeds $1,412)

(1,584)

Other Assets in Excess

of Liabilities – 3.5%

$

1,443,518

Net Assets – 100.0%

$41,386,735

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS SOLD SHORT

December 2008 Russell 2000 Index

Mini Futures Contracts

(Aggregate Market Value

of Contracts $22,976,660)

337

$

583,219

UNITS

EQUITY INDEX SWAP AGREEMENT

SOLD SHORT

Credit Suisse Capital, LLC

December 2008 Russell 2000 Index

Swap, Terminating 12/29/08**

(Notional Market Value

$18,596,800)

27,365

$

—

* Non-Income Producing Security.

** Total Return based on Russell 2000 Index +/- financing at a variable rate.

† All or a portion of this security is pledged as equity index swap collateral at September 30, 2008.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

83

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

U.S. TREASURY OBLIGATIONS 95.6%

U.S. Treasury Bond

4.50% due 05/15/38

$47,000,000

$48,432,031

Total U.S. Treasury Obligations

(Cost $46,999,667)

48,432,031

REPURCHASE AGREEMENTS 4.0%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

844,841

844,841

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

699,802

699,802

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

495,435

495,435

Total Repurchase Agreements

(Cost $2,040,078)

2,040,078

Total Investments 99.6%

(Cost $49,039,745)

$50,472,109

Other Assets in Excess

of Liabilities – 0.4%

$

184,122

Net Assets – 100.0%

$50,656,231

UNREALIZED

CONTRACTS

LOSS

FUTURES CONTRACTS PURCHASED

December 2008 U.S. Treasury Bond

Futures Contracts

(Aggregate Market Value

of Contracts $19,541,609)

167

$

(14,318)

84

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FACE

MARKET

UNREALIZED

AMOUNT

VALUE

CONTRACTS

GAIN

FEDERAL AGENCY DISCOUNT NOTES 77.4%

FUTURES CONTRACTS SOLD SHORT

Fannie Mae*

December 2008 U.S. Treasury Bond

1.98% due 12/04/08

$100,000,000

$

99,648,000

Futures Contracts

2.70% due 12/01/08

50,000,000

49,771,250

(Aggregate Market Value of

Federal Home Loan Bank*

Contracts $719,880,125)

6,152

$

10,541,695

3.00% due 01/05/09

100,000,000

99,200,000

2.32% due 10/01/08

25,000,000

25,000,000

Freddie Mac*

2.45% due 12/16/08

100,000,000

99,482,777

Total Federal Agency Discount Notes

(Cost $373,102,027)

373,102,027

CONTRACTS

OPTIONS PURCHASED 0.0%

Call Options on:

December 2008 U.S. Treasury

Bond Index Futures Contracts

Expiring November 2008

with strike price of 159†

3,168

—

Total Options Purchased

(Cost $55,852)

—

FACE

AMOUNT

REPURCHASE AGREEMENTS 16.8%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$33,632,884

33,632,884

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

27,858,941

27,858,941

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

19,723,144

19,723,144

Total Repurchase Agreements

(Cost $81,214,969)

81,214,969

Total Investments 94.2%

(Cost $454,372,848)

$454,316,996

Other Assets in Excess

of Liabilities – 5.8%

$

27,931,392

Net Assets – 100.0%

$482,248,388

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

† Security is fair valued.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

85

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

HIGH YIELD STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 110.5%

Repurchase Agreements (Note 5)

Credit Suisse Group

issued 09/30/08 at 0.25%

due 10/01/08†

$10,810,046

$10,810,046

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

4,622,618

4,622,618

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

3,829,027

3,829,027

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

2,710,816

2,710,816

Total Repurchase Agreements

(Cost $21,972,507)

21,972,507

Total Investments 110.5%

(Cost $21,972,507)

$21,972,507

Liabilities in Excess of

Other Assets – (10.5)%

$

(2,087,240)

Net Assets – 100.0%

$19,885,267

UNREALIZED

CONTRACTS

GAIN (LOSS)

FUTURES CONTRACTS PURCHASED

December 2008 U.S. 5 Year

Treasury Note Futures Contracts

(Aggregate Market Value

of Contracts $13,586,977)

121

$

34,084

NOTIONAL

PRINCIPAL

CREDIT DEFAULT SWAP AGREEMENT

PROTECTION SOLD

Goldman Sachs International

CDX North American

High Yield Index Swap

Agreement, Series 10

Protection Premium Rate

5.00% Terminating 06/20/13

$20,000,000

$

(464,871)

† All or a portion of this security is pledged as credit default swap collateral at September 30, 2008.

86

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

INVERSE HIGH YIELD STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 87.2%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$6,560,117

$

6,560,117

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

5,433,906

5,433,906

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

3,847,013

3,847,013

Total Repurchase Agreements

(Cost $15,841,036)

15,841,036

Total Investments 87.2%

(Cost $15,841,036)

$15,841,036

Other Assets in Excess

of Liabilities – 12.8%

$

2,318,232

Net Assets – 100.0%

$18,159,268

UNREALIZED

CONTRACTS

GAIN

FUTURES CONTRACTS SOLD SHORT

December 2008 U.S. 5 Year

Treasury Note Futures Contracts

(Aggregate Market Value

of Contracts $11,902,641)

106

$

47,181

NOTIONAL

PRINCIPAL

CREDIT DEFAULT SWAP AGREEMENT

PROTECTION PURCHASED

Goldman Sachs International

CDX North American

High Yield Index Swap

Agreement, Series 10

Protection Premium Rate

5.00% Terminating 06/20/13

$17,500,000

$

599,354

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

87

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

EUROPE 1.25x STRATEGY FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 54.9%

MATERIALS 3.3%

Rio Tinto PLC — SP ADR

590

$

147,205

FINANCIALS 15.6%

BHP Billiton Ltd. — SP ADR

2,320

120,616

HSBC Holdings PLC —

Anglo American PLC —

SP ADR

5,650

$

456,690

SP ADR

6,160

103,057

Banco Santander Central

ArcelorMittal

1,810

89,378

Hispano SA — SP ADR

17,671

265,419

Syngenta AG — SP ADR

840

35,549

Banco Bilbao Vizcaya

Total Materials

495,805

Argentaria SA — SP ADR†

12,931

209,094

CONSUMER STAPLES 3.2%

AXA — SP ADR

6,240

203,798

Unilever NV

7,360

207,257

Credit Suisse Group AG —

Diageo PLC — SP ADR

2,880

198,317

SP ADR

3,990

192,637

British American Tobacco

Allianz SE — SP ADR

13,161

180,437

PLC — SP ADR

1,320

81,840

Barclays PLC — SP ADR

6,830

168,701

Deutsche Bank AG — SP ADR

2,310

168,145

Total Consumer Staples

487,414

UBS AG — SP ADR*

9,401

164,894

INFORMATION TECHNOLOGY 2.6%

ING Groep NV — SP ADR

6,010

128,614

Nokia Oyj — SP ADR

9,471

176,634

Lloyds TSB Group PLC —

SAP AG — SP ADR

2,880

153,878

SP ADR

7,010

117,277

Telefonaktiebolaget LM

Allied Irish Banks PLC —

Ericsson — SP ADR

7,050

66,482

SP ADR

3,230

53,101

Total Information Technology

396,994

Willis Group Holdings Ltd.

1,510

48,713

INDUSTRIALS 2.1%

Total Financials

2,357,520

Siemens AG — SP ADR

2,100

197,169

HEALTH CARE 10.1%

Koninklijke Philips

Novartis AG — SP ADR

8,451

446,551

Electronics NV — SP ADR

2,730

74,393

GlaxoSmithKline PLC —

Ryanair Holdings PLC —

SP ADR

9,481

412,044

SP ADR*

1,680

37,682

Sanofi-Aventis — SP ADR

8,481

278,771

Total Industrials

309,244

AstraZeneca PLC — SP ADR

4,600

201,848

CONSUMER DISCRETIONARY 1.2%

Novo Nordisk A/S — SP ADR

1,520

77,824

Daimler AG — SP ADR†

2,730

137,865

Teva Pharmaceutical

Carnival PLC — SP ADR

1,470

45,570

Industries Ltd. — SP ADR

1,120

51,285

Alcon, Inc. — SP ADR

310

50,068

Total Consumer Discretionary

183,435

Total Health Care

1,518,391

UTILITIES 0.3%

Veolia Environnement —

TELECOMMUNICATION SERVICES 8.4%

SP ADR

990

40,867

Telefonica SA — SP ADR

4,810

343,867

Vodafone Group PLC —

Total Utilities

40,867

SP ADR

14,301

316,052

Total Common Stocks

France Telecom SA — SP ADR

9,781

273,966

(Cost $7,844,335)

8,271,253

Deutsche Telekom AG —

SECURITIES LENDING COLLATERAL 2.0%

SP ADR

11,241

171,200

Mount Vernon Securities Lending

BT Group PLC — SP ADR†

5,650

163,907

Trust Prime Portfolio (Note 9)

305,120

305,120

Total Telecommunication Services

1,268,992
Total Securities Lending Collateral

ENERGY 8.1%

(Cost $305,120)

305,120

BP PLC — SP ADR

7,560

379,285

Total SA — SP ADR

5,710

346,483

Royal Dutch Shell PLC —

SP ADR

4,610

272,036

Eni SpA — SP ADR

3,420

181,089

Compagnie Generale de

Geophysique SA, Inc. —

SP ADR*

1,060

33,698

Total Energy

1,212,591

88

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

EUROPE 1.25x STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 39.3%

Country Diversification

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

Sweden

due 10/01/08

$2,455,649

$

2,455,649

2%

Greece

Mizuho Financial Group, Inc.

Finland

1%

Other

Ireland

2%

issued 09/30/08 at 0.26%

2%

3%

due 10/01/08

2,034,074

2,034,074

Italy

3%

Morgan Stanley

Luxembourg

Great

issued 09/30/08 at 0.10%

5%

Britain

due 10/01/08

1,440,053

1,440,053

29%

Total Repurchase Agreements

Spain

7%

(Cost $5,929,776)

5,929,776

Total Investments 96.2%

(Cost $14,079,231)

$14,506,149

Germany

Other Assets in Excess

9%

of Liabilities – 3.8%

$

577,499

Net Assets – 100.0%

$15,083,648

France

Netherlands

16%

UNREALIZED

9%

Switzerland

CONTRACTS

LOSS

12%

The pie chart above reflects percentages of

CURRENCY FUTURES

the market value of Common Stocks.

CONTRACTS PURCHASED

December 2008 EURO Currency

Futures Contracts

(Aggregate Market Value

of Contracts $10,952,300)

62

$

(103,823)

FUTURES CONTRACTS PURCHASED

December 2008 Dow Jones EURO

STOXX 50 Index Futures Contracts

(Aggregate Market Value

of Contracts $10,839,853)

248

$

(4,764)

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

ADR — American Depository Receipt.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

89

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

JAPAN 2x STRATEGY FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 15.2%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$177,445

$

177,445

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

146,982

146,982

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

104,058

104,058

Total Repurchase Agreements

(Cost $428,485)

428,485

Total Investments 15.2%

(Cost $428,485)

$

428,485

Other Assets in Excess

of Liabilities – 84.8%

$

2,381,678

Net Assets – 100.0%

$

2,810,163

UNREALIZED

CONTRACTS

GAIN (LOSS)

CURRENCY FUTURES

CONTRACTS PURCHASED

December 2008 Japanese Yen

Currency Futures Contracts

(Aggregate Market Value

of Contracts $5,461,625)

46

$

88,695

FUTURES CONTRACTS PURCHASED

December 2008 Nikkei-225 Stock

Average Index Futures Contracts

(Aggregate Market Value

of Contracts $5,536,125)

95

$

(210,618)

90

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

SMALL-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 100.0%

Umpqua Holding Corp.

15,694

$

230,859

Lexington Realty Trust

12,680

218,350

CONSUMER DISCRETIONARY 31.8%

Susquehanna Bancshares, Inc.

11,078

216,243

Finish Line, Inc. — Class A

155,436

$

1,552,807

BioMed Realty Trust, Inc.

8,107

214,430

M/I Homes, Inc.†

29,105

663,012

Parkway Properties, Inc.

5,581

211,297

La-Z-Boy, Inc.

64,071

597,142

Flagstar Bancorp, Inc.

69,267

206,416

Haverty Furniture

Medical Properties Trust Inc.†

18,015

204,470

Companies, Inc.

44,509

509,183

First Financial Bancorp

13,786

201,276

Jo-Ann Stores, Inc.*

23,080

484,218

Mid-America Apartment

Stein Mart, Inc.†

112,671

440,544

Communities, Inc.

3,966

194,889

Bassett Furniture Industries, Inc.

49,968

427,226

First Commonwealth

Standard Motor Products, Inc.

60,388

375,613

Financial Corp.

14,264

192,136

Fred’s, Inc.

25,502

362,638

Old National Bancorp

9,544

191,071

Group 1 Automotive, Inc.

15,335

333,230

Home Properties, Inc.

3,291

190,713

National Presto Industries, Inc.

4,223

314,613

Pennsylvania Real Estate

Oxford Industries, Inc.

11,616

300,041

Investment Trust

9,634

181,601

Tuesday Morning Corp.*

72,007

297,389

Independent Bank Corp.†

28,573

176,867

Zale Corp.*

11,358

283,950

Community Bank System, Inc.

6,925

174,164

Brunswick Corp.

21,027

268,935

Corus Bankshares, Inc.†

42,577

172,437

Cato Corp. — Class A

14,810

259,915

Presidential Life Corp.†

10,464

165,227

Superior Industries

Sterling Bancorp†

10,668

154,259

International, Inc.†

13,523

259,101

Urstadt Biddle Properties, Inc.

8,160

153,000

Arctic Cat, Inc.

27,594

252,485

National Retail Properties, Inc.

6,328

151,556

Nautilus, Inc.*

49,922

228,144

Senior Housing Properties Trust

6,223

148,294

OfficeMax Inc.

23,886

212,347

Sovran Self Storage, Inc.

3,282

146,673

Brown Shoe Co., Inc.

12,482

204,455

Entertainment Properties Trust

2,491

136,307

Ruby Tuesday, Inc.*

34,100

197,439

LTC Properties, Inc.

4,619

135,429

PEP Boys-Manny Moe & Jack

31,631

195,480

Selective Insurance Group, Inc.

5,778

132,432

Live Nation, Inc.*

11,918

193,906

Brookline Bancorp, Inc.

9,651

123,436

Lithia Motors, Inc. — Class A

36,486

157,255

Sterling Savings Bank

8,385

121,582

Sonic Automotive, Inc.†

18,129

153,371

Irwin Financial Corp.

30,482

120,404

O’Charleys, Inc.

16,751

146,571

National Penn Bancshares, Inc.

8,226

120,100

Landry’s Restaurants, Inc.

8,744

135,969

Inland Real Estate Corp.†

7,639

119,856

MarineMax, Inc.*†

16,727

120,936

Whitney Holding Corp.

4,924

119,407

Ethan Allen Interiors, Inc.

3,906

109,446

BankAtlantic Bancorp, Inc. —

Audiovox Corp. — Class A*

9,269

86,851

Class A

14,202

116,456

Libbey, Inc.

9,970

84,845

Kite Realty Group Trust

10,298

113,278

Steak n Shake Co.*

9,198

79,839

Dime Community Bancshares

7,199

109,569

Big 5 Sporting Goods Corp.

7,322

75,563

Bank Mutual Corp.

9,115

103,455

Monaco Coach Corp.

38,113

74,320

TrustCo Bank Corp.

8,294

97,123

Cabela’s, Inc. — Class A*

5,030

60,762

Financial Federal Corp.

4,200

96,264

CKE Restaurants, Inc.

5,053

53,562

Provident Bankshares Corp.†

9,723

94,410

CPI Corp.

4,153

44,645

DiamondRock Hospitality Co.

10,025

91,227

Total Consumer Discretionary

10,597,748

United Fire & Casualty Co.

3,118

89,144

FINANCIALS 27.9%

South Financial Group, Inc.

12,142

89,001

Stewart Information

Hanmi Financial Corp.

17,489

88,319

Services Corp.

19,195

571,051

United Bankshares, Inc.

2,322

81,270

First Bancorp Puerto Rico†

48,218

533,291

PS Business Parks, Inc.

1,299

74,822

LandAmerica Financial

First Midwest Bancorp, Inc.

2,128

51,583

Group, Inc.

16,635

403,399

FirstFed Financial Corp.*†

4,570

35,829

SWS Group, Inc.

18,729

377,577

Guaranty Financial Group, Inc.*

7,972

31,489

Colonial Properties Trust

15,873

296,666

Anchor BanCorp Wisconsin, Inc.

2,866

21,065

Safety Insurance Group, Inc.†

6,737

255,534

Total Financials

9,286,327

Central Pacific Financial Corp.†

14,237

239,324

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

91

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

SMALL-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

INDUSTRIALS 14.4%

Material Sciences Corp.*

13,416

$

77,142

Wabash National Corp.†

63,587

$

600,897

A.M. Castle & Co.

4,327

74,770

Arkansas Best Corp.

14,771

497,635

Omnova Solutions, Inc.*

19,196

38,200

Standex International Corp.

15,898

441,170

Total Materials

2,046,148

Gibraltar Industries, Inc.

17,516

327,724

INFORMATION TECHNOLOGY 5.8%

Universal Forest Products, Inc.

8,769

306,126

Gevity HR, Inc.

66,761

486,020

Standard Register Co.

24,417

240,507

SYNNEX Corp.*

18,705

417,870

Watsco, Inc.

4,604

231,489

Ciber, Inc.*

22,393

156,527

Applied Signal Technology, Inc.

11,955

207,778

CTS Corp.

12,072

154,280

Spherion Corp.*

41,961

204,350

Insight Enterprises, Inc.*

8,622

115,621

ABM Industries, Inc.

8,867

193,655

Park Electrochemical Corp.

4,142

100,402

Griffon Corp.*†

21,273

191,883

Black Box Corp.

2,585

89,260

Volt Information Sciences, Inc.*†

19,501

175,119

Symmetricom, Inc.*

16,968

84,331

A.O. Smith Corp.

4,176

163,657

Benchmark Electronics, Inc.*

5,872

82,678

Tredegar Corp.

9,123

162,298

Gerber Scientific, Inc.*

8,867

81,044

Briggs & Stratton Corp.

8,668

140,248

Rudolph Technologies, Inc.*

8,598

72,051

Lydall, Inc.*

13,008

125,267

Methode Electronics, Inc. —

CDI Corp.

5,193

115,960

Class A

5,623

50,270

NCI Building Systems, Inc.*

3,275

103,981

Photronics, Inc.*

16,420

30,870

C&D Technologies, Inc.*†

14,557

82,684

Lawson Products, Inc.

2,901

80,213

Total Information Technology

1,921,224

United Stationers, Inc.*

1,555

74,376

CONSUMER STAPLES 4.4%

Mueller Industries, Inc.

3,111

71,584

Nash Finch Co.

9,285

400,369

Insituform Technologies, Inc. —

Central Garden and Pet Co. —

Class A*

4,539

67,903

Class A*

62,923

374,392

Total Industrials

4,806,504

Spartan Stores, Inc.

9,839

244,794

Alliance One International, Inc.*

48,288

183,494

UTILITIES 7.8%

Longs Drug Stores Corp.

1,555

117,620

Laclede Group, Inc.

7,791

377,786

Lance, Inc.

3,836

87,039

Atmos Energy Corp.

13,397

356,628

Spectrum Brands, Inc.*†

23,702

32,946

CH Energy Group, Inc.

5,766

251,225

Great Atlantic & Pacific

Southwest Gas Corp.

7,417

224,438

Tea Company, Inc*

2,463

26,650

Avista Corp.

8,072

175,243

Allete, Inc.

3,579

159,265

Total Consumer Staples

1,467,304

Piedmont Natural Gas Co.

4,512

144,204

HEALTH CARE 1.8%

UIL Holding Corp.

4,118

141,371

Owens & Minor, Inc.

3,205

155,443

Unisource Energy Corp.

4,732

138,127

Cambrex Corp.*

24,320

149,568

New Jersey Resources Corp.

3,838

137,746

Datascope Corp.†

2,662

137,439

UGI Corp.

5,129

132,226

Gentiva Health Services, Inc.*

3,462

93,266

Central Vermont Public

Medcath Corp.*

4,247

76,106

Service Corp.†

4,855

113,801

Total Health Care

611,822

Cleco Corp.

4,222

106,605

Total Common Stocks

Northwest Natural Gas Co.

1,603

83,356

(Cost $33,044,459)

33,342,617

Southern Union Co.

3,076

63,519

Total Utilities

2,605,540

SECURITIES LENDING COLLATERAL 4.5%

MATERIALS 6.1%

Mount Vernon Securities

Rock-Tenn Co. — Class A

8,095

323,638

Lending Trust Prime

PolyOne Corp.*

45,142

291,166

Portfolio (Note 9)

1,516,971

1,516,971

Wausau Paper Corp.

28,601

289,728

Total Securities Lending Collateral

Quaker Chemical Corp.

9,171

261,007

(Cost $1,516,971)

1,516,971

Stepan Co.

4,350

237,379

A. Schulman, Inc.

9,911

196,040

Georgia Gulf Corp.

71,376

178,440

Schweitzer-Mauduit

International, Inc.

4,141

78,638

92

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

SMALL-CAP VALUE FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 1.0%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$

137,419

$

137,419

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

113,827

113,827

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

80,586

80,586

Total Repurchase Agreements

(Cost $331,832)

331,832

Total Investments 105.5%

(Cost $34,893,262)

$35,191,420

Liabilities in Excess of

Other Assets – (5.5)%

$ (1,848,092)

Net Assets – 100.0%

$33,343,328

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

93

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

MID-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 98.9%

Charming Shoppes, Inc.*

28,971

$

141,668

Rent-A-Center, Inc.*

5,593

124,612

FINANCIALS 30.3%

Modine Manufacturing Co.

6,618

95,829

Fidelity National Financial, Inc. —

Media General, Inc.†

7,139

88,738

Class A

11,657

$

171,358

Borders Group, Inc.

11,526

75,611

First American Corp.

3,760

110,920

Collective Brands, Inc.*

3,777

69,157

First Niagara Financial Group, Inc.

6,526

102,784

Bob Evans Farms, Inc.

1,731

47,239

Highwoods Properties, Inc.

2,623

93,274

Regis Corp.

1,597

43,917

Old Republic International Corp.

7,298

93,049

99 Cents Only Stores*

3,757

41,214

Liberty Property Trust

2,292

86,294

Entercom Communications Corp.

7,764

38,975

AmeriCredit Corp.*

8,142

82,478

Lear Corp.*

3,139

32,960

Mack-Cali Realty Corp.

2,250

76,207

Scholastic Corp.

1,255

32,228

Mercury General Corp.

1,288

70,518

Belo Corp. — Class A

5,389

32,118

American Financial Group, Inc.

2,138

63,071

Barnes & Noble, Inc.

1,161

30,279

TCF Financial Corp.

3,485

62,730

Boyd Gaming Corp.

823

7,703

Health Care REIT, Inc.

1,130

60,150

Total Consumer Discretionary

1,672,015

FirstMerit Corp.

2,739

57,519

UTILITIES 12.3%

New York Community Bancorp, Inc.

3,417

57,371

Hawaiian Electric Industries, Inc.

3,564

103,748

Nationwide Health Properties, Inc.

1,540

55,409

WGL Holdings, Inc.

2,447

79,405

Webster Financial Corp.

2,194

55,398

Vectren Corp.

2,795

77,841

Duke Realty Corp.

2,213

54,396

Great Plains Energy, Inc.

3,113

69,171

UDR, Inc.

2,030

53,085

Westar Energy, Inc.

2,661

61,309

Protective Life Corp.

1,849

52,715

AGL Resources, Inc.

1,948

61,128

Hospitality Properties Trust

2,557

52,470

SCANA Corp.

1,543

60,069

Camden Property Trust

1,088

49,896

Oneok, Inc.

1,671

57,482

Colonial BancGroup, Inc.

6,059

47,624

PNM Resources, Inc.

4,980

50,995

Cousins Properties, Inc.

1,868

47,130

Puget Energy, Inc.

1,875

50,062

Weingarten Realty Investors

1,298

46,300

OGE Energy Corp.

1,536

47,432

Associated Banc-Corp.

2,182

43,531

NSTAR

1,381

46,264

Hanover Insurance Group, Inc.

952

43,335

IDACORP, Inc.

1,476

42,937

Arthur J. Gallagher & Co.

1,625

41,698

Alliant Energy Corp.

1,297

41,776

Unitrin, Inc.

1,491

37,186

Black Hills Corp.

1,181

36,694

Equity One, Inc.

1,760

36,062

Sierra Pacific Resources

1,813

17,369

Astoria Financial Corp.

1,736

35,987

BRE Properties, Inc. — Class A

715

35,035

Total Utilities

903,682

Realty Income Corp.

1,339

34,278

INDUSTRIALS 12.2%

Everest Re Group Ltd.

386

33,401

Kelly Services, Inc. — Class A

8,667

165,106

Washington Federal, Inc.

1,600

29,520

YRC Worldwide, Inc.*†

10,551

126,190

PacWest Bancorp

978

27,961

Federal Signal Corp.

8,403

115,121

Horace Mann Educators Corp.

2,147

27,632

Alaska Air Group, Inc.*

3,601

73,425

BancorpSouth, Inc.

980

27,567

GATX Corp.

1,627

64,381

Apollo Investment Corp.

1,600

27,280

Avis Budget Group, Inc.*

11,113

63,789

Wilmington Trust Corp.

883

25,457

Werner Enterprises, Inc.

2,480

53,841

The PMI Group, Inc.

6,613

19,508

Trinity Industries, Inc.

1,977

50,868

Total Financials

2,227,584

Manpower, Inc.

958

41,347

Timken Co.

1,441

40,852

CONSUMER DISCRETIONARY 22.8%

United Rentals, Inc.*

2,618

39,898

ArvinMeritor, Inc.†

18,767

244,722

JetBlue Airways Corp.*

6,536

32,353

Furniture Brands International, Inc.

19,241

202,415

Teleflex, Inc.

490

31,110

Foot Locker, Inc.

10,686

172,686

Ryland Group, Inc.

5,654

149,944

Total Industrials

898,281

94

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

MID-CAP VALUE FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

INFORMATION TECHNOLOGY 8.1%

REPURCHASE AGREEMENTS 0.5%

Imation Corp.

6,273

$

141,707

Repurchase Agreements (Note 5)

Ingram Micro, Inc. — Class A*

5,106

82,053

Morgan Stanley

Palm, Inc.

13,246

79,079

issued 09/30/08 at 0.05%

Acxiom Corp.

5,767

72,318

due 10/01/08

$14,872

$

14,872

SAIC, Inc.*

3,470

70,198

Mizuho Financial Group, Inc.

Tech Data Corp.*

1,859

55,491

issued 09/30/08 at 0.26%

Diebold, Inc.

1,093

36,189

due 10/01/08

12,318

12,318

Vishay Intertechnology, Inc.*

5,009

33,160

Morgan Stanley

Arrow Electronics, Inc.*

1,049

27,505

issued 09/30/08 at 0.10%

Total Information Technology

597,700

due 10/01/08

8,721

8,721

MATERIALS 7.1%

Total Repurchase Agreements

Olin Corp.

3,679

71,373

(Cost $35,911)

35,911

RPM International, Inc.

3,416

66,065

Total Investments 101.9%

Ferro Corp.

3,088

62,069

(Cost $6,778,883)

$7,485,044

Chemtura Corp.

12,402

56,553

Liabilities in Excess of

Louisiana-Pacific Corp.

5,829

54,210

Other Assets – (1.9)%

$

(143,005)

Valspar Corp.

2,117

47,188

Net Assets – 100.0%

$7,342,039

Worthington Industries, Inc.

3,143

46,956

Sonoco Products Co.

1,341

39,801

Sensient Technologies Corp.

1,030

28,974

Cabot Corp.

906

28,793

Lubrizol Corp.

494

21,311

Total Materials

523,293

HEALTH CARE 3.7%

Kindred Healthcare, Inc.*

3,920

108,074

Omnicare, Inc.

2,835

81,563

Health Management

Associates, Inc. — Class A*

19,519

81,199

Total Health Care

270,836

CONSUMER STAPLES 2.4%

Universal Corp.

1,734

85,122

J.M. Smucker Co.

646

32,746

Smithfield Foods, Inc.*

1,862

29,569

Ruddick Corp.

787

25,538

Total Consumer Staples

172,975

Total Common Stocks

(Cost $6,560,205)

7,266,366

SECURITIES LENDING COLLATERAL 2.5%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 9)

182,767

182,767

Total Securities Lending Collateral

(Cost $182,767)

182,767

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

REIT — Real Estate Investment Trust.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

95

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

LARGE-CAP VALUE FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 101.0%

KB HOME

21,080

$

414,854

Lennar Corp. — Class A†

24,490

372,003

FINANCIALS 29.0%

Jones Apparel Group, Inc.

19,152

354,503

E*Trade Financial Corp.*

69,883

$

195,672

Dillard’s, Inc. — Class A

21,240

250,632

BB&T Corp.

4,674

176,677

AutoNation, Inc.*

18,190

204,456

Allstate Corp.

3,424

157,915

Leggett & Platt, Inc.†

9,093

198,136

Equity Residential

3,368

149,573

Whirlpool Corp.

2,175

172,456

Apartment Investment &

Centex Corp.

10,290

166,698

Management Co. — Class A

4,227

148,030

New York Times Co. — Class A

11,426

163,278

Marsh & McLennan

Ford Motor Co.*

24,623

128,040

Companies, Inc.

4,540

144,190

Big Lots, Inc.*

4,000

111,320

Bank of America Corp.

4,082

142,870

Macy’s, Inc.

6,039

108,581

MBIA, Inc.

11,714

139,397

Gannett Co., Inc.

6,060

102,475

Comerica, Inc.

4,250

139,357

CBS Corp.

6,498

94,741

JPMorgan Chase & Co.

2,878

134,403

Limited Brands, Inc.

5,320

92,142

Citigroup, Inc.

6,535

134,033

Eastman Kodak Co.

5,118

78,715

First Horizon National Corp.

13,651

127,769

Liz Claiborne, Inc.

4,360

71,635

HCP, Inc.

3,178

127,533

Time Warner, Inc.

5,310

69,614

American Capital Ltd.†

4,728

120,611

J.C. Penney Company, Inc.

2,060

68,680

Travelers Companies, Inc.

2,664

120,413

Mattel, Inc.

3,345

60,344

Marshall & Ilsley Corp.

5,645

113,747

Office Depot, Inc.*

9,090

52,904

Huntington Bancshares, Inc.

13,883

110,925

Carnival Corp.

1,468

51,894

KeyCorp

8,734

104,284

Total Consumer Discretionary

3,813,464

U.S. Bancorp

2,849

102,621

UTILITIES 18.2%

Zions Bancorporation

2,600

100,620

Integrys Energy Group, Inc.

5,855

292,399

Wells Fargo & Co.

2,675

100,393

NiSource, Inc.

15,378

226,979

Capital One Financial Corp.

1,910

97,410

DTE Energy Co.

5,240

210,229

CIT Group, Inc.

13,960

97,162

Nicor, Inc.

4,061

180,105

Cincinnati Financial Corp.

3,372

95,900

Duke Energy Corp.

10,108

176,182

SunTrust Banks, Inc.

2,036

91,600

Progress Energy, Inc.†

4,041

174,288

Regions Financial Corp.

8,954

85,958

Pinnacle West Capital Corp.

4,957

170,570

M&T Bank Corp.

926

82,645

Consolidated Edison, Inc.

3,860

165,826

Developers Diversified

TECO Energy, Inc.

10,126

159,282

Realty Corp.

2,561

81,158

Pepco Holdings, Inc.

6,140

140,667

Host Hotels & Resorts, Inc.

5,450

72,430

Xcel Energy, Inc.

6,555

131,035

Lincoln National Corp.

1,690

72,349

Ameren Corp.

2,707

105,654

PNC Financial Services

CenterPoint Energy, Inc.

6,832

99,542

Group, Inc.

962

71,861

Southern Co.

2,533

95,469

Chubb Corp.

1,200

65,880

PG&E Corp.

2,109

78,982

XL Capital Ltd.

3,630

65,122

American Electric

Sovereign Bancorp, Inc.

16,190

63,951

Power Co., Inc.

2,061

76,319

Fifth Third Bancorp

5,250

62,475

CMS Energy Corp.

5,610

69,957

Morgan Stanley

2,700

62,100

Dominion Resources, Inc.

1,584

67,764

Merrill Lynch & Co., Inc.

1,860

47,058

Hartford Financial Services

Total Utilities

2,621,249

Group, Inc.

1,078

44,187

INDUSTRIALS 5.5%

Genworth Financial, Inc. —

Ryder System, Inc.

4,474

277,388

Class A

4,923

42,387

Masco Corp.

7,588

136,129

National City Corp.

16,832

29,456

Tyco International Ltd.

3,110

108,912

General Growth Properties, Inc.

1,790

27,029

Allied Waste Industries, Inc.*

8,975

99,712

Wachovia Corp.

5,336

18,676

RR Donnelley & Sons Co.

2,511

61,595

Total Financials

4,167,827

Avery Dennison Corp.

1,230

54,711

Northrop Grumman Corp.

778

47,100

CONSUMER DISCRETIONARY 26.5%

D.R. Horton, Inc.

32,670

425,363

Total Industrials

785,547

96

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

LARGE-CAP VALUE FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

MATERIALS 4.9%

REPURCHASE AGREEMENTS 1.8%

Weyerhaeuser Co.

2,505

$

151,753

Repurchase Agreements (Note 5)

International Paper Co.

5,510

144,252

Morgan Stanley

Ashland, Inc.

4,423

129,328

issued 09/30/08 at 0.05%

Bemis Co.

4,304

112,808

due 10/01/08

$109,225

$

109,225

Dow Chemical Co.

3,243

103,063

Mizuho Financial Group, Inc.

MeadWestvaco Corp.

2,666

62,144

issued 09/30/08 at 0.26%

Total Materials

703,348

due 10/01/08

90,473

90,473

HEALTH CARE 4.8%

Morgan Stanley

AmerisourceBergen Corp.

5,656

212,948

issued 09/30/08 at 0.10%

Tenet Healthcare Corp.*

18,961

105,234

due 10/01/08

64,052

64,052

Covidien Ltd.

1,900

102,144

Total Repurchase Agreements

McKesson Corp.

1,892

101,808

(Cost $263,750)

263,750

Cardinal Health, Inc.

1,753

86,388

Total Investments 103.4%

Pfizer, Inc.

4,088

75,383

(Cost $13,883,538)

$14,871,246

Total Health Care

683,905

Liabilities in Excess of

CONSUMER STAPLES 4.6%

Other Assets – (3.4)%

$

(489,372)

Tyson Foods, Inc. — Class A

18,293

218,418

Net Assets – 100.0%

$14,381,874

SUPERVALU, INC.

6,375

138,337

Kroger Co.

3,620

99,478

Dean Foods Co.*

4,230

98,813

Reynolds American, Inc.

1,275

61,991

Safeway, Inc.

2,107

49,978

Total Consumer Staples

667,015

TELECOMMUNICATION SERVICES 3.6%

Frontier Communications Corp.

9,958

114,517

Embarq Corp.

2,672

108,349

Verizon Communications, Inc.

2,841

91,168

Windstream Corp.

7,366

80,584

Sprint Nextel Corp.

12,159

74,170

AT&T, Inc.

1,948

54,388

Total Telecommunication Services

523,176

ENERGY 2.4%

Spectra Energy Corp.

14,810

352,478

Total Energy

352,478

INFORMATION TECHNOLOGY 1.5%

Jabil Circuit, Inc.

14,050

134,037

Micron Technology, Inc.*

18,615

75,391

Total Information Technology

209,428

Total Common Stocks

(Cost $13,539,729)

14,527,437

SECURITIES LENDING COLLATERAL 0.6%

Mount Vernon Securities Lending

Trust Prime Portfolio (Note 9)

80,059

80,059

Total Securities Lending Collateral

(Cost $80,059)

80,059

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

97

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

SMALL-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 101.0%

Bankrate, Inc.*

6,148

$

239,219

Concur Technologies, Inc.*

4,275

163,562

CONSUMER DISCRETIONARY 28.5%

Epicor Software Corp.*

20,452

161,366

Meritage Homes Corp.*†

14,187

$

350,419

United Online, Inc.

15,245

143,456

PetMed Express, Inc.*†

20,527

322,274

Comtech

Panera Bread Co. — Class A*

5,421

275,929

Telecommunications Corp.*

2,912

143,387

True Religion Apparel, Inc.*

9,836

254,260

CACI International, Inc. —

Standard-Pacific Corp.*

50,445

247,685

Class A*

2,798

140,180

Stage Stores, Inc.

17,251

235,649

Smith Micro Software, Inc.*

19,457

138,145

NutriSystem, Inc.†

13,266

235,073

Tyler Technologies, Inc.*

8,473

128,535

Coinstar, Inc.*

7,301

233,632

DealerTrack Holdings, Inc.*

7,526

126,738

Pool Corp.†

9,635

224,784

Netgear, Inc.*

8,385

125,775

K-Swiss, Inc. — Class A

11,614

202,084

Intevac, Inc.*

11,186

119,019

Gymboree Corp.*

5,404

191,842

SPSS, Inc.*

3,820

112,155

Jos. A. Bank Clothiers, Inc.*

5,372

180,499

Faro Technologies, Inc.*

5,441

110,833

Tractor Supply Co.*

4,135

173,877

Secure Computing Corp.*

20,138

110,356

Volcom, Inc.*

10,027

173,266

InfoSpace, Inc.

9,848

106,851

Papa John’s International, Inc.*

6,142

166,817

Scansource, Inc.*

3,593

103,443

Hibbett Sports Inc.*

7,932

158,799

EPIQ Systems, Inc.*

7,377

100,327

CEC Entertainment, Inc.*

4,754

157,833

Blackbaud, Inc.

5,220

96,309

Pre-Paid Legal Services, Inc.*

3,631

149,815

Daktronics, Inc.

5,081

84,650

Dress Barn, Inc.*

9,513

145,454

Micros Systems, Inc.*

3,140

83,712

Arbitron, Inc.

3,235

144,572

Sonic Solutions, Inc.*†

15,491

68,160

Polaris Industries, Inc.

2,957

134,514

Brightpoint, Inc.*

8,726

62,827

Zumiez, Inc.*

8,008

131,972

Stratasys, Inc.*

3,456

60,376

P.F. Chang’s China Bistro, Inc.*

5,605

131,942

Diodes, Inc.*

3,178

58,634

Stamps.com, Inc.*

10,833

126,421

ViaSat, Inc.*

2,484

58,573

Universal Technical

LoJack Corp.*

6,376

42,655

Institute, Inc.*

6,084

103,793

Total Information Technology

4,032,202

Drew Industries, Inc.*

6,052

103,550

HEALTH CARE 18.7%

Shuffle Master, Inc.*

20,224

102,940

LHC Group, Inc.*

11,841

337,232

Sonic Corp.*

6,469

94,253

HealthExtras, Inc.*

11,185

292,152

Deckers Outdoor Corp.*

769

80,037

Martek Biosciences Corp.

8,819

277,093

Fossil, Inc.*

2,673

75,459

Palomar Medical

Christopher & Banks Corp.

9,128

70,012

Technologies, Inc.*

15,870

213,610

Monarch Casino &

Immucor, Inc.*

5,763

184,185

Resort, Inc.*

5,572

63,465

Sciele Pharma, Inc.

5,888

181,292

LKQ Corp.*

3,228

54,779

AMN Healthcare

WMS Industries, Inc.*

1,752

53,559

Services, Inc.*

9,117

160,186

Select Comfort Corp.*

22,735

37,513

Integra LifeSciences

CROCS, Inc.*

7,276

26,048

Holdings Corp.*

3,468

152,696

Total Consumer Discretionary

5,614,820

PharMerica Corp.*

6,362

143,081

INFORMATION TECHNOLOGY 20.5%

Molina Healthcare, Inc.*

4,148

128,588

j2 Global Communications, Inc.*

13,543

316,229

inVentiv Health, Inc.*

6,581

116,220

Quality Systems, Inc.

6,875

290,538

Cooper Companies, Inc.

3,316

115,264

Websense, Inc.*

12,621

282,079

Kendle International, Inc.*

2,502

111,864

Wright Express Corp.*

8,513

254,113

Dionex Corp.*

1,689

107,336

98

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

SMALL-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Merit Medical Systems, Inc.*

5,675

$

106,520

Petroleum

AmSurg Corp.*

3,757

95,691

Development Corp.*

3,679

$

163,237

Pediatrix Medical Group, Inc.*

1,765

95,169

CARBO Ceramics, Inc.

3,013

155,501

Kensey Nash Corp.*

2,780

87,459

Superior Well Services, Inc.*

4,766

120,628

Par Pharmaceutical

Dril-Quip, Inc.*

995

43,173

Companies, Inc.*

6,880

84,555

Total Energy

1,536,260

American Medical Systems

INDUSTRIALS 7.6%

Holdings, Inc.*

4,728

83,969

Landstar System, Inc.

4,745

209,065

Amedisys, Inc.*

1,703

82,885

Ceradyne, Inc.*

4,733

173,512

Abaxis, Inc.*

3,644

71,787

Orbital Sciences Corp.*

6,719

161,055

Air Methods Corp.*

2,496

70,662

Knight Transportation, Inc.

9,052

153,613

ICU Medical, Inc.*

2,296

69,821

Simpson

LCA-Vision, Inc.

14,945

69,345

Manufacturing Co., Inc.†

4,835

130,980

Sunrise Senior Living, Inc.*

4,805

66,261

Heartland Express, Inc.

7,629

118,402

Haemonetics Corp.*

971

59,930

Curtiss-Wright Corp.

2,547

115,761

SurModics, Inc.*

1,767

55,643

Toro Co.

2,453

101,309

Healthways, Inc.*

3,152

50,842

Teledyne Technologies, Inc.*

1,677

95,857

PharmaNet Development

Forward Air Corp.

3,441

93,698

Group, Inc.*

2,862

20,664

Waste Connections, Inc.*

2,724

93,433

Total Health Care

3,692,002

AAR Corp.*

3,592

59,591

FINANCIALS 11.1%

Total Industrials

1,506,276

Greenhill & Co., Inc.

5,075

374,281

MATERIALS 3.8%

Wilshire Bancorp, Inc.

23,335

283,987

Headwaters, Inc.*

17,098

228,258

Portfolio Recovery

Deltic Timber Corp.

3,418

217,522

Associates, Inc.*

5,459

265,471

NewMarket Corp.

2,874

151,057

TradeStation Group, Inc.*

20,572

192,348

Balchem Corp.

3,808

101,559

Zenith National

Brush Engineered

Insurance Corp.

4,906

179,756

Materials, Inc.*

2,775

51,532

Infinity Property &

Casualty Corp.

4,255

175,306

Total Materials

749,928

World Acceptance Corp.*

4,659

167,724

CONSUMER STAPLES 3.0%

optionsXpress Holdings, Inc.

8,613

167,265

Mannatech, Inc.†

45,006

180,024

PrivateBancorp, Inc.

3,152

131,312

Green Mountain Coffee

Nara Bancorp, Inc.

10,175

113,960

Roasters, Inc.*

2,889

113,653

First Cash Financial

Chattem, Inc.*

1,412

110,390

Services, Inc.*

6,254

93,810

Boston Beer Co., Inc. —

UCBH Holdings, Inc.

6,727

43,120

Class A*

2,219

105,380

Total Financials

2,188,340

United Natural Foods, Inc.*

3,562

89,015

ENERGY 7.8%

Total Consumer Staples

598,462

Basic Energy Services, Inc.*

13,012

277,156

Total Common Stocks

Unit Corp.*

4,438

221,101

(Cost $19,317,336)

19,918,290

St. Mary Land &

Exploration Co.

5,545

197,679

SECURITIES LENDING COLLATERAL 2.4%

Hornbeck Offshore

Mount Vernon Securities Lending

Services, Inc.*

4,691

181,166

Trust Prime Portfolio (Note 9)

480,527

480,527

Penn Virginia Corp.

3,305

176,619

Total Securities Lending Collateral

(Cost $480,527)

480,527

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

99

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

SMALL-CAP GROWTH FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 1.1%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$

91,680

$

91,680

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

75,941

75,941

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

53,763

53,763

Total Repurchase Agreements

(Cost $221,384)

221,384

Total Investments 104.5%

(Cost $20,019,247)

$20,620,201

Liabilities in Excess of

Other Assets – (4.5)%

$

(893,620)

Net Assets – 100.0%

$19,726,581

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

100

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

MID-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 100.7%

Kinetic Concepts, Inc.*

4,326

$

123,680

ResMed, Inc.*

2,871

123,453

CONSUMER DISCRETIONARY 30.2%

Gen-Probe, Inc.*

2,166

114,906

Aeropostale, Inc.*

9,439

$

303,086

Hologic, Inc.*

5,815

112,404

DreamWorks Animation

Community Health

SKG, Inc. — Class A*

9,463

297,611

Systems, Inc.*

3,549

104,021

NVR, Inc.*

470

268,840

Henry Schein, Inc.*

1,542

83,021

Urban Outfitters, Inc.*

7,775

247,789

Covance, Inc.*

869

76,828

Toll Brothers, Inc.*

9,798

247,204

Cerner Corp.*

1,704

76,067

Ross Stores, Inc.

6,011

221,265

Affymetrix, Inc.*

8,628

66,781

Strayer Education, Inc.

1,017

203,664

Charles River Laboratories

Marvel Entertainment, Inc.*

5,580

190,501

International, Inc.*

1,015

56,363

ITT Educational Services, Inc.*

2,068

167,322

Medicis Pharmaceutical

Dollar Tree, Inc.*

4,441

161,475

Corp. — Class A

2,969

44,268

Corinthian Colleges, Inc.*

10,658

159,870

Total Health Care

2,903,307

The Warnaco Group, Inc.*

3,341

151,314

INFORMATION TECHNOLOGY 17.8%

Under Armour, Inc.*

4,750

150,860

Digital River, Inc.*

8,545

276,858

Timberland Co. — Class A*

8,395

145,821

Flir Systems, Inc.*

5,670

217,841

Advance Auto Parts, Inc.

3,599

142,736

F5 Networks, Inc.*

8,515

199,081

Chico’s FAS, Inc.*

25,559

139,808

Silicon Laboratories, Inc.*

5,189

159,302

Matthews International

DST Systems, Inc.*

2,758

154,420

Corp. — Class A

2,693

136,643

Cree, Inc.*

6,745

153,651

Career Education Corp.*

7,805

127,612

Western Digital Corp.*

7,095

151,265

John Wiley & Sons, Inc. —

ACI Worldwide, Inc.*

8,522

149,305

Class A

2,620

105,979

FactSet Research Systems Inc.

2,825

147,606

Valassis Communications, Inc.*

11,193

96,931

McAfee, Inc.*

3,780

128,369

American Eagle Outfitters, Inc.

5,972

91,073

Global Payments, Inc.

2,755

123,589

priceline.com, Inc.*

1,285

87,933

Plantronics, Inc.

5,434

122,374

O’Reilly Automotive, Inc.*

3,174

84,968

Alliance Data Systems Corp.*

1,754

111,169

Scientific Games Corp. —

ANSYS, Inc.*

2,380

90,131

Class A*

3,468

79,833

SRA International, Inc. —

Williams-Sonoma, Inc.

4,824

78,052

Class A*

3,625

82,034

Chipotle Mexican Grill, Inc. —

Gartner, Inc. — Class A*

3,281

74,413

Class A*

1,286

71,360

Fair Isaac Corp.

3,148

72,561

Cheesecake Factory, Inc.*

4,846

70,849

Macrovision Solutions Corp.*

4,425

68,057

Sotheby’s

3,397

68,144

ValueClick, Inc.*

6,385

65,319

Pacific Sunwear of

Trimble Navigation Ltd.*

2,360

61,030

California, Inc.*

10,030

67,502

Guess?, Inc.

1,795

62,448

Total Information Technology

2,608,375

Total Consumer Discretionary

4,428,493

INDUSTRIALS 10.0%

Navigant Consulting, Inc.*

11,397

226,686

HEALTH CARE 19.8%

Joy Global, Inc.

3,540

159,796

Psychiatric Solutions, Inc.*

8,593

326,104

Alliant Techsystems, Inc.*

1,660

155,940

United Therapeutics Corp.*

2,360

248,201

Dun & Bradstreet Corp.

1,505

142,012

Sepracor, Inc.*

10,796

197,675

Graco, Inc.

3,964

141,158

Invitrogen Corp.*

5,200

196,560

Korn/Ferry International, Inc.*

7,417

132,171

Endo Pharmaceuticals

Rollins, Inc.

5,519

104,751

Holdings, Inc.*

7,551

151,020

Donaldson Co., Inc.

2,353

98,614

VCA Antech, Inc.*

4,920

144,992

Copart, Inc.*

2,293

87,134

Techne Corp.*

1,987

143,303

Corporate Executive Board Co.

2,498

78,062

Pharmaceutical Product

Stericycle, Inc.*

1,204

70,928

Development, Inc.

3,213

132,858

Mine Safety Appliances Co.

1,831

69,798

Apria Healthcare Group, Inc.*

7,028

128,191

IDEXX Laboratories, Inc.*

2,320

127,136

Total Industrials

1,467,050

Lincare Holdings, Inc.*

4,170

125,475

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

101

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

MID-CAP GROWTH FUND

MARKET

FACE

MARKET

SHARES

VALUE

AMOUNT

VALUE

ENERGY 8.2%

REPURCHASE AGREEMENTS 0.8%

Encore Acquisition Co.*

8,761

$

366,035

Repurchase Agreements (Note 5)

Cimarex Energy Co.

4,163

203,612

Morgan Stanley

Helix Energy Solutions

issued 09/30/08 at 0.05%

Group, Inc.*

4,910

119,215

due 10/01/08

$50,774

$

50,774

FMC Technologies, Inc.*

2,288

106,506

Mizuho Financial Group, Inc.

Frontier Oil Corp.

4,959

91,345

issued 09/30/08 at 0.26%

Denbury Resources, Inc.*

4,405

83,871

due 10/01/08

42,058

42,058

Oceaneering International, Inc.*

1,560

83,179

Morgan Stanley

Newfield Exploration Co.*

2,207

70,602

issued 09/30/08 at 0.10%

Quicksilver Resources, Inc.*

3,548

69,647

due 10/01/08

29,775

29,775

Total Energy

1,194,012

Total Repurchase Agreements

FINANCIALS 6.5%

(Cost $122,607)

122,607

Philadelphia Consolidated

Total Investments 101.5%

Holding Corp.*

4,291

251,324

(Cost $13,202,359)

$14,882,858

Brown & Brown, Inc.

6,390

138,152

Liabilities in Excess of

W.R. Berkley Corp.

5,706

134,376

Other Assets – (1.5)%

$

(217,520)

Jones Lang LaSalle, Inc.

3,006

130,701

Net Assets – 100.0%

$14,665,338

Eaton Vance Corp.

3,156

111,186

SEI Investments Co.

4,257

94,505

Affiliated Managers Group, Inc.*

1,110

91,964

Total Financials

952,208

MATERIALS 4.2%

Cleveland-Cliffs, Inc.

4,792

253,688

Steel Dynamics, Inc.

8,028

137,199

Commercial Metals Co.

7,421

125,341

Terra Industries, Inc.

3,527

103,694

Total Materials

619,922

CONSUMER STAPLES 4.0%

Hansen Natural Corp.*

6,137

185,644

Energizer Holdings, Inc.*

1,943

156,509

NBTY, Inc.*

4,517

133,342

Church & Dwight Co., Inc.

1,794

111,389

Total Consumer Staples

586,884

Total Common Stocks

(Cost $13,079,752)

14,760,251

* Non-Income Producing Security.

102

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

LARGE-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

COMMON STOCKS 101.0%

Polo Ralph Lauren Corp.

820

$

54,645

Omnicom Group, Inc.

1,403

54,100

HEALTH CARE 19.9%

McGraw-Hill Companies, Inc.

1,460

46,151

Express Scripts, Inc.*

1,993

$

147,123

Harman International

Varian Medical Systems, Inc.*

2,457

140,368

Industries, Inc.

1,308

44,563

Zimmer Holdings, Inc.*

2,174

140,353

GameStop Corp. — Class A*

1,080

36,947

Intuitive Surgical, Inc.*

550

132,539

International Game

DaVita, Inc.*

2,190

124,852

Technology, Inc.

1,737

29,842

Amgen, Inc.*

2,094

124,111

Total Consumer Discretionary

2,271,773

Gilead Sciences, Inc.*

2,282

104,014

INFORMATION TECHNOLOGY 18.8%

St. Jude Medical, Inc.*

2,365

102,854

Google, Inc. — Class A*

292

116,952

Forest Laboratories, Inc.*

3,499

98,952

Intuit, Inc.*

3,692

116,704

Barr Pharmaceuticals, Inc.*

1,464

95,599

Yahoo!, Inc.*

6,087

105,305

Celgene Corp.*

1,494

94,540

Qualcomm, Inc.

2,378

102,183

IMS Health, Inc.

4,863

91,959

Cognizant Technology

Medtronic, Inc.

1,804

90,380

Solutions Corp. — Class A*

4,444

101,456

Waters Corp.*

1,460

84,943

Lexmark International, Inc.*

2,886

93,997

Patterson Companies, Inc.*

2,696

81,985

Adobe Systems, Inc.*

2,348

92,675

Laboratory Corporation of

Fiserv, Inc.*

1,840

87,069

America Holdings*

1,119

77,771

Oracle Corp.*

4,281

86,947

Biogen Idec, Inc.*

1,540

77,447

Symantec Corp.*

4,386

85,878

Stryker Corp.

1,220

76,006

Dell, Inc.*

5,059

83,372

Quest Diagnostics, Inc.

1,390

71,821

Cisco Systems, Inc.*

3,435

77,494

Hospira, Inc.*

1,873

71,549

Apple, Inc.*

670

76,152

Johnson & Johnson, Inc.

1,008

69,834

eBay, Inc.*

3,282

73,451

Coventry Health Care, Inc.*

2,114

68,811

Amphenol Corp. — Class A

1,790

71,851

C.R. Bard, Inc.

656

62,235

Autodesk, Inc.*

2,038

68,375

Genzyme Corp.*

740

59,859

Salesforce.com, Inc.*

1,310

63,404

Becton, Dickinson & Co.

680

54,577

QLogic Corp.*†

4,118

63,252

UnitedHealth Group, Inc.

2,105

53,446

SanDisk Corp.*

3,218

62,912

Total Health Care

2,397,928

MasterCard, Inc.

350

62,065

CONSUMER DISCRETIONARY 18.9%

Microsoft Corp.

2,310

61,654

Sears Holdings Corp.*

1,845

172,507

Western Union Co.

2,340

57,728

Coach, Inc.*

5,481

137,244

NetApp, Inc.*

3,068

55,930

Amazon.com, Inc.*

1,809

131,623

Harris Corp.

1,176

54,331

Bed Bath & Beyond, Inc.*

4,149

130,320

Total System Services, Inc.

3,259

53,448

Apollo Group, Inc. — Class A*

2,160

128,088

Citrix Systems, Inc.*

1,841

46,504

TJX Companies, Inc.

4,053

123,697

Motorola, Inc.

6,250

44,625

AutoZone, Inc.*

950

117,173

Akamai Technologies, Inc.*

2,440

42,554

H&R Block, Inc.

4,965

112,954

Electronic Arts, Inc.*

1,083

40,060

Lowe’s Companies, Inc.

4,091

96,916

National Semiconductor Corp.

2,250

38,722

Harley-Davidson, Inc.

2,449

91,348

BMC Software, Inc.*

1,070

30,634

Darden Restaurants, Inc.

3,190

91,330

Nvidia Corp.*

1,873

20,060

Black & Decker Corp.

1,478

89,788

MEMC Electronic

Starbucks Corp.*

5,700

84,759

Materials, Inc.*

680

19,217

Yum! Brands, Inc.

2,502

81,590

Total Information Technology

2,256,961

Kohl’s Corp.*

1,688

77,783

ENERGY 12.8%

Expedia, Inc.*

4,810

72,679

XTO Energy, Inc.

2,955

137,467

Goodyear Tire & Rubber Co.*

4,580

70,120

Apache Corp.

1,120

116,794

Nike, Inc. — Class B

1,010

67,569

EOG Resources, Inc.

1,300

116,298

Abercrombie & Fitch Co. —

ConocoPhillips

1,330

97,423

Class A

1,660

65,487

Chesapeake Energy Corp.

2,570

92,160

Best Buy Company, Inc.

1,668

62,550

Schlumberger Ltd.

1,130

88,242

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

103

SCHEDULE OF INVESTMENTS (Unaudited) (continued)

September 30, 2008

LARGE-CAP GROWTH FUND

MARKET

MARKET

SHARES

VALUE

SHARES

VALUE

Sunoco, Inc.

2,350

$

83,613

FINANCIALS 7.2%

Devon Energy Corp.

915

83,448

Moody’s Corp.†

4,100

$

139,400

Murphy Oil Corp.

1,230

78,892

Progressive Corp.

7,221

125,645

Exxon Mobil Corp.

990

76,884

CB Richard Ellis Group, Inc. —

Halliburton Co.

2,270

73,525

Class A*

7,890

105,489

Transocean, Inc.*

660

72,494

Leucadia National Corp.

2,166

98,423

BJ Services Co.

3,369

64,449

SLM Corp.*

6,068

74,879

Pioneer Natural Resources Co.

1,080

56,462

IntercontinentalExchange, Inc.*

910

73,419

Smith International, Inc.

935

54,828

CME Group, Inc.

188

69,844

Valero Energy Corp.

1,730

52,419

Federated Investors, Inc. —

Southwestern Energy Co.*

1,360

41,534

Class B

2,296

66,239

Cabot Oil & Gas Corp.

1,140

41,200

Franklin Resources, Inc.

530

46,709

Consol Energy, Inc.

816

37,446

American Express Co.

1,134

40,178

Baker Hughes, Inc.

610

36,929

NYSE Euronext

566

22,176

Cameron International Corp.*

912

35,149

Total Financials

862,401

Total Energy

1,537,656

MATERIALS 5.5%

CONSUMER STAPLES 9.0%

United States Steel Corp.

1,400

108,654

Anheuser-Busch

Ball Corp.

2,643

104,372

Companies, Inc.

1,770

114,838

Nucor Corp.

2,378

93,931

Clorox Co.

1,810

113,469

Freeport-McMoRan

Avon Products, Inc.

2,494

103,675

Copper & Gold, Inc.

1,320

75,042

UST, Inc.

1,529

101,740

Ecolab, Inc.

1,324

64,240

Kellogg Co.

1,655

92,845

Sigma-Aldrich Corp.

1,190

62,380

Hershey Co.

2,254

89,123

Titanium Metals Corp.

5,049

57,256

Campbell Soup Co.

2,230

86,078

CF Industries Holdings, Inc.

580

53,047

Colgate-Palmolive Co.

1,134

85,447

Pactiv Corp.*

2,000

49,660

Estee Lauder

Total Materials

668,582

Companies, Inc. — Class A

1,676

83,649

UTILITIES 1.0%

Wm. Wrigley Jr. Co.

1,007

79,956

Questar Corp.

1,188

48,613

Pepsi Bottling Group, Inc.

2,265

66,070

AES Corp.*

3,907

45,673

PepsiCo, Inc.

878

62,575

Constellation Energy Group, Inc.

890

21,627

Total Consumer Staples

1,079,465

Total Utilities

115,913

INDUSTRIALS 7.9%

Total Common Stocks

Lockheed Martin Corp.

760

83,349

(Cost $11,180,457)

12,145,392

Caterpillar, Inc.

1,350

80,460

Expeditors International of

SECURITIES LENDING COLLATERAL 0.1%

Washington, Inc.

2,160

75,254

Mount Vernon Securities Lending

L-3 Communications

Trust Prime Portfolio (Note 9)

8,704

8,704

Holdings, Inc.

764

75,117

Total Securities Lending Collateral

CH Robinson Worldwide, Inc.

1,350

68,796

(Cost $8,704)

8,704

Cummins, Inc.

1,560

68,203

Pitney Bowes, Inc.

2,000

66,520

Danaher Corp.

945

65,583

Rockwell Collins, Inc.

1,250

60,113

Fastenal Co.

1,180

58,280

Equifax, Inc.

1,640

56,498

General Dynamics Corp.

754

55,509

ITT Corporation

938

52,162

Terex Corp.*

1,090

33,267

Rockwell Automation, Inc.

820

30,619

Jacobs Engineering Group, Inc.*

460

24,983

Total Industrials

954,713

104

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (Unaudited) (concluded)

September 30, 2008

LARGE-CAP GROWTH FUND

FACE

MARKET

AMOUNT

VALUE

REPURCHASE AGREEMENTS 0.7%

Repurchase Agreements (Note 5)

Morgan Stanley

issued 09/30/08 at 0.05%

due 10/01/08

$34,755

$

34,755

Mizuho Financial Group, Inc.

issued 09/30/08 at 0.26%

due 10/01/08

28,788

28,788

Morgan Stanley

issued 09/30/08 at 0.10%

due 10/01/08

20,381

20,381

Total Repurchase Agreements

(Cost $83,924)

83,924

Total Investments 101.8%

(Cost $11,273,085)

$12,238,020

Liabilities in Excess of

Other Assets – (1.8)%

$

(213,465)

Net Assets – 100.0%

$12,024,555

* Non-Income Producing Security.

† All or a portion of this security is on loan at September 30, 2008 — See Note 9.

See Notes to Financial Statements.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

105

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2008

U.S. GOVERNMENT MONEY MARKET FUND

FACE

MARKET

FACE

MARKET

AMOUNT

VALUE

AMOUNT

VALUE

FEDERAL AGENCY DISCOUNT NOTES 73.3%

REPURCHASE AGREEMENTS 21.7%

Fannie Mae*

Repurchase Agreements (Note 5)

2.50% due 01/12/09

$100,000,000

$

99,284,722

Morgan Stanley

2.48% due 10/27/08

50,000,000

49,910,444

issued 09/30/08 at 0.05%

2.28% due 01/28/09

50,000,000

49,623,167

due 10/01/08

$132,489,714

$

132,489,714

2.76% due 01/26/09

25,000,000

24,775,750

Mizuho Financial Group, Inc.

2.77% due 02/02/09

25,000,000

24,761,472

issued 09/30/08 at 0.26%

2.79% due 02/25/09

25,000,000

24,715,187

due 10/01/08

109,744,472

109,744,472

2.66% due 01/05/09

10,000,000

9,929,067

Morgan Stanley

Farmer Mac*

issued 09/30/08 at 0.10%

2.20% due 10/01/08

25,000,000

25,000,000

due 10/01/08

77,695,201

77,695,201

2.34% due 10/14/08

25,000,000

24,978,875

Total Repurchase Agreements

2.35% due 10/16/08

25,000,000

24,975,521

(Cost $319,929,387)

319,929,387

2.50% due 12/12/08

25,000,000

24,875,000

Total Investments 106.6%

Federal Farm Credit*

(Cost $1,569,900,143)

$1,569,900,143

2.15% due 10/23/08

25,000,000

24,967,153

2.18% due 10/29/08

25,000,000

24,957,611

Liabilities in Excess of

Federal Home Loan Bank*

Other Assets – (6.6)%

$

(97,344,938)

2.56% due 10/02/08

50,000,000

49,996,444

Net Assets – 100.0%

$1,472,555,205

2.62% due 10/07/08

50,000,000

49,978,167

2.47% due 10/10/08

50,000,000

49,969,125

2.50% due 10/27/08

50,000,000

49,909,722

2.80% due 12/17/08

50,000,000

49,696,904

2.31% due 01/12/09

50,000,000

49,669,542

2.61% due 01/15/09

50,000,000

49,615,750

3.30% due 01/02/09

50,000,000

49,573,750

3.10% due 01/12/09

50,000,000

49,556,528

2.46% due 11/14/08

25,000,000

24,924,833

3.29% due 01/02/09

25,000,000

24,787,521

2.80% due 02/17/09

25,000,000

24,729,722

Freddie Mac*

2.32% due 10/06/08

25,000,000

24,991,944

2.02% due 10/14/08

25,000,000

24,981,764

2.09% due 10/20/08

25,000,000

24,972,424

2.33% due 10/31/08

25,000,000

24,951,458

2.41% due 11/19/08

25,000,000

24,917,993

Total Federal Agency Discount Notes

(Cost $1,079,977,560)
1,079,977,560

FEDERAL AGENCY BONDS 11.6%

Federal Home Loan Bank*

3.25% due 01/14/09

50,000,000

50,000,000

2.88% due 01/30/09

50,000,000

49,996,639

2.26% due 10/10/08

25,000,000

24,998,754

2.80% due 03/17/09

15,000,000

15,000,000

2.85% due 03/04/09

15,000,000

15,000,000

2.23% due 03/12/09

15,000,000

14,997,803

Total Federal Agency Bonds

(Cost $169,993,196)

169,993,196

* The issuer is a publicly traded company that operates under a Congressional charter; its securities are neither issued nor guaranteed by the

U.S. Government.

106

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

This page intentionally left blank.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

107

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

Inverse

S&P 500

Nova

S&P 500

Strategy

NASDAQ-100®

Fund

Fund

Fund

Fund

ASSETS

Investment Securities

$

81,491,953

$105,792,698

$198,800,799

$

560,542,757

Repurchase Agreements

10,533,202

38,833,784

112,395,018

18,783,317

Total Investments

92,025,155

144,626,482

311,195,817

579,326,074

Segregated Cash with Broker

4,807,681

3,758,421

24,967,152

1,413,677

Cash

—

2,991

—

—

Deposits with Brokers for Securities Sold Short

—

—

—

—

Receivable for Swap Units Sold

3,314

3,480

—

—

Variation Margin on Futures Contracts

3,037,696

2,413,287

1,440,000

1,194,908

Receivable for Securities Sold

—

1,556,135

—

115,309

Receivable for Fund Shares Sold

316,233

517,140

5,039,210

2,180,223

Investment Income Receivable

127,420

107,913

419

33,332

Total Assets

100,317,499

152,985,849

342,642,598

584,263,523

LIABILITIES

Short Sales at Market Value

—

—

—

—

Payable for Swap Units Sold

—

—

98,118

2,541

Variation Margin on Futures Contracts

—

—

16,518,323

—

Payable upon Return of Securities Loaned

85,572

41,536

—

29,320,434

Payable for Securities Purchased

1,670,436

—

—

117,728

Payable for Fund Shares Redeemed

2,483,186

2,108,259

2,315,006

4,040,487

Investment Advisory Fees Payable

61,312

70,384

228,612

364,792

Transfer Agent and Administrative Fees Payable

20,437

23,461

63,503

121,597

Distribution and Service Fees Payable

26,045

28,894

31,555

17,856

Portfolio Accounting Fees Payable

8,175

9,385

24,017

39,217

Custody Fees Payable

2,458

3,187

7,620

14,592

Short Sales Dividends Payable

—

—

—

—

Dividends Payable

—

—

—

—

Other Liabilities

63,250

36,338

138,538

382,183

Total Liabilities

4,420,871

2,321,444

19,425,292

34,421,427

NET ASSETS

$

95,896,628

$150,664,405

$323,217,306

$

549,842,096

NET ASSETS CONSIST OF

Paid-In Capital

$272,353,003

$166,300,700

$580,857,049

$1,107,598,949

Undistributed Net Investment Income (Loss)

798,828

197,157

4,917,755

(2,367,907)

Accumulated Net Realized Loss on Investments

(184,523,801)

(9,864,841)

(271,087,832)

(743,720,354)

Net Unrealized Appreciation (Depreciation) on Investments

7,268,598

(5,968,611)

8,530,334

188,331,408

NET ASSETS

$

95,896,628

$150,664,405

$323,217,306

$

549,842,096

Investor Class

$

55,021,460

N/A

$256,726,785

$

519,826,973

Advisor Class

16,773,465

N/A

14,450,569

15,144,488

A-Class

4,173,656

$

8,154,604

27,207,740

4,383,408

C-Class

19,928,047

6,553,267

24,832,212

10,487,227

H-Class

N/A

135,956,534

N/A

N/A

SHARES OUTSTANDING

Investor Class

2,558,044

N/A

5,846,938

49,138,044

Advisor Class

826,098

N/A

349,992

1,508,551

A-Class

203,173

353,613

653,617

431,706

C-Class

1,007,828

289,479

614,360

1,074,213

H-Class

N/A

5,901,234

N/A

N/A

NET ASSET VALUES

Investor Class

$21.51

N/A

$43.91

$10.58

Advisor Class

20.30

N/A

41.29

10.04

A-Class

20.54

$23.06

41.63

10.15

A-Class Maximum Offering Price*

21.56

24.21

43.71

10.66

C-Class

19.77

22.64

40.42

9.76

H-Class

N/A

23.04

N/A

N/A

Cost of Investments

$

83,220,590

$149,374,599

$311,195,817

$

390,261,545

Proceeds from Short Sales

—

—

—

—

* Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

108

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2008

Inverse

Inverse

Inverse

Government

Inverse

NASDAQ-100®

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Long Bond

Government

Strategy

1.5x Strategy

Strategy

1.5x Strategy

Russell 2000®

Strategy

1.2x Strategy

Long Bond

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Strategy Fund

$

—

$14,885,548

$

—

$ 18,127,464

$16,396,645

$

—

$ 48,432,031

$373,102,027

67,175,468

1,758,868

3,732,213

7,570,568

24,868,133

39,944,801

2,040,078

81,214,969

67,175,468

16,644,416

3,732,213

25,698,032

41,264,778

39,944,801

50,472,109

454,316,996

6,090,091

480,001

3,200

709,800

974,400

1,488,804

417,500

15,324,148

—

—

—

—

101,100

—

—

—

—

—

—

—

—

1,412

—

—

24,101

—

559,674

—

—

1,246,002

—

—

—

408,014

—

575,411

1,967,127

—

—

14,030,001

—

—

—

63,911

20,834

—

—

—

1,109,765

261,445

802,964

39,327

121,505

75,435

1,717,861

2,938,178

250

16,478

—

20,964

6,555

154

798,880

303

74,399,675

17,810,354

5,098,051

27,107,445

44,456,299

42,756,608

53,406,350

486,609,626

—

—

—

—

—

1,584

—

—

—

83,514

—

816,044

408,984

—

—

—

4,036,527

—

2,346

—

—

1,087,348

553,188

—

—

20,776

—

221,094

3,879

—

—

—

—

—

—

—

10,154,964

—

1,534,538

—

1,030,369

135,016

38,101

149,496

1,131

195,831

565,682

3,530,865

47,395

13,983

4,225

22,294

23,383

30,646

28,453

333,794

13,165

3,884

1,174

6,193

7,794

8,513

11,381

92,721

5,934

8,915

1,813

13,697

8,382

12,646

17,647

125,886

5,266

1,554

469

2,477

3,118

3,405

5,691

32,776

1,580

466

141

743

935

1,022

1,876

11,127

—

—

—

—

—

5,790

—

—

—

—

—

—

—

—

223

—

37,856

13,572

5,121

16,965

10,218

23,088

31,440

234,069

5,178,092

281,680

53,390

1,249,003

10,622,788

1,369,873

2,750,119

4,361,238

$

69,221,583

$17,528,674

$

5,044,661

$ 25,858,442

$33,833,511

$41,386,735

$ 50,656,231

$482,248,388

$190,624,450

$27,676,214

$11,241,939

$ 37,198,474

$36,099,831

$74,457,177

$ 55,896,078

$764,837,429

833,423

(16,350)

43,243

(21,616)

8,431

225,254

183,622

(3,080,086)

(125,953,106)

(8,661,215)

(6,237,559)

(10,834,106)

(1,414,511)

(33,878,743)

(6,841,515)

(289,994,798)

3,716,816

(1,469,975)

(2,962)

(484,310)

(860,240)

583,047

1,418,046

10,485,843

$

69,221,583

$17,528,674

$

5,044,661

$ 25,858,442

$33,833,511

$41,386,735

$ 50,656,231

$482,248,388

$

59,521,099

N/A

N/A

N/A

N/A

N/A

$ 19,590,579

$253,040,072

932,494

N/A

N/A

N/A

N/A

N/A

11,267,005

36,120,548

3,352,822

$

1,082,478

$

732,942

$

1,588,018

$

3,895,304

$

2,885,824

13,613,573

60,453,105

5,415,168

7,213,767

771,759

11,269,958

908,271

7,278,670

6,185,074

132,634,663

N/A

9,232,429

3,539,960

13,000,466

29,029,936

31,222,241

N/A

N/A

2,598,336

N/A

N/A

N/A

N/A

N/A

1,670,994

15,048,488

41,800

N/A

N/A

N/A

N/A

N/A

965,323

2,204,017

148,638

38,289

18,566

58,234

168,143

76,803

1,159,915

3,652,028

257,352

269,966

20,312

438,169

39,847

200,812

528,204

8,515,852

N/A

326,406

89,707

476,855

1,252,833

830,416

N/A

N/A

$22.91

N/A

N/A

N/A

N/A

N/A

$11.72

$16.81

22.31

N/A

N/A

N/A

N/A

N/A

11.67

16.39

22.56

$28.27

$39.48

$27.27

$23.17

$37.57

11.74

16.55

23.69

29.68

41.45

28.63

24.33

39.44

12.33

17.38

21.04

26.72

37.99

25.72

22.79

36.25

11.71

15.58

N/A

28.29

39.46

27.26

23.17

37.60

N/A

N/A

$

67,175,468

$17,346,856

$

3,732,213

$ 25,629,896

$41,707,109

$39,944,801

$ 49,039,745

$454,372,848

—

—

—

—

—

1,412

—

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

109

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)

Inverse

High Yield

High Yield

Europe

Japan

Strategy

Strategy

1.25x Strategy

2x Strategy

Fund

Fund

Fund

Fund

ASSETS

Investment Securities

$

—

$

—

$

8,576,373

$

—

Repurchase Agreements

21,972,507

15,841,036

5,929,776

428,485

Total Investments

21,972,507

15,841,036

14,506,149

428,485

Unrealized Appreciation on Swap

—

599,354

—

—

Unamortized Upfront Premiums Received

—

1,139,708

—

—

Segregated Cash with Broker

193,600

169,600

1,806,421

1,844,559

Cash

—

—

1,531

—

Receivable for Credit Default Swap Settlement

25,000

—

—

—

Receivable for Swap Units Sold

—

—

24,288

29,483

Variation Margin on Futures Contracts

—

92,087

125,273

174,141

Receivable for Securities Sold

—

—

301,658

—

Receivable for Fund Shares Sold

25,495

607,683

593,046

614,176

Investment Income Receivable

117

—

50,236

—

Receivable from Advisor

—

—

—

17,395

Other Assets

—

—

—

—

Total Assets

22,216,719

18,449,468

17,408,602

3,108,239

LIABILITIES

Payable for Credit Default Swap Settlement

—

21,875

—

—

Unamortized Upfront Premiums Paid

1,522,629

—

—

—

Unrealized Depreciation on Swap

464,871

—

—

—

Variation Margin on Futures Contracts

189,819

—

—

—

Payable upon Return of Securities Loaned

—

—

305,120

—

Payable for Fund Shares Redeemed

76,410

242,571

1,980,525

292,884

Investment Advisory Fees Payable

29,134

8,561

12,210

1,753

Transfer Agent and Administrative Fees Payable

9,711

2,854

3,392

584

Distribution and Service Fees Payable

10,084

4,520

5,408

768

Portfolio Accounting Fees Payable

3,884

1,142

1,357

234

Custody Fees Payable

1,165

342

407

70

Dividends Payable

—

—

—

—

Other Liabilities

23,745

8,335

16,535

1,783

Total Liabilities

2,331,452

290,200

2,324,954

298,076

NET ASSETS

$19,885,267

$18,159,268

$15,083,648

$ 2,810,163

NET ASSETS CONSIST OF

Paid-In Capital

$24,765,962

$17,268,079

$25,350,016

$ 4,239,136

Undistributed Net Investment Income (Loss)

584,003

18,428

(2,401,758)

10,764

Accumulated Net Realized Gain (Loss) on Investments

(5,033,911)

226,226

(8,182,941)

(1,317,814)

Net Unrealized Appreciation (Depreciation) on Investments

(430,787)

646,535

318,331

(121,923)

NET ASSETS

$19,885,267

$18,159,268

$15,083,648

$ 2,810,163

Investor Class

N/A

N/A

N/A

N/A

Advisor Class

N/A

N/A

N/A

N/A

A-Class

$

8,432,860

$

1,685,235

$

889,402

$

127,164

C-Class

666,781

2,973,973

3,097,553

255,697

H-Class

10,785,626

13,500,060

11,096,693

2,427,302

SHARES OUTSTANDING

Investor Class

N/A

N/A

N/A

N/A

Advisor Class

N/A

N/A

N/A

N/A

A-Class

348,971

32,562

52,656

6,990

C-Class

27,918

57,894

195,082

14,106

H-Class

447,234

260,175

656,720

133,432

NET ASSET VALUES

Investor Class

N/A

N/A

N/A

N/A

Advisor Class

N/A

N/A

N/A

N/A

A-Class

$24.16

$51.75

$16.89

$18.19

A-Class Maximum Offering Price*

25.36

54.33

17.73

19.10

C-Class

23.88

51.37

15.88

18.13

H-Class

24.12

51.89

16.90

18.19

Cost of Investments

$21,972,507

$15,841,036

$14,079,231

$

428,485

* Net asset value adjusted for the maximum sales charge of 4.75% of offering price, calculated NAV/(1-4.75%).

110

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

September 30, 2008

U.S.

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Government

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$ 34,859,588

$

7,449,133

$14,607,496

$ 20,398,817

$ 14,760,251

$ 12,154,096

$1,249,970,756

331,832

35,911

263,750

221,384

122,607

83,924

319,929,387

35,191,420

7,485,044

14,871,246

20,620,201

14,882,858

12,238,020

1,569,900,143

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

2,113

—

—

—

—

—

9,008,975

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

527,023

52,443

296,832

387,524

—

372,290

—

4,400

15,430

23,442

521,832

19,223

5,290

62,819,485

48,535

11,158

64,313

5,463

4,769

7,791

603,718

—

—

—

—

—

—

—

—

—

—

—

—

—

1,572

35,773,491

7,564,075

15,255,833

21,535,020

14,906,850

12,623,391

1,642,333,893

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

1,516,971

182,767

80,059

480,527

—

8,704

—

867,060

24,067

755,754

1,300,712

197,958

558,197

168,103,108

17,237

5,013

13,848

10,639

12,710

8,234

536,384

5,746

1,671

4,616

3,546

4,237

2,745

214,554

12,949

2,330

5,890

4,284

6,114

5,048

177,564

2,298

668

1,846

1,419

1,695

1,098

58,998

704

201

573

476

776

514

34,176

—

—

—

—

—

—

30,041

7,198

5,319

11,373

6,836

18,022

14,296

623,863

2,430,163

222,036

873,959

1,808,439

241,512

598,836

169,778,688

$ 33,343,328

$

7,342,039

$14,381,874

$ 19,726,581

$ 14,665,338

$ 12,024,555

$1,472,555,205

$ 46,217,206

$10,296,476

$19,922,938

$ 24,615,751

$ 23,204,294

$ 21,524,791

$1,472,746,515

169,247

81,018

489,454

(49,935)

(203,457)

(85,619)

(20,987)

(13,341,283)

(3,741,616)

(7,018,226)

(5,440,189)

(10,015,998)

(10,379,552)

(170,323)

298,158

706,161

987,708

600,954

1,680,499

964,935

—

$ 33,343,328

$

7,342,039

$14,381,874

$ 19,726,581

$ 14,665,338

$ 12,024,555

$1,472,555,205

N/A

N/A

N/A

N/A

N/A

N/A

$1,118,020,463

N/A

N/A

N/A

N/A

N/A

N/A

178,219,792

$

232,107

$

594,771

$

245,640

$

225,675

$

4,841,745

$

1,685,968

34,253,308

11,748,234

1,066,662

1,644,791

1,759,366

2,195,859

2,759,114

142,061,642

21,362,987

5,680,606

12,491,443

17,741,540

7,627,734

7,579,473

N/A

N/A

N/A

N/A

N/A

N/A

N/A

1,118,481,227

N/A

N/A

N/A

N/A

N/A

N/A

178,481,262

9,389

21,609

14,574

8,300

191,512

76,064

34,239,728

492,895

40,178

102,050

66,897

90,038

128,833

142,079,421

865,341

206,390

740,691

652,110

301,404

342,002

N/A

N/A

N/A

N/A

N/A

N/A

N/A

$1.00

N/A

N/A

N/A

N/A

N/A

N/A

1.00

$24.72

$27.52

$16.85

$27.19

$25.28

$22.17

1.00

25.95

28.89

17.69

28.55

26.54

23.28

1.00

23.84

26.55

16.12

26.30

24.39

21.42

1.00

24.69

27.52

16.86

27.21

25.31

22.16

N/A

$ 34,893,262

$

6,778,883

$13,883,538

$ 20,019,247

$ 13,202,359

$ 11,273,085

$1,569,900,143

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

111

STATEMENTS OF OPERATIONS (Unaudited)

Inverse

S&P 500

Nova

S&P 500

Strategy

NASDAQ-100®

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

224,341

$

293,869

$

3,074,059

$

213,500

Income from Securities Lending, net

43,252

17,411

—

415,932

Dividends, Net of Foreign Tax Withheld

1,142,564

579,083

—

1,557,593

Total Income

1,410,157

890,363

3,074,059

2,187,025

EXPENSES

Investment Advisory Fees

492,743

322,497

1,244,615

2,587,809

Transfer Agent and Administrative Fees

164,248

107,499

345,726

862,603

Distribution & Service Fees:

Advisor Class

53,509

—

34,177

48,655

A-Class

10,850

5,175

20,689

5,888

C-Class

136,368

53,434

120,247

69,179

H-Class

—

88,965

—

—

Audit and Outside Service Fees

23,368

7,512

40,858

90,271

Portfolio Accounting Fees

65,699

43,000

134,558

266,427

Registration Fees

45,111

12,687

79,076

276,526

Short Sales Interest Expense

—

—

—

—

Short Sales Dividend Expense

—

—

—

—

Trustees’ Fees*

7,523

2,903

14,095

32,979

Custody Fees

18,416

11,812

36,310

90,604

Miscellaneous

25,496

40,281

75,032

223,991

Total Expenses

1,043,331

695,765

2,145,383

4,554,932

Net Investment Income (Loss)

366,826

194,598

928,676

(2,367,907)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

(2,107,136)

(3,530,572)

—

(2,800,992)

Equity Index Swaps

(2,226,983)

(2,885,001)

15,574,458

(454,560)

Futures Contracts

(3,828,124)

1,366,378

(1,994,171)

(2,598,383)

Securities Sold Short

—

—

—

—

Total Net Realized Gain (Loss)

(8,162,243)

(5,049,195)

13,580,287

(5,853,935)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

(9,513,383)

(5,715,867)

—

(56,704,116)

Equity Index Swaps

(156,965)

(2,172)

901,991

(126,350)

Futures Contracts

(1,655,123)

(1,759,801)

9,417,337

(695,332)

Securities Sold Short

—

—

—

—

Net Change in Unrealized Appreciation (Depreciation)

(11,325,471)

(7,477,840)

10,319,328

(57,525,798)

Net Gain (Loss) on Investments

(19,487,714)

(12,527,035)

23,899,615

(63,379,733)

Net Increase (Decrease) in Net Assets from Operations

$(19,120,888)

$(12,332,437)

$24,828,291

$(65,747,640)

Foreign Tax Withheld

$

—

$

—

$

—

$

28,322

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

112

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2008

Inverse

Inverse

Inverse

Government

Inverse

NASDAQ-100®

Mid-Cap

Mid-Cap

Russell 2000®

Russell 2000®

Long Bond

Government

Strategy

1.5x Strategy

Strategy

1.5x Strategy

Russell 2000®

Strategy

1.2x Strategy

Long Bond

Fund

Fund

Fund

Fund

Fund

Fund

Fund

Strategy Fund

$

629,344

$

111,808

$

116,033

$

113,490

$

100,063

$

621,861

$ 1,357,980

$

7,892,117

—

11,322

—

27,342

3,866

—

—

—

—

127,758

—

178,503

27,338

—

—

—

629,344

250,888

116,033

319,335

131,267

621,861

1,357,980

7,892,117

277,199

125,501

50,564

157,062

58,261

209,299

155,981

2,288,201

77,000

34,861

14,046

43,628

19,420

58,139

62,392

635,612

6,366

—

—

—

—

—

43,750

82,673

2,638

1,902

837

5,022

2,114

6,140

18,717

74,920

33,957

46,202

6,247

60,505

3,934

31,389

33,810

685,026

—

21,408

11,646

23,480

16,323

44,151

—

—

11,285

5,406

2,848

5,524

665

7,917

11,709

63,384

30,800

13,945

5,618

17,451

7,768

23,255

31,196

219,537

29,688

8,665

3,699

13,362

3,317

18,292

18,156

100,582

—

—

—

—

—

—

—

6,560,648

—

—

—

—

—

122,588

—

—

3,595

1,684

850

1,814

288

2,640

3,541

24,061

8,046

3,626

1,454

4,562

2,135

6,049

8,534

66,522

10,954

4,038

610

8,541

8,611

10,027

10,690

171,037

491,528

267,238

98,419

340,951

122,836

539,886

398,476

10,972,203

137,816

(16,350)

17,614

(21,616)

8,431

81,975

959,504

(3,080,086)

—

(372,170)

—

(743,300)

(194,259)

—

(23,537)

(41,459)

250

(493,084)

(876,938)

(930,471)

616,588

(1,625,506)

—

—

(1,061,589)

101,554

564,537

468,974

(1,163,999)

(1,053,343)

369,561

(19,622,245)

—

—

—

—

—

394,609

—

(11,633,154)

(1,061,339)

(763,700)

(312,401)

(1,204,797)

(741,670)

(2,284,240)

346,024

(31,296,858)

—

(1,015,365)

—

59,798

(460,219)

—

(2,306,535)

(44,995)

1,098,348

19,836

(1,158,618)

91,106

(12,486)

151,107

—

—

3,748,233

(962,719)

4,303

(797,460)

(434,624)

620,664

(845,208)

15,527,378

—

—

—

—

—

(1,780,527)

—

13,734,403

4,846,581

(1,958,248)

(1,154,315)

(646,556)

(907,329)

(1,008,756)

(3,151,743)

29,216,786

3,785,242

(2,721,948)

(1,466,716)

(1,851,353)

(1,648,999)

(3,292,996)

(2,805,719)

(2,080,072)

$ 3,923,058

$(2,738,298)

$(1,449,102)

$(1,872,969)

$(1,640,568)

$(3,211,021)

$(1,846,215)

$

(5,160,158)

$

—

$

—

$

—

$

75

$

11

$

—

$

—

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

113

STATEMENTS OF OPERATIONS (Unaudited) (concluded)

Inverse

High Yield

High Yield

Europe

Japan

Strategy

Strategy

1.25x Strategy

2x Strategy

Fund

Fund

Fund

Fund

INVESTMENT INCOME

Interest

$

808,662

$160,275

$

138,441

$

48,724

Income from Securities Lending, net

—

—

8,423

—

Dividends, Net of Foreign Tax Withheld

—

—

299,288

—

Total Income

808,662

160,275

446,152

48,724

EXPENSES

Investment Advisory Fees

288,428

64,598

118,895

18,547

Transfer Agent and Administrative Fees

96,143

21,533

33,026

6,182

Distribution & Service Fees:

Advisor Class

—

—

—

—

A-Class

31,018

2,180

1,799

824

C-Class

4,671

14,778

26,776

2,903

H-Class

63,957

15,658

24,533

4,633

Audit and Outside Service Fees

8,390

2,107

7,337

346

Portfolio Accounting Fees

38,457

8,613

13,211

2,473

Registration Fees

9,704

3,935

14,700

430

Trustees’ Fees*

2,800

988

2,070

186

Custody Fees

10,127

2,233

3,416

640

Miscellaneous

55,004

5,224

(1,478)

2,548

Total Expenses

608,699

141,847

244,285

39,712

Net Investment Income (Loss)

199,963

18,428

201,867

9,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investment Securities

—

—

81,629

—

Credit Default/Equity Index Swaps

(1,508,824)

279,991

(2,480,648)

(437,992)

Futures Contracts

(535,025)

478,810

(549,022)

(611,489)

Net Increase from Payments by Affiliates

—

—

—

17,395

Total Net Realized Gain (Loss)

(2,043,849)

758,801

(2,948,041)

(1,032,086)

Net Change in Unrealized Appreciation (Depreciation) on:

Investment Securities

—

—

(2,142,805)

—

Credit Default/Equity Index Swaps

147,302

(60,143)

(48,170)

(54,558)

Futures Contracts

(283,679)

121,300

(243,075)

(299,522)

Net Change in Unrealized Appreciation (Depreciation)

(136,377)

61,157

(2,434,050)

(354,080)

Net Gain (Loss) on Investments

(2,180,226)

819,958

(5,382,091)

(1,386,166)

Net Increase (Decrease) in Net Assets from Operations

$(1,980,263)

$838,386

$(5,180,224)

$(1,377,154)

Foreign Tax Withheld

$

—

$

—

$

44,895

$

—

*Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Period Ended September 30, 2008

U.S.

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Large-Cap

Government

Value

Value

Value

Growth

Growth

Growth

Money Market

Fund

Fund

Fund

Fund

Fund

Fund

Fund

$

1,299

$

471

$

982

$

957

$

3,455

$

1,704

$14,974,461

30,683

13,882

20,621

24,463

39,260

19,960

11,336

189,217

157,574

298,755

33,412

64,765

130,318

—

221,199

171,927

320,358

58,832

107,480

151,982

14,985,797

63,204

39,545

62,433

46,681

139,560

108,956

3,198,814

21,068

13,182

20,811

15,560

46,520

36,319

1,279,525

—

—

—

—

—

—

405,600

2,013

1,816

3,647

1,337

4,182

8,135

33,052

21,282

14,425

10,490

16,368

30,012

22,251

607,001

13,734

7,759

14,541

10,131

34,835

22,620

—

2,424

2,619

6,721

1,805

4,339

6,549

187,637

8,427

5,273

8,325

6,224

18,608

14,527

361,142

2,827

4,137

9,782

2,972

7,252

10,563

295,645

688

702

1,731

575

1,749

2,038

65,062

2,546

1,415

2,263

1,722

5,157

4,071

172,626

5,929

36

(6,518)

5,392

18,723

1,572

353,664

144,142

90,909

134,226

108,767

310,937

237,601

6,959,768

77,057

81,018

186,132

(49,935)

(203,457)

(85,619)

8,026,029

(4,964,950)

(704,269)

(3,089,600)

(713,660)

(2,352,566)

(1,279,771)

(39,306)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

(4,964,950)

(704,269)

(3,089,600)

(713,660)

(2,352,566)

(1,279,771)

(39,306)

1,330,705

219,706

(1,161,016)

(123,994)

(535,272)

(1,499,090)

—

—

—

—

—

—

—

—

—

—

—

—

—

—

—

1,330,705

219,706

(1,161,016)

(123,994)

(535,272)

(1,499,090)

—

(3,634,245)

(484,563)

(4,250,616)

(837,654)

(2,887,838)

(2,778,861)

(39,306)

$(3,557,188)

$(403,545)

$(4,064,484)

$(887,589)

$(3,091,295)

$(2,864,480)

$

7,986,723

$

295

$

—

$

—

$

—

$

—

$

—

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

115

STATEMENTS OF CHANGES IN NET ASSETS

Nova Fund

S&P 500 Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

FROM OPERATIONS

Net Investment Income (Loss)

$

366,826

$

1,814,491

$

194,598

$

390,281

Net Realized Gain (Loss) on Investments

(8,162,243)

(9,551,255)

(5,049,195)

(4,633,846)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(11,325,471)

(18,422,080)

(7,477,840)

949,099

Net Increase (Decrease) in Net Assets from Operations

(19,120,888)

(26,158,844)

(12,332,437)

(3,294,466)

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

(2,576,835)

—

—

Advisor Class

—

(587,393)

—

—

A-Class

—

(263,460)

—

(5,509)

C-Class

—

(872,315)

—

(22,779)

H-Class

—

—

—

(121,712)

Realized Gain on Investments

A-Class

—

—

—

—

C-Class

—

—

—

—

H-Class

—

—

—

—

Total Distributions to Shareholders

—

(4,300,003)

—

(150,000)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

138,413,663

341,259,500

—

—

Advisor Class

25,220,935

68,277,906

—

—

A-Class

6,401,650

14,230,806

12,924,482

19,984,413

C-Class

8,609,410

35,778,708

72,127,194

100,930,691

H-Class

—

—

343,301,874

243,409,668

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

2,412,637

—

—

Advisor Class

—

502,879

—

—

A-Class

—

215,508

—

3,583

C-Class

—

815,962

—

22,414

H-Class

—

—

—

121,524

Cost of Shares Redeemed

Investor Class

(147,499,788)

(362,877,907)

—

—

Advisor Class

(24,564,017)

(83,015,389)

—

—

A-Class

(13,126,820)

(16,109,773)

(6,484,678)

(19,732,723)

C-Class

(13,835,974)

(43,779,722)

(72,253,568)

(94,416,991)

H-Class

—

—

(275,775,418)

(168,129,248)

Net Increase (Decrease) in Net Assets From Share Transactions

(20,380,941)

(42,288,885)

73,839,886

82,193,331

Net Increase (Decrease) in Net Assets

(39,501,829)

(72,747,732)

61,507,449

78,748,865

NET ASSETS—BEGINNING OF PERIOD

135,398,457

208,146,189

89,156,956

10,408,091

NET ASSETS—END OF PERIOD

$

95,896,628

$ 135,398,457

$ 150,664,405

$

89,156,956

Undistributed Net Investment Income (Loss)—End of Period

$

798,828

$

432,002

$

197,157

$

2,559

† Unaudited

116

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Inverse

Inverse

Mid-Cap

S&P 500 Strategy Fund

NASDAQ-100® Fund

NASDAQ-100® Strategy Fund

1.5x Strategy Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

$

928,676

$

9,239,729

$

(2,367,907)

$

(3,871,579)

$

137,816

$

2,739,850

$

(16,350)

$

184,928

13,580,287

8,497,642

(5,853,935)

37,550,926

(1,061,339)

(8,791,690)

(763,700)

(4,634,390)

10,319,328

5,979,963

(57,525,798)

(35,808,024)

4,846,581

1,330,389

(1,958,248)

(4,432,221)

24,828,291

23,717,334

(65,747,640)

(2,128,677)

3,923,058

(4,721,451)

(2,738,298)

(8,881,683)

—

(10,150,499)

—

—

—

(2,469,997)

—

—

—

(544,365)

—

—

—

(93,712)

—

—

—

(417,734)

—

—

—

(220,499)

—

(13,285)

—

(1,287,404)

—

—

—

(365,790)

—

(81,268)

—

—

—

—

—

—

—

(155,448)

—

—

—

—

—

—

—

(86,908)

—

—

—

—

—

—

—

(531,658)

—

—

—

—

—

—

—

(1,016,946)

—

(12,400,002)

—

—

—

(3,149,998)

—

(1,885,513)

299,537,350

415,012,456

302,843,741

555,891,864

91,020,735

266,757,622

—

—

37,024,669

48,201,826

67,257,199

139,974,270

1,287,422

11,607,871

—

—

27,996,150

23,979,245

6,420,741

15,782,415

3,428,373

9,715,769

587,962

4,937,608

31,067,365

107,600,065

66,826,892

93,532,178

23,496,615

37,796,095

13,047,178

19,972,516

—

—

—

—

—

—

98,068,145

338,407,973

—

9,133,319

—

—

—

2,169,008

—

—

—

457,021

—

—

—

78,193

—

—

—

354,871

—

—

—

145,081

—

89,731

—

1,125,213

—

—

—

345,264

—

579,143

—

—

—

—

—

—

—

1,101,301

(285,031,784)

(504,104,091)

(338,516,143)

(573,819,417)

(94,776,531)

(308,127,363)

—

—

(35,444,193)

(60,172,882)

(65,727,187)

(132,669,492)

(4,027,789)

(18,768,096)

—

—

(11,972,027)

(26,601,648)

(7,789,458)

(13,135,349)

(2,130,391)

(11,615,256)

(955,875)

(5,770,358)

(40,607,344)

(120,326,325)

(65,220,370)

(92,744,657)

(25,979,353)

(47,225,030)

(12,997,913)

(26,383,646)

—

—

—

—

—

—

(99,204,441)

(345,280,940)

22,570,186

(105,340,930)

(33,904,585)

(7,188,188)

(7,680,919)

(57,120,842)

(1,454,944)

(12,346,672)

47,398,477

(94,023,598)

(99,652,225)

(9,316,865)

(3,757,861)

(64,992,291)

(4,193,242)

(23,113,868)

275,818,829

369,842,427

649,494,321

658,811,186

72,979,444

137,971,735

21,721,916

44,835,784

$ 323,217,306

$ 275,818,829

$ 549,842,096

$ 649,494,321

$ 69,221,583

$

72,979,444

$ 17,528,674

$

21,721,916

$

4,917,755

$

3,989,079

$

(2,367,907)

$

—

$

833,423

$

695,607

$

(16,350)

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

117

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Inverse

Russell 2000®

Mid-Cap Strategy Fund

1.5x Strategy Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

FROM OPERATIONS

Net Investment Income (Loss)

$

17,614

$

379,675

$

(21,616)

$

328,224

Net Realized Gain (Loss) on Investments

(312,401)

264,155

(1,204,797)

(6,256,309)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(1,154,315)

1,132,496

(646,556)

(7,678,425)

Net Increase (Decrease) in Net Assets from Operations

(1,449,102)

1,776,326

(1,872,969)

(13,606,510)

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

(14,414)

—

(11,847)

C-Class

—

(12,714)

—

(39,861)

H-Class

—

(392,699)

—

(53,601)

Total Distributions to Shareholders

—

(419,827)

—

(105,309)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

656,297

1,473,841

3,281,717

5,608,927

C-Class

3,839,155

19,784,055

9,487,297

27,002,919

H-Class

32,071,528

100,782,437

88,823,268

243,835,904

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

10,623

—

11,014

C-Class

—

11,651

—

35,684

H-Class

—

377,291

—

50,275

Cost of Shares Redeemed

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

(856,875)

(1,125,508)

(6,130,340)

(5,958,829)

C-Class

(4,590,317)

(19,223,442)

(8,378,166)

(31,943,301)

H-Class

(73,639,472)

(71,243,410)

(88,435,878)

(264,626,266)

Net Increase (Decrease) in Net Assets From Share Transactions

(42,519,684)

30,847,538

(1,352,102)

(25,983,673)

Net Increase (Decrease) in Net Assets

(43,968,786)

32,204,037

(3,225,071)

(39,695,492)

NET ASSETS—BEGINNING OF PERIOD

49,013,447

16,809,410

29,083,513

68,779,005

NET ASSETS—END OF PERIOD

$

5,044,661

$

49,013,447

$ 25,858,442

$

29,083,513

Undistributed Net Investment Income (Loss)—End of Period

$

43,243

$

25,629

$

(21,616)

$

—

† Unaudited

118

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Russell 2000®

Inverse

Government Long Bond

Inverse Government

Fund

Russell 2000® Strategy Fund

1.2x Strategy Fund

Long Bond Strategy Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

$

8,431

$

130,395

$

81,975

$

1,842,934

$

959,504

$

2,568,216

$

(3,080,086)

$

10,945,020

(741,670)

(214,609)

(2,284,240)

4,123,664

346,024

(1,773,685)

(31,296,858)

(28,527,890)

(907,329)

(361,722)

(1,008,756)

1,287,153

(3,151,743)

5,317,858

29,216,786

(24,199,216)

(1,640,568)

(445,936)

(3,211,021)

7,253,751

(1,846,215)

6,112,389

(5,160,158)

(41,782,086)

—

—

—

—

(390,897)

(1,420,257)

—

(8,268,999)

—

—

—

—

(251,631)

(415,210)

—

(1,048,257)

—

(3,218)

—

(262,498)

(236,215)

(478,407)

—
(1,181,600)

—

(6,072)

—

(314,182)

(80,761)

(254,342)

—

(5,301,155)

—

(24,871)

—

(1,673,321)

—

—

—

—

—

(34,161)

—

(2,250,001)

(959,504)

(2,568,216)

—

(15,800,011)

—

—

—

—

418,807,503

824,506,330

613,529,985

1,047,079,062

—

—

—

—

358,611,783

180,695,157

374,222,991

151,234,508

5,044,208

6,689,164

1,341,361

15,262,274

10,176,669

27,478,043

49,383,998

27,820,957

5,367,525

11,788,819

16,963,008

29,493,508

79,110,951

79,769,479

50,828,713

57,936,431

193,754,218

112,455,644

77,366,306

226,253,216

—

—

—

—

—

—

—

—

371,617

1,291,988

—

5,921,254

—

—

—

—

249,547

411,265

—

873,772

—

3,055

—

245,925

213,057

372,582

—

1,052,303

—

4,822

—

264,680

77,803

221,778

—

4,607,055

—

24,724

—

1,475,890

—

—

—

—

—

—

—

—

(429,210,810)

(837,686,520)

(596,271,937)

(1,097,133,564)

—

—

—

—

(371,398,155)

(166,581,027)

(362,661,749)

(167,400,041)

(1,814,522)

(6,005,450)

(4,896,261)

(19,266,022)

(16,469,588)

(20,498,724)

(24,923,722)

(58,850,467)

(5,150,878)

(11,713,559)

(15,454,939)

(32,705,884)

(79,567,570)

(89,766,321)

(41,319,899)

(130,620,082)

(167,639,814)

(121,115,706)

(86,227,267)

(237,600,325)

—

—

—

—

29,560,737

(7,868,487)

(10,907,792)

(16,576,738)

(29,027,193)

214,030

62,788,380

(157,478,812)

27,920,169

(8,348,584)

(14,118,813)

(11,572,988)

(31,832,912)

3,758,203

57,628,222

(215,060,909)

5,913,342

14,261,926

55,505,548

67,078,536

82,489,143

78,730,940

424,620,166

639,681,075

$

33,833,511

$

5,913,342

$ 41,386,735

$

55,505,548

$

50,656,231

$

82,489,143

$ 482,248,388

$

424,620,166

$

8,431

$

—

$

225,254

$

143,279

$

183,622

$

183,622

$

(3,080,086)

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

119

STATEMENTS OF CHANGES IN NET ASSETS (continued)

High Yield

Inverse High Yield

Strategy Fund

Strategy Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008*

2008†

2008*

FROM OPERATIONS

Net Investment Income

$

199,963

$

597,094

$

18,428

$

327,727

Net Realized Gain (Loss) on Investments

(2,043,849)

(2,022,664)

758,801

(1,151,097)

Net Change in Unrealized Appreciation (Depreciation) on Investments

(136,377)

(294,410)

61,157

585,378

Net Increase (Decrease) in Net Assets from Operations

(1,980,263)

(1,719,980)

838,386

(237,992)

Distributions to Shareholders from:

Net Investment Income

A-Class

—

(94,059)

—

—

C-Class

—

(3,119)

—

—

H-Class

—

(252,822)

—

—

Realized Gain on Investments

A-Class

—

—

—

—

C-Class

—

—

—

—

H-Class

—

—

—

—

Total Distributions to Shareholders

—

(350,000)

—

—

SHARE TRANSACTIONS

Proceeds from Shares Purchased

A-Class

159,284,004

49,111,859

4,034,411

18,335,302

C-Class

2,167,740

4,241,692

1,470,752

6,037,467

H-Class

291,932,025

298,135,020

135,440,159

159,139,664

Value of Shares Purchased through Dividend Reinvestment

A-Class

—

93,585

—

—

C-Class

—

3,048

—

—

H-Class

—

252,521

—

—

Cost of Shares Redeemed

A-Class

(159,985,023)

(37,905,292)

(4,046,659)

(16,310,916)

C-Class

(2,490,329)

(3,224,690)

(1,467,831)

(3,060,250)

H-Class

(344,864,090)

(232,816,560)

(129,276,267)

(152,736,958)

Net Increase (Decrease) in Net Assets From Share Transactions

(53,955,673)

77,891,183

6,154,565

11,404,309

Net Increase (Decrease) in Net Assets

(55,935,936)

75,821,203

6,992,951

11,166,317

NET ASSETS—BEGINNING OF PERIOD

75,821,203

—

11,166,317

—

NET ASSETS—END OF PERIOD

$

19,885,267

$

75,821,203

$

18,159,268

$

11,166,317

Undistributed Net Investment Income (Loss)—End of Period

$

584,003

$

384,040

$

18,428

$

—

* Since commencement of operations: April 16, 2007 — High Yield Strategy Fund and Inverse High Yield Strategy Fund; February 22, 2008 —

Japan 2x Strategy Fund.

† Unaudited

120

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Europe

Japan

Small-Cap

Mid-Cap

1.25x Strategy Fund

2x Strategy Fund

Value Fund

Value Fund

Period

Year

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008*

2008†

2008

2008†

2008

$

201,867

$

1,874,122

$

9,012

$

607

$

77,057

$

145,848

$

81,018

$

300,251

(2,948,041)

(583,438)

(1,032,086)

(285,728)

(4,964,950)

(3,529,923)

(704,269)

2,556,717

(2,434,050)

(4,787,080)

(354,080)

232,157

1,330,705

(4,152,139)

219,706

(4,572,641)

(5,180,224)

(3,496,396)

(1,377,154)

(52,964)

(3,557,188)

(7,536,214)

(403,545)

(1,715,673)

—

(27,890)

—

—

—

(18,247)

—

(78,237)

—

(143,919)

—

—

—

(7,413)

—

(41,598)

—

(573,127)

—

—

—

(28,903)

—

(157,115)

—

(84,392)

—

—

—

—

—

—

—

(435,477)

—

—

—

—

—

—

—

(1,734,199)

—

—

—

—

—

—

—

(2,999,004)

—

—

—

(54,563)

—

(276,950)

141,985

12,571,808

272,427

655,392

2,088,309

5,591,744

1,166,390

6,102,704

56,046,222

164,682,136

15,317,417

1,074,730

13,803,783

33,963,980

15,147,594

27,510,830

79,090,094

425,839,427

33,028,957

13,009,228

65,368,129

139,955,762

27,181,359

93,270,475

—

102,592

—

—

—

18,143

—

72,305

—

555,797

—

—

—

7,069

—

39,879

—

2,247,120

—

—

—

28,137

—

152,723

(688,172)

(22,788,995)

(618,042)

(56,585)

(4,500,468)

(5,725,821)

(3,427,380)

(7,404,551)

(58,161,762)

(167,193,672)

(15,153,076)

(829,607)

(15,276,777)

(20,857,249)

(14,630,880)

(34,318,144)

(85,733,554)

(458,269,642)

(34,778,807)

(7,681,753)

(93,130,862)

(93,517,092)

(28,082,491)

(162,625,394)

(9,305,187)

(42,253,429)

(1,931,124)

6,171,405

(31,647,886)

59,464,673

(2,645,408)

(77,199,173)

(14,485,411)

(48,748,829)

(3,308,278)

6,118,441

(35,205,074)

51,873,896

(3,048,953)

(79,191,796)

29,569,059

78,317,888

6,118,441

—

68,548,402

16,674,506

10,390,992

89,582,788

$ 15,083,648

$

29,569,059

$

2,810,163

$

6,118,441

$

33,343,328

$

68,548,402

$

7,342,039

$

10,390,992

$

(2,401,758)

$

(2,603,625)

$

10,764

$

1,752

$

169,247

$

92,190

$

81,018

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

121

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

Large-Cap

Small-Cap

Value Fund

Growth Fund

Period

Year

Period

Year

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

FROM OPERATIONS

Net Investment Income (Loss)

$

186,132

$

875,220

$

(49,935)

$

(181,870)

Net Realized Gain (Loss) on Investments

(3,089,600)

26,243,034

(713,660)

730,805

Net Change in Unrealized Appreciation (Depreciation) on Investments

(1,161,016)

(23,545,348)

(123,994)

(1,728,062)

Net Increase (Decrease) in Net Assets from Operations

(4,064,484)

3,572,906

(887,589)

(1,179,127)

Distributions to Shareholders from:

Net Investment Income

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

(259,465)

—

—

C-Class

—

(384,645)

—

—

H-Class

—

(580,308)

—

—

Realized Gain on Investments

A-Class

—

(765,247)

—

(101,616)

C-Class

—

(1,134,442)

—

(327,448)

H-Class

—

(1,711,515)

—

(222,904)

Total Distributions to Shareholders

—

(4,835,622)

—

(651,968)

SHARE TRANSACTIONS

Proceeds from Shares Purchased

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

2,249,004

8,142,461

886,307

8,648,656

C-Class

10,734,135

56,251,502

33,431,344

71,659,894

H-Class

112,559,295

236,489,451

61,634,135

116,986,235

Value of Shares Purchased through Dividend Reinvestment

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

—

993,745

—

101,611

C-Class

—

1,442,982

—

327,318

H-Class

—

2,241,255

—

222,054

Cost of Shares Redeemed

Investor Class

—

—

—

—

Advisor Class

—

—

—

—

A-Class

(5,624,672)

(8,107,705)

(2,605,569)

(7,810,332)

C-Class

(10,650,074)

(76,358,825)

(33,901,491)

(76,836,624)

H-Class

(115,386,852)

(405,771,580)

(49,007,677)

(128,439,749)

Net Increase (Decrease) in Net Assets From Share Transactions

(6,119,164)

(184,676,714)

10,437,049

(15,140,937)

Net Increase (Decrease) in Net Assets

(10,183,648)

(185,939,430)

9,549,460

(16,972,032)

NET ASSETS—BEGINNING OF PERIOD

24,565,522

210,504,952

10,177,121

27,149,153

NET ASSETS—END OF PERIOD

$

14,381,874

$

24,565,522

$

19,726,581

$

10,177,121

Undistributed Net Investment Income (Loss)—End of Period

$

489,454

$

303,322

$

(49,935)

$

—

† Unaudited

122

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

See Notes to Financial Statements.

Mid-Cap

Large-Cap

U.S. Government

Growth Fund

Growth Fund

Money Market Fund

Period

Year

Period

Year

Period

Year

Ended

Ended

Ended

Ended

Ended

Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

$

(203,457)

$

(300,551)

$

(85,619)

$

(424,286)

$

8,026,029

$

43,732,402

(2,352,566)

(4,673,720)

(1,279,771)

(4,624,388)

(39,306)

1,840

(535,272)

(149,780)

(1,499,090)

(1,638,431)

—

—

(3,091,295)

(5,124,051)

(2,864,480)

(6,687,105)

7,986,723

43,734,242

—

—

—

—

(6,877,137)

(34,843,919)

—

—

—

—

(741,652)

(5,056,359)

—

—

—

—

(154,236)

(686,982)

—

—

—

—

(253,002)

(3,145,141)

—

—

—

—

—

—

—

(215,956)

—

(61,132)

—

—

—

(147,969)

—

(210,937)

—

—

—

(703,587)

—

(560,509)

—

—

—

(1,067,512)

—

(832,578)

(8,026,027)

(43,732,401)

—

—

—

—

7,501,817,303

16,744,764,573

—

—

—

—

2,381,240,453

3,541,832,288

6,095,176

7,741,318

7,516,057

7,583,898

51,476,753

86,075,767

61,822,064

46,185,102

6,468,171

121,153,557

694,433,277

1,349,987,737

181,478,368

230,118,496

58,250,273

199,536,612

—

—

—

—

—

—

6,816,269

34,409,275

—

—

—

—

740,009

5,026,273

—

214,830

—

60,489

141,762

611,010

—

146,362

—

207,581

247,038

3,040,004

—

698,887

—

545,152

—

—

—

—

—

—

(7,369,166,884)

(16,782,939,167)

—

—

—

—

(2,362,867,612)

(3,591,814,816)

(5,124,801)

(6,349,744)

(10,424,848)

(4,409,453)

(38,553,186)

(84,291,559)

(61,374,336)

(48,784,216)

(7,565,945)

(118,548,255)

(674,037,092)

(1,352,007,025)

(184,586,625)

(220,140,598)

(61,188,879)

(232,280,349)

—

—

(1,690,154)

9,830,437

(6,945,171)

(26,150,768)

192,288,090

(45,305,640)

(4,781,449)

3,638,874

(9,809,651)

(33,670,451)

192,248,786

(45,303,799)

19,446,787

15,807,913

21,834,206

55,504,657

1,280,306,419

1,325,610,218

$

14,665,338

$

19,446,787

$ 12,024,555

$

21,834,206

$ 1,472,555,205

$

1,280,306,419

$

(203,457)

$

—

$

(85,619)

$

—

$

(20,987)

$

(20,989)

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

123

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Investment

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Income (Loss)▲

Rate

omitted)

Nova Fund Investor Class

September 30, 2008Δ

$26.13

$

.11

$

(4.73)

$ (4.62)

$

—

$

—

$

—

$

(4.62)

$21.51

(17.68)%

1.28%**

1.28%**

0.86%**

—

83%

$

55,021

March 31, 2008

30.92

.40

(4.51)

(4.11)

(.68)

—

(.68)

(4.79)

26.13

(13.71)%

1.27%

1.27%

1.26%

—

115%

74,674

March 31, 2007

28.89

(.15)

4.19

4.04

(2.01)

—

(2.01)

2.03

30.92

13.99%

1.25%

1.25%

1.23%

—

144%

113,195

March 31, 2006

25.96

(.12)

3.90

3.78

(.85)

—

(.85)

2.93

28.89

14.68%

1.35%

1.23%

(0.45)%

0.95%

192%

139,786

March 31, 2005

24.12

(.11)

1.95

1.84

—

—

—

1.84

25.96

7.63%

1.21%

1.21%

(0.44)%

0.82%

388%

175,042

March 31, 2004

15.54

.07

8.51

8.58

—

—

—

8.58

24.12

55.25%

1.25%

1.25%

0.35%

1.16%

540%

187,051

Nova Fund Advisor Class

September 30, 2008Δ

24.72

.05

(4.47)

(4.42)

—

—

—

(4.42)

20.30

(17.88)%

1.78%**

1.78%**

0.38%**

—

83%

16,773

March 31, 2008

29.44

.23

(4.27)

(4.04)

(.68)

—

(.68)

(4.72)

24.72

(14.16)%

1.77%

1.77%

0.78%

—

115%

19,218

March 31, 2007

27.73

(.28)

4.00

3.72

(2.01)

—

(2.01)

1.71

29.44

13.41%

1.75%

1.75%

0.73%

—

144%

36,441

March 31, 2006

25.08

(.25)

3.75

3.50

(.85)

—

(.85)

2.65

27.73

14.07%

1.85%

1.74%

(0.96)%

0.44%

192%

41,002

March 31, 2005

23.42

(.23)

1.89

1.66

—

—

—

1.66

25.08

7.09%

1.71%

1.71%

(0.94)%

0.32%

388%

52,642

March 31, 2004

15.17

(.05)

8.30

8.25

—

—

—

8.25

23.42

54.42%

1.74%

1.74%

(0.24)%

0.57%

540%

46,405

Nova Fund A-Class

September 30, 2008Δ

24.99

.08

(4.53)

(4.45)

—

—

—

(4.45)

20.54

(17.81)%

1.54%**

1.54%**

0.59%**

—

83%

4,174

March 31, 2008

29.67

.29

(4.29)

(4.00)

(.68)

—

(.68)

(4.68)

24.99

(13.92)%

1.52%

1.52%

0.97%

—

115%

11,791

March 31, 2007

27.87

(.21)

4.02

3.81

(2.01)

—

(2.01)

1.80

29.67

13.67%

1.50%

1.50%

0.98%

—

144%

15,586

March 31, 2006

25.15

(.19)

3.76

3.57

(.85)

—

(.85)

2.72

27.87

14.32%

1.60%

1.49%

(0.71)%

0.69%

192%

29,315

March 31, 2005

23.42

(.17)

1.90

1.73

—

—

—

1.73

25.15

7.39%

1.45%

1.45%

(0.68)%

0.58%

388%

18,463

March 31, 2004*

23.42

—

—

—

—

—

—

—

23.42

0.00%

0.00%**à

0.00%**à

0.00%**

0.81%**

540%

1

Nova Fund C-Class

September 30, 2008Δ

24.14

(.02)

(4.35)

(4.37)

—

—

—

(4.37)

19.77

(18.10)%

2.28%**

2.28%**

(0.13)%**

—

83%

19,928

March 31, 2008

28.91

.07

(4.16)

(4.09)

(.68)

—

(.68)

(4.77)

24.14

(14.60)%

2.27%

2.27%

0.24%

—

115%

29,715

March 31, 2007

27.39

(.42)

3.95

3.53

(2.01)

—

(2.01)

1.52

28.91

12.88%

2.25%

2.25%

0.23%

—

144%

42,925

March 31, 2006

24.89

(.38)

3.73

3.35

(.85)

—

(.85)

2.50

27.39

13.58%

2.35%

2.24%

(1.46)%

(0.06)%

192%

50,131

March 31, 2005

23.36

(.35)

1.88

1.53

—

—

—

1.53

24.89

6.55%

2.21%

2.21%

(1.44)%

(0.18)%

388%

49,464

March 31, 2004

15.20

(.12)

8.28

8.16

—

—

—

8.16

23.36

53.72%

2.26%

2.26%

(0.56)%

0.25%

540%

32,710

S&P 500 Fund A-Class

September 30, 2008Δ

25.92

.08

(2.94)

(2.86)

—

—

—

(2.86)

23.06

(11.03)%

1.52%**

1.52%**

0.64%**

—

100%

8,155

March 31, 2008

27.32

.52

(1.78)

(1.26)

(.14)

—

(.14)

(1.40)

25.92

(4.68)%

1.51%

1.51%

1.86%

—

396%

2,358

March 31, 2007*

25.00

.30

2.53

2.83

(.11)

(.40)

(.51)

2.32

27.32

11.34%

1.55%**

1.55%**

1.35%**

—

119%

2,063

S&P 500 Fund C-Class

September 30, 2008Δ

25.55

(.03)

(2.88)

(2.91)

—

—

—

(2.91)

22.64

(11.39)%

2.27%**

2.27%**

(0.22)%**

—

100%

6,553

March 31, 2008

27.15

.18

(1.64)

(1.46)

(.14)

—

(.14)

(1.60)

25.55

(5.45)%

2.25%

2.25%

0.67%

—

396%

7,836

March 31, 2007*

25.00

.19

2.47

2.66

(.11)

(.40)

(.51)

2.15

27.15

10.65%

2.25%**

2.25%**

0.84%**

—

119%

1,971

S&P 500 Fund H-Class

September 30, 2008Δ

25.90

.07

(2.93)

(2.86)

—

—

—

(2.86)

23.04

(11.04)%

1.53%**

1.53%**

0.54%**

—

100%

135,957

March 31, 2008

27.31

.39

(1.66)

(1.27)

(.14)

—

(.14)

(1.41)

25.90

(4.72)%

1.48%

1.48%

1.40%

—

396%

78,963

March 31, 2007*

25.00

.30

2.52

2.82

(.11)

(.40)

(.51)

2.31

27.31

11.29%

1.54%**

1.54%**

1.33%**

—

119%

6,374

Inverse S&P 500 Strategy Fund Investor Class

September 30, 2008Δ

40.00

.16

3.75

3.91

—

—

—

3.91

43.91

9.78%

1.42%**

1.42%**

0.80%**

—

—

256,727

March 31, 2008

37.85

.93

2.74

3.67

(1.52)

—

(1.52)

2.15

40.00

10.24%

1.41%

1.41%

3.08%

—

—

223,044

March 31, 2007†††

40.30

(.20)

(1.15)

(1.35)

(1.10)

—

(1.10)

(2.45)

37.85

(3.26)%

1.36%

1.36%

3.85%

—

—

293,092

March 31, 2006†††

43.45

(.20)

(2.35)

(2.55)

(.60)

—

(.60)

(3.15)

40.30

(5.84)%

1.41%

1.38%

(0.45)%

2.29%

—

329,785

March 31, 2005†††

45.85

(.20)

(2.20)

(2.40)

—

—

—

(2.40)

43.45

(5.23)%

1.38%

1.38%

(0.46)%

0.25%

—

326,085

March 31, 2004†††

65.30

(.20)

(17.25)

(17.45)

—

(2.00)

(2.00)

(19.45)

45.85

(26.90)%

1.38%

1.38%

(0.37)%

(0.28)%

—

353,496

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Investment

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Income (Loss)▲

Rate

omitted)

Inverse S&P 500 Strategy Fund Advisor Class

September 30, 2008Δ

$37.72

$

.05

$

3.52

$

3.57

$

—

$

—

$

—

$

3.57

$41.29

9.46%

1.93%**

1.93%**

0.28%**

—

—

$

14,451

March 31, 2008

36.00

.73

2.51

3.24

(1.52)

—

(1.52)

1.72

37.72

9.56%

1.92%

1.92%

2.64%

—

—

11,131

March 31, 2007†††

38.55

(.35)

(1.10)

(1.45)

(1.10)

—

(1.10)

(2.55)

36.00

(3.67)%

1.87%

1.87%

3.34%

—

—

22,712

March 31, 2006†††

41.80

(.40)

(2.25)

(2.65)

(.60)

—

(.60)

(3.25)

38.55

(6.32)%

1.91%

1.88%

(0.95)%

1.79%

—

45,332

March 31, 2005†††

44.35

(.40)

(2.15)

(2.55)

—

—

—

(2.55)

41.80

(5.75)%

1.88%

1.88%

(0.96)%

(0.25)%

—

40,964

March 31, 2004†††

63.50

(.45)

(16.70)

(17.15)

—

(2.00)

(2.00)

(19.15)

44.35

(27.19)%

1.87%

1.87%

(0.86)%

(0.77)%

—

45,073

Inverse S&P 500 Strategy Fund A-Class

September 30, 2008Δ

37.97

.10

3.56

3.66

—

—

—

3.66

41.63

9.64%

1.67%**

1.67%**

0.53%**

—

—

27,208

March 31, 2008

36.10

.81

2.58

3.39

(1.52)

—

(1.52)

1.87

37.97

9.95%

1.66%

1.66%

2.83%

—

—

9,344

March 31, 2007†††

38.60

(.25)

(1.15)

(1.40)

(1.10)

—

(1.10)

(2.50)

36.10

(3.53)%

1.61%

1.61%

3.60%

—

—

11,388

March 31, 2006†††

41.85

(.30)

(2.35)

(2.65)

(.60)

—

(.60)

(3.25)

38.60

(6.31)%

1.66%

1.63%

(0.70)%

2.04%

—

8,932

March 31, 2005†††

44.35

(.30)

(2.20)

(2.50)

—

—

—

(2.50)

41.85

(5.64)%

1.63%

1.63%

(0.71)%

0.00%

—

7,318

March 31, 2004*†††

44.35

—

—

—

—

—

—

—

44.35

0.00%

0.00%**à

0.00%**à

0.00%**

0.09%**

—

1

Inverse S&P 500 Strategy Fund C-Class

September 30, 2008Δ

37.00

(.04)

3.46

3.42

—

—

—

3.42

40.42

9.24%

2.43%**

2.43%**

(0.19)%**

—

—

24,832

March 31, 2008

35.50

.58

2.44

3.02

(1.52)

—

(1.52)

1.50

37.00

9.07%

2.41%

2.41%

2.14%

—

—

32,299

March 31, 2007†††

38.25

(.55)

(1.10)

(1.65)

(1.10)

—

(1.10)

(2.75)

35.50

(4.22)%

2.36%

2.36%

2.85%

—

—

42,651

March 31, 2006†††

41.65

(.60)

(2.20)

(2.80)

(.60)

—

(.60)

(3.40)

38.25

(6.70)%

2.41%

2.38%

(1.45)%

1.29%

—

39,146

March 31, 2005†††

44.45

(.65)

(2.15)

(2.80)

—

—

—

(2.80)

41.65

(6.30)%

2.38%

2.38%

(1.46)%

(0.75)%

—

43,763

March 31, 2004†††

64.00

(.70)

(16.85)

(17.55)

—

(2.00)

(2.00)

(19.55)

44.45

(27.62)%

2.39%

2.39%

(1.42)%

(1.33)%

—

45,604

NASDAQ-100® Fund Investor Class

September 30, 2008Δ

11.81

(.04)

(1.19)

(1.23)

—

—

—

(1.23)

10.58

(10.41)%

1.28%**

1.28%**

(0.65)%**

—

38%

519,827

March 31, 2008

11.78

(.06)

.09

.03

—

—

—

.03

11.81

0.25%

1.28%

1.28%

(0.50)%

—

57%

617,923

March 31, 2007

11.34

(.06)

.50

.44

—

—

—

.44

11.78

3.88%

1.22%

1.22%

(0.52)%

—

71%

635,744

March 31, 2006

9.94

(.05)

1.49

1.44

(.04)

—

(.04)

1.40

11.34

14.45%

1.20%

1.20%

(0.49)%

—

122%

893,295

March 31, 2005

9.73

.04

.17

.21

—

—

—

.21

9.94

2.16%

1.20%

1.20%

0.40%

—

132%

801,185

March 31, 2004

7.02

(.09)

2.80

2.71

—

—

—

2.71

9.73

38.60%

1.22%

1.22%

(0.98)%

—

139%

858,816

NASDAQ-100® Fund Advisor Class

September 30, 2008Δ

11.23

(.07)

(1.12)

(1.19)

—

—

—

(1.19)

10.04

(10.60)%

1.78%**

1.78%**

(1.14)%**

—

38%

15,144

March 31, 2008

11.26

(.12)

.09

(.03)

—

—

—

(.03)

11.23

(0.27)%

1.78%

1.78%

(0.99)%

—

57%

15,184

March 31, 2007

10.90

(.11)

.47

.36

—

—

—

.36

11.26

3.30%

1.73%

1.73%

(1.07)%

—

71%

9,349

March 31, 2006

9.60

(.10)

1.44

1.34

(.04)

—

(.04)

1.30

10.90

13.92%

1.70%

1.70%

(1.00)%

—

122%

27,832

March 31, 2005

9.46

(.02)

.16

.14

—

—

—

.14

9.60

1.48%

1.69%

1.69%

(0.25)%

—

132%

19,887

March 31, 2004

6.85

(.13)

2.74

2.61

—

—

—

2.61

9.46

38.10%

1.71%

1.71%

(1.47)%

—

139%

57,535

NASDAQ-100® Fund A-Class

September 30, 2008Δ

11.35

(.05)

(1.15)

(1.20)

—

—

—

(1.20)

10.15

(10.57)%

1.54%**

1.54%**

(0.87)%**

—

38%

4,383

March 31, 2008

11.36

(.09)

.08

(.01)

—

—

—

(.01)

11.35

(0.09)%

1.54%

1.54%

(0.76)%

—

57%

6,044

March 31, 2007

10.96

(.08)

.48

.40

—

—

—

.40

11.36

3.65%

1.46%

1.46%

(0.73)%

—

71%

3,686

March 31, 2006

9.63

(.08)

1.45

1.37

(.04)

—

(.04)

1.33

10.96

14.18%

1.46%

1.46%

(0.78)%

—

122%

2,491

March 31, 2005

9.46

.06

.11

.17

—

—

—

.17

9.63

1.80%

1.45%

1.45%

0.59%

—

132%

1,818

March 31, 2004*

9.46

—

—

—

—

—

—

—

9.46

0.00%

0.00%**à

0.00%**à

0.00%**

—

139%

1

NASDAQ-100® Fund C-Class

September 30, 2008Δ

10.95

(.09)

(1.10)

(1.19)

—

—

—

(1.19)

9.76

(10.87)%

2.28%**

2.28%**

(1.63)%**

—

38%

10,487

March 31, 2008

11.02

(.18)

.11

(.07)

—

—

—

(.07)

10.95

(0.64)%

2.28%

2.28%

(1.50)%

—

57%

10,343

March 31, 2007

10.73

(.16)

.45

.29

—

—

—

.29

11.02

2.70%

2.22%

2.22%

(1.55)%

—

71%

10,032

March 31, 2006

9.50

(.16)

1.43

1.27

(.04)

—

(.04)

1.23

10.73

13.33%

2.21%

2.21%

(1.52)%

—

122%

18,707

March 31, 2005

9.41

(.03)

.12

.09

—

—

—

.09

9.50

0.96%

2.19%

2.19%

(0.33)%

—

132%

14,422

March 31, 2004

6.86

(.18)

2.73

2.55

—

—

—

2.55

9.41

37.17%

2.23%

2.23%

(1.97)%

—

139%

13,653

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Combined

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Net

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Investment

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses■

(Loss)

Income (Loss)▲

Rate

omitted)

Inverse NASDAQ-100® Strategy Fund Investor Class

September 30, 2008Δ

$21.27

$

.06

$

1.58

$

1.64

$

—

$

—

$

—

$

1.64

$22.91

7.71%

1.46%**

1.46%**

0.58%**

—

—

$

59,521

March 31, 2008

21.67

.59

(.30)

.29

(.69)

—

(.69)

(.40)

21.27

1.92%

1.47%

1.47%

2.98%

—

—

59,819

March 31, 2007

21.80

(.11)

.54

.43

(.56)

—

(.56)

(.13)

21.67

2.01%

1.40%

1.40%

3.79%

—

—

104,617

March 31, 2006

24.55

(.11)

(2.31)

(2.42)

(.33)

—

(.33)

(2.75)

21.80

(9.85)%

1.39%

1.38%

(0.45)%

2.22%

—

143,742

March 31, 2005

25.69

(.11)

(1.03)

(1.14)

—

—

—

(1.14)

24.55

(4.44)%

1.38%

1.38%

(0.46)%

0.20%

—

198,288

March 31, 2004

37.79

(.13)

(11.97)

(12.10)

—

—

—

(12.10)

25.69

(32.02)%

1.40%

1.40%

(0.47)%

(0.37)%

—

209,994

Inverse NASDAQ-100® Strategy Fund Advisor Class

September 30, 2008Δ

20.77

.02

1.52

1.54

—

—

—

1.54

22.31

7.41%

1.96%**

1.96%**

0.23%**

—

—

932

March 31, 2008

21.28

.51

(.33)

.18

(.69)

—

(.69)

(.51)

20.77

1.43%

1.98%

1.98%

2.56%

—

—

3,744

March 31, 2007

21.51

(.22)

.55

.33

(.56)

—

(.56)

(.23)

21.28

1.56%

1.90%

1.90%

3.29%

—

—

11,436

March 31, 2006

24.34

(.22)

(2.28)

(2.50)

(.33)

—

(.33)

(2.83)

21.51

(10.27)%

1.89%

1.89%

(0.96)%

1.71%

—

10,390

March 31, 2005

25.60

(.24)

(1.02)

(1.26)

—

—

—

(1.26)

24.34

(4.92)%

1.88%

1.88%

(0.96)%

(0.30)%

—

17,059

March 31, 2004*

29.97

(.16)

(4.21)

(4.37)

—

—

—

(4.37)

25.60

(14.58)%

1.90%**

1.90%**

(0.97)%**

(0.87)%**

—

17,975

Inverse NASDAQ-100® Strategy Fund A-Class

September 30, 2008Δ

20.97

.02

1.57

1.59

—

—

—

1.59

22.56

7.58%

1.71%**

1.71%**

0.25%**

—

—

3,353

March 31, 2008

21.43

.52

(.29)

.23

(.69)

—

(.69)

(.46)

20.97

1.65%

1.72%

1.72%

2.61%

—

—

1,784

March 31, 2007

21.61

(.16)

.54

.38

(.56)

—

(.56)

(.18)

21.43

1.79%

1.64%

1.64%

3.55%

—

—

4,086

March 31, 2006

24.39

(.16)

(2.29)

(2.45)

(.33)

—

(.33)

(2.78)

21.61

(10.04)%

1.63%

1.63%

(0.70)%

1.97%

—

2,108

March 31, 2005

25.60

(.17)

(1.04)

(1.21)

—

—

—

(1.21)

24.39

(4.73)%

1.62%

1.62%

(0.70)%

(0.04)%

—

5,697

March 31, 2004*

25.60

—

—

—

—

—

—

—

25.60

0.00%

0.00%**à

0.00%**à

0.00%**

0.10%**

—

1

Inverse NASDAQ-100® Strategy Fund C-Class

September 30, 2008Δ

19.63

(.04)

1.45

1.41

—

—

—

1.41

21.04

7.18%

2.46%**

2.46%**

(0.38)%**

—

—

5,415

March 31, 2008

20.27

.38

(.33)

.05

(.69)

—

(.69)

(.64)

19.63

0.85%

2.48%

2.48%

2.05%

—

—

7,633

March 31, 2007

20.63

(.32)

.52

.20

(.56)

—

(.56)

(.36)

20.27

1.00%

2.40%

2.40%

2.79%

—

—

17,834

March 31, 2006

23.48

(.32)

(2.20)

(2.52)

(.33)

—

(.33)

(2.85)

20.63

(10.73)%

2.40%

2.39%

(1.46)%

1.21%

—

13,527

March 31, 2005

24.83

(.35)

(1.00)

(1.35)

—

—

—

(1.35)

23.48

(5.44)%

2.38%

2.38%

(1.46)%

(0.80)%

—

15,693

March 31, 2004

36.92

(.38)

(11.71)

(12.09)

—

—

—

(12.09)

24.83

(32.75)%

2.41%

2.41%

(1.48)%

(1.38)%

—

34,375

Mid-Cap 1.5x Strategy Fund A-Class

September 30, 2008Δ

32.39

.02

(4.14)

(4.12)

—

—

—

(4.12)

28.27

(12.72)%

1.67%**

1.67%**

0.09%**

—

97%

1,082

March 31, 2008

41.56

.23

(7.46)

(7.23)

(.26)

(1.68)

(1.94)

(9.17)

32.39

(18.29)%

1.67%

1.67%

0.57%

—

226%

1,571

March 31, 2007

40.14

.05

2.74

2.79

—

(1.37)

(1.37)

1.42

41.56

7.11%

1.67%

1.67%

0.13%

—

296%

2,806

March 31, 2006

31.86

.01

8.65

8.66

—

(.38)

(.38)

8.28

40.14

27.27%

1.92%

1.66%

0.03%

—

528%

4,948

March 31, 2005

28.30

(.03)

3.59

3.56

—

—

—

3.56

31.86

12.58%

1.63%

1.63%

(0.10)%

—

669%

1,050

March 31, 2004*

28.30

—

—

—

—

—

—

—

28.30

0.00%

0.00%**à

0.00%**à

0.00%**

—

1,239%

4

Mid-Cap 1.5x Strategy Fund C-Class

September 30, 2008Δ

30.73

(.11)

(3.90)

(4.01)

—

—

—

(4.01)

26.72

(13.05)%

2.42%**

2.42%**

(0.65)%**

—

97%

7,214

March 31, 2008

39.82

(.08)

(7.07)
(7.15)

(.26)

(1.68)

(1.94)

(9.09)

30.73

(18.90)%

2.42%

2.42%

(0.20)%

—

226%

8,388

March 31, 2007

38.81

(.23)

2.61

2.38

—

(1.37)

(1.37)

1.01

39.82

6.29%

2.41%

2.41%

(0.62)%

—

296%

17,112

March 31, 2006

31.03

(.25)

8.41

8.16

—

(.38)

(.38)

7.78

38.81

26.38%

2.66%

2.40%

(0.72)%

—

528%

28,836

March 31, 2005

27.76

(.26)

3.53

3.27

—

—

—

3.27

31.03

11.78%

2.37%

2.37%

(0.91)%

—

669%

17,912

March 31, 2004

15.85

(.31)

12.22

11.91

—

—

—

11.91

27.76

75.14%

2.41%

2.41%

(1.31)%

—

1,239%

14,444

Mid-Cap 1.5x Strategy Fund H-Class

September 30, 2008Δ

32.40

.03

(4.14)

(4.11)

—

—

—

(4.11)

28.29

(12.69)%

1.67%**

1.67%**

0.15%**

—

97%

9,232

March 31, 2008

41.58

.25

(7.49)

(7.24)

(.26)

(1.68)

(1.94)

(9.18)

32.40

(18.31)%

1.67%

1.67%

0.61%

—

226%

11,763

March 31, 2007

40.17

.06

2.72

2.78

—

(1.37)

(1.37)

1.41

41.58

7.08%

1.67%

1.67%

0.16%

—

296%

24,918

March 31, 2006

31.86

—§§

8.69

8.69

—

(.38)

(.38)

8.31

40.17

27.36%

1.90%

1.64%

0.01%

—

528%

50,883

March 31, 2005

28.30

(.06)

3.62

3.56

—

—

—

3.56

31.86

12.58%

1.62%

1.62%

(0.21)%

—

669%

59,274

March 31, 2004

16.04

(.14)

12.40

12.26

—

—

—

12.26

28.30

76.43%

1.66%

1.66%

(0.56)%

—

1,239%

68,193

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Inverse Mid-Cap Strategy Fund A-Class

September 30, 2008Δ

$37.07

$

.05

$

2.36

$

2.41

$

—

$

—

$

—

$

2.41

$39.48

6.50%

1.67%**

1.67%**

0.29%**

—

$

733

March 31, 2008

33.78

.81

3.11

3.92

(.63)

—

(.63)

3.29

37.07

11.83%

1.66%

1.66%

2.35%

—

906

March 31, 2007

37.03

1.35

(1.81)

(.46)

(2.79)

—

(2.79)

(3.25)

33.78

(1.35)%

1.65%

1.65%

3.52%

—

477

March 31, 2006

44.01

.87

(7.20)

(6.33)

(.65)

—

(.65)

(6.98)

37.03

(14.44)%

1.66%

1.66%

2.12%

—

161

March 31, 2005

49.01

(.06)

(4.94)

(5.00)

—

—

—

(5.00)

44.01

(10.20)%

1.63%

1.63%

(0.13)%

—

61

March 31, 2004*

49.01

—

—

—

—

—

—

—

49.01

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

Inverse Mid-Cap Strategy Fund C-Class

September 30, 2008Δ

35.82

(.07)

2.24

2.17

—

—

—

2.17

37.99

6.06%

2.42%**

2.42%**

(0.41)%**

—

772

March 31, 2008

32.89

.60

2.96

3.56

(.63)

—

(.63)

2.93

35.82

11.05%

2.41%

2.41%

1.83%

—

1,478

March 31, 2007

36.43

1.05

(1.80)

(.75)

(2.79)

—

(2.79)

(3.54)

32.89

(2.19)%

2.40%

2.40%

2.81%

—

801

March 31, 2006

43.62

.15

(6.69)

(6.54)

(.65)

—

(.65)

(7.19)

36.43

(15.05)%

2.41%

2.41%

1.54%

—

1,147

March 31, 2005

48.98

(.27)

(5.09)

(5.36)

—

—

—

(5.36)

43.62

(10.94)%

2.36%

2.36%

(0.58)%

—

1,011

March 31, 2004*

50.00

(.08)

(.94)

(1.02)

—

—

—

(1.02)

48.98

(2.04)%

2.23%**

2.23%**

(1.45)%**

—

137

Inverse Mid-Cap Strategy Fund H-Class

September 30, 2008Δ

37.07

.07

2.32

2.39

—

—

—

2.39

39.46

6.45%

1.67%**

1.67%**

0.41%**

—

3,540

March 31, 2008

33.78

.78

3.14

3.92

(.63)

—

(.63)

3.29

37.07

11.83%

1.65%

1.65%

2.26%

—

46,630

March 31, 2007

37.04

1.35

(1.82)

(.47)

(2.79)

—

(2.79)

(3.26)

33.78

(1.38)%

1.66%

1.66%

3.51%

—

15,531

March 31, 2006

44.01

.83

(7.15)

(6.32)

(.65)

—

(.65)

(6.97)

37.04

(14.42)%

1.64%

1.64%

2.01%

—

18,475

March 31, 2005

49.01

.18

(5.18)

(5.00)

—

—

—

(5.00)

44.01

(10.20)%

1.60%

1.60%

0.39%

—

30,073

March 31, 2004*

50.00

(.05)

(.94)

(.99)

—

—

—

(.99)

49.01

(1.98)%

1.54%**

1.54%**

(0.74)%**

—

2,678

Russell 2000® 1.5x Strategy Fund A-Class

September 30, 2008Δ

28.62

.02

(1.37)

(1.35)

—

—

—

(1.35)

27.27

(4.72)%

1.69%**

1.69%**

0.11%**

192%

1,588

March 31, 2008

37.24

.29

(8.83)

(8.54)

(.08)

—

(.08)

(8.62)

28.62

(22.98)%

1.67%

1.67%

0.81%

227%

4,372

March 31, 2007

37.33

.10

1.24

1.34

—

(1.43)

(1.43)

(.09)

37.24

3.60%

1.66%

1.66%

0.28%

179%

5,976

March 31, 2006

27.54

.04

9.75

9.79

—

—

—

9.79

37.33

35.55%

2.06%

1.65%

0.13%

441%

6,789

March 31, 2005

26.22

(.03)

1.51

1.48

—

(.16)

(.16)

1.32

27.54

5.63%

1.61%

1.61%

(0.10)%

501%

3,340

March 31, 2004*

26.22

—

—

—

—

—

—

—

26.22

0.00%

0.00%**à

0.00%**à

0.00%**

965%

4

Russell 2000® 1.5x Strategy Fund C-Class

September 30, 2008Δ

27.10

(.09)

(1.29)

(1.38)

—

—

—

(1.38)

25.72

(5.09)%

2.44%**

2.44%**

(0.63)%**

192%

11,270

March 31, 2008

35.51

.03

(8.36)

(8.33)

(.08)

—

(.08)

(8.41)

27.10

(23.50)%

2.42%

2.42%

0.09%

227%

10,873

March 31, 2007

35.93

(.16)

1.17

1.01

—

(1.43)

(1.43)

(.42)

35.51

2.81%

2.41%

2.41%

(0.47)%

179%

19,942

March 31, 2006

26.69

(.21)

9.45

9.24

—

—

—

9.24

35.93

34.62%

2.81%

2.40%

(0.70)%

441%

31,956

March 31, 2005

25.63

(.26)

1.48

1.22

—

(.16)

(.16)

1.06

26.69

4.75%

2.37%

2.37%

(1.00)%

501%

18,915

March 31, 2004

12.75

(.28)

13.16

12.88

—

—

—

12.88

25.63

101.02%

2.41%

2.41%

(1.34)%

965%

48,851

Russell 2000® 1.5x Strategy Fund H-Class

September 30, 2008Δ

28.62

.02

(1.38)

(1.36)

—

—

—

(1.36)

27.26

(4.75)%

1.69%**

1.69%**

0.15%**

192%

13,000

March 31, 2008

37.22

.30

(8.82)

(8.52)

(.08)

—

(.08)

(8.60)

28.62

(22.93)%

1.67%

1.67%

0.83%

227%

13,839

March 31, 2007

37.32

.10

1.23

1.33

—

(1.43)

(1.43)

(.10)

37.22

3.57%

1.66%

1.66%

0.27%

179%

42,861

March 31, 2006

27.51

.03

9.78

9.81

—

—

—

9.81

37.32

35.66%

2.05%

1.64%

0.10%

441%

170,698

March 31, 2005

26.22

(.07)

1.52

1.45

—

(.16)

(.16)

1.29

27.51

5.52%

1.62%

1.62%

(0.26)%

501%

68,084

March 31, 2004

12.94

(.14)

13.42

13.28

—

—

—

13.28

26.22

102.63%

1.66%

1.66%

(0.62)%

965%

174,320

Russell 2000® Fund A-Class

September 30, 2008Δ

23.57

.02

(.42)

(.40)

—

—

—

(.40)

23.17

(1.70)%

1.54%**

1.54%**

0.14%**

316%

3,895

March 31, 2008

27.64

.34

(4.21)

(3.87)

(.20)

—

(.20)

(4.07)

23.57

(14.08)%

1.51%

1.51%

1.26%

535%

909

March 31, 2007*

25.00

.35

2.43

2.78

(.14)

—

(.14)

2.64

27.64

11.13%

1.51%**

1.51%**

1.54%**

335%

275

Russell 2000® Fund C-Class

September 30, 2008Δ

23.28

(.06)

(.43)

(.49)

—

—

—

(.49)

22.79

(2.10)%

2.29%**

2.29%**

(0.52)%**

316%

908

March 31, 2008

27.48

.23

(4.23)

(4.00)

(.20)

—

(.20)

(4.20)

23.28

(14.63)%

2.27%

2.27%

0.85%

535%

678

March 31, 2007*

25.00

.17

2.45

2.62

(.14)

—

(.14)

2.48

27.48

10.49%

2.28%**

2.28%**

0.76%**

335%

739

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Operating

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses§

(Loss)

Rate

omitted)

Russell 2000® Fund H-Class

September 30, 2008Δ

$23.57

$

.02

$

(.42)

$

(.40)

$

—

$

—

$

—

$

(.40)

$23.17

(1.70)%

1.54%**

1.54%**

0.14%**

316%

$

29,030

March 31, 2008

27.64

.51

(4.38)

(3.87)

(.20)

—

(.20)

(4.07)

23.57

(14.08)%

1.52%

1.52%

1.86%

535%

4,327

March 31, 2007*

25.00

.34

2.44

2.78

(.14)

—

(.14)

2.64

27.64

11.13%

1.52%**

1.52%**

1.55%**

335%

13,248

Inverse Russell 2000® Strategy Fund A-Class

September 30, 2008Δ

39.05

.10

(1.58)

(1.48)

—

—

—

(1.48)

37.57

(3.79)%

2.23%**

1.70%**

0.52%**

—

2,886

March 31, 2008

35.00

1.06

4.40

5.46

(1.41)

—

(1.41)

4.05

39.05

16.11%

1.89%

1.67%

2.96%

—

6,816

March 31, 2007

36.96

1.38

(1.65)

(.27)

(1.69)

—

(1.69)

(1.96)

35.00

(0.67)%

1.65%

1.65%

3.64%

—

9,905

March 31, 2006

46.09

.85

(9.26)

(8.41)

(.72)

—

(.72)

(9.13)

36.96

(18.40)%

1.63%

1.63%

1.97%

—

1,067

March 31, 2005

48.80

(.02)

(2.69)

(2.71)

—

—

—

(2.71)

46.09

(5.55)%

1.63%

1.63%

(0.03)%

—

404

March 31, 2004*

48.80

—

—

—

—

—

—

—

48.80

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

Inverse Russell 2000® Strategy Fund C-Class

September 30, 2008Δ

37.80

(.06)

(1.49)

(1.55)

—

—

—

(1.55)

36.25

(4.10)%

2.97%**

2.44%**

(0.33)%**

—

7,279

March 31, 2008

34.18

.76

4.27

5.03

(1.41)

—

(1.41)

3.62

37.80

15.22%

2.67%

2.42%

2.17%

—

6,136

March 31, 2007

36.40

1.07

(1.60)

(.53)

(1.69)

—

(1.69)

(2.22)

34.18

(1.40)%

2.40%

2.40%

2.87%

—

8,455

March 31, 2006

45.71

.56

(9.15)

(8.59)

(.72)

—

(.72)

(9.31)

36.40

(18.95)%

2.40%

2.40%

1.33%

—

3,164

March 31, 2005

48.77

(.49)

(2.57)

(3.06)

—

—

—

(3.06)

45.71

(6.27)%

2.39%

2.39%

(0.97)%

—

3,951

March 31, 2004*

50.00

(.08)

(1.15)

(1.23)

—

—

—

(1.23)

48.77

(2.46)%

2.24%**

2.24%**

(1.42)%**

—

492

Inverse Russell 2000® Strategy Fund H-Class

September 30, 2008Δ

39.07

.08

(1.55)

(1.47)

—

—

—

(1.47)

37.60

(3.76)%

2.22%**

1.69%**

0.45%**

—

31,222

March 31, 2008

35.02

1.05

4.41

5.46

(1.41)

—

(1.41)

4.05

39.07

16.10%

1.89%

1.67%

2.93%

—

42,554

March 31, 2007

36.98

1.36

(1.63)

(.27)

(1.69)

—

(1.69)

(1.96)

35.02

(0.67)%

1.65%

1.65%

3.56%

—

48,718

March 31, 2006

46.09

.91

(9.30)

(8.39)

(.72)

—

(.72)

(9.11)

36.98

(18.36)%

1.65%

1.65%

2.14%

—

52,201

March 31, 2005

48.80

.04

(2.75)

(2.71)

—

—

—

(2.71)

46.09

(5.55)%

1.63%

1.63%

0.09%

—

46,832

March 31, 2004*

50.00

(.04)

(1.16)

(1.20)

—

—

—

(1.20)

48.80

(2.40)%

1.54%**

1.54%**

(0.72)%**

—

5,054

Government Long Bond 1.2x Strategy Fund Investor Class

September 30, 2008Δ

11.78

.20

(.07)

.13

(.19)

—

(.19)

(.06)

11.72

1.20%

0.97%**

0.97%**

3.38%**

1,080%

19,591

March 31, 2008

10.59

.40

1.19

1.59

(.40)

—

(.40)

1.19

11.78

15.43%

0.97%

0.97%

3.75%

1,142%

30,695

March 31, 2007

10.50

.41

.09

.50

(.41)

—

(.41)

.09

10.59

4.87%

0.96%

0.96%

3.92%

1,357%

40,816

March 31, 2006

11.04

.42

(.54)

(.12)

(.42)

—

(.42)

(.54)

10.50

(1.37)%

0.94%

0.94%

3.69%

1,451%

33,223

March 31, 2005

11.03

.42

—

.42

(.41)

—

(.41)

.01

11.04

4.04%

0.93%

0.93%

3.95%

737%

25,992

March 31, 2004

10.95

.41

.08

.49

(.41)

—

(.41)

.08

11.03

4.65%

0.95%

0.95%

3.84%

1,143%

25,188

Government Long Bond 1.2x Strategy Fund Advisor Class

September 30, 2008Δ

11.72

.16

(.05)

.11

(.16)

—

(.16)

(.05)

11.67

1.03%

1.47%**

1.47%**

2.88%**

1,080%

11,267

March 31, 2008

10.54

.34

1.19

1.53

(.35)

—

(.35)

1.18

11.72

14.82%

1.47%

1.47%

3.13%

1,142%

25,181

March 31, 2007

10.50

.37

.03

.40

(.36)

—

(.36)

.04

10.54

3.86%

1.46%

1.46%

3.44%

1,357%

10,815

March 31, 2006

11.07

.37

(.57)

(.20)

(.37)

—

(.37)

(.57)

10.50

(2.10)%

1.42%

1.42%

3.16%

1,451%

21,200

March 31, 2005

11.04

.36

.04

.40

(.37)

—

(.37)

.03

11.07

3.75%

1.41%

1.41%

3.32%

737%

53,283

March 31, 2004*

10.00

.23

1.04

1.27

(.23)

—

(.23)

1.04

11.04

12.84%

1.45%**

1.45%**

3.21%**

1,143%

46,690

Government Long Bond 1.2x Strategy Fund A-Class

September 30, 2008Δ

11.79

.18

(.05)

.13

(.18)

—

(.18)

(.05)

11.74

1.16%

1.22%**

1.22%**

3.15%**

1,080%

13,614

March 31, 2008

10.60

.38

1.19

1.57

(.38)

—

(.38)

1.19

11.79

15.13%

1.22%

1.22%

3.44%

1,142%

20,374

March 31, 2007

10.50

.38

.10

.48

(.38)

—

(.38)

.10

10.60

4.71%

1.22%

1.22%

3.64%

1,357%

11,460

March 31, 2006

11.07

.40

(.58)

(.18)

(.39)

—

(.39)

(.57)

10.50

(1.88)%

1.17%

1.17%

3.45%

1,451%

1,503

March 31, 2005

11.05

.39

.02

.41

(.39)

—

(.39)

.02

11.07

3.86%

1.15%

1.15%

3.63%

737%

1,703

March 31, 2004*

11.05

—

—

—

—

—

—

—

11.05

0.00%

0.00%**à

0.00%**à

0.00%**

1,143%

1

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

Combined

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Operating

Income

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses■

Expenses§

(Loss)

(Loss)▲

Rate

omitted)

Government Long Bond 1.2x Strategy Fund C-Class

September 30, 2008Δ

$11.77

$

.14

$

(.06)

$

.08

$

(.14)

$

—

$

(.14)

$

(.06)

$11.71

0.70%

1.97%**

1.97%**

2.39%**

—

1,080%

$

6,185

March 31, 2008

10.59

.30

1.18

1.48

(.30)

—

(.30)

1.18

11.77

14.20%

1.98%

1.98%

2.80%

—

1,142%

6,239

March 31, 2007

10.50

.31

.08

.39

(.30)

—

(.30)

.09

10.59

3.84%

1.96%

1.96%

2.93%

—

1,357%

15,640

March 31, 2006

11.07

.31

(.57)

(.26)

(.31)

—

(.31)

(.57)

10.50

(2.61)%

1.93%

1.93%

2.69%

—

1,451%

7,293

March 31, 2005

11.05

.31

.02

.33

(.31)

—

(.31)

.02

11.07

3.10%

1.92%

1.92%

2.86%

—

737%

11,005

March 31, 2004

10.97

.30

.08

.38

(.30)

—

(.30)

.08

11.05

3.59%

1.96%

1.96%

2.85%

—

1,143%

3,828

Inverse Government Long Bond Strategy Fund Investor Class

September 30, 2008Δ

16.81

(.08)

.08

—

—

—

—

—

16.81

0.00%

4.00%**

1.40%**

(0.89)%**

—

314%

253,040

March 31, 2008

19.37

.49

(2.39)

(1.90)

(.66)

—

(.66)

(2.56)

16.81

(9.98)%

3.45%

1.40%

2.56%

—

550%

237,900

March 31, 2007

19.69

(.09)

.40

.31

(.63)

—

(.63)

(.32)

19.37

1.66%

4.97%

1.36%

3.68%

—

192%

313,117

March 31, 2006

18.94

(.07)

.82

.75

—

—

—

.75

19.69

3.96%

4.66%

1.33%

(0.40)%

0.78%

179%

768,588

March 31, 2005

19.77

(.08)

(.75)

(.83)

—

—

—

(.83)

18.94

(4.20)%

5.11%

1.32%

(0.40)%

1.53%

101%

1,472,040

March 31, 2004

21.23

(.09)

(1.37)

(1.46)

—

—

—

(1.46)

19.77

(6.88)%

5.57%

1.38%

(0.45)%

(3.84)%

187%

898,294

Inverse Government Long Bond Strategy Fund Advisor Class

September 30, 2008Δ

16.41

(.12)

.10

(.02)

—

—

—

(.02)

16.39

(0.12)%

4.51%**

1.91%**

(1.38)%**

—

314%

36,121

March 31, 2008

19.01

.34

(2.28)

(1.94)

(.66)

—

(.66)

(2.60)

16.41

(10.39)%

4.10%

1.90%

1.84%

—

550%

24,891

March 31, 2007

19.43

(.18)

.39

.21

(.63)

—

(.63)

(.42)

19.01

1.17%

5.47%

1.86%

3.18%

—

192%

43,782

March 31, 2006

18.79

(.16)

.80

.64

—

—

—

.64

19.43

3.41%

5.16%

1.83%

(0.90)%

0.28%

179%

99,546

March 31, 2005

19.71

(.17)

(.75)

(.92)

—

—

—

(.92)

18.79

(4.67)%

5.61%

1.82%

(0.90)%

1.03%

101%

232,541

March 31, 2004*

22.41

(.13)

(2.57)

(2.70)

—

—

—

(2.70)

19.71

(12.05)%

6.05%**

1.86%**

(0.93)%**

(4.32)%**

187%

52,298

Inverse Government Long Bond Strategy Fund A-Class

September 30, 2008Δ

16.57

(.09)

.07

(.02)

—

—

—

(.02)

16.55

(0.12)%

4.16%**

1.66%**

(1.09)%**

—

314%

60,453

March 31, 2008

19.16

.44

(2.37)

(1.93)

(.66)

—

(.66)

(2.59)

16.57

(10.25)%

3.86%

1.65%

2.37%

—

550%

37,256

March 31, 2007

19.52

(.14)

.41

.27

(.63)

—

(.63)

(.36)

19.16

1.47%

5.22%

1.61%

3.43%

—

192%

69,606

March 31, 2006

18.84

(.12)

.80

.68

—

—

—

.68

19.52

3.61%

4.91%

1.58%

(0.65)%

0.53%

179%

124,679

March 31, 2005

19.71

(.13)

(.74)

(.87)

—

—

—

(.87)

18.84

(4.41)%

5.35%

1.56%

(0.64)%

1.29%

101%

177,178

March 31, 2004*

19.71

—

—

—

—

—

—

—

19.71

0.00%

0.00%**à

0.00%**à

0.00%**

(3.39)%**

187%

5,057

Inverse Government Long Bond Strategy Fund C-Class

September 30, 2008Δ

15.65

(.15)

.08

(.07)

—

—

—

(.07)

15.58

(0.45)%

4.97%**

2.40%**

(1.87)%**

—

314%

132,635

March 31, 2008

18.26

.29

(2.24)

(1.95)

(.66)

—

(.66)

(2.61)

15.65

(10.87)%

4.44%

2.40%

1.62%

—

550%

124,572

March 31, 2007

18.78

(.27)

.38

.11

(.63)

—

(.63)

(.52)

18.26

0.67%

5.97%

2.36%

2.68%

—

192%

213,175

March 31, 2006

18.25

(.25)

.78

.53

—

—

—

.53

18.78

2.90%

5.66%

2.33%

(1.40)%

(0.22)%

179%

533,862

March 31, 2005

19.24

(.27)

(.72)

(.99)

—

—

—

(.99)

18.25

(5.15)%

6.11%

2.32%

(1.40)%

0.53%

101%

893,249

March 31, 2004

20.88

(.29)

(1.35)

(1.64)

—

—

—

(1.64)

19.24

(7.85)%

6.57%

2.38%

(1.45)%

(4.84)%

187%

489,918

High Yield Strategy Fund A-Class

September 30, 2008Δ

24.31

.06

(.21)

(.15)

—

—

—

(.15)

24.16

(0.62)%

1.55%**

1.55%**

0.47%**

—

—

8,433

March 31, 2008*

25.00

.69

(1.31)

(.62)

(.07)

—

(.07)

(.69)

24.31

(2.49)%

1.50%**

1.50%**

2.79%**

—

—

10,530

High Yield Strategy Fund C-Class

September 30, 2008Δ

24.12

(—)§§

(.24)

(.24)

—

—

—

(.24)

23.88

(1.00)%

2.31%**

2.31%**

(0.03)%**

—

—

667

March 31, 2008*

25.00

.46

(1.27)

(.81)

(.07)

—

(.07)

(.88)

24.12

(3.25)%

2.22%**

2.22%**

1.90%**

—

—

1,001

High Yield Strategy Fund H-Class

September 30, 2008Δ

24.28

.07

(.23)

(.16)

—

—

—

(.16)

24.12

(0.66)%

1.58%**

1.58%**

0.55%**

—

—

10,786

March 31, 2008*

25.00

.62

(1.27)

(.65)

(.07)

—

(.07)

(.72)

24.28

(2.61)%

1.49%**

1.49%**

2.55%**

—

—

64,290

Inverse High Yield Strategy Fund A-Class

September 30, 2008Δ

51.26

.12

.37

.49

—

—

—

.49

51.75

0.96%

1.52%**

1.52%**

0.47%**

—

—

1,685

March 31, 2008*

50.00

.54

.72

1.26

—

—

—

1.26

51.26

2.52%

1.52%**

1.52%**

1.09%**

—

—

1,673

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Inverse High Yield Strategy Fund C-Class

September 30, 2008Δ

$51.06

$

(.06)

$

.37

$

.31

$

—

$

—

$

—

$

.31

$51.37

0.61%

2.27%**

2.27%**

(0.24)%**

—

$

2,974

March 31, 2008*

50.00

(.62)

1.68

1.06

—

—

—

1.06

51.06

2.12%

2.26%**

2.26%**

(1.25)%**

—

2,958

Inverse High Yield Strategy Fund H-Class

September 30, 2008Δ

51.38

.07

.44

.51

—

—

—

.51

51.89

0.99%

1.52%**

1.52%**

0.28%**

—

13,500

March 31, 2008*

50.00

1.44

(.06)

1.38

—

—

—

1.38

51.38

2.76%

1.52%**

1.52%**

2.84%**

—

6,536

Europe 1.25x Strategy Fund A-Class

September 30, 2008Δ

22.25

.17

(5.53)

(5.36)

—

—

—

(5.36)

16.89

(24.09)%

1.67%**

1.67%**

1.53%**

115%

889

March 31, 2008

24.13

.62

(1.57)

(.95)

(.23)

(.70)

(.93)

(1.88)

22.25

(4.60)%

1.69%

1.69%

2.42%

320%

1,750

March 31, 2007

20.06

.54

3.65

4.19

(.12)

—

(.12)

4.07

24.13

20.90%

1.54%

1.54%

2.33%

373%

10,892

March 31, 2006

17.14

.18

3.06

3.24

—

(.32)

(.32)

2.92

20.06

19.10%

1.67%

1.66%

1.02%

454%

1,378

March 31, 2005

14.98

.05

2.59

2.64

(.47)

(.01)

(.48)

2.16

17.14

17.56%

1.62%

1.62%

0.29%

—

180

March 31, 2004*

14.98

—

—

—

—

—

—

—

14.98

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

Europe 1.25x Strategy Fund C-Class

September 30, 2008Δ

21.00

.08

(5.20)

(5.12)

—

—

—

(5.12)

15.88

(24.38)%

2.42%**

2.42%**

0.80%**

115%

3,098

March 31, 2008

22.98

.31

(1.36)

(1.05)

(.23)

(.70)

(.93)

(1.98)

21.00

(5.28)%

2.40%

2.40%

1.27%

320%

6,149

March 31, 2007

19.25

.39

3.46

3.85

(.12)

—

(.12)

3.73

22.98

20.01%

2.40%

2.40%

1.85%

373%

9,539

March 31, 2006

16.57

.10

2.90

3.00

—

(.32)

(.32)

2.68

19.25

18.30%

2.42%

2.41%

0.59%

454%

8,703

March 31, 2005

14.62

(.09)

2.52

2.43

(.47)

(.01)

(.48)

1.95

16.57

16.55%

2.37%

2.37%

(0.57)%

—

5,717

March 31, 2004

9.74

(1.18)

6.77

5.59

—

(.71)

(.71)

4.88

14.62

57.29%

2.47%

2.47%

(8.31)%

—

1,999

Europe 1.25x Strategy Fund H-Class

September 30, 2008Δ

22.26

.19

(5.55)

(5.36)

—

—

—

(5.36)

16.90

(24.08)%

1.71%**

1.71%**

1.73%**

115%

11,097

March 31, 2008

24.14

.57

(1.52)

(.95)

(.23)

(.70)

(.93)

(1.88)

22.26

(4.60)%

1.67%

1.67%

2.20%

320%

21,670

March 31, 2007

20.06

.59

3.61

4.20

(.12)

—

(.12)

4.08

24.14

20.95%

1.66%

1.66%

2.63%

373%

57,887

March 31, 2006

17.13

.22

3.03

3.25

—

(.32)

(.32)

2.93

20.06

19.17%

1.64%

1.63%

1.21%

454%

46,066

March 31, 2005

14.98

.05

2.58

2.63

(.47)

(.01)

(.48)

2.15

17.13

17.49%

1.61%

1.61%

0.28%

—

62,957

March 31, 2004

9.88

(1.65)

7.46

5.81

—

(.71)

(.71)

5.10

14.98

58.72%

1.73%

1.73%

(11.25)%

—

35,914

Japan 2x Strategy Fund A-Class

September 30, 2008Δ

25.12

.09

(7.02)

(6.93)

—

—

—

(6.93)

18.19

(27.59)%

1.52%**

1.52%**

0.75%**

—

127

March 31, 2008*

25.00

—§§

.12

.12

—

—

—

.12

25.12

0.48%

1.25%**

1.25%**

(0.12)%**

—

636

Japan 2x Strategy Fund C-Class

September 30, 2008Δ

25.10

(.02)

(6.95)

(6.97)

—

—

—

(6.97)

18.13

(27.77)%

2.27%**

2.27%**

(0.15)%**

—

256

March 31, 2008*

25.00

(.02)

.12

.10

—

—

—

.10

25.10

0.40%

2.21%**

2.21%**

(0.74)%**

—

240

Japan 2x Strategy Fund H-Class

September 30, 2008Δ

25.12

.05

(6.98)

(6.93)

—

—

—

(6.93)

18.19

(27.59)%

1.52%**

1.52%**

0.38%**

—

2,427

March 31, 2008*

25.00

—§§

.12

.12

—

—

—

.12

25.12

0.48%

1.44%**

1.44%**

0.17%**

—

5,243

Small-Cap Value Fund A-Class

September 30, 2008Δ

26.56

.28

(2.12)

(1.84)

—

—

—

(1.84)

24.72

(6.93)%

1.52%**

1.52%**

2.10%**

367%

232

March 31, 2008

35.54

.26

(8.97)

(8.71)

(.27)

—

(.27)

(8.98)

26.56

(24.54)%

1.53%

1.53%

0.82%

566%

2,945

March 31, 2007

33.40

.23

1.94

2.17

—

(.03)

(.03)

2.14

35.54

6.49%

1.51%

1.51%

0.66%

728%

3,929

March 31, 2006

28.22

(.03)

5.71

5.68

—

(.50)

(.50)

5.18

33.40

20.35%

1.46%

1.46%

(0.11)%

806%

335

March 31, 2005*

25.28

(.06)

3.13

3.07

—

(.13)

(.13)

2.94

28.22

12.14%

1.43%**

1.43%**

(0.37)%**

744%

714

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Small-Cap Value Fund C-Class

September 30, 2008Δ

$25.71

$

.01

$

(1.88)

$

(1.87)

$

—

$

—

$

—

$

(1.87)

$23.84

(7.27)%

2.27%**

0.04%**

367%

$ 11,748

March 31, 2008

34.68

.28

(8.98)

(8.70)

(.27)

—

(.27)

(8.97)

25.71

(25.12)%

2.26%

0.99%

566%

14,040

March 31, 2007

32.85

(.05)

1.91

1.86

—

(.03)

(.03)

1.83

34.68

5.65%

2.26%

(0.16)%

728%

2,268

March 31, 2006

28.01

(.18)

5.52

5.34

—

(.50)

(.50)

4.84

32.85

19.29%

2.27%

(0.60)%

806%

18,779

March 31, 2005

25.59

(.24)

2.79

2.55

—

(.13)

(.13)

2.42

28.01

9.96%

2.21%

(0.89)%

744%

12,119

March 31, 2004*

25.00

(.05)

.64

.59

—

—

—

.59

25.59

2.36%

2.11%**

(1.68)%**

177%

2,207

Small-Cap Value Fund H-Class

September 30, 2008Δ

26.53

.14

(1.98)

(1.84)

—

—

—

(1.84)

24.69

(6.94)%

1.52%**

1.08%**

367%

21,363

March 31, 2008

35.51

.33

(9.04)

(8.71)

(.27)

—

(.27)

(8.98)

26.53

(24.56)%

1.48%

1.04%

566%

51,563

March 31, 2007

33.38

.15

2.01

2.16

—

(.03)

(.03)

2.13

35.51

6.46%

1.52%

0.46%

728%

10,478

March 31, 2006

28.24

.06

5.58

5.64

—

(.50)

(.50)

5.14

33.38

20.20%

1.50%

0.19%

806%

102,448

March 31, 2005

25.62

(.01)

2.76

2.75

—

(.13)

(.13)

2.62

28.24

10.73%

1.47%

(0.04)%

744%

75,748

March 31, 2004*

25.00

(.01)

.63

.62

—

—

—

.62

25.62

2.48%

1.41%**

(0.21)%**

177%

19,900

Mid-Cap Value Fund A-Class

September 30, 2008Δ

29.72

.24

(2.44)

(2.20)

—

—

—

(2.20)

27.52

(7.40)%

1.52%**

1.52%**

455%

595

March 31, 2008

36.58

.44

(6.37)

(5.93)

(.93)

—

(.93)

(6.86)

29.72
(16.45)%

1.53%

1.25%

297%

2,797

March 31, 2007

31.83

.34

4.57

4.91

—

(.16)

(.16)

4.75

36.58

15.45%

1.53%

1.00%

625%

4,744

March 31, 2006

27.49

.06

4.47

4.53

(—)§§

(.19)

(.19)

4.34

31.83

16.51%

1.48%

0.21%

558%

1,480

March 31, 2005*

24.58

.11

2.91

3.02

(—)§§

(.11)

(.11)

2.91

27.49

12.29%

1.42%**

0.69%**

731%

312

Mid-Cap Value Fund C-Class

September 30, 2008Δ

28.78

.20

(2.43)

(2.23)

—

—

—

(2.23)

26.55

(7.75)%

2.27%**

1.33%**

455%

1,067

March 31, 2008

35.75

.30

(6.34)

(6.04)

(.93)

—

(.93)

(6.97)

28.78

(17.15)%

2.28%

0.88%

297%

1,082

March 31, 2007

31.34

.11

4.46

4.57

—

(.16)

(.16)

4.41

35.75

14.61%

2.28%

0.33%

625%

8,326

March 31, 2006

27.29

(.10)

4.34

4.24

(—)§§

(.19)

(.19)

4.05

31.34

15.57%

2.25%

(0.35)%

558%

7,270

March 31, 2005

25.11

(.07)

2.36

2.29

(—)§§

(.11)

(.11)

2.18

27.29

9.12%

2.21%

(0.28)%

731%

8,831

March 31, 2004*

25.00

(.02)

.13

.11

—

—

—

.11

25.11

0.44%

2.11%**

(0.50)%**

172%

710

Mid-Cap Value Fund H-Class

September 30, 2008Δ

29.71

.25

(2.44)

(2.19)

—

—

—

(2.19)

27.52

(7.37)%

1.52%**

1.64%**

455%

5,681

March 31, 2008

36.58

.35

(6.29)

(5.94)

(.93)

—

(.93)

(6.87)

29.71

(16.48)%

1.54%

0.96%

297%

6,512

March 31, 2007

31.82

.46

4.46

4.92

—

(.16)

(.16)

4.76

36.58

15.49%

1.52%

1.39%

625%

76,513

March 31, 2006

27.49

.07

4.45

4.52

(—)§§

(.19)

(.19)

4.33

31.82

16.47%

1.48%

0.25%

558%

31,340

March 31, 2005

25.13

.21

2.26

2.47

(—)§§

(.11)

(.11)

2.36

27.49

9.83%

1.46%

0.77%

731%

115,660

March 31, 2004*

25.00

.01

.12

.13

—

—

—

.13

25.13

0.52%

1.41%**

0.19%**

172%

18,064

Large-Cap Value Fund A-Class

September 30, 2008Δ

20.00

.21

(3.36)

(3.15)

—

—

—

(3.15)

16.85

(15.75)%

1.52%**

2.14%**

778%

246

March 31, 2008

33.46

.49

(6.10)

(5.61)

(1.99)

(5.86)

(7.85)

(13.46)

20.00

(19.98)%

1.52%

1.67%

289%

4,269

March 31, 2007

29.12

.37

4.33

4.70

(.21)

(.15)

(.36)

4.34

33.46

16.21%

1.50%

1.17%

389%

5,348

March 31, 2006

26.56

.19

2.77

2.96

—

(.40)

(.40)

2.56

29.12

11.20%

1.47%

0.70%

1,054%

713

March 31, 2005*

24.68

.12

1.81

1.93

(—)§§

(.05)

(.05)

1.88

26.56

7.82%

1.43%**

0.77%**

747%

211

Large-Cap Value Fund C-Class

September 30, 2008Δ

19.20

.14

(3.22)

(3.08)

—

—

—

(3.08)

16.12

(16.04)%

2.27%**

1.46%**

778%

1,645

March 31, 2008

32.68

.14

(5.77)

(5.63)

(1.99)

(5.86)

(7.85)

(13.48)

19.20

(20.57)%

2.29%

0.48%

289%

1,838

March 31, 2007

28.67

.09

4.28

4.37

(.21)

(.15)

(.36)

4.01

32.68

15.31%

2.27%

0.29%

389%

21,075

March 31, 2006

26.38

.04

2.65

2.69

—

(.40)

(.40)

2.29

28.67

10.25%

2.26%

0.14%

1,054%

4,344

March 31, 2005

24.85

.01

1.57

1.58

(—)§§

(.05)

(.05)

1.53

26.38

6.35%

2.20%

0.03%

747%

4,636

March 31, 2004*

25.00

(.02)

(.13)

(.15)

—

—

—

(.15)

24.85

(0.60)%

2.10%**

(0.53)%**

202%

2,612

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

(Loss)

Rate

omitted)

Large-Cap Value Fund H-Class

September 30, 2008Δ

$20.00

$

.22

$

(3.36)

$

(3.14)

$

—

$

—

$

—

$

(3.14)

$16.86

(15.70)%

1.52%**

2.40%**

778%

$ 12,491

March 31, 2008

33.46

.36

(5.97)

(5.61)

(1.99)

(5.86)

(7.85)

(13.46)

20.00

(19.98)%

1.53%

1.11%

289%

18,459

March 31, 2007

29.12

.35

4.35

4.70

(.21)

(.15)

(.36)

4.34

33.46

16.21%

1.51%

1.12%

389%

184,082

March 31, 2006

26.56

.23

2.73

2.96

—

(.40)

(.40)

2.56

29.12

11.20%

1.49%

0.82%

1,054%

56,005

March 31, 2005

24.87

.16

1.58

1.74

(—)§§

(.05)

(.05)

1.69

26.56

6.99%

1.47%

0.63%

747%

24,974

March 31, 2004*

25.00

.01

(.14)

(.13)

—

—

—

(.13)

24.87

(0.52)%

1.41%**

0.34%**

202%

8,094

Small-Cap Growth Fund A-Class

September 30, 2008Δ

27.43

(.11)

(.13)

(.24)

—

—

—

(.24)

27.19

(0.91)%

1.52%**

(0.78)%**

547%

226

March 31, 2008

32.61

(.13)

(3.72)

(3.85)

—

(1.33)

(1.33)

(5.18)

27.43

(12.27)%

1.52%

(0.40)%

834%

1,938

March 31, 2007

32.25

(.29)

.65

.36

—

—

—

.36

32.61

1.12%

1.56%

(0.93)%

623%

1,408

March 31, 2006

27.96

(.18)

5.27

5.09

—

(.80)

(.80)

4.29

32.25

18.41%

1.47%

(0.61)%

1,003%

943

March 31, 2005*

24.43

(.12)

3.90

3.78

—

(.25)

(.25)

3.53

27.96

15.49%

1.43%**

(0.74)%**

983%

76

Small-Cap Growth Fund C-Class

September 30, 2008Δ

26.65

(.20)

(.15)

(.35)

—

—

—

(.35)

26.30

(1.31)%

2.28%**

(1.40)%**

547%

1,759

March 31, 2008

31.94

(.51)

(3.45)

(3.96)

—

(1.33)

(1.33)

(5.29)

26.65

(12.88)%

2.29%

(1.57)%

834%

1,980

March 31, 2007

31.82

(.58)

.70

.12

—

—

—

.12

31.94

0.38%

2.32%

(1.83)%

623%

7,570

March 31, 2006

27.78

(.47)

5.31

4.84

—

(.80)

(.80)

4.04

31.82

17.63%

2.27%

(1.57)%

1,003%

5,972

March 31, 2005

25.33

(.44)

3.14

2.70

—

(.25)

(.25)

2.45

27.78

10.68%

2.21%

(1.58)%

983%

2,710

March 31, 2004*

25.00

(.04)

.37

.33

—

—

—

.33

25.33

1.32%

2.08%**

(1.31)%**

117%

2,505

Small-Cap Growth Fund H-Class

September 30, 2008Δ

27.45

(.08)

(.16)

(.24)

—

—

—

(.24)

27.21

(0.87)%

1.56%**

(0.57)%**

547%

17,742

March 31, 2008

32.62

(.26)

(3.58)

(3.84)

—

(1.33)

(1.33)

(5.17)

27.45

(12.23)%

1.53%

(0.79)%

834%

6,259

March 31, 2007

32.27

(.33)

.68

.35

—

—

—

.35

32.62

1.08%

1.53%

(1.05)%

623%

18,171

March 31, 2006

27.97

(.22)

5.32

5.10

—

(.80)

(.80)

4.30

32.27

18.44%

1.50%

(0.73)%

1,003%

73,489

March 31, 2005

25.34

(.23)

3.11

2.88

—

(.25)

(.25)

2.63

27.97

11.38%

1.46%

(0.84)%

983%

26,145

March 31, 2004*

25.00

(.02)

.36

.34

—

—

—

.34

25.34

1.36%

1.41%**

(0.85)%**

117%

2,544

Mid-Cap Growth Fund A-Class

September 30, 2008Δ

26.65

(.14)

(1.23)

(1.37)

—

—

—

(1.37)

25.28

(5.14)%

1.57%**

(0.98)%**

524%

4,842

March 31, 2008

30.72

(.27)

(1.42)

(1.69)

—

(2.38)

(2.38)

(4.07)

26.65

(6.26)%

1.52%

(0.88)%

736%

3,863

March 31, 2007

31.94

(.08)

.48

.40

—

(1.62)

(1.62)

(1.22)

30.72

1.36%

1.51%

(0.25)%

537%

2,777

March 31, 2006

26.85

(.17)

5.39

5.22

—

(.13)

(.13)

5.09

31.94

19.47%

1.48%

(0.60)%

681%

1,530

March 31, 2005*

23.91

(.09)

3.04

2.95

—

(.01)

(.01)

2.94

26.85

12.33%

1.46%**

(0.58)%**

1,211%

553

Mid-Cap Growth Fund C-Class

September 30, 2008Δ

25.79

(.25)

(1.15)

(1.40)

—

—

—

(1.40)

24.39

(5.43)%

2.31%**

(1.80)%**

524%

2,196

March 31, 2008

30.01

(.50)

(1.34)

(1.84)

—

(2.38)

(2.38)

(4.22)

25.79

(6.92)%

2.28%

(1.69)%

736%

1,426

March 31, 2007

31.47

(.42)

.58

.16

—

(1.62)

(1.62)

(1.46)

30.01

0.60%

2.27%

(1.40)%

537%

5,316

March 31, 2006

26.66

(.42)

5.36

4.94

—

(.13)

(.13)

4.81

31.47

18.55%

2.26%

(1.43)%

681%

3,305

March 31, 2005

25.15

(.37)

1.89

1.52

—

(.01)

(.01)

1.51

26.66

6.04%

2.21%

(1.43)%

1,211%

2,313

March 31, 2004*

25.00

(.05)

.20

.15

—

—

—

.15

25.15

0.60%

2.10%**

(1.50)%**

356%

1,172

Mid-Cap Growth Fund H-Class

September 30, 2008Δ

26.68

(.14)

(1.23)

(1.37)

—

—

—

(1.37)

25.31

(5.13)%

1.54%**

(0.96)%**

524%

7,628

March 31, 2008

30.75

(.28)

(1.41)

(1.69)

—

(2.38)

(2.38)

(4.07)

26.68

(6.25)%

1.51%

(0.92)%

736%

14,158

March 31, 2007

31.95

(.24)

.66

.42

—

(1.62)

(1.62)

(1.20)

30.75

1.42%

1.52%

(0.80)%

537%

7,715

March 31, 2006

26.86

(.19)

5.41

5.22

—

(.13)

(.13)

5.09

31.95

19.46%

1.50%

(0.63)%

681%

48,888

March 31, 2005

25.17

(.17)

1.87

1.70

—

(.01)

(.01)

1.69

26.86

6.75%

1.46%

(0.66)%

1,211%

23,733

March 31, 2004*

25.00

(.02)

.19

.17

—

—

—

.17

25.17

0.68%

1.41%**

(0.75)%**

356%

625

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented.

RATIOS TO

AVERAGE NET ASSETS:

Net Realized

Net Increase

NET ASSET

Net

and

(Decrease)

Distributions

Distributions

Net Increase

NET ASSET

Net

Net Assets,

VALUE,

Investment

Unrealized

in Net Asset

from Net

from Net

(Decrease) in

VALUE,

Total

Investment

Portfolio

End of

BEGINNING

Income

Gains (Losses)

Value Resulting

Investment

Realized

Total

Net Asset

END OF

Investment

Total

Net

Income

Turnover

Period (000’s

Period Ended

OF PERIOD

(Loss)†

on Investments

from Operations

Income

Gains

Distributions

Value

PERIOD

Return††

Expenses

Expenses

(Loss)

Rate

omitted)

Large-Cap Growth Fund A-Class

September 30, 2008Δ

$25.11

$

(.07)

$

(2.87)

$ (2.94)

$

—

$

—

$

—

$ (2.94)

$22.17

(11.71)%

1.52%**

1.52%**

(0.52)%**

220%

$

1,686

March 31, 2008

27.17

(.15)

(1.52)

(1.67)

—

(.39)

(.39)

(2.06)

25.11

(6.28)%

1.51%

1.51%

(0.53)%

450%

5,443

March 31, 2007

26.11

(.13)

1.19

1.06

—

—

—

1.06

27.17

4.06%

1.52%

1.52%

(0.51)%

1,029%

2,675

March 31, 2006

24.48

(.07)

1.72

1.65

—

(.02)

(.02)

1.63

26.11

6.76%

1.48%

1.48%

(0.29)%

1,276%

914

March 31, 2005*

23.44

.09

.95

1.04

—

(—)§§

(—)§§

1.04

24.48

4.45%

1.45%**

1.45%**

0.62%**

2,018%

74

Large-Cap Growth Fund C-Class

September 30, 2008Δ

24.35

(.15)

(2.78)

(2.93)

—

—

—

(2.93)

21.42

(12.03)%

2.27%**

2.27%**

(1.17)%**

220%

2,759

March 31, 2008

26.57

(.32)

(1.51)

(1.83)

—

(.39)

(.39)

(2.22)

24.35

(7.02)%

2.27%

2.27%

(1.21)%

450%

4,453

March 31, 2007

25.74

(.37)

1.20

.83

—

—

—

.83

26.57

3.22%

2.28%

2.28%

(1.44)%

1,029%

3,743

March 31, 2006

24.30

(.26)

1.72

1.46

—

(.02)

(.02)

1.44

25.74

6.03%

2.23%

2.23%

(1.04)%

1,276%

5,249

March 31, 2005

24.18

(.01)

.13

.12

—

(—)§§

(—)§§

.12

24.30

0.51%

2.20%

2.20%

(0.06)%

2,018%

19,703

March 31, 2004*

25.00

(.05)

(.77)

(.82)

—

—

—

(.82)

24.18

(3.28)%

2.08%**

2.08%**

(1.25)%**

296%

—

Large-Cap Growth Fund H-Class

September 30, 2008Δ

25.10

(.06)

(2.88)

(2.94)

—

—

—

(2.94)

22.16

(11.71)%

1.52%**

1.52%**

(0.47)%**

220%

7,579

March 31, 2008

27.16

(.17)

(1.50)

(1.67)

—

(.39)

(.39)

(2.06)

25.10

(6.28)%

1.53%

1.53%

(0.62)%

450%

11,937

March 31, 2007

26.11

(.14)

1.19

1.05

—

—

—

1.05

27.16

4.02%

1.52%

1.52%

(0.53)%

1,029%

49,087

March 31, 2006

24.49

(.05)

1.69

1.64

—

(.02)

(.02)

1.62

26.11

6.71%

1.49%

1.49%

(0.19)%

1,276%

32,258

March 31, 2005

24.18

.37

(.06)

.31

—

(—)§§

(—)§§

.31

24.49

1.30%

1.47%

1.47%

1.52%

2,018%

11,762

March 31, 2004*

25.00

(—)§§

(.82)

(.82)

—

—

—

(.82)

24.18

(3.28)%

1.41%**

1.41%**

(0.16)%**

296%

793

U.S. Government Money Market Fund Investor Class

September 30, 2008Δ

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.71%

0.92%**

0.92%**

1.42%**

—

1,118,020

March 31, 2008

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.76%

0.93%

0.93%

3.71%

—

978,584

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

4.26%

0.92%

0.92%

4.20%

—

982,347

March 31, 2006

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.79%

0.88%

0.88%

2.74%

—

975,088

March 31, 2005

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.82%

0.87%

0.87%

0.81%

—

1,196,009

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.18%

0.90%

0.90%

0.18%

—

1,057,062

U.S. Government Money Market Fund Advisor Class

September 30, 2008Δ

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.46%

1.42%**

1.42%**

0.91%**

—

178,220

March 31, 2008

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

3.24%

1.43%

1.43%

3.25%

—

159,111

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

3.75%

1.42%

1.42%

3.70%

—

204,068

March 31, 2006

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

2.28%

1.39%

1.39%

2.21%

—

151,828

March 31, 2005

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.43%

1.38%

1.25%

0.39%

—

245,890

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.01%

1.38%

1.08%

0.01%

—

249,599

U.S. Government Money Market Fund A-Class

September 30, 2008Δ

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.59%

1.17%**

1.17%**

1.17%**

—

34,253

March 31, 2008

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

3.51%

1.18%

1.18%

3.45%

—

21,174

March 31, 2007

1.00

.04

—

.04

(.04)

—

(.04)

—

1.00

4.01%

1.17%

1.17%

3.97%

—

18,779

March 31, 2006

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.51%

1.15%

1.15%

2.66%

—

14,324

March 31, 2005

1.00

.01

—

.01

(.01)

—

(.01)

—

1.00

0.59%

1.10%

1.10%

0.93%

—

7,335

March 31, 2004*

1.00

—

—

—

—

—

—

—

1.00

0.00%

0.00%**à

0.00%**à

0.00%**

—

1

U.S. Government Money Market Fund C-Class

September 30, 2008Δ

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.21%

1.92%**

1.92%**

0.42%**

—

142,062

March 31, 2008

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

2.74%

1.93%

1.93%

2.69%

—

121,436

March 31, 2007

1.00

.03

—

.03

(.03)

—

(.03)

—

1.00

3.24%

1.92%

1.92%

3.20%

—

120,415

March 31, 2006

1.00

.02

—

.02

(.02)

—

(.02)

—

1.00

1.76%

1.89%

1.89%

1.72%

—

131,045

March 31, 2005

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.19%

1.87%

1.51%

0.19%

—

155,668

March 31, 2004

1.00

—§§

—

—§§

(—)§§

—

(—)§§

—

1.00

0.01%

1.90%

1.08%

0.01%

—

131,704

FINANCIAL HIGHLIGHTS (concluded)

* Since the commencement of operations:

August 1, 2003 — Inverse NASDAQ-100® Strategy Fund Advisor Class, Government Long Bond 1.2x Strategy Fund Advisor Class, and Inverse Government Long Bond Strategy Fund Advisor Class;

February 20, 2004 — Inverse Mid-Cap Strategy Fund C-Class and H-Class, Inverse Russell 2000® Strategy Fund C-Class and H-Class, Small-Cap Value Fund C-Class and H-Class, Mid-Cap Value C-Class and H-Class, Large-Cap

Value Fund C-Class and H-Class, Small-Cap Growth Fund C-Class and H-Class, Mid-Cap Growth Fund C-Class and H-Class, and Large-Cap Growth Fund C-Class and H-Class;

March 31, 2004 — Nova Fund A-Class, Inverse S&P 500 Strategy Fund A-Class, NASDAQ-100® Fund A-Class, Inverse NASDAQ-100® Strategy Fund A-Class, Mid-Cap 1.5x Strategy Fund A-Class, Inverse Mid-Cap Strategy Fund

A-Class, Russell 2000® 1.5x Strategy Fund A-Class, Inverse Russell 2000® Strategy Fund A-Class, Government Long Bond 1.2x Strategy Fund A-Class, Inverse Government Long Bond Strategy Fund A-Class, Europe 1.25x

Strategy Fund A-Class, and U.S. Government Money Market Fund A-Class;

September 1, 2004 — Small-Cap Value Fund A-Class, Mid-Cap Value Fund A-Class, Large-Cap Value Fund A-Class, Small-Cap Growth Fund A-Class, Mid-Cap Growth Fund A-Class, and Large-Cap Growth Fund A-Class;

May 31, 2006 — S&P 500 Fund A-Class, C-Class and H-Class and Russell 2000® Fund A-Class, C-Class and H-Class;

April 16, 2007 — High Yield Strategy Fund A-Class, C-Class and H-Class and Inverse High Yield Strategy Fund A-Class, C-Class and H-Class;

February 22, 2008 —Japan 2x Strategy Fund A-Class, C-Class and H-Class.

** Annualized

† Calculated using the average daily shares outstanding for the period.

†† Total investment return does not reflect the impact of any applicable sales charges and has not been annualized.

††† Inverse S&P 500 Strategy Fund — Per share amounts for the periods ended March 31, 2004 through March 31, 2007 have been restated to reflect a 1:5 reverse stock split effective April 23, 2007.

à Expense ratios for the period ended March 31, 2004 are calculated for one day only and are not indicative of future class performance.

§ Operating Expenses exclude interest and dividend expense from securities sold short.

§§ Less than $.01 per share.

Δ  Unaudited

Prior to April 1, 2007, the Nova Fund, Inverse S&P 500 Strategy Fund, Inverse NASDAQ-100® Strategy Fund, and Inverse Government Long Bond Strategy Fund operated under a Master-Feeder Structure.

▲ Ratios represent combined net investment income of the former Master Portfolio and the Fund. Ratios shown under the caption “Net Investment Income (Loss)” for the year ended March 31, 2006 and preceding periods did not reflect the net investment income of the former Master Portfolio. This has no effect on the Fund's net asset value, per share value or total increase (decrease) in net assets from operations during any period.

■ Expense ratios to average net assets include expenses of the corresponding former Master Portfolio for the year ended March 31, 2007 and preceding periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.

Organization and Significant Accounting Policies

All equity securities for the morning NAV are valued at

Organization

the current sales price as of 10:45 a.m. on the valuation

The Rydex Series Funds (the “Trust”) is registered with

date. Equity securities listed on an exchange (NYSE or

the SEC under the Investment Company Act of 1940

American Stock Exchange) are valued at the last quoted

(the “1940 Act”) as a non-diversified, open-ended

sales price as of the close of business on the NYSE,

investment company. The Trust offers five separate

usually 4:00 p.m. on the valuation date for the afternoon

classes of shares, Investor Class Shares, Advisor Class

NAV. Equity securities listed on the NASDAQ market

Shares, A-Class Shares, C-Class Shares, and H-Class

system are valued at the NASDAQ Official Closing Price,

Shares. C-Class Shares have a 1% contingent deferred

usually as of 4:00 p.m. on the valuation date. Short-term

sales charge (“CDSC”) if shares are redeemed within 12

securities, if any, are valued at amortized cost, which

months of purchase. Sales of shares of each Class are

approximates market value.

made without a sales charge at the net asset value per

Listed options held by the Trust are valued at the their

share, with the exception of A-Class Shares. A-Class

last bid price for twice a day pricing or the Official

Shares are sold at net asset value, plus the applicable

Settlement Price listed by the exchange, usually as of 4:00

front-end sales charge, except for the U.S. Government

p.m. Over-the-Counter options held by the Trust are

Money Market Fund. The sales charge varies depending

valued using the average bid price obtained from one or

on the amount purchased, but will not exceed 4.75%.

more security dealers.

A-Class Share purchases of $1 million or more are

The value of futures contracts purchased and sold by the

exempt from the front-end sales charge but have a 1%

Trust is accounted for using the unrealized gain or loss

CDSC if shares are redeemed within 18 months of

on the contracts that is determined by marking the

purchase.

contracts to their current realized settlement prices.

At September 30, 2008, the Trust consisted of fifty-four

Financial futures contracts are valued as of the spot price

separate Funds: twenty-two Benchmark Funds, one

at 10:45 a.m. on the valuation date for the morning

Money Market Fund, eleven Alternative Strategy Funds,

pricing cycle. Financial futures contracts are valued at the seventeen Sector Funds, and three Essential Portfolio

last quoted sales price, usually as of 4:00 p.m. on the

Funds. This report covers the twenty-two Benchmark

valuation date for the afternoon NAV cycle. In the event

Funds and the Money Market Fund (the “Funds”), while

that the exchange for a specific futures contract closes

the Sector Funds, the Alternative Strategy Funds, and

earlier than 4:00 p.m., the futures contract is valued at

the Essential Portfolio Funds are contained in separate

the Official Settlement Price of the exchange. However,

reports.

the underlying securities from which the futures contract

Rydex Investments provides advisory, transfer agent and

value is derived are monitored until 4:00 p.m. to

administrative services, and accounting services to the

determine if fair valuation would provide a more

Trust. Rydex Distributors, Inc. (the “Distributor”) acts as

accurate valuation.

principal underwriter for the Trust. Both Rydex

Debt securities with a maturity greater than 60 days are

Investments and the Distributor are affiliated entities.

valued at the last traded fill price at the close of the

Significant Accounting Policies

Funds’ pricing cycle, unless no trades were executed. If

there are no trades, a security is valued at the reported

The following significant accounting policies are in

bid price, at the close of the Funds’ pricing cycle, usually conformity with U.S. generally accepted accounting

4:00 p.m.

principles and are consistently followed by the Trust. All

time references are based on Eastern Time. The

Structured notes are valued in accordance with the terms

information contained in these notes may not apply to

of their agreement at the value of the underlying index

every Fund in the Trust.

close, usually 4:00 p.m., adjusted for any interest accruals and financing charges. If the securities comprising the

A. The Trust calculates a NAV twice each business day,

underlying index cease trading before a Fund’s close of

first in the morning and again in the afternoon for the

business, the index will be fair valued with the use of an

Russell 2000® Fund and the S&P 500 Fund. All other

appropriate market indicator.

Funds in the Trust will price at the afternoon NAV.

The morning NAV is calculated at 10:45 a.m., and the

Traditional open-end investment companies (“Mutual

afternoon NAV is calculated at the close of the New

Funds”) are valued at their NAV as of the close of

York Stock Exchange (“NYSE”), usually 4:00 p.m. The

business, usually 4:00 p.m. on the valuation date.

NAV is calculated using the current market value of

Exchange Traded Funds (“ETFs”) and closed-end

each Fund’s total assets as of the respective time of

investment companies are valued at the last quoted

calculation. These financial statements are based on the

sales price.

September 30, 2008 afternoon NAV.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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135

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The value of domestic equity index and credit default

realized capital gains in all Funds, if any, are declared

swap agreements entered into by a Fund is accounted

and paid at least annually. Distributions are recorded on

for using the unrealized gain or loss on the agreements

the ex-dividend date and are determined in accordance

that is determined by marking the agreements to the

with income tax regulations which may differ from U.S.

last quoted value of the index that the swap pertains to

generally accepted accounting principles.

at the close of the NYSE, usually 4:00 p.m. The swap’s

D. When a Fund engages in a short sale of an equity or

market value is then adjusted to include dividends

fixed income security, an amount equal to the proceeds

accrued, financing charges and/or interest associated

is reflected as an asset and an equivalent liability. The

with the swap agreements.

amount of the liability is subsequently marked-to-market

The value of foreign equity and currency index swap

to reflect the market value of the short sale. The Fund

agreements entered into by a Fund is accounted for

maintains a segregated account of cash and/or securities

using the unrealized gain or loss on the agreements that

as collateral for short sales. The Fund is exposed to

is determined by marking the agreements to the price at

market risk based on the amount, if any, that the market

which orders are being filled at the close of the NYSE,

value of the security exceeds the market value of the

usually 4:00 p.m. In the event that no order is filled at

securities in the segregated account. Fees, if any, paid to

4:00p.m., the security dealer provides a fair value quote

brokers to borrow securities in connection with short

at which the swap agreement is valued. The swap’s

sales are considered part of the cost of short sale

market value is then adjusted to include dividends

transactions. In addition, the Fund must pay out the

accrued, financing charges and/or interest associated

dividend rate of the equity or coupon rate of the

with the swap agreements.

treasury obligation to the lender and records this as an

Investments for which market quotations are not readily

expense. Short dividends or interest expense is a cost

available are fair valued as determined in good faith by

associated with the investment objective of short sales

Rydex Investments under the direction of the Board of

transactions, rather than an operational cost associated

Trustees using methods established or ratified by the

with the day-to-day management of any mutual fund.

Board of Trustees. These methods include, but are not

E. Upon the purchase of an option by a Fund, the

limited to:(i) general information as to how these

premium paid is recorded as an investment, the value of

securities and assets trade; (ii) in connection with futures which is marked-to-market daily. When a purchased

contracts and options thereupon, and other derivative

option expires, that Fund will realize a loss in the

investments, information as to how (a) these contracts

amount of the cost of the option. When a Fund enters

and other derivative investments trade in the futures or

into a closing sale transaction, that Fund will realize a

other derivative markets, respectively, and (b) the

gain or loss depending on whether the proceeds from

securities underlying these contracts and other

the closing sale transaction are greater or less than the

derivative investments trade in the cash market; and

cost of the option. When a Fund exercises a put option,

(iii)other information and considerations, including

that Fund will realize a gain or loss from the sale of the

current values in related-markets.

underlying security and the proceeds from such sale will

B. Securities transactions are recorded on the trade date

be decreased by the premium originally paid. When a

for financial reporting purposes. Realized gains and

Fund exercises a call option, the cost of the security

losses from securities transactions are recorded using

purchased by that Fund upon exercise will be increased

the identified cost basis. Proceeds from lawsuits related

by the premium originally paid. When a Fund writes

to investment holdings are recorded as realized gains in

(sells) an option, an amount equal to the premium

the respective Fund. Dividend income is recorded on the

received is entered in that Fund’s accounting records as

ex-dividend date, net of applicable taxes withheld by

an asset and equivalent liability. The amount of the

foreign countries. Interest income, including amortization

liability is subsequently marked-to-market to reflect the

of premiums and accretion of discount, is accrued on a

current value of the option written. When a written

daily basis. Distributions received from investments in

option expires, or if a Fund enters into a closing

REITs are recorded as dividend income on the ex-

purchase transaction, that Fund realizes a gain (or loss if

dividend date, subject to reclassification upon notice of

the cost of a closing purchase transaction exceeds the

the character of such distribution by the issuer.

premium received when the option was sold).

C. Distributions from net investment income are

F. The Trust may enter into stock and bond index futures

declared daily and paid monthly in the Government

contracts and options on such futures contracts. Futures

Long Bond 1.2x Strategy Fund and the U.S. Government

contracts are contracts for delayed delivery of securities

Money Market Fund. Distributions of net investment

at a specified future delivery date and at a specific price.

income in the remaining Funds and distributions of net

Upon entering into a contract, a Fund deposits and

136

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

maintains as collateral such initial margin as required by

maturity date. In addition, the contract may require

the exchange on which the transaction is effected.

periodic interest payments. Structured notes are used to

Pursuant to the contract, the Fund agrees to receive

obtain exposure to a market without owning or taking

from or pay to the broker an amount of cash equal to

physical custody of securities or commodities.

the daily fluctuation in value of the contract. Such

Fluctuations in value of the structured notes are

receipts or payments are known as variation margin and

recorded as unrealized gains and losses in the

are recorded by the Fund as unrealized gains or losses.

accompanying financial statements. Coupon payments

When the contract is closed, the Fund records a realized

are recorded as income while net payments are recorded

gain or loss equal to the difference between the value of

as net realized gains or losses.

the contract at the time it was opened and the value at

I. Investment securities and other assets and liabilities

the time it was closed.

denominated in foreign currencies are translated into

G. The Trust may enter into domestic equity index and

U.S. dollar amounts at the date of valuation. Purchases

domestic currency index swap agreements, which are

and sales of investment securities and income and

over the-counter contracts in which one party agrees to

expense items denominated in foreign currencies are

make periodic payments based on the change in market

translated into U.S. dollar amounts on the respective

value of a specified equity security, basket of equity

dates of such transactions. The Trust does not isolate

securities, equity index or domestic currency index, in

that portion of the results of operations resulting from

return for periodic payments based on a fixed or variable

changes in foreign exchange rates on investments from

interest rate or the change in market value of a different

the fluctuations arising from changes in market prices of

equity security, basket of equity securities, equity index

securities held. Such fluctuations are included with the

or domestic currency index. Swap agreements are used

net realized and unrealized gain and loss from

to obtain exposure to an equity or market without

investments.

owning or taking physical custody of securities. The swap

Reported net realized foreign exchange gains or losses

agreements are marked-to-market daily based upon

arise from sales of foreign currencies and currency gains

quotations from market makers and the change, if any, is

or losses realized between the trade and settlement

recorded as unrealized gain or loss. Payments received

dates on investment transactions. Net unrealized

or made as a result of an agreement or termination of

exchange gains and losses arise from changes in the fair

the agreement are recognized as realized gains or losses.

values of assets and liabilities other than investments in

The Trust may enter into credit default swap agreements

securities at the fiscal period end, resulting from changes

where one party, the protection buyer, makes an upfront

in exchange rates.

or periodic payment to a counterparty, the protection

J. The Trust may enter into forward currency contracts

seller, in exchange for the right to receive a contingent

primarily to hedge against foreign currency exchange

payment. The maximum amount of the payment may

rate risks on its non-U.S. dollar denominated investment

equal the notional amount, at par, of the underlying

securities. When entering into a forward currency

index or security as a result of a related credit event.

contract, a Fund agrees to receive or deliver a fixed

Upfront payments received or made by a Fund, are

quantity of foreign currency for an agreed-upon price on

amortized over the expected life of the agreement.

an agreed future date. These contracts are valued daily

Periodic payments received or paid by a Fund are

and the corresponding unrealized gain or loss on the

recorded as realized gains or losses. The credit default

contracts, as measured by the difference between the

contracts are marked-to-market daily based upon

forward foreign exchange rates at the dates of entry into

quotations from market makers and the change, if any,

the contracts and the forward rates at the reporting

is recorded as unrealized gain or loss. Payments

date, is included in the Statement of Assets and

received or made as a result of a credit event or

Liabilities. Realized and unrealized gains and losses are

termination of the contract are recognized, net of a

included in the Statement of Operations.

proportional amount of the upfront payment, as

realized gains or losses.

K. Certain U.S. Government and Agency Obligations are

traded on a discount basis; the interest rates shown on

H. The Trust may invest in structured notes, which are

the Schedules of Investments reflect the effective rates

over the-counter contracts linked to the performance of

at the time of purchase by the Funds. Other securities

an underlying benchmark such as interest rates, equity

bear interest at the rates shown, payable at fixed dates

markets, equity indices, commodities indices, corporate

through maturity. The Funds may also purchase

credits or foreign exchange markets. A structured note is

American Depository Receipts, U.S. Government

a type of bond in which an issuer borrows money from

securities, and enter into repurchase agreements.

investors and pays back the principal, adjusted for

performance of the underlying benchmark, at a specified

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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137

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

L. The Funds may leave cash overnight in their cash

such price increases is the principal risk of engaging in

account with the custodian, U.S. Bank. Periodically, a

short sales.

Fund may have cash due to the custodian bank as an

The risk associated with purchasing options is limited to

overdraft balance. A fee is incurred on this overdraft,

the premium originally paid. The risk in writing a covered

calculated by multiplying the overdraft by a rate

call option is that a Fund may forego the opportunity for

based on the federal funds rate. Segregated cash with

profit if the market price of the underlying security

the broker is held as collateral for investments in

increases and the option is exercised. The risk in writing

derivative instruments such as futures contracts and

a covered put option is that a Fund may incur a loss if

index swap agreements.

the market price of the underlying security decreases

M. Interest and dividend income, most expenses, all

and he option is exercised. In addition, there is the risk

realized gains and losses, and all unrealized gains and

that a Fund may not be able to enter into a closing

losses are allocated to the Classes based upon the value

transaction because of an illiquid secondary market or,

of the outstanding shares in each Class. Certain costs,

for over-the-counter options, because of the

such as distribution fees relating to A-Class Shares and

counterparty’s inability to perform.

H-Class Shares and service and distribution fees related

There are several risks in connection with the use of

to Advisor Class Shares and C-Class Shares, are charged

futures contracts. Risks may be caused by an imperfect

directly to specific Classes. In addition, certain expenses

correlation between movements in the price of the

have been allocated to the individual Funds in the Trust

instruments and the price of the underlying securities. In

on a pro rata basis upon the respective aggregate net

addition, there is the risk that a Fund may not be able to

assets of each Fund included in the Trust.

enter into a closing transaction because of an illiquid

N. The preparation of financial statements in conformity

secondary market.

with U.S. generally accepted accounting principles

There are several risks associated with the use of

requires management to make estimates and

structured notes. Structured notes are leveraged,

assumptions that affect the reported amount of assets

thereby providing an exposure to the underlying

and liabilities and disclosure of contingent assets and

benchmark greater than the face amount and increasing

liabilities at the date of the financial statements and the

the volatility of each note relative to the change in the

reported amounts of revenues and expenses during the

underlying linked financial instrument. A highly liquid

reporting period. Actual results could differ from these

secondary market may not exist for the structured notes

estimates.

a Fund invests in, which may make it difficult for that

O. Throughout the normal course of business, the Funds

Fund to sell the structured notes it holds at an

enter into contracts that contain a variety of

acceptable price or to accurately value them. In addition,

representations and warranties which provide general

structured notes are subject to the risk that the

indemnifications. The Funds’ maximum exposure under

counterparty to the instrument, or issuer, might not pay

these arrangements is unknown, as this would involve

interest when due or repay principal at maturity of the

future claims that may be made against the Funds

obligation. Although the Trust will not invest in any

and/or their affiliates that have not yet occurred.

structured notes unless Rydex Investments believes that

However, based on experience, the Funds expect the

the issuer is creditworthy, a Fund does bear the risk of

risk of loss to be remote.

loss of the amount expected to be received in the event

2.

Financial Instruments

of the default or bankruptcy of the issuer.

As part of its investment strategy, the Trust may utilize

There are several risks associated with the use of swap

short sales and a variety of derivative instruments

agreements that are different from those associated with

including, options, futures, options on futures, structured

ordinary portfolio securities transactions, due to the fact

notes and swap agreements. These investments involve,

they could be considered illiquid. Although the Trust will

to varying degrees, elements of market risk and risks in

not enter into any swap agreement unless Rydex

excess of the amounts recognized in the Statements of

Investments believes that the other party to the

Assets and Liabilities.

transaction is creditworthy, the Funds bear the risk of

loss of the amount expected to be received under a

Short sales are transactions in which a Fund sells an

swap agreement in the event of the default or

equity or fixed income security it does not own. If the

bankruptcy of the agreement counterparty.

security sold short decreases in price between the time

the Fund sells the security and closes its short position,

There are several risks associated with credit default

that Fund will realize gain on the transaction. Conversely,

swaps. Credit default swaps involve the exchange of a

if the security increases in price during the period, that

fixed-rate premium for protection against the loss in

Fund will realize a loss on the transaction. The risk of

value of an underlying debt instrument in the event of a

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

defined credit event (such as payment default or

Rydex Investments also provides accounting services to

bankruptcy). Under the terms of the swap, one party acts

the Trust for fees calculated at an annualized rate of

as a “guarantor,” receiving a periodic payment that is a

0.10% on the first $250 million of the average daily net

fixed percentage applied to a notional principal amount.

assets, 0.075% on the next $250 million of the average

In return, the party agrees to purchase the notional

daily net assets, 0.05% on the next $250 million of the

amount of the underlying instrument, at par, if a credit

average daily net assets, and 0.03% on the average daily

event occurs during the term of the swap. A Fund may

net assets over $750 million of each Fund.

enter into credit default swaps in which that Fund or its

Rydex Investments engages external service providers to

counterparty acts as guarantor. By acting as the

perform other necessary services to the Trust, such as

guarantor of a swap, that Fund assumes the market and

accounting and auditing services, legal services, printing

credit risk of the underlying instrument, including

and mailing, etc., on a pass-through basis. Such

liquidity and loss of value.

expenses vary from Fund to Fund and are allocated to

In conjunction with the use of short sales, options,

the Funds based on relative net assets. Organizational

futures, options on futures, structured notes and swap

and setup costs for new Funds are paid by the Trust.

agreements, the Funds are required to maintain collateral

The Trust has adopted a Distribution and Shareholder

in various forms. The Funds use, where appropriate,

Services Plan applicable to Advisor Class Shares and

depending on the financial instrument utilized and the

a Distribution Plan applicable to A-Class Shares and

broker involved, margin deposits at the broker, cash

H-Class Shares for which the Distributor and other firms

and/or securities segregated at the custodian bank,

that provide distribution and/or shareholder services

discount notes, or the repurchase agreements allocated

(“Service Providers”) may receive compensation. If a

to each Fund.

Service Provider provides distribution services, the Trust

The risks inherent in the use of short sales, options,

will pay distribution fees to the Distributor at an annual

futures contracts, options on futures contracts, structured

rate not to exceed 0.25% of average daily net assets,

notes, and swap agreements, include i) adverse changes

pursuant to Rule 12b-1 of the 1940 Act. The Distributor,

in the value of such instruments; ii) imperfect correlation

in turn, will pay the Service Provider out of its fees. The

between the price of the instruments and movements in

Distributor may, at its discretion, retain a portion of such the price of the underlying securities, indices, or futures

payments to compensate itself for distribution services.

contracts; iii) the possible absence of a liquid secondary

With regard to Advisor Class Shares only, if a Service

market for any particular instrument at any time; and iv)

Provider provides shareholders services, the Distributor

the potential of counterparty default. The Trust has

will receive shareholder servicing fees from the Trust at

established strict counterparty credit guidelines and

an annual rate not to exceed 0.25% of average daily net

enters into transactions only with financial institutions of assets. The Distributor, in turn, will pay the Service

investment grade or better.

Provider out of its fees.

3.

Fees And Other Transactions With Affiliates

The Trust has adopted a separate Distribution and

Under the terms of an investment advisory contract, the

Shareholder Services Plan applicable to its C-Class

Trust pays Rydex Investments investment advisory fees

Shares that allows the Funds to pay annual distribution

calculated at an annualized rate of 0.50% of the average

and service fees of 1.00% of the Funds’ C-Class Shares

daily net assets of the Government Long Bond 1.2x

average daily net assets. The annual 0.25% service fee

Strategy Fund and the U.S. Government Money Market

compensates the shareholder’s financial advisor for

Fund; 0.75% of the average daily net assets of the Nova

providing on-going services to the shareholder. The

Fund, S&P 500 Fund, High Yield Fund, Inverse High Yield

annual 0.75% distribution fee reimburses the Distributor

Fund, NASDAQ-100® Fund, Russell 2000® Fund, Japan

for paying the shareholder’s financial advisor an ongoing

2x Strategy Fund, Small-Cap Value Fund, Mid-Cap Value

sales commission. The Distributor advances the first

Fund, Large-Cap Value Fund, Small-Cap Growth Fund,

year’s service and distribution fees to the Financial Advisor.

Mid-Cap Growth Fund, and the Large-Cap Growth Fund;

The Distributor retains the service and distribution fees

and 0.90% of the average daily net assets of the

on accounts with no authorized dealer of record.

remaining Funds covered in this report.

During the period ended September 30, 2008, the

Rydex Investments provides transfer agent and

Distributor retained sales charges of $557,030 relating to

administrative services to the Trust for fees calculated at

sales of A-Class Shares of the Trust.

an annualized rate of 0.20% of the average daily net

During the period ended September 30, 2008, Rydex

assets of the Government Long Bond 1.2x Strategy Fund

Investments reimbursed the Japan 2x Strategy Fund in

and the U.S. Government Money Market Fund; and

the amount of $17,395 ($0.127 per share) related to

0.25% of the average daily net assets for the remaining

estimated losses on amounts receivable from Lehman

Funds covered in this report.

Brothers Finance S.A. and certain of its affiliates.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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139

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Certain officers and trustees of the Trust are also officers of Rydex Investments and the Distributor.

4.

Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains to shareholders.

Therefore, no Federal income tax provision has been recorded.

The Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 Accounting for Uncertainty in

Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured,

presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likelythan-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years for purposes of complying with FIN 48, and has concluded that no provision for income tax was required in the Funds’ financial statements.

The Funds file U.S. federal income tax returns and returns in various foreign jurisdictions in which they invest. While the statute of limitations remains open to examine the Funds’ U.S. federal income tax returns filed for the fiscal years 2004 to

2007, no examinations are in progress or anticipated at this time.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for derivatives, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses,

and excise tax regulations.

Permanent book and tax basis differences, if any, will result in reclassifications. This includes net operating losses not utilized during the current period, capital loss carry forward expired, and the utilization of earnings and profits distributed to the shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Any undistributed ordinary income or long-term capital gain remaining at fiscal year end is distributed in the following year.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

At September 30, 2008, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Nova Fund

$

84,355,740

$

13,955,878

$

(6,286,463)

$

7,669,415

S&P 500 Fund

152,171,099

1,124,169

(8,668,786)

(7,544,617)

Inverse S&P 500 Strategy Fund

311,195,817

—

—

—

NASDAQ-100® Fund

392,525,006

212,173,553

(25,372,485)

186,801,068

Inverse NASDAQ-100® Strategy Fund

67,175,468

—

—

—

Mid-Cap 1.5x Strategy Fund

17,467,160

640,204

(1,462,948)

(822,744)

Inverse Mid-Cap Strategy Fund

3,732,213

—

—

—

Russell 2000® 1.5x Strategy Fund

25,826,644

1,406,469

(1,535,081)

(128,612)

Russell 2000® Fund

41,942,786

108,295

(786,303)

(678,008)

Inverse Russell 2000® Strategy Fund

39,944,801

—

—

—

Government Long Bond 1.2x Strategy Fund

49,410,919

1,061,190

—

1,061,190

Inverse Government Long Bond Strategy Fund

454,372,848

—

(55,852)

(55,852)

High Yield Strategy Fund

21,972,507

—

—

—

Inverse High Yield Strategy Fund

15,841,036

—

—

—

Europe 1.25x Strategy Fund

14,668,266

340,819

(502,936)

(162,117)

Japan 2x Strategy Fund

428,485

—

—

—

Small-Cap Value Fund

34,893,262

1,780,280

(1,482,122)

298,158

Mid-Cap Value Fund

6,778,883

802,390

(96,229)

706,161

140

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Tax

Tax

Net

Tax

Unrealized

Unrealized

Unrealized

Fund

Cost

Gain

Loss

Gain (Loss)

Large-Cap Value Fund

$

14,620,079

$

1,003,212

$

(752,045)

$

251,167

Small-Cap Growth Fund

21,985,037

—

(1,364,836)

(1,364,836)

Mid-Cap Growth Fund

13,202,359

2,016,488

(335,989)

1,680,499

Large-Cap Growth Fund

11,273,085

1,537,043

(572,108)

964,935

U.S.Government Money Market Fund

1,569,900,143

—

—

—

5.

Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and/or U.S. Government

Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds by, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

The repurchase agreements executed by the joint account and outstanding as of September 30, 2008, were as follows:

Counterparty

Terms of Agreement

Face Value

Market Value

Repurchase Price

Morgan Stanley

0.15% due 10/01/08

$682,099,856

$

682,099,856

$

682,102,698

Mizuho Financial Group, Inc.

0.26% due 10/01/08

565,000,000

565,000,000

565,004,081

Morgan Stanley

0.10% due 10/01/08

400,000,000

400,000,000

400,001,111

Credit Suisse Group

0.25% due 10/01/08

88,479,252

88,479,252

88,479,866

$1,735,579,108

$1,735,587,756

As of September 30, 2008, the collateral for the repurchase agreements in the joint account was as follows:

Security Type

Maturity Dates

Range of Rates

Par Value

Market Value

U.S. Treasury Notes

12/31/08 - 08/15/17

3.375% - 4.750%

$793,096,500

$

816,275,910

U.S. TIP Bond

04/15/28

3.625%

289,705,400

474,835,309

U.S. Treasury Bills

10/02/08 - 09/24/09

—

252,540,300

251,799,789

U.S. Treasury Bonds

05/15/16 - 04/15/28

3.625% - 7.250%

176,171,900

227,466,324

$1,770,377,332

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees,

reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6.

Fair Value Measurement

The Funds adopted Statement of Financial Accounting Standard No. 157 (“FAS 157”) Fair Value Measurement which provided enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications.

Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

141

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following table summarizes the inputs used to value the Funds’ net assets as of September 30, 2008:

Level 1

Level 2

Level 3

Level 1

Other

Level 2

Other

Level 3

Other

Investments

Financial

Investments

Financial

Investments

Financial

Fund

In Securities

Instruments

In Securities

Instruments

In Securities

Instruments

Total

Assets

Nova Fund

$

92,025,155

$

—

$

—

$

—

$

—

$

—

$

92,025,155

S&P 500 Fund

144,626,482

—

—

—

—

—

144,626,482

Inverse S&P 500

Strategy Fund

112,395,018

8,530,334

198,800,799

—

—

—

319,726,151

NASDAQ-100® Fund

579,326,074

—

—

—

—

—

579,326,074

Inverse NASDAQ-100®

Strategy Fund

67,175,468

3,716,816

—

—

—

—

70,892,284

Mid-Cap 1.5x

Strategy Fund

16,644,416

—

—

—

—

—

16,644,416

Inverse Mid-Cap

Strategy Fund

3,732,213

—

—

—

—

—

3,732,213

Russell 2000® 1.5x

Strategy Fund

25,698,032

—

—

—

—

—

25,698,032

Russell 2000® Fund

41,264,778

—

—

—

—

—

41,264,778

Inverse Russell 2000®

Strategy Fund

39,944,801

583,219

—

—

—

—

40,528,020

Government Long Bond

1.2x Strategy Fund

50,472,109

—

—

—

—

—

50,472,109

Inverse Government

Long Bond

Strategy Fund

81,214,969

10,541,695

373,102,027

—

—

—

464,858,691

High Yield

Strategy Fund

21,972,507

34,084

—

—

—

—

22,006,591

Inverse High Yield

Strategy Fund

15,841,036

646,535

—

—

—

—

16,487,571

Europe 1.25x

Strategy Fund

14,506,149

—

—

—

—

—

14,506,149

Japan 2x Strategy Fund

428,485

—

—

—

—

—

428,485

Small-Cap Value Fund

35,191,420

—

—

—

—

—

35,191,420

Mid-Cap Value Fund

7,485,044

—

—

—

—

—

7,485,044

Large-Cap Value Fund

14,871,246

—

—

—

—

—

14,871,246

Small-Cap Growth Fund

20,620,201

—

—

—

—

—

20,620,201

Mid-Cap Growth Fund

14,882,858

—

—

—

—

—

14,882,858

Large-Cap Growth Fund

12,238,020

—

—

—

—

—

12,238,020

U.S. Government Money

Market Fund

1,569,900,143

—

—

—

—

—

1,569,900,143

Liabilities

Nova Fund

—

1,535,967

—

—

—

—

1,535,967

S&P 500 Fund

—

1,220,494

—

—

—

—

1,220,494

Inverse S&P 500

Strategy Fund

—

—

—

—

—

—

—

NASDAQ-100® Fund

—

733,121

—

—

—

—

733,121

Inverse NASDAQ-100®

Strategy Fund

—

—

—

—

—

—

—

Mid-Cap 1.5x

Strategy Fund

—

767,535

—

—

—

—

767,535

Inverse Mid-Cap

Strategy Fund

—

2,962

—

—

—

—

2,962

Russell 2000® 1.5x

Strategy Fund

—

552,446

—

—

—

—

552,446

Russell 2000® Fund

—

417,909

—

—

—

—

417,909

Inverse Russell 2000®

Strategy Fund

—

—

1,584

—

—

—

1,584

Government Long Bond

1.2x Strategy Fund

—

14,318

—

—

—

—

14,318

Inverse Government

Long Bond

Strategy Fund

—

—

—

—

—

—

—

High Yield

Strategy Fund

—

464,871

—

—

—

—

464,871

Inverse High Yield

Strategy Fund

—

—

—

—

—

—

—

Europe 1.25x

Strategy Fund

—

—

—

108,587

—

—

108,587

Japan 2x Strategy Fund

—

—

—

121,923

—

—

121,923

Small-Cap Value Fund

—

—

—

—

—

—

—

Mid-Cap Value Fund

—

—

—

—

—

—

—

Large-Cap Value Fund

—

—

—

—

—

—

—

Small-Cap Growth Fund

—

—

—

—

—

—

—

Mid-Cap Growth Fund

—

—

—

—

—

—

—

Large-Cap Growth Fund

—

—

—

—

—

—

—

U.S. Government

Money Market Fund

—

—

—

—

—

—

—

142

|

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

7.

Securities Transactions

During the period ended September 30, 2008, the cost of purchases and proceeds from sales of investment securities,

excluding short term and temporary cash investments, were:

Inverse

Inverse

Inverse

Nova

S&P 500

S&P 500

NASDAQ-100®

NASDAQ-100®

Mid-Cap 1.5x

Mid-Cap

Fund

Fund

Strategy Fund

Fund

Strategy Fund

Strategy Fund

Strategy Fund

Purchases

$

87,301,924

$124,809,383

$

—

$246,557,058

$

—

$

17,075,170

$

—

Sales

$110,012,341

$

60,192,186

$

—

$288,297,593

$

—

$

16,681,001

$

—

Inverse

Government

Inverse

Russell

Russell 2000®

Long Bond

Government

Inverse

2000® 1.5x

Russell 2000®

Strategy

1.2x Strategy

Long Bond

High Yield

High Yield

Strategy Fund

Fund

Fund

Fund

Strategy Fund

Strategy Fund

Strategy Fund

Purchases

$

44,548,068

$

29,438,883

$

—

$630,061,491

$

866,834,024

$

—

$

—

Sales

$

48,014,236

$

16,697,951

$

—

$666,048,698

$1,175,501,526

$

—

$

—

Small-Cap

Mid-Cap

Large-Cap

Small-Cap

Mid-Cap

Europe 1.25x

Japan 2x

Value

Value

Value

Growth

Growth

Strategy Fund

Strategy Fund

Fund

Fund

Fund

Fund

Fund

Purchases

$

14,457,541

$

—

$  75,152,190

$

39,574,866

$

120,506,628

$
79,484,656

$ 212,456,440

Sales

$

17,537,753

$

—

$106,193,408

$

42,156,997

$

126,206,203

$

68,829,205

$ 214,242,658

Large-Cap  U.S. Government

Growth

Money Market

Fund

Fund

Purchases

$

59,870,373

$

—

Sales

$

66,771,641

$

—

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

|

143

NOTES TO FINANCIAL STATEMENTS (continued)

8.

Share Transactions

The Trust is authorized to issue an unlimited number of shares (no par value). Transactions in shares for the periods presented were:

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Nova Fund

Investor Class

5,446,050

10,763,436

—

75,348

(5,746,223)

(11,641,404)

(300,173)

(802,620)

Advisor Class

1,072,165

2,287,134

—

16,569

(1,023,354)

(2,764,194)

48,811

(460,491)

A-Class

250,113

486,941

—

7,031

(518,862)

(547,325)

(268,749)

(53,353)

C-Class

366,930

1,227,847

—

27,492

(590,077)

(1,509,363)

(223,147)

(254,024)

S&P 500 Fund

A-Class

516,965

717,124

—

124

(254,325)

(701,805)

262,640

15,443

C-Class

2,827,914

3,802,327

—

787

(2,845,143)

(3,568,990)

(17,229)

234,124

H-Class

13,719,661

8,954,070

—

4,221

(10,866,729)

(6,143,418)

2,852,932

2,814,873

Inverse S&P 500 Strategy Fund

Investor Class

7,344,820

11,985,693

—

259,306

(7,074,146)

(45,382,295)

270,674

(33,137,296)

Advisor Class

959,934

1,435,780

—

13,737

(905,031)

(4,310,762)

54,903

(2,861,245)

A-Class

716,557

724,012

—

10,606

(309,036)

(2,065,981)

407,521

(1,331,363)

C-Class

829,659

3,180,263

—

34,413

(1,088,147)

(8,351,679)

(258,488)

(5,137,003)

NASDAQ-100®  Fund

Investor Class

24,289,419

42,755,463

—

—

(27,489,202)

(44,366,095)

(3,199,783)

(1,610,632)

Advisor Class

5,710,521

11,133,034

—

—

(5,554,240)

(10,611,159)

156,281

521,875

A-Class

529,751

1,224,853

—

—

(630,762)

(1,016,650)

(101,011)

208,203

C-Class

5,813,869

7,582,203

—

—

(5,684,251)

(7,547,831)

129,618

34,372

Inverse NASDAQ-100®  Strategy Fund

Investor Class

4,528,245

13,266,797

—

121,160

(4,742,168)

(15,402,931)

(213,923)

(2,014,974)

Advisor Class

66,260

584,179

—

4,466

(204,722)

(945,671)

(138,462)

(357,026)

A-Class

168,029

486,070

—

8,211

(104,451)

(599,900)

63,578

(105,619)

C-Class

1,268,613

2,065,870

—

20,816

(1,400,026)

(2,577,766)

(131,413)

(491,080)

Mid-Cap 1.5x Strategy Fund

A-Class

16,786

114,194

—

2,239

(26,996)

(135,455)

(10,210)

(19,022)

C-Class

386,992

499,616

—

15,201

(389,981)

(671,558)

(2,989)

(156,741)

H-Class

2,771,822

8,197,410

—

27,478

(2,808,473)

(8,461,182)

(36,651)

(236,294)

Inverse Mid-Cap Strategy Fund

A-Class

18,678

42,249

—

323

(24,551)

(32,269)

(5,873)

10,303

C-Class

113,850

603,381

—

366

(134,789)

(586,835)

(20,939)

16,912

H-Class

894,311

2,884,473

—

11,489

(2,062,644)

(2,097,722)

(1,168,333)

798,240

Russell 2000® 1.5x Strategy Fund

A-Class

111,398

155,573

—

312

(205,906)

(163,625)

(94,508)

(7,740)

C-Class

331,064

794,721

—

1,065

(294,107)

(956,120)

36,957

(160,334)

H-Class

2,908,552

6,640,565

—

1,424

(2,915,254)

(7,309,867)

(6,702)

(667,878)

Russell 2000® Fund

A-Class

204,631

253,665

—

114

(75,047)

(225,169)

129,584

28,610

C-Class

221,936

441,630

—

182

(211,205)

(439,576)

10,731

2,236

H-Class

7,953,518

4,122,727

—

924

(6,884,226)

(4,419,348)

1,069,292

(295,697)

† Unaudited

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Inverse Russell 2000® Strategy Fund

A-Class

36,261

430,239

—

7,114

(134,007)

(545,832)

(97,746)

(108,479)

C-Class

474,776

847,999

—

7,889

(436,275)

(940,973)

38,501

(85,085)

H-Class

2,037,456

6,274,357

—

42,668

(2,296,272)

(6,618,998)

(258,816)

(301,973)

Government Long Bond 1.2x Strategy Fund

Investor Class

37,220,034

76,783,346

32,871

119,095

(38,187,579)

(78,150,310)

(934,674)

(1,247,869)

Advisor Class

31,907,429

16,143,329

22,140

37,347

(33,112,262)

(15,059,265)

(1,182,693)

1,121,411

A-Class

883,125

2,480,041

18,890

33,796

(1,470,057)

(1,867,065)

(568,042)

646,772

C-Class

6,991,191

7,398,417

6,875

20,651

(7,000,136)

(8,365,974)

(2,070)

(946,906)

Inverse Government Long Bond Strategy Fund

Investor Class

35,525,345

55,942,835

—

335,286

(34,625,269)

(58,292,241)

900,076

(2,014,120)

Advisor Class

22,220,366

8,604,796

—

50,624

(21,532,946)

(9,441,570)

687,420

(786,150)

A-Class

2,904,138

1,523,588

—

60,408

(1,499,922)

(2,969,787)

1,404,216

(1,385,791)

C-Class

3,170,416

3,335,250

—

279,343

(2,613,139)

(7,328,114)

557,277

(3,713,521)

High Yield Strategy Fund

A-Class

6,339,178

1,930,328*

—

3,634*

(6,423,328)

(1,500,841)*

(84,150)

433,121*

C-Class

88,267

170,873*

—

119*

(101,862)

(129,479)*

(13,595)

41,513*

H-Class

11,714,384

11,912,677*

—

9,814*

(13,914,972)

(9,274,669)*

(2,200,588)

2,647,822*

Inverse High Yield Strategy Fund

A-Class

79,922

350,188*

—

—*

(79,996)

(317,552)*

(74)

32,636*

C-Class

29,228

117,922*

—

—*

(29,256)

(60,000)*

(28)

57,922*

H-Class

2,679,202

3,107,955*

—

—*

(2,546,224)

(2,980,758)*

132,978

127,197*

Europe 1.25x Strategy Fund

A-Class

6,584

481,557

—

3,796

(32,574)

(858,069)

(25,990)

(372,716)

C-Class

2,736,573

6,793,370

—

21,736

(2,834,308)

(6,937,333)

(97,735)

(122,227)

H-Class

3,661,818

16,294,141

—

83,104

(3,978,652)

(17,801,896)

(316,834)

(1,424,651)

Japan 2x Strategy Fund

A-Class

11,710

27,605**

—

—**

(30,027)

(2,298)**

(18,317)

25,307**

C-Class

645,529

44,347**

—

—**

(640,968)

(34,802)**

4,561

9,545**

H-Class

1,353,100

528,213**

—

—**

(1,428,358)

(319,523)**

(75,258)

208,690**

Small-Cap Value Fund

A-Class

78,443

177,319

—

644

(179,941)

(177,608)

(101,498)

355

C-Class

568,172

1,259,064

—

258

(621,429)

(778,563)

(53,257)

480,759

H-Class

2,632,385

4,777,161

—

999

(3,710,554)

(3,129,747)

(1,078,169)

1,648,413

* Since the commencement of operations: April 16, 2007.

** Since the commencement of operations: February 22, 2008.

† Unaudited

NOTES TO FINANCIAL STATEMENTS (continued)

Shares Purchased

Purchased through Dividend Reinvestment

Shares Redeemed

Net Shares Purchased (Redeemed)

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

Period Ended

Year Ended

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

September 30,

March 31,

2008†

2008

2008†

2008

2008†

2008

2008†

2008

Mid-Cap Value Fund

A-Class

37,420

174,959

—

2,215

(109,932)

(212,737)

(72,512)

(35,563)

C-Class

494,128

845,951

—

1,257

(491,559)

(1,042,478)

2,569

(195,270)

H-Class

914,577

2,664,509

—

4,679

(927,332)

(4,541,599)

(12,755)

(1,872,411)

Large-Cap Value Fund

A-Class

112,978

279,929

—

42,908

(311,803)

(269,266)

(198,825)

53,571

C-Class

566,918

2,025,443

—

64,737

(560,586)

(2,639,246)

6,332

(549,066)

H-Class

6,127,921

9,372,167

—

96,773

(6,310,007)

(14,047,706)

(182,086)

(4,578,766)

Small-Cap Growth Fund

A-Class

30,823

262,368

—

3,278

(93,170)

(238,178)

(62,347)

27,468

C-Class

1,215,240

2,189,483

—

10,842

(1,222,653)

(2,363,032)

(7,413)

(162,707)

H-Class

2,152,573

3,527,056

—

7,158

(1,728,443)

(3,863,333)

424,130

(329,119)

Mid-Cap Growth Fund

A-Class

220,290

250,895

—

7,273

(173,716)

(203,641)

46,574

54,527

C-Class

2,267,597

1,561,001

—

5,107

(2,232,845)

(1,687,976)

34,752

(121,868)

H-Class

6,319,241

7,525,765

—

23,635

(6,548,545)

(7,269,598)

(229,304)

279,802

Large-Cap Growth Fund

A-Class

281,775

277,830

—

2,193

(422,478)

(161,710)

(140,703)

118,313

C-Class

267,242

4,408,801

—

7,740

(321,288)

(4,374,533)

(54,046)

42,008

H-Class

2,268,325

7,048,426

—

19,766

(2,401,829)

(8,400,012)

(133,504)

(1,331,820)

U.S. Government Money Market Fund

Investor Class

7,501,815,928

16,744,764,573

6,817,645

34,409,275

(7,369,166,884)

(16,782,939,166)

139,466,689

(3,765,318)

Advisor Class

2,381,240,439

3,541,832,288

740,023

5,026,273

(2,362,867,612)

(3,591,814,815)

19,112,850

(44,956,254)

A-Class

51,476,754

86,075,767

141,762

611,010

(38,553,187)

(84,291,559)

13,065,329

2,395,218

C-Class

694,433,242

1,349,987,737

247,073

3,040,004

(674,037,092)

(1,352,007,026)

20,643,223

1,020,715

† Unaudited

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

9.

Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at a minimum of 100% of the value of the securities on loan, which is initially held in a segregated account at U.S. Bank. Under the terms of the Funds’

securities lending agreement with U.S.Bank, cash collateral may be invested by U.S. Bank in certain high quality, liquid investments. At September 30, 2008, the cash collateral investments consisted of a money market mutual fund and repurchase agreement. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day;

any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

The following represents a breakdown of the collateral:

MUTUAL FUND

Issuer

Shares

Market Value

Mount Vernon Securities Lending Trust

32,267,439

$32,267,439

Total Mutual Fund

$32,267,439

At September 30, 2008, the following Funds participated in securities lending and received cash collateral:

Fund

Cash Collateral

Value of Securities Loaned

Nova Fund

$

85,572

$

82,956

S&P 500 Fund

41,536

38,869

NASDAQ-100® Fund

29,320,434

29,201,950

Mid-Cap 1.5x Strategy Fund

20,776

20,106

Russell 2000® 1.5x Strategy Fund

221,094

215,417

Russell 2000® Fund

3,879

3,833

Europe 1.25x Strategy Fund

305,120

280,907

Small-Cap Value Fund

1,516,971

1,525,145

Mid-Cap Value Fund

182,767

181,108

Large-Cap Value Fund

80,059

85,496

Small-Cap Growth Fund

480,527

450,023

Large-Cap Growth Fund

8,704

9,199

10. New Accounting Pronouncements

In March 2008, the FASB issued FAS 161, “Disclosures about Derivative Instruments and Hedging Activities.” The new

requirement is intended to improve disclosures around an entity’s derivatives activity and help investors understand how entities use derivatives, how they are accounted for and how they affect the financial position and operations of that entity.

FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

11. NASDAQ Name Change

Effective April 1, 2008, the OTC Fund and the Inverse OTC Strategy Fund changed their Fund names to the

NASDAQ-100® Fund and the Inverse NASDAQ-100® Strategy Fund, respectively. The name change will have no impact on the Funds’ investment objectives, tickers and CUSIPS.

12. Subsequent Event

U.S. Government Money Market Fund (the “Fund”) has filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the

“Program”).

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147

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)

Under the Program, the Treasury will guarantee the share price of shares of the Fund held by shareholders as of

September 19, 2008 at $1.00 per share if the Fund’s net asset value per share falls below $0.995 (a “Guarantee Event”)

and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations, including the following:

•

For shareholders of a Fund, the Program provides a guarantee for the lesser of (a) the number of Fund shares owned by the shareholder as of the close of business on September 19, 2008, or (b) the number of Fund shares owned by the shareholder on the date of a Guarantee Event.

•

The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

•

In order to recover, a Guarantee Event must occur during the term of the Program.

Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held as of the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares as of the close of business on September 19, 2008 are not eligible for protection under the Program.

The Program will be in effect for a three month term expiring on December 18, 2008, after which the Secretary of the

Treasury will review the need for, and terms of, the Program. Participation in the initial three months of the Program requires a payment to the Treasury in the amount of .01% of the value of all shares outstanding as of September 19, 2008,

which has been paid by the Fund. The Secretary may extend the Program through the close of business on September 18,

2009. If the Program is extended, the Fund will consider whether to continue to participate and pay any additional fees.

148

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds' portfolios is available, without charge and upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-820-0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on

Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public

Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1-800-820-0888.

Rydex Investments Board Review and Approval of the Investment Advisory Agreement

The Advisory Agreements dated January 18, 2008 between Rydex Series Funds, on behalf of the Funds, and PADCO

Advisors, Inc. were last approved by shareholders at Special Meetings held on October 4, 2007, November 1, 2007,

January 31, 2008 and February 12, 2008. Subject to the terms and conditions provided for in the Advisory Agreements,

each Advisory Agreement remains in effect for an initial two year term from the date of the Agreement and remains in effect for periods of one year thereafter subject to Board approval. Therefore, the Advisory Agreements are next scheduled to be approved by the Board of Trustees at the Trust’s August 2009 Meeting.

THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

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149

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees all Rydex Investments, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund

Trustees and Officers, and can be obtained without charge by calling 1-800-820-0888.

All Trustees and Officers may be reached c/o Rydex Investments, 9601 Blackwell Rd., Suite 500, Rockville, MD 20850.

TRUSTEES AND OFFICERS

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Carl G. Verboncoeur*

Rydex Series Funds – 2004

158

Trustee, President (1952)

Rydex Variable Trust – 2004

Rydex Dynamic Funds – 2004

Rydex ETF Trust – 2004

Principal Occupations During Past Five Years: Treasurer of Rydex Specialized Products, LLC (2005 to present) Chief Executive

Officer of Rydex Specialized Products, LLC (2005 to 2008); Chief Executive Officer of Rydex Investments and Rydex Distributors,

Inc. (2003 to present); Executive Vice President of Rydex Investments (2000 to 2003)

Michael P. Byrum*

Rydex Series Funds – 2005

150

Trustee, Vice President

Rydex Variable Trust – 2005

(1970)

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Chief Investment Officer of Rydex Investments (2003 to present); Secretary of

Rydex Specialized Products, LLC (2005 to 2008); Vice President of Rydex Series Funds (1997 to present); Vice President of Rydex

Variable Trust (1998 to present); Vice President of Rydex Dynamic Funds (1999 to present); Vice President of Rydex ETF Trust

(2002 to present); President and Trustee of Rydex Capital Partners SPhinX Fund (2003 to 2006); President of Rydex Investments

(2004 to present); Chief Operating Officer of Rydex Investments and Rydex Distributors, Inc. (2003 to 2004)

INDEPENDENT TRUSTEES

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

John O. Demaret

Rydex Series Funds – 1997

150

Trustee, Chairman of the

Rydex Variable Trust – 1998

Board (1940)

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired

Corey A. Colehour

Rydex Series Funds – 1993

150

Trustee (1945)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Retired (2006 to present); Owner and President of Schield Management

Company, registered investment adviser (2005 to 2006); Senior Vice President of Marketing and Co-Owner of Schield

Management Company, registered investment adviser (1985 to 2005)

J. Kenneth Dalton

Rydex Series Funds – 1995

150

Trustee (1941)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Mortgage Banking Consultant and Investor, The Dalton Group

150

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THE RYDEX SERIES FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

Length of Service

Name, Position and

As Trustee

Number of

––––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––

(Year Began)

––––––––––––––––––––––––

Funds Overseen

Werner E. Keller

Rydex Series Funds – 2005

150

Trustee (1940)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Retired (2001 to present); Chairman, Centurion Capital Management (1991 to 2001)

Thomas F. Lydon, Jr.

Rydex Series Funds – 2005

150

Trustee (1960)

Rydex Variable Trust – 2005

Rydex Dynamic Funds – 2005

Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: President, Global Trends Investments

Patrick T. McCarville

Rydex Series Funds – 1997

150

Trustee (1942)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Founder and Chief Executive Officer, Par Industries, Inc.

Roger Somers

Rydex Series Funds – 1993

150

Trustee (1944)

Rydex Variable Trust – 1998

Rydex Dynamic Funds – 1999

Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Owner, Arrow Limousine

EXECUTIVE OFFICERS

Name, Position and

Principal Occupations

–––––––––––––––––––––––

Year of Birth

–––––––––––––––––––––––––––––––––––

During Past Five Years

Nick Bonos*

Chief Financial Officer of Rydex Specialized Products, LLC (2005 to present);

Vice President and Treasurer (1963)

Vice President and Treasurer of Rydex Series Funds, Rydex Variable Trust,

Rydex Dynamic Funds, and Rydex ETF Trust (2003 to present); Senior Vice

President of Rydex Investments (2003 to present); Vice President and

Treasurer of Rydex Capital Partners SPhinX Fund (2003 to 2006)

Joanna M. Haigney*

Chief Compliance Officer of Rydex Series Funds, Rydex Variable Trust, and

Chief Compliance Officer and

Rydex Dynamic Funds (2004 to present); Secretary of Rydex Series Funds,

Secretary (1966)

Rydex Variable Trust, and Rydex Dynamic Funds (2000 to present); Secretary of Rydex ETF Trust (2002 to present); Vice President of Compliance of Rydex

Investments (2000 to present); Secretary of Rydex Capital Partners SPhinX

Fund (2003 to 2006)

Joseph Arruda*

Assistant Treasurer of Rydex Series Funds, Rydex Variable Trust, Rydex

Assistant Treasurer (1966)

Dynamic Funds, Rydex ETF Trust (2006 to present); Senior Vice President of

Rydex Investments (2008 to present); Vice President of Rydex Investments

(2004 to 2008); Director of Accounting of Rydex Investments (2003 to 2004)

Paula Billos*

Controller of Rydex Series Funds, Rydex Variable Trust, Rydex Dynamic

Controller (1974)

Funds, Rydex ETF Trust (2006 to present); Director of Fund Administration of

Rydex Investments (2001 to present)

* Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Rydex Investments.

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9601 Blackwell Road, Suite 500

Rockville, MD 20850

www.rydexinvestments.com

800-820-0888

RBENF-SEMI-0908x0309